As filed with the Securities and Exchange Commission on February 27, 2015
SEC File Nos. 333-29511 and 811-08261
===============================================================

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

Registration Statement Under the Securities Act of 1933 [X]
Pre-Effective Amendment No. [ ]
Post-+Effective Amendment No. 52 [X]
and/or
Registration Statement Under the Investment Company Act of 1940 [X]
Amendment No. 54 [X]
-----------------------------------

Madison Funds
550 Science Drive
Madison, WI 53711
(800) 767-0300
(Registrant's Exact Name, Address and Telephone Number)

W. Richard Mason
Chief Compliance Officer & Corporate Counsel
Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711
(Name and Address of Agent for Service)
--------------------------------------------
It is proposed that this filing will become effective (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b)
[X] on February 28, 2015 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

===============================================================

Prospectus
February 28, 2015

U.S. BOND FUNDS:	U.S. STOCK FUNDS:
Madison Government Bond Fund Class Y - MADTX	Madison Dividend Income Fund Class Y - BHBFX
Madison High Quality Bond Fund Class Y - MIIBX Madison Core Bond Fund	Madison Large Cap Value Fund Class A - MGWAX Class B - MGWBX; Class Y - MYLVX
Class A - MBOAX Class B - MBOBX Class Y - MBOYX Class R6 - MCBRX Madison Corporate Bond Fund	Madison Investors Fund Class A - MNVAX Class Y - MINVX Class R6 - MNVRX
Class Y - COINX Madison High Income Fund Class A - MHNAX Class B -MHNBX Class Y - MHNYX	Madison Large Cap Growth Fund Class A - MCAAX Class B - MCPBX Class Y - MYLGX
Madison Mid Cap Fund
Madison Tax-Free Virginia Fund	Class A - MERAX Class B - MERBX Class Y - GTSGX Class R6 - MMCRX
Class Y - GTVAX Madison Tax-Free National Fund Class Y - GTFHX	Madison Small Cap Fund Class A - MASVX Class B - MBSVX Class Y - MYSVX

MONEY MARKET FUND:	INTERNATIONAL STOCK FUNDS:
Madison Cash Reserves Fund Class A - MFAXX Class B - MFBXX	Madison NorthRoad International Fund Class Y - NRIEX Class R6 - NRRIX
COVERED CALL STOCK FUND:	Madison International Stock Fund Class A - MINAX Class B - MINBX Class Y - MINYX
Madison Covered Call & Equity Income Fund Class A - MENAX Class C - MENCX Class Y - MENYX Class R6 - MENRX	Madison Hansberger International Growth Fund Class Y - HIGGX Class I - HITGX

ASSET ALLOCATION FUNDS:	TARGET RETIREMENT FUNDS:
Madison Diversified Income Fund Class A - MCNAX Class B - MCNBX Class C - MBLCX	Madison Target Retirement 2020 Fund Class R6 - MTWRX
Madison Conservative Allocation Fund Class A - MCNAX Class B - MCNBX Class C - MCOCX	Madison Target Retirement 2030 Fund Class R6 - MTIRX
Madison Moderate Allocation Fund Class A - MMDAX Class B - MMDRX Class C - MMDCX	Madison Target Retirement 2040 Fund Class R6 - MFRRX
Madison Aggressive Allocation Fund Class A - MAGSX Class B - MAGBX Class C - MAACX	Madison Target Retirement 2050 Fund Class R6 - MFTRX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares in these funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

MADISON FUNDS®
Please note that an investment in any of these funds is not a deposit in a financial institution and is neither insured nor endorsed in any way by any financial institution or government agency.

MADISON CONSERVATIVE ALLOCATION FUND Fund Summary

Share Class/Ticker:	Class A - MCNAX	Class B - MCNBX	Class C - MCOCX
Investment Objective
The Madison Conservative Allocation Fund seeks income, capital appreciation and relative stability of value.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds. More information about these and other discounts is available from your financial professional, in the “Your Account - Sales Charges and Fees” section on page 107 of the prospectus and in the “More About Purchasing and Selling Shares” section on page 61 of the statement of additional information.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	4.50%[1]	1.00%[2]
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management Fees	0.20%	0.20%	0.20%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses[3]	0.49%	0.49%	0.49%
Total Annual Fund Operating Expenses	1.19%	1.94%	1.94%
1 The CDSC is reduced after 12 months and eliminated after six years following purchase.
2 The CDSC is eliminated after 12 months following purchase.
3 Acquired fund fees and expenses have been updated to reflect current fees associated with investing in the underlying funds.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Redemption			No Redemption
	A	B	C	A	B	C
1 Year	$ 689	$ 647	$ 297	$ 689	$ 197	$ 197
3 Years	931	959	609	931	609	609
5 Years	1,192	1,247	1,047	1,192	1,047	1,047
10 Years	1,935	2,073	2,264	1,935	2,073	2,264
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 96% of the average value of its portfolio.
Principal Investment Strategies
The fund invests primarily in shares of other registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser. Under normal circumstances, the fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying funds in which the fund invests may include funds advised by Madison and/or its affiliates, including other Madison Funds (the “affiliated underlying funds”). Generally, Madison will not invest more than 75% of the fund’s net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, the fund’s asset allocation among asset classes and underlying funds is expected to be approximately:

0-20%	money market funds;

20-80%	debt securities (e.g., bond funds and convertible bond funds);

0-20%	below-investment grade (“junk”) debt securities (e.g., high income funds);

10-50%	equity securities (e.g., U.S. stock funds);

0-40%	foreign securities (e.g., international stock and bond funds, including emerging market securities); and

0-20%	alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

With regard to investments in debt securities, Madison’s bias is toward securities with intermediate and short-term maturities. As of December 31, 2014, the dollar weighted average maturity of the fund’s debt portfolio was 7.35 years.
Madison may employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:

•
Asset allocation optimization analysis. This approach considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted level of portfolio return.

•
Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•
Fundamental analysis. This approach draws upon Madison’s equity and fixed income professionals to judge each asset class against current and forecasted market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.

In addition, Madison has a flexible mandate which permits the fund, at the sole discretion of the manager, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Market Risk. While the majority of the fund’s assets will typically be invested in underlying funds that invest primarily in debt securities, to the extent that the fund invests in underlying funds that invest in equities, the fund is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements.
Interest Rate Risk. The fund, through the underlying funds, is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.
Credit and Prepayment/Extension Risk. The fund, through the underlying funds, is also subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a rise/fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund’s return.
Non-Investment Grade Security Risk. The fund, through the underlying funds, may invest in non-investment grade securities (i.e., “junk” bonds). Issuers of non-investment grade securities are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.
Equity Risk. The fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security and Emerging Market Risk. Investments of underlying funds that invest in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad market index, as well as a custom index that reflects the fund’s asset allocation targets. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class A Shares
(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2009	8.78%
Lowest:	4Q 2008	-8.83%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	Since Inception 6/30/2006	Since Inception 2/29/2008
Class A Shares – Return Before Taxes	-0.54%	5.15%	3.58%	N/A
Return After Taxes on Distributions	-2.17%	3.87%	2.44%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	0.53%	3.59%	2.39%	N/A
Class B Shares – Return Before Taxes	0.29%	5.30%	3.57%	N/A
Class C Shares – Return before Taxes	3.87%	5.62%	N/A	3.31%
Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index (reflects no deduction for sales charges, account fees, expenses or taxes)	6.37%	4.49%	5.44%	4.62%
Conservative Allocation Fund Custom Index (reflects no deduction for sales charges, account fees, expenses or taxes)	7.13%	7.75%	6.35%	5.99%
The Conservative Allocation Fund Custom Index consists of 28% Russell 3000® Index, 7% MSCI AWCI ex-USA Index and 65% Barclays U.S. Aggregate Bond Index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class C shares will vary.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. David Hottmann, CPA and CFA (Vice President, Portfolio Manager) and Patrick Ryan, CFA (Vice President, Portfolio Manager) co-manage the fund. Mr. Hottmann has served in this capacity since September 2009 and Mr. Ryan has served in this capacity since January 2008.

Purchase and Sale of Fund Shares
Class A, B and C Shares. The minimum investment amounts are as follows for Class A, B and C shares:

Type of Account	To Open an Account[1]	To Add to an Account[1]
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150
1 The fund reserves the right to accept purchase amounts below the minimum for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like “managed account” programs.
2    Regardless of frequency, the minimum investment allowed is $50 per fund per month.
3    Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payment to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON MODERATE ALLOCATION FUND Fund Summary

Share Class/Ticker:	Class A - MMDAX	Class B - MMDRX	Class C - MMDCX
Investment Objective
The Madison Moderate Allocation Fund seeks capital appreciation, income and moderated market risk.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds. More information about these and other discounts is available from your financial professional, in the “Your Account - Sales Charges and Fees” section on page 107 of the prospectus and in the “More About Purchasing and Selling Shares” section on page 61 of the statement of additional information.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	4.50%[1]	1.00%[2]
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management Fees	0.20%	0.20%	0.20%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses[3]	0.51%	0.51%	0.51%
Total Annual Fund Operating Expenses	1.21%	1.96%	1.96%
1 The CDSC is reduced after 12 months and eliminated after six years following purchase.

[2]	The CDSC is eliminated after 12 months following purchase.
3 Acquired fund fees and expenses have been updated to reflect current fees associated with investing in the underlying funds.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Redemption			No Redemption
	A	B	C	A	B	C
1 Year	$691	$649	$299	$ 691	$ 199	$ 199
3 Years	937	965	615	937	615	615
5 Years	1,202	1,257	1,057	1,202	1,057	1,057
10 Years	1,957	2,094	2,285	1,957	2,094	2,285
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 89% of the average value of its portfolio.
Principal Investment Strategies
The fund invests primarily in shares of other registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser. Under normal circumstances, the fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments.. Underlying funds in which the fund invests may include funds advised by Madison and/or its affiliates, including other Madison Funds (the “affiliated underlying funds”). Generally, Madison will not invest more than 75% of the fund’s net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, the fund’s asset allocation among asset classes and underlying funds is expected to be approximately:

0-15%	money market funds;

10-60%	debt securities (e.g., bond funds and convertible bond funds);

0-20%	below-investment grade (“junk”) debt securities (e.g., high income funds);

20-80%	equity securities (e.g., U.S. stock funds);

0-50%	foreign securities (e.g., international stock and bond funds, including emerging market securities); and

0-20%	alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

With regard to investments in debt securities, Madison’s bias is toward securities with intermediate and short-term maturities. As of December 31, 2014, the dollar weighted average maturity of the fund’s debt portfolio was 7.38% years.
Madison may employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:

•
Asset allocation optimization analysis. This approach considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted level of portfolio return.

•
Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•
Fundamental analysis. This approach draws upon Madison’s equity and fixed income professionals to judge each asset class against current and forecasted market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.

In addition, Madison has a flexible mandate which permits the fund, at the sole discretion of the manager, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Market Risk. The fund, through the underlying funds, is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements. Certain of the underlying funds may invest in the equity securities of smaller companies, which may fluctuate more in value and be more thinly traded than the general market.
Equity Risk. The fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Interest Rate Risk. The fund, through the underlying funds, is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.
Credit and Prepayment/Extension Risk. The fund, through the underlying funds, is also subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a rise/fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund’s return.
Non-Investment Grade Security Risk. The fund, through the underlying funds, may invest in non-investment grade securities (i.e., “junk” bonds). Issuers of non-investment grade securities are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad market index, as well as a custom index that reflects the fund’s asset allocation targets. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class A Shares
(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2009	12.32%
Lowest:	4Q 2008	-16.22%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	Since Inception 6/30/2006	Since Inception 2/29/2008
Class A Shares – Return Before Taxes	0.11%	7.24%	3.74%	N/A
Return After Taxes on Distributions	-1.53%	6.34%	2.97%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	1.31%	5.49%	2.72%	N/A
Class B Shares – Return Before Taxes	1.03%	7.40%	3.74%	N/A
Class C Shares – Return before Taxes	4.49%	7.72%	N/A	3.39%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or taxes)	13.69%	15.45%	8.13%	8.96%
Moderate Allocation Fund Custom Index (reflects no deduction for sales charges, account fees, expenses or taxes)	7.92%	10.00%	6.85%	6.74%
The Moderate Allocation Fund Custom Index consists of 48% Russell 3000® Index, 12% MSCI AWCI ex-USA Index and 40% Barclays U.S. Aggregate Bond Index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class C shares will vary.

Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. David Hottmann, CPA and CFA (Vice President, Portfolio Manager) and Patrick Ryan, CFA (Vice President, Portfolio Manager) co-manage the fund. Mr. Hottmann has served in this capacity since September 2009 and Mr. Ryan has served in this capacity since January 2008.
Purchase and Sale of Fund Shares
Class A, B and C Shares. The minimum investment amounts are as follows for Class A, B and C shares:

Type of Account	To Open an Account[1]	To Add to an Account[1]
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150
1    The fund reserves the right to accept purchase amounts below the minimum for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like “managed account” programs.
2    Regardless of frequency, the minimum investment allowed is $50 per fund per month.
3    Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON AGGRESSIVE ALLOCATION FUND Fund Summary

Share Class/Ticker:	Class A - MAGSX	Class B - MAGBX	Class C - MAACX
Investment Objective
The Madison Aggressive Allocation Fund seeks capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds. More information about these and other discounts is available from your financial professional, in the “Your Account - Sales Charges and Fees” section on page 107 of the prospectus and in the “More About Purchasing and Selling Shares” section on page 61 of the statement of additional information.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	4.50%[1]	1.00%[2]
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management Fees	0.20%	0.20%	0.20%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses[3]	0.52%	0.52%	0.52%
Total Annual Fund Operating Expenses	1.22%	1.97%	1.97%

1 The CDSC is reduced after 12 months and eliminated after six years following purchase.

[2]	The CDSC is eliminated after 12 months following purchase.
3 Acquired fund fees and expenses have been updated to reflect current fees associated with investing in the underlying funds.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Redemption			No Redemption
	A	B	C	A	B	C
1 Year	$692	$650	$300	$ 692	$ 200	$ 200
3 Years	940	968	618	940	618	618
5 Years	1,207	1,262	1,062	1,207	1,062	1,062
10 Years	1,967	2,105	2,296	1,967	2,105	2,296
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 78% of the average value of its portfolio.
Principal Investment Strategies
The fund invests primarily in shares of other registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser. Under normal circumstances, the fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 85% equity investments and 15% fixed income investments. Underlying funds in which the fund invests may include funds advised by Madison and/or its affiliates, including other Madison Funds (the “affiliated underlying funds”). Generally, Madison will not invest more than 75% of the fund’s net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, the fund’s asset allocation among asset classes and underlying funds is expected to be approximately:

0-10%	money market funds;

0-30%	debt securities, all of which could be in below investment grade (“junk”) debt securities (e.g., bond funds, convertible bond funds and high income funds);

30-90%	equity securities (e.g., U.S. stock funds);

0-60%	foreign securities (e.g., international stock and bond funds, including emerging market securities); and

0-20%	alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

With regard to investments in debt securities, Madison’s bias is toward securities with intermediate and short-term maturities. As of December 31, 2014, the dollar weighted average maturity of the fund’s debt portfolio was 7.69 years.
Madison may employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:

•
Asset allocation optimization analysis. This approach considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted level of portfolio return.

•
Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•
Fundamental analysis. This approach draws upon Madison’s equity and fixed income professionals to judge each asset class against current and forecasted market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.

In addition, Madison has a flexible mandate which permits the fund, at the sole discretion of the manager, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Market Risk. The fund, through the underlying funds, is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements. Certain of the underlying funds may invest in the equity securities of smaller companies, which may fluctuate more in value and be more thinly traded than the general market.
Equity Risk. The fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Interest Rate Risk. To the extent that the fund invests in underlying funds that invest in debt securities, the fund will be subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.
Credit and Prepayment/Extension Risk. The fund, through the underlying funds, is also subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a rise/fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund’s return.
Non-Investment Grade Security Risk. The fund, through the underlying funds, may invest in non-investment grade securities (i.e., “junk” bonds). Issuers of non-investment grade securities are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad market index, as well as a custom index that reflects the fund’s asset allocation targets. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class A Shares
(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2009	16.91%
Lowest:	4Q 2008	-24.05%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	Since Inception 6/30/2006	Since Inception 2/29/2008
Class A Shares – Return Before Taxes	0.77%	8.59%	3.58%	N/A
Return After Taxes on Distributions	-1.38%	7.90%	3.03%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	2.16%	6.76%	2.74%	N/A
Class B Shares – Return Before Taxes	1.76%	8.78%	3.57%	N/A
Class C Shares – Return before Taxes	5.16%	9.05%	N/A	3.06%
S&P 500 Index (reflects no deduction for sales charges, account fees, expenses or taxes)	13.69%	15.45%	8.13%	8.96%
Aggressive Allocation Fund Custom Index (reflects no deduction for sales charges, account fees, expenses or taxes)	8.53%	11.72%	7.11%	7.18%
The Aggressive Allocation Fund Custom Index consists of 64% Russell 3000® Index, 16% MSCI AWCI ex USA Index and 20% Barclays U.S. Aggregate Bond Index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class C shares will vary.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. David Hottmann, CPA and CFA (Vice President, Portfolio Manager) and Patrick Ryan, CFA (Vice President, Portfolio Manager) co-manage the fund. Mr. Hottmann has served in this capacity since September 2009 and Mr. Ryan has served in this capacity since January 2008.

Purchase and Sale of Fund Shares
Class A, B and C Shares. The minimum investment amounts are as follows for Class A, B and C shares:

Type of Account	To Open an Account[1]	To Add to an Account[1]
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150
1    The fund reserves the right to accept purchase amounts below the minimum for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like “managed account” programs.
2    Regardless of frequency, the minimum investment allowed is $50 per fund per month.
3    Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON CASH RESERVES FUND Fund Summary

Share Class/Ticker:	Class A - MFAXX	Class B - MFBXX
Investment Objective
The Madison Cash Reserves Fund seeks high current income from money market instruments consistent with the preservation of capital and liquidity.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B
Maximum Sales Charge (Load)Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	4.50%[1]
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B
Management Fees	0.40%	0.40%
Distribution and/or Service (Rule 12b-1) Fees	None	0.75%
Other Expenses	0.15%	0.15%
Total Annual Fund Operating Expenses	0.55%	1.30%
Less: Fee waivers and/or expense reimbursements[2]	-0.48%	-1.23%
Total Net Annual Fund Operating Expenses (after fee waivers/expense reimbursements)	0.07%	0.07%
1 The CDSC is reduced after 12 months and eliminated after six years following purchase.

[2]
Madison Asset Management, LLC (“Madison”), the investment adviser of the fund, and MFD Distributor, LLC (“MFD”), the fund’s principal distributor, contractually agreed until at least February 28, 2016 to waive fees and reimburse fund expenses to the extent necessary to prevent a negative fund yield. The fee waiver agreement may be terminated by the Board of Trustees of the fund at any time and for any reason; however, the Board has no intention of terminating this agreement in the next year. Not included in the fee waiver are any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); or extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit the fund maintains with its custodian or another entity for investment purposes). Neither Madison nor MFD has the right to recoup any waived fees.

Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Redemption		No Redemption
	A	B	A	B
1 Year	$7	$457	$ 7	$ 7
3 Years	128	640	128	290
5 Years	259	795	259	585
10 Years	643	1,250	643	1,250
Principal Investment Strategies
The fund invests exclusively in U.S. dollar-denominated money market securities maturing in 13 months or less from the date of purchase. These securities will include obligations of the U.S. Government and its agencies and instrumentalities, but may also include securities issued by U.S. and foreign financial institutions, corporations, municipalities, foreign governments, and multi-national organizations, such as the World Bank. At least 95% of the fund’s assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the fund’s assets must be invested in securities rated in the two highest rating categories.
The fund may invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the fund’s assets may be invested in these securities unless they are backed by a U.S. parent financial institution. In addition, the fund may enter into repurchase agreements, engage in short-term trading and purchase securities on a when-issued or forward commitment basis. The fund maintains a dollar-weighted average portfolio maturity of 60 days or less.
To the extent permitted by law and available in the market, the fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by financial institutions.

Principal Risks
As with any money market fund, the yield paid by the fund will vary with changes in interest rates. Generally, if interest rates rise, the market value of income bearing securities will decline.
During unusual periods of credit market illiquidity, it is possible that the fund’s holdings of commercial paper could be subject to principal loss in the event the fund needs to raise cash to meet redemptions.
An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund attempts to maintain a stable price of $1.00 per share, there is no assurance that it will be able to do so and it is possible to lose money by investing in the fund.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class A Shares

Highest/Lowest quarter end results during this period were:

Highest:	3Q 2006	1.19%
Lowest:	2009-2014 (all quarters)	0.00%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	10 Years
Class A Shares	0.00%	0.00%	1.33%
Class B Shares	-4.50%	-0.40%	1.03%
90-Day U.S. Treasury Bill (reflects no deduction for sales charges, account fees, expenses or taxes)	0.03%	0.07%	1.46%
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC.
Purchase and Sale of Fund Shares
Class A and B Shares. The minimum investment amounts are as follows for Class A and B shares:

Type of Account	To Open an Account[1]	To Add to an Account[1]
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150
1    The fund reserves the right to accept purchase amounts below the minimum for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like “managed account” programs.
2    Regardless of frequency, the minimum investment allowed is $50 per fund per month.
3    Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.
Direct purchases of the Class B shares of the Cash Reserves Fund are not permitted. Class B shares of the Cash Reserves Fund may only be purchased by exchange from Class B and Class C shares of other Madison Funds.

You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund are expected to be taxed as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON TAX-FREE VIRGINIA FUND Fund Summary

Share Class/Ticker:	Class Y - GTVAX
Investment Objective
The primary investment objective of the Madison Tax-Free Virginia Fund is to receive income from municipal bonds and to distribute that income to its investors as tax-free dividends. The secondary objective is to distribute dividends that are intended to be exempt from Virginia (and local) tax as well as federal tax.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees: (fees paid directly from your investment)	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management Fees	0.50%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.35%
Total Annual Fund Operating Expenses	0.85%
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$87	$271	$471	$1,049
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 16% of the average value of its portfolio.
Principal Investment Strategies
The fund seeks to achieve its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in municipal bonds that are exempt from federal and state income tax for residents of Virginia. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The fund only invests in investment grade bonds, which means bonds rated in the top four rating categories by a nationally recognized statistical rating organization, such as Moody’s, S&P or Fitch; however, if a bond is downgraded below investment grade, the fund may need to hold the bond for a period of time in an attempt to avoid selling it at a “fire sale” price. The fund invests in general obligation bonds of states and municipalities (backed by the general credit of the issuing city, state or county) and specific or limited purpose bonds (supported by, for example, a specific power company, hospital or highway project).
The fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years. The fund’s dollar weighted average maturity as of December 31, 2014 was 10.93 years. Under normal market conditions, the fund will have an average duration range of 3 to 10 years, although it is expected to center around 5 to 8 years. Duration is an approximation of the expected change in a debt security’s price given a 1% move in interest rates, using the following formula: [change in debt security value = (change in interest rates) x (duration) x (-1)]. By way of example, assume XYZ company issues a five year bond which has a duration of 4.5 years. If interest rates were to instantly increase by 1%, the bond would be expected to decrease in value by approximately 4.5%. Securities are selected for the fund that, in the opinion of the portfolio managers, provide the highest combination of yield (i.e., the interest rate the bond pays in relation to its price), credit risk and diversification. To a lesser extent, consideration is also given as to whether a particular bond may increase in value from its price at the time of purchase. The fund generally holds 50-75 individual securities in its portfolio at any given time. This reflects the belief of the fund's investment adviser that your money should be invested in the adviser’s top investment ideas, and that focusing on the adviser's best investment ideas is the best way to achieve the fund’s investment objectives.

In the event the fund’s investment adviser, Madison Asset Management, LLC (“Madison”), determines that extraordinary conditions exist (such as tax law changes or a need to adopt a defensive investment position) making it advisable to invest a larger portion of the fund’s assets in taxable investments, more than 20% and even as much as 100% of the fund’s assets could be invested in securities whose income is taxable on the federal or state level. If this situation were to occur, the fund would not be invested in a manner designed to achieve its investment objective.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in tax-free money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Interest Rate Risk. As with most income funds, the fund is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. When interest rates rise, bond prices fall; generally, the longer the bond’s maturity, the more sensitive it is to this risk.
Call Risk. If a bond issuer “calls” a bond held by the fund (i.e., pays it off at a specified price before it matures), the fund could have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a price lower than what the fund paid for the bond.
Risk of Default. Although the fund’s investment adviser monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, the fund would have to look to the agency issuing the bond for ultimate repayment.
Liquidity Risk. The fund is also subject to liquidity risk, which means there may be little or no trading activity for the debt securities in which the fund invests, and that may make it difficult for the fund to value accurately and/or sell those securities. In addition, liquid debt securities in which the fund invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions. If the fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the fund may be forced to sell those securities at a discount, which could result in significant fund and shareholder losses. Liquidity risk may be higher for this fund than those of income funds that hold U.S. government securities as part of their portfolios because the liquidity of U.S. government securities has historically continued in times of recent market stress.  This fund normally holds few or no U.S. government securities.
Legislative Risk. Municipal bonds pay lower rates of interest than comparable corporate bonds because of the tax-free nature of their interest payments. If the tax-free status of municipal securities is altered or eliminated by an act of Congress or the legislature of any particular state, the value of the affected bonds will drop. This is because their low interest payments will be less competitive with other taxable bonds.
Capital Gains Tax-Related Risk. While dividend income is expected to be tax-free, fund shareholders can recognize taxable income in two ways: (1) if you sell your shares at a price that is higher than when you bought them, you will have a taxable capital gain; on the other hand, if you sell your shares at a price that is lower than the price when you bought them, you will have a deductible capital loss; and (2) in the event the fund sells more securities at prices higher than when they were bought by the fund, the fund may pass through the profit it makes from these transactions by making a taxable capital gain distribution.
Alternative Minimum Tax (AMT) Risk. In addition to possible taxable capital gain distributions, certain bonds owned by the fund generate income that is subject to the federal AMT. The interest on these “private activity” bonds could become subject to AMT if you are a taxpayer that meets the AMT criteria. If you are subject to AMT, you will be required to add any income attributable to these bonds (as reported by the fund annually) to other so-called “tax preference items” to determine possible liability for AMT. Income from AMT bonds may not exceed 20% of the fund’s net income.
Risks of General Obligation versus Limited Purpose Bonds. General obligation bonds are backed by the unlimited taxing powers of the municipality issuing the bonds. Limited purpose bonds or “limited tax general obligation bonds” are more risky because the pledged tax revenues backing the bonds are limited to revenue sources and maximum property tax millage amounts. For example, a bond issued by the Commonwealth of Virginia has an unlimited tax pledge backing the debt service, while a bond issued for Arlington, Virginia Public School system has a limited revenue source which is property taxes in the district.
Virginia-Specific Risks. Particular risks to consider when investing in Virginia securities are:

•	the Commonwealth must have a balanced budget;

•	the Commonwealth pensions are underfunded;

•	the economy of the Commonwealth bears heavy exposure to defense contracting;

•	Virginians rely heavily on federal government and technology sector employment; and

•	single-term governorships may result in volatile financial policies and management.

Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class Y Shares

Highest/Lowest quarter end results during this period were:

Highest:	3Q 2009	4.03%
Lowest:	4Q 2010	-3.46%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	10 Years
Class Y Shares – Return Before Taxes	7.04%	3.62%	3.52%
Return After Taxes on Distributions	5.56%	3.21%	3.28%
Return After Taxes on Distributions and Sale of Fund Shares	4.09%	3.22%	3.31%
Barclays Municipal Bond Index (reflects no deduction for sales charges, account fees, expenses or taxes)	9.05%	5.16%	4.74%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. Mike Peters, CFA (Vice President, Portfolio Manager) and Paul Lefurgey, CFA (Executive Director, Head of Fixed Income Investments) co-manage the fund. Mr. Peters has served in this capacity since February 1997 and Mr. Lefurgey has served in this capacity since February 2010.
Purchase and Sale of Fund Shares
Class Y Shares. The minimum initial investment for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $50; provided that these minimums may be waived in certain situations.
The minimum initial investment for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family members, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor, including their immediate family members, who owned Advisor class shares of the Hansberger International Growth Fund as of July 31, 2014.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.

You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes; however, dividend distributions from the fund are generally exempt from federal income taxes and will normally be exempt from state income tax for investors in Virginia. In addition to possible taxable capital gains distributions, certain bonds owned by the fund generate income that is subject to AMT, although income from AMT bonds will not exceed 20% of the fund’s net income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON TAX-FREE NATIONAL FUND Fund Summary

Share Class/Ticker:	Class Y - GTFHX
Investment Objective
The Madison Tax-Free National Fund seeks to receive income from municipal bonds and to distribute that income to shareholders as tax-free dividends.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees: (fees paid directly from your investment)	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management Fees	0.50%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.35%
Total Annual Fund Operating Expenses	0.85%
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$87	$271	$471	$1,049
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 30% of the average value of its portfolio.
Principal Investment Strategies
The fund seeks to achieve its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in municipal bonds that are exempt from federal income taxes. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The fund only invests in investment grade bonds, which means bonds rated in the top four rating categories by a nationally recognized statistical rating organization, such as Moody’s, S&P or Fitch; however, if a bond is downgraded below investment grade, the fund may need to hold the bond for a period of time in an attempt to avoid selling it at a “fire sale” price. The fund invests in general obligation bonds of states and municipalities (backed by the general credit of the issuing city, state or county) and specific or limited purpose bonds (supported by, for example, a specific power company, hospital or highway project).
The fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years. The fund’s dollar weighted average maturity as of December 31, 2014 was 10.76 years. Under normal market conditions, the fund will have an average duration range of 3 to 10 years, although it is expected to center around 5 to 8 years. Duration is an approximation of the expected change in a debt security’s price given a 1% move in interest rates, using the following formula: [change in debt security value = (change in interest rates) x (duration) x (-1)]. By way of example, assume XYZ company issues a five year bond which has a duration of 4.5 years. If interest rates were to instantly increase by 1%, the bond would be expected to decrease in value by approximately 4.5%. Securities are selected for the fund that, in the opinion of the portfolio managers, provide the highest combination of yield (i.e., the interest rate the bond pays in relation to its price), credit risk and diversification. To a lesser extent, consideration is also given as to whether a particular bond may increase in value from its price at the time of purchase. The fund generally holds 50-75 individual securities in its portfolio at any given time. This reflects the belief of the fund's investment adviser that your money should be invested in the adviser’s top investment ideas, and that focusing on the adviser's best investment ideas is the best way to achieve the fund’s investment objectives.

In the event the fund’s investment adviser, Madison Asset Management, LLC (“Madison”), determines that extraordinary conditions exist (such as tax law changes or a need to adopt a defensive investment position) making it advisable to invest a larger portion of the fund’s assets in taxable investments, more than 20% and even as much as 100% of the fund’s assets could be invested in securities whose income is taxable on the federal or state level. If this situation were to occur, the fund would not be invested in a manner designed to achieve its investment objective.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in tax-free money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Interest Rate Risk. As with most income funds, the fund is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. When interest rates rise, bond prices fall; generally, the longer the bond’s maturity, the more sensitive it is to this risk.
Call Risk. If a bond issuer “calls” a bond held by the fund (i.e., pays it off at a specified price before it matures), the fund could have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a price lower than what the fund paid for the bond.
Risk of Default. Although the fund’s investment adviser monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, the fund would have to look to the agency issuing the bond for ultimate repayment.
Liquidity Risk. The fund is also subject to liquidity risk, which means there may be little or no trading activity for the debt securities in which the fund invests, and that may make it difficult for the fund to value accurately and/or sell those securities. In addition, liquid debt securities in which the fund invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions. If the fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the fund may be forced to sell those securities at a discount, which could result in significant fund and shareholder losses. Liquidity risk may be higher for this fund than those of income funds that hold U.S. government securities as part of their portfolios because the liquidity of U.S. government securities has historically continued in times of recent market stress.  This fund normally holds few or no U.S. government securities.
Legislative Risk. Municipal bonds pay lower rates of interest than comparable corporate bonds because of the tax-free nature of their interest payments. If the tax-free status of municipal securities is altered or eliminated by an act of Congress or the legislature of any particular state, the value of the affected bonds will drop. This is because their low interest payments will be less competitive with other taxable bonds.
Capital Gains Tax-Related Risk. While dividend income is expected to be tax-free, fund shareholders can recognize taxable income in two ways: (1) if you sell your shares at a price that is higher than when you bought them, you will have a taxable capital gain; on the other hand, if you sell your shares at a price that is lower than the price when you bought them, you will have a deductible capital loss; and (2) in the event the fund sells more securities at prices higher than when they were bought by the fund, the fund may pass through the profit it makes from these transactions by making a taxable capital gain distribution.
Alternative Minimum Tax (AMT) Risk. In addition to possible taxable capital gain distributions, certain bonds owned by the fund generate income that is subject to the federal AMT. The interest on these “private activity” bonds could become subject to AMT if you are a taxpayer that meets the AMT criteria. If you are subject to AMT, you will be required to add any income attributable to these bonds (as reported by the fund annually) to other so-called “tax preference items” to determine possible liability for AMT. Income from AMT bonds may not exceed 20% of the fund’s net income.
Risks of General Obligation versus Limited Purpose Bonds. General obligation bonds are backed by the unlimited taxing powers of the municipality issuing the bonds. Limited purpose bonds or “limited tax general obligation bonds” are more risky because the pledged tax revenues backing the bonds are limited to revenue sources and maximum property tax millage amounts. For example, a bond issued by the Commonwealth of Virginia has an unlimited tax pledge backing the debt service, while a bond issued for Arlington, Virginia Public School system has a limited revenue source which is property taxes in the district.

Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class Y Shares

Highest/Lowest quarter end results during this period were:

Highest:	3Q 2009	4.13%
Lowest:	2Q 2013	-3.66%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	10 Years
Class Y Shares – Return Before Taxes	7.88%	3.95%	3.56%
Return After Taxes on Distributions	6.37%	3.57%	3.33%
Return After Taxes on Distributions and Sale of Fund Shares	4.60%	3.50%	3.37%
Barclays Municipal Bond Index (reflects no deduction for sales charges, account fees, expenses or taxes)	9.05%	5.16%	4.74%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. Mike Peters, CFA (Vice President, Portfolio Manager) and Paul Lefurgey, CFA (Executive Director, Head of Fixed Income Investments) co-manage the fund. Mr. Peters has served in this capacity since February 1997 and Mr. Lefurgey has served in this capacity since February 2010.
Purchase and Sale of Fund Shares
Class Y Shares. The minimum initial investment for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $50; provided that these minimums may be waived in certain situations.
The minimum initial investment for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family members, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor, including their immediate family members, who owned Advisor class shares of the Hansberger International Growth Fund as of July 31, 2014.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.

You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes; however, dividend distributions will generally be exempt from federal income taxes and with regard to state income taxes, the percentage of the fund invested in the shareholder’s home state becomes the percentage of total dividend income exempt from state taxes. In most states, however, the rest of the dividends from the fund will be subject to state income tax. In addition to possible taxable capital gains distributions, certain bonds owned by the fund generate income that is subject to AMT, although income from AMT bonds will not exceed 20% of the fund’s net income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON GOVERNMENT BOND FUND Fund Summary

Share Class/Ticker:	Class Y - MADTX
Investment Objective
The Madison Government Bond Fund seeks to generate income and preserve principal by investing primarily in government and government-related fixed income instruments.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees: (fees paid directly from your investment)	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management Fees	0.40%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.65%
Less: Management Fee Waiver[1]	-0.10%
Net Annual Fund Operating Expenses (after fee waivers/expense reimbursements)	0.55%
1The investment adviser to the fund, Madison Asset Management, LLC (“Madison”), has contractually agreed to waive 0.10% of its management fee until at least February 28, 2016. The fee waiver agreement may be terminated by the Board of Trustees of the fund at any time and for any reason; however, the
Board has no intention of terminating this agreement in the next year. Any fees waived will not be subject to later recoupment by Madison.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$56	$198	$352	$801
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
The fund seeks to achieve its investment objective through investments in bonds and other debt securities. Under normal market conditions, the fund will invest at least 80% of its net assets (including borrowings for investment purposes) in investment grade U.S. Government bonds. U.S Government bonds and other debt securities include a variety of securities issued or guaranteed by the U.S. Treasury and various agencies of the federal government, as well as securities issued by various instrumentalities that were established or sponsored by the U.S. Government and certain interests in these types of securities (e.g., mortgage-backed securities). The fund emphasizes the safety of principal and interest for its portfolio investments. The maturities of such investments may range from long-term (30 years or more) to short-term (less than 10 years). The dollar weighted average maturity of the fund as of December 31, 2014 was 2.6 years. The fund generally holds 25-50 individual securities in its portfolio at any given time. This reflects Madison's belief that your money should be invested in Madison's top investment ideas, and that focusing on Madison's best investment ideas is the best way to achieve the fund’s investment objectives.

Madison may alter the composition of the fund with regard to quality and maturity and may sell securities prior to maturity. Under normal circumstances, however, turnover for the fund is generally not expected to exceed 100%. Sales of fund securities may result in capital gains. This can occur any time Madison sells a bond at a price that was higher than the purchase price, even if Madison does not engage in active or frequent trading. Madison’s intent when it sells bonds is to “lock in” any gains already achieved by that investment or, alternatively, prevent additional or potential losses that could occur if Madison continued to hold the bond. Turnover may also occur when Madison finds an investment that could generate a higher return than the investment currently held. However, increasing portfolio turnover at a time when Madison’s assessment of market performance is incorrect could lower investment performance. The fund pays implied brokerage commissions when it purchases or sells bonds, which is the difference between the bid and ask price. As a result, as portfolio turnover increases, the cumulative effect of this may hurt fund performance. Under normal circumstances, the fund will not engage in active or frequent trading of its bonds. However, it is possible that Madison will determine that market conditions require a significant change to the composition of the fund’s portfolio. For example, if interest rates begin to rise, Madison may attempt to sell bonds in anticipation of further rate increases before they lose more value. Also, if the fund experiences large swings in shareholder purchases and redemptions, Madison may be required to sell bonds more frequently in order to generate the cash needed to pay redeeming shareholders. Under these circumstances, the fund could make a taxable capital gain distribution.
Madison reserves the right to invest a portion of the fund’s assets in short-term debt securities (i.e., those with maturities of one year or less) and to maintain a portion of fund assets in uninvested cash. However, Madison does not intend to hold more than 35% of the fund’s assets in such investments, unless Madison determines that market conditions warrant a temporary defensive investment position. Under such circumstances, up to 100% of the fund may be so invested. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished. Short-term investments may include investment grade certificates of deposit, commercial paper and repurchase agreements. Madison might hold substantial cash reserves in seeking to reduce the fund’s exposure to bond price depreciation during a period of rising interest rates and to maintain desired liquidity while awaiting more attractive investment conditions in the bond market.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy.  Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Interest Rate Risk. As with most income funds, the fund is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. When interest rates rise, bond prices fall; generally, the longer the bond’s maturity, the more sensitive it is to this risk.
Call Risk. If a bond issuer “calls” a bond held by the fund (i.e., pays it off at a specified price before it matures), the fund could have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a price lower than what the fund paid for the bond.
Risk of Default. Although the fund’s investment adviser monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, the fund would have to look to the agency issuing the bond for ultimate repayment.
Mortgage-Backed Securities Risk. The fund may own obligations backed by mortgages issued by a government agency or through a government-sponsored program. If the mortgage holders prepay principal during a period of falling interest rates, the fund could be exposed to prepayment risk. In that case, the fund would have to reinvest the proceeds at a lower interest rate. The security itself may not increase in value with the corresponding drop in rates since the prepayment acts to shorten the maturity of the security.
Government Security Risk. Some federal agencies have authority to borrow from the U.S. Treasury while others do not. In the case of securities not backed by the full faith and credit of the United States, the fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. The fund may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class Y Shares

Highest/Lowest quarter end results during this period were:

Highest:	4Q 2008	4.72%
Lowest:	2Q 2008	-1.36%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	10 Years
Class Y Shares – Return Before Taxes	1.32%	1.78%	2.88%
Return After Taxes on Distributions	0.76%	1.09%	2.00%
Return After Taxes on Distributions and Sale of Fund Shares	0.80%	1.14%	1.92%
Barclays U.S. Intermediate Government Bond Index (reflects no deduction for sales charges, account fees, expenses or taxes)	2.52%	2.78%	3.76%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. Paul Lefurgey, CFA (Executive Director, Head of Fixed Income Investments) and Chris Nisbet, CFA (Vice President, Portfolio Manager) co-manage the fund. Mr. Lefurgey has served in this capacity since 2006 and Mr. Nisbet has served in this capacity since 1996.
Purchase and Sale of Fund Shares
Class Y Shares. The minimum initial investment for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $50; provided that these minimums may be waived in certain situations.
The minimum initial investment for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family members, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor, including their immediate family members, who owned Advisor class shares of the Hansberger International Growth Fund as of July 31, 2014.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.

You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON HIGH QUALITY BOND FUND Fund Summary

Share Class/Ticker:	Class Y - MIIBX
Investment Objective
The Madison High Quality Bond Fund seeks to obtain the highest total investment return within the policy limitations of (1) investing in bonds and money market instruments rated A or better, and (2) maintaining a dollar weighted average maturity of ten years or less.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees: (fees paid directly from your investment)	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management Fees	0.30%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.49%
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$50	$157	$274	$616

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
The fund seeks to achieve its investment objectives through diversified investments in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies, and money market instruments. In seeking to achieve the fund’s goals, the fund’s investment adviser will (1) shorten or lengthen the dollar weighted average maturity of the fund based on its anticipation of the movement of interest rates (the dollar weighted average maturity is expected to be ten years or less), and (2) monitor the yields of the various bonds that satisfy the fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the fund. Under normal market conditions, the fund will invest at least 80% of its net assets (including borrowings for investment purposes) in higher quality bond issues and, therefore, intends to maintain an overall portfolio quality rating of A by Standard & Poor’s and/or A2 by Moody’s. The dollar weighted average maturity of the fund as of December 31, 2014 was 2.7 years. The fund generally holds 45-60 individual securities in its portfolio at any given time. This reflects the belief of the fund's investment adviser that your money should be invested in the adviser’s top investment ideas, and that focusing on the adviser's best investment ideas is the best way to achieve the fund’s investment objectives.
The fund’s investment adviser, Madison Asset Management, LLC (“Madison”), may alter the composition of the fund with regard to quality and maturity and may sell securities prior to maturity. Under normal circumstances, however, turnover for the fund is generally not expected to exceed 100%. Sales of fund securities may result in capital gains. This can occur any time Madison sells a bond at a price that was higher than the purchase price, even if Madison does not engage in active or frequent trading. Madison’s intent when it sells bonds is to “lock in” any gains already achieved by that investment or, alternatively, prevent additional or potential losses that could occur if Madison continued to hold the bond. Turnover may also occur when Madison finds an investment that could generate a higher return than the investment currently held. However, increasing portfolio turnover at a time when Madison’s assessment of market performance is incorrect could lower investment performance. The fund pays implied brokerage commissions when it purchases or sells bonds, which is the difference between the bid and ask price. As a result, as portfolio turnover increases, the cumulative effect of this may hurt fund performance. Under normal circumstances, the fund will not engage in active or frequent trading of its bonds. However, it is possible that Madison will determine that market conditions require a significant change to the composition of the fund’s portfolio. For example, if interest rates begin to rise, Madison may attempt to sell bonds in anticipation of further rate increases before they lose more value. Also, if the fund experiences large swings in shareholder purchases and redemptions, Madison may be required to sell bonds more frequently in order to generate the cash needed to pay redeeming shareholders. Under these circumstances, the fund could make a taxable capital gain distribution.
Madison reserves the right to invest a portion of the fund’s assets in short-term debt securities (i.e., those with maturities of one year or less) and to maintain a portion of fund assets in uninvested cash. However, Madison does not intend to hold more than 35% of the fund’s assets in such investments, unless Madison determines that market conditions warrant a temporary defensive investment position. Under such circumstances, up to 100% of the fund may be so invested. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objectives may be diminished. Short-term investments may include investment grade certificates of deposit, commercial paper and repurchase agreements. Madison might hold substantial cash reserves in seeking to reduce the fund’s exposure to bond price depreciation during a period of rising interest rates and to maintain desired liquidity while awaiting more attractive investment conditions in the bond market.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy.  Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Interest Rate Risk. As with most income funds, the fund is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. When interest rates rise, bond prices fall; generally, the longer the bond’s maturity, the more sensitive it is to this risk.
Call Risk. If a bond issuer “calls” a bond held by the fund (i.e., pays it off at a specified price before it matures), the fund could have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a price lower than what the fund paid for the bond.
Risk of Default. Although the fund’s investment adviser monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, the fund would have to look to the agency issuing the bond for ultimate repayment.
Liquidity Risk. The fund is also subject to liquidity risk, which means there may be little or no trading activity for the debt securities in which the fund invests, and that may make it difficult for the fund to value accurately and/or sell those securities. In addition, liquid debt securities in which the fund invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions. If the fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the fund may be forced to sell those securities at a discount, which could result in significant fund and shareholder losses.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to different broad measures of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class Y Shares

Highest/Lowest quarter end results during this period were:

Highest:	4Q 2008	5.01%
Lowest:	2Q 2008	-1.26%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	10 Years
Class Y Shares – Return Before Taxes	1.89%	2.15%	3.38%
Return After Taxes on Distributions	1.41%	1.60%	2.42%
Return After Taxes on Distributions and Sale of Fund Shares	1.09%	1.46%	2.28%
Barclays U.S. Intermediate Government Credit A+ Bond Index (Indexes reflect no deduction for sales charges, account fees, expenses or taxes)	2.84%	3.20%	3.89%
Barclays U.S. Intermediate Government Credit Bond Index (Indexes reflect no deduction for sales charges, account fees, expenses or taxes)	3.13%	3.54%	4.10%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. Paul Lefurgey, CFA (Executive Director, Head of Fixed Income Investments) and Chris Nisbet, CFA (Vice President, Portfolio Manager) co-manage the fund. Mr. Lefurgey has served in this capacity since 2006 and Mr. Nisbet has served in this capacity since the fund’s inception in 2000.
Purchase and Sale of Fund Shares
Class Y Shares. The minimum initial investment for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $50; provided that these minimums may be waived in certain situations.
The minimum initial investment for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family members, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor, including their immediate family members, who owned Advisor class shares of the Hansberger International Growth Fund as of July 31, 2014.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON CORE BOND FUND Fund Summary

Share Class/Ticker:	Class A - MBOAX	Class B - MBOBX	Class Y - MBOYX	Class R6 - MCBRX
Investment Objective
The Madison Core Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds. More information about these and other discounts is available from your financial professional, in the “Your Account - Sales Charges and Fees” section on page 107 of the prospectus and in the “More About Purchasing and Selling Shares” section on page 61 of the statement of additional information.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class Y	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	4.50%[1]	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class Y	Class R6
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.15%	0.15%	0.15%	0.02%
Total Annual Fund Operating Expenses	0.90%	1.65%	0.65%	0.52%[2]
1The CDSC is reduced after 12 months and eliminated after six years following purchase.
2Total annual fund operating expenses for the period ended October 31, 2014 do not match the financial statements due to rounding.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Redemption				No Redemption
	A	B	Y	R6	A	B	Y	R6
1 Year	$538	$618	$66	$53	$538	$168	$66	$53
3 Years	724	870	208	167	724	520	208	167
5 Years	926	1097	362	291	926	897	362	291
10 Years	1,508	1,754	810	653	1,508	1,754	810	653
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 41% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the fund invests at least 80% of its net assets (including borrowings for investment purposes) in bonds. To keep current income relatively stable and to limit share price volatility, the fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration (for this purpose, the benchmark used is Barclays U.S. Aggregate Bond Index, the duration of which as of December 31, 2014 was 5.55 years). Duration is an approximation of the expected change in a debt security’s price given a 1% move in interest rates, using the following formula: [change in debt security value = (change in interest rates) x (duration) x (-1)]. By way of example, assume XYZ company issues a five year bond which has a duration of 4.5 years. If interest rates were to instantly increase by 1%, the bond would be expected to decrease in value by approximately 4.5%.
The fund is managed so that, under normal market conditions, the dollar weighted average maturity of the fund will be 10 years or less. The dollar weighted average maturity of the fund as of December 31, 2014 was 7.3 years. The fund strives to add incremental return in the portfolio by making strategic decisions relating to credit risk, sector exposure and yield curve positioning. The fund generally holds 150-275 individual securities in its portfolio at any given time and may invest in the following instruments:

•
Corporate debt securities: securities issued by domestic and foreign (including emerging market) corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories (i.e., “junk bonds”). The fund’s investment adviser, Madison Asset Management, LLC (“Madison”), will only invest in lower-grade securities when it believes that the creditworthiness of the issuer is stable or improving, and when the potential return of investing in such securities justifies the higher level of risk;

•	U.S. Government debt securities: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

•
Foreign government debt securities: securities issued or guaranteed by a foreign (including emerging market) government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories;

•
Non-rated debt securities: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by Madison to have an investment quality equivalent to those categories in which the fund is permitted to invest (including up to 20% of the fund’s assets in junk bonds); and

•
Asset-backed, mortgage-backed and commercial mortgage-backed securities: securities issued or guaranteed by special purpose corporations and financial institutions which represent direct or indirect participation in, or are collateralized by, an underlying pool of assets. The types of assets that can be “securitized” include, among others, residential or commercial mortgages, credit card receivables, automobile loans, and other assets.

Madison may alter the composition of the fund with regard to quality and maturity and may sell securities prior to maturity. Under normal market conditions, however, turnover for the fund is generally not expected to exceed 100%. Sales of fund securities may result in capital gains. This can occur any time Madison sells a bond at a price that was higher than the purchase price, even if Madison does not engage in active or frequent trading. Madison’s intent when it sells bonds is to “lock in” any gains already achieved by that investment or, alternatively, prevent additional or potential losses that could occur if Madison continued to hold the bond. Turnover may also occur when Madison finds an investment that could generate a higher return than the investment currently held. However, increasing portfolio turnover at a time when Madison’s assessment of market performance is incorrect could lower investment performance. The fund pays implied brokerage commissions when it purchases or sells bonds, which is the difference between the bid and ask price. As a result, as portfolio turnover increases, the cumulative effect of this may hurt fund performance. Under normal market conditions, the fund will not engage in active or frequent trading of its bonds. However, it is possible that Madison will determine that market conditions require a significant change to the composition of the fund’s portfolio. For example, if interest rates begin to rise, Madison may attempt to sell bonds in anticipation of further rate increases before they lose more value. Also, if the fund experiences large swings in shareholder purchases and redemptions, Madison may be required to sell bonds more frequently in order to generate the cash needed to pay redeeming shareholders. Under these circumstances, the fund could make a taxable capital gain distribution.
Madison reserves the right to invest a portion of the fund’s assets in short-term debt securities (i.e., those with maturities of one year or less) and to maintain a portion of fund assets in uninvested cash. However, Madison does not intend to hold more than 35% of the fund’s assets in such investments, unless Madison determines that market conditions warrant a temporary defensive investment position. Under such circumstances, up to 100% of the fund may be so invested. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished. Short-term investments may include investment grade certificates of deposit, commercial paper and repurchase agreements. Madison might hold substantial cash reserves in seeking to reduce the fund’s exposure to bond price depreciation during a period of rising interest rates and to maintain desired liquidity while awaiting more attractive investment conditions in the bond market.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Interest Rate Risk. As with most income funds, the fund is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. When interest rates rise, bond prices fall; generally, the longer the bond’s maturity, the more sensitive it is to this risk.
Call Risk. If a bond issuer “calls” a bond held by the fund (i.e., pays it off at a specified price before it matures), the fund could have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a price lower than what the fund paid for the bond.
Risk of Default. Although the fund’s investment adviser monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, the fund would have to look to the agency issuing the bond for ultimate repayment.
Mortgage-Backed Securities Risk. The fund may own obligations backed by mortgages issued by a government agency or through a government-sponsored program. If the mortgage holders prepay principal during a period of falling interest rates, the fund could be exposed to prepayment risk. In that case, the fund would have to reinvest the proceeds at a lower interest rate. The security itself may not increase in value with the corresponding drop in rates since the prepayment acts to shorten the maturity of the security.
Liquidity Risk. The fund is also subject to liquidity risk, which means there may be little or no trading activity for the debt securities in which the fund invests, and that may make it difficult for the fund to value accurately and/or sell those securities. In addition, liquid debt securities in which the fund invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions. If the fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the fund may be forced to sell those securities at a discount, which could result in significant fund and shareholder losses.

Credit Risk and Prepayment/Extension Risk. The fund is subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a fall/rise in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the fund’s return.
Non-Investment Grade Security Risk. To the extent that the fund invests in non-investment grade securities, the fund is also subject to above-average credit, market and other risks. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class A Shares
(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	4Q 2008	4.91%
Lowest:	2Q 2013	-2.58%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	10 Years	Since Inception 6/30/2006	Since Inception 4/19/2013
Class A Shares – Return Before Taxes	-0.07%	2.06%	2.89%	N/A	N/A
Return After Taxes on Distributions	-1.19%	1.09%	1.73%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	0.10%	1.22%	1.79%	N/A	N/A
Class B Shares – Return Before Taxes	-0.57%	1.87%	2.75%	N/A	N/A
Class Y Shares – Return before Taxes	4.91%	3.25%	N/A	4.09%	N/A
Class R6 Shares – Return before Taxes	5.01%	N/A	N/A	N/A	1.15%
Barclays U.S. Aggregate Bond Index (reflects no deduction for sales charges, account fees, expenses or taxes)	5.97%	4.45%	4.71%	5.35%	3.09%
Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index (reflects no deduction for sales charges, account fees, expenses or taxes)	6.37%	4.49%	4.79%	5.44%	3.12%
Effective February 28, 2015 the primary benchmark was changed to the Barclays U.S. Aggregate Bond Index to better reflect the manner in which the fund is being managed.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B, Y and R6 shares will vary.

Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. Paul Lefurgey, CFA (Executive Director, Head of Fixed Income Investments), Randy Johnson, CFA (Vice President, Portfolio Manager), and Greg Poplett, CFA (Vice President, Portfolio Manager), co-manage the fund. Mr. Lefurgey has served in this capacity since July 2009 and Messrs. Johnson and Poplett have served in this capacity since June 2013.
Purchase and Sale of Fund Shares
Class A and B Shares. The minimum investment amounts are as follows for Class A and B shares:

Type of Account	To Open an Account[1]	To Add to an Account[1]
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150
1    The fund reserves the right to accept purchase amounts below the minimum for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like “managed account” programs.
2    Regardless of frequency, the minimum investment allowed is $50 per fund per month.
3    Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.
Class Y Shares. The minimum initial investment for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $50; provided that these minimums may be waived in certain situations. The minimum initial investment for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family members, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor, including their immediate family members, who owned Advisor class shares of the Hansberger International Growth Fund as of July 31, 2014.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.
Class R6 Shares. Class R6 shares may be purchased through participating retirement plans, and the purchase minimums are set by the plan’s administrator or record keeper.  In addition, corporations and other institutions, such as trusts, endowments and foundations, can purchase Class R6 shares with a minimum investment of $500,000.  The minimum to add to an account is $50,000. The fund reserves the right to lower the minimum initial investment amount on a case-by-case basis if deemed to be in the interest of the fund. Class R6 shares are not available to retail non-retirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPS, SARSEPs, SIMPLE IRAs or individual 403(b) plans. Class R6 shares are also not available for purchase under circumstances where the fund’s investment adviser (and/or an affiliate thereof) is contractually required to pay, directly or indirectly, a portion of the revenues it receives from the fund to a third party pursuant to a joint venture, revenue sharing or similar agreement.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON CORPORATE BOND FUND Fund Summary

Share Class/Ticker:	Class Y - COINX
Investment Objective
The Madison Corporate Bond Fund seeks to obtain high total investment returns in the form of income and share price appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees: (fees paid directly from your investment)	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management Fees	0.40%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.65%
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$66	$208	$362	$810
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
The fund seeks to achieve its investment objective through diversified investment in a broad range of corporate debt securities. In seeking to achieve the fund’s goal, the fund’s investment adviser will: (1) monitor the yields of the various bonds that satisfy the fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the fund; (2) shorten or lengthen the fund’s dollar weighted average maturity and dollar weighted average duration based on the adviser’s anticipation of the movement of interest rates; (3) select individual securities based on a thorough evaluation of fundamental credit risk; and (4) actively rotate among sectors and quality ratings in search of value and to manage risk. Duration is an approximation of the expected change in a debt security’s price given a 1% move in interest rates, using the following formula: [change in debt security value = (change in interest rates) x (duration) x (-1)]. By way of example, assume XYZ company issues a five year bond which has a duration of 4.5 years. If interest rates were to instantly increase by 1%, the bond would be expected to decrease in value by approximately 4.5%.
Under normal market conditions, the fund will invest at least 80% of its net assets in income-producing corporate bonds, and at least 80% of its assets in investment grade bonds. Up to 20% of the fund’s assets may be invested in non-investment grade fixed-income securities commonly referred to as “high yield” or “junk” bonds. The fund expects to maintain an average overall portfolio quality of A- or better, an overall portfolio dollar weighted average maturity of 15 years or less, and an overall portfolio duration within 25% of the Barclays U.S. Credit Bond Index benchmark (the “Barclays Index”) (with the flexibility to occasionally vary from the benchmark by up to 50% when the investment adviser believes interest rates are likely to materially change). As of December 31, 2014, the dollar weighted average maturity of the fund was 8.1 years and 10.4 years for the Barclays Index. As of that same date, the duration of the fund was 5.6 years and the duration of the Barclays Index was 7.0 years. The fund generally holds 100-150 individual securities in its portfolio at any given time.

The fund’s investment adviser, Madison Asset Management, LLC (“Madison”), may alter the composition of the fund with regard to quality and maturity and may sell securities prior to maturity. Under normal circumstances, however, turnover for the fund is generally not expected to exceed 100%. Sales of fund securities may result in capital gains. This can occur any time Madison sells a bond at a price that was higher than the purchase price, even if Madison does not engage in active or frequent trading. Madison’s intent when it sells bonds is to “lock in” any gains already achieved by that investment or, alternatively, prevent additional or potential losses that could occur if Madison continued to hold the bond. Turnover may also occur when Madison finds an investment that could generate a higher return than the investment currently held. However, increasing portfolio turnover at a time when Madison’s assessment of market performance is incorrect could lower investment performance. The fund pays implied brokerage commissions when it purchases or sells bonds, which is the difference between the bid and ask price. As a result, as portfolio turnover increases, the cumulative effect of this may hurt fund performance. Under normal circumstances, the fund will not engage in active or frequent trading of its bonds. However, it is possible that Madison will determine that market conditions require a significant change to the composition of the fund’s portfolio. For example, if interest rates begin to rise, Madison may attempt to sell bonds in anticipation of further rate increases before they lose more value. Also, if the fund experiences large swings in shareholder purchases and redemptions, Madison may be required to sell bonds more frequently in order to generate the cash needed to pay redeeming shareholders. Under these circumstances, the fund could make a taxable capital gain distribution.
Madison reserves the right to invest a portion of the fund’s assets in short-term debt securities (i.e., those with maturities of one year or less) and to maintain a portion of fund assets in uninvested cash. However, Madison does not intend to hold more than 20% of the fund’s assets in such investments, unless Madison determines that market conditions warrant a temporary defensive investment position. Under such circumstances, up to 100% of the fund may be so invested. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished. Short-term investments may include investment grade certificates of deposit, commercial paper and repurchase agreements. Madison might hold substantial cash reserves in seeking to reduce the fund’s exposure to bond price depreciation during a period of rising interest rates and to maintain desired liquidity while awaiting more attractive investment conditions in the bond market.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Interest Rate Risk. As with most income funds, the fund is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. When interest rates rise, bond prices fall; generally, the longer the bond’s maturity, the more sensitive it is to this risk.
Call Risk. If a bond issuer “calls” a bond held by the fund (i.e., pays it off at a specified price before it matures), the fund could have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a price lower than what the fund paid for the bond.
Risk of Default. Although the fund’s investment adviser monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, the fund would have to look to the agency issuing the bond for ultimate repayment.
Non-Investment Grade Security Risk. To the extent that the fund invests in non-investment grade securities, the fund is also subject to above-average credit, market and other risks. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weaker financial health and their ability to pay interest and principal is more uncertain than investment grade bonds. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.
Liquidity Risk. The fund is also subject to liquidity risk, which means there may be little or no trading activity for the debt securities in which the fund invests, and that may make it difficult for the fund to value accurately and/or sell those securities. In addition, liquid debt securities in which the fund invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions. If the fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the fund may be forced to sell those securities at a discount, which could result in significant fund and shareholder losses. Liquidity risk may be higher for this fund than those of income funds that hold U.S. government securities as part of their portfolios because the liquidity of U.S. government securities has historically continued in times of recent market stress.  This fund normally holds few or no U.S. government securities.

Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
For the period July 1, 2007 through November 29, 2010, the fund was known as the Madison Mosaic Corporate Income Shares Fund and paid no management fees or other expenses under its services agreement with the investment adviser. Had these fees been paid by the fund, returns in the charts below would have been lower.
Calendar Year Total Returns for Class Y Shares

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2009	5.48%
Lowest:	2Q 2013	-2.95%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	Since Inception 7/1/2007
Class Y Shares – Return Before Taxes	5.17%	4.44%	5.65%
Return After Taxes on Distributions	4.06%	3.32%	4.26%
Return After Taxes on Distributions and Sale of Fund Shares	2.94%	3.00%	3.87%
Barclays U.S. Credit Bond Index (reflects no deduction for sales charges, account fees, expenses or taxes)	7.53%	6.25%	6.34%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. Paul Lefurgey, CFA (Executive Director, Head of Fixed Income Investments) and Allen Olson, CFA (Vice President, Portfolio Manager) co-manage the fund. Mr. Lefurgey has served in this capacity since inception of the fund in July 2007 and Mr. Olson has served in this capacity since November 2010.

Purchase and Sale of Fund Shares
Class Y Shares. The minimum initial investment for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $50; provided that these minimums may be waived in certain situations.
The minimum initial investment for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family members, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor, including their immediate family members, who owned Advisor class shares of the Hansberger International Growth Fund as of July 31, 2014.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON HIGH INCOME FUND Fund Summary

Share Class/Ticker:	Class A - MHNAX	Class B - MHNBX	Class Y - MHNYX
Investment Objective
The Madison High Income Fund seeks high current income. The fund also seeks capital appreciation, but only when consistent with its primary goal.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds. More information about these and other discounts is available from your financial professional, in the “Your Account - Sales Charges and Fees” section on page 107 of the prospectus and in the “More About Purchasing and Selling Shares” section on page 61 of the statement of additional information.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	4.50%[1]	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class Y
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.00%	1.75%	0.75%
1The CDSC is reduced after 12 months and eliminated after six years following purchase.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Redemption			No Redemption
	A	B	Y	A	B	Y
1 Year	$ 547	$ 628	$ 77	$ 547	$ 178	$ 77
3 Years	754	901	240	754	551	240
5 Years	978	1,149	417	978	949	417
10 Years	1,620	1,864	930	1,620	1,864	930

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 52% of the average value of its portfolio.
Principal Investment Strategies
The fund invests primarily in lower-rated, higher-yielding income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its net assets (including borrowings for investment purposes) in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities include, but are not limited to, domestic and foreign (including emerging market) corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations, government obligations and mortgage-backed securities. Up to 25% of the fund’s assets may be invested in the securities of issuers in any one industry, and up to 50% of the fund's assets may be invested in restricted securities (a restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended). The dollar weighted average maturity of the fund as of December 31, 2014 was 6.77 years.

In selecting the fund’s investments, the portfolio managers employ a multi-faceted, “bottom up” investment approach that utilizes proprietary analytical tools which are integral to assessing the potential risk and relative value of each investment and also assist in identifying companies that are likely to have the ability to meet their interest and principal payments on their debt securities.  Investment candidates are analyzed in depth at a variety of risk levels.  Investments are not made on the basis of one single factor.  Rather, investments are made based on the careful consideration of a variety of factors, including:

•	Analyses of business risks (including leverage risk) and macro risks (including interest rate trends, capital market conditions and default rates);

•	Assessment of the industry’s attractiveness and competitiveness;

•	Evaluation of the business, including core strengths and competitive weaknesses;

•	Qualitative evaluation of the management team, including in-person meetings or conference calls with key managers; and

•	Quantitative analyses of the company’s financial statements.
The fund does not have a stated minimum or maximum number of holdings.  The number of issuers in the fund’s portfolio typically ranges from 85 to 120 depending on the market environment.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Interest Rate/Credit Risks. The fund is subject to interest rate risk and above-average credit risk, which are risks that the value of your investment will fluctuate in response to changes in interest rates or an issuer will not honor a financial obligation. Investors should expect greater fluctuations in share price, yield and total return compared to bond funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated.
Liquidity Risk. The fund is also subject to liquidity risk, which means there may be little or no trading activity for the debt securities in which the fund invests, and that may make it difficult for the fund to value accurately and/or sell those securities. In addition, liquid debt securities in which the fund invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions. If the fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the fund may be forced to sell those securities at a discount, which could result in significant fund and shareholder losses. Liquidity risk may be higher for this fund than those of income funds that hold U.S. government securities as part of their portfolios because the liquidity of U.S. government securities has historically continued in times of recent market stress.  This fund normally holds few or no U.S. government securities.
Non-Investment Grade Security Risk. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and, compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. Because the fund invests a significant portion of its assets in these securities, the fund may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the fund's ability to sell these securities (see “Liquidity Risk” above). If the issuer of a security is in default with respect to interest or principal payments, the fund may lose its entire investment. Because of the risks involved in investing in non-investment grade securities, an investment in a fund that invests in such securities should be considered speculative.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Prepayment/Extension Risk. The fund may also invest in mortgage-backed securities that are subject to prepayment/extension risks, which is the chance that a fall/rise in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the fund’s return.

Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class A Shares
(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	3Q 2009	9.21%
Lowest:	4Q 2008	-11.11%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	10 Years	Since Inception 6/30/2006
Class A Shares – Return Before Taxes	-2.91%	5.87%	5.43%	N/A
Return After Taxes on Distributions	-6.60%	2.82%	2.59%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	-0.75%	3.49%	3.12%	N/A
Class B Shares – Return Before Taxes	-3.09%	5.80%	5.29%	N/A
Class Y Shares – Return before Taxes	2.00%	7.17%	N/A	6.74%
Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (reflects no deduction for sales charges, account fees, expenses or taxes)	2.51%	8.85%	7.62%	8.35%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Y shares will vary.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC (“Madison”). Madison has delegated the day-to-day responsibility of managing the fund to Shenkman Capital Management, Inc. (“Shenkman”). Shenkman manages the fund using an investment team structure. The members of the investment team are: Mark Shenkman (President and Chief Investment Officer of Shenkman), Eric Dobbin (Senior Vice President and Senior Portfolio Manager of Shenkman), Justin Slatky (Senior Vice President and Senior Portfolio Manager of Shenkman), Mark Flanagan (Executive Vice President and Portfolio Manager of Shenkman), Steven Schweitzer (Senior Vice President and Portfolio Manager of Shenkman), and Robert Kricheff (Senior Vice President and Portfolio Manager of Shenkman).

Purchase and Sale of Fund Shares
Class A and B Shares. The minimum investment amounts are as follows for Class A and B shares:

Type of Account	To Open an Account[1]	To Add to an Account[1]
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150
1    The fund reserves the right to accept purchase amounts below the minimum for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like “managed account” programs.
2    Regardless of frequency, the minimum investment allowed is $50 per fund per month.
3    Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.
Class Y Shares. The minimum initial investment for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $50; provided that these minimums may be waived in certain situations.
The minimum initial investment for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family members, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON DIVERSIFIED INCOME FUND Fund Summary

Share Class/Ticker:	Class A - MBLAX	Class B - MBLNX	Class C - MBLCX
Investment Objective
The Madison Diversified Income Fund seeks a high total return through the combination of income and capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds. More information about these and other discounts is available from your financial professional, in the “Your Account - Sales Charges and Fees” section on page 107 of the prospectus and in the “More About Purchasing and Selling Shares” section on page 61 of the statement of additional information.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	4.50%[1]	1.00%[2]
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.10%	1.85%	1.85%
1 The CDSC is reduced after 12 months and eliminated after six years following purchase.
2 The CDSC is eliminated after 12 months following purchase.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Redemption			No Redemption
	A	B	C	A	B	C
1 Year	$681	$638	$288	$681	$188	$188
3 Years	905	932	582	905	582	582
5 Years	1,146	1,201	1,001	1,146	1,001	1,001
10 Years	1,838	1,973	2,169	1,838	1,973	2,169
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies
The fund seeks income by investing in a broadly diversified array of securities, including bonds, common stocks, real estate securities, foreign market bonds and stocks, and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds; however, under normal market conditions, the fund’s portfolio managers generally attempt to target a 40% bond and 60% stock investment allocation. Nevertheless, bonds (including investment grade, high yield and mortgage- or asset-backed) may constitute up to 80% of the fund’s assets, stocks (including common stocks, preferred stocks and convertible bonds) may constitute up to 70% of the fund’s assets, real estate securities may constitute up to 25% of the fund’s assets, foreign (including emerging market) stocks and bonds may constitute up to 25% of the fund’s assets, and money market instruments may constitute up to 25% of the fund’s assets. Although the fund is permitted to invest up to 80% of its assets in lower credit quality bonds, under normal circumstances, the fund intends to limit the investment in lower credit quality bonds to less than 50% of the fund’s assets.
With regard to the fixed income component of the fund, while there is no maturity strategy utilized, the fund is managed with the goal of being between 90-110% of the market benchmark duration. The dollar-weighted average maturity of the fund’s bond portfolio as of December 31, 2014 was 6.7 years. Duration is an approximation of the expected change in a debt security’s price given a 1% move in interest rates, using the following formula: [change in debt security value = (change in interest rates) x (duration) x (-1)]. By way of example, assume XYZ company issues a five year bond which has a duration of 4.5 years. If interest rates were to instantly increase by 1%, the bond would be expected to decrease in value by approximately 4.5%. As of December 31, 2014, the duration of the fund’s bond portfolio was 4.62 years, and the duration of the benchmark index (which, for this purpose, is the Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index), was 5.43 years.
The balance between the two strategies of the fund -- i.e., fixed income investing and equity investing -- is determined after reviewing the risks associated with each type of investment, with the goal of meaningful risk reduction as market conditions demand. The fund may also invest in exchange traded funds (“ETFs”) that are registered investment companies and may also write (sell) covered call options, when deemed appropriate by the portfolio managers, in order to generate additional income through the collection of option premiums. With regard to the equity portion of the fund, the fund generally holds 30-60 individual securities in its portfolio at any given time. This reflects the belief of the fund's investment adviser that your money should be invested in the adviser’s top investment ideas, and that focusing on the adviser's best investment ideas is the best way to achieve the fund’s investment objectives.
The fund typically sells a stock when the fundamental expectations for producing competitive yields at an acceptable level of price risk no longer apply, the price exceeds its intrinsic value or other stocks appear more attractive.
The fund’s investment strategy reflects the general “Participate and Protect®” investment philosophy of the fund’s investment adviser, Madison Asset Management, LLC (“Madison”).  Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Market Risk. The share price of the fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Equity Risk. The fund is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Capital Gain Realization Risks to Taxpaying Shareholders. Because of the focused nature of the fund’s equity portfolio, the fund is susceptible to capital gain realization. In other words, when the fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The fund’s sale of just a few positions will represent a larger percentage of the fund’s assets compared with, say, a fund that has hundreds of securities positions.
Interest Rate Risk. The fund is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.
Credit Risk. The fund is subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due.
Non-Investment Grade Security Risk. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and, compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. Because the fund may invest a significant portion of its assets in these securities, the fund may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the fund's ability to sell these securities. If the issuer of a security is in default with respect to interest or principal payments, the fund may lose its entire investment. Because of the risks involved in investing in non-investment grade securities, an investment in a fund that invests in such securities should be considered speculative.
Option Risk. As the writer of a covered call option, the fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option also has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it may not be able to effect a closing purchase transaction in order to terminate its obligation under the option and must then deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. If the fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance, as well as a custom index that consists of 50% Bank of America Merrill Lynch U.S. Corporate Government & Mortgage Index and 50% of the S&P 500 Index. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class A Shares
(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	3Q 2009	7.57%
Lowest:	4Q 2008	-8.19%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	10 Years	Since Inception 7/31/2012
Class A Shares – Return Before Taxes	0.62%	8.48%	5.16%	N/A
Return After Taxes on Distributions	0.23%	7.98%	4.21%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	0.65%	6.66%	3.85%	N/A
Class B Shares – Return Before Taxes	1.45%	8.69%	5.15%	N/A
Class C Shares – Return Before Taxes	4.95%	N/A	N/A	8.77%
S&P 500® Index (reflects no deduction for sales charges, account fees, expenses or taxes)	13.69%	15.45%	7.67%	20.61%
Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index (reflects no deduction for sales charges, account fees, expenses or taxes)	6.37%	4.49%	4.79%	1.78%
Custom Blended Index (reflects no deduction for sales charges, account fees, expenses or taxes)	10.05%	10.11%	6.53%	10.92%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and C shares will vary.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. John Brown, CFA (Vice President, Portfolio Manager), Paul Lefurgey, CFA (Executive Director, Head of Fixed Income Investments), Chris Nisbet, CFA (Vice President, Portfolio Manager), and Drew Justman, CFA (Vice President, Portfolio Manager), co-manage the fund. Mr. Brown has served in this capacity since 1998, Mr. Lefurgey has served in this capacity since April 2013, Mr. Nisbet has served in this capacity since June 2013, and Mr. Justman has served in this capacity since February 2015.

Purchase and Sale of Fund Shares
Class A, B and C Shares. The minimum investment amounts are as follows for Class A, B and C shares:

Type of Account	To Open an Account[1]	To Add to an Account[1]
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150
1    The fund reserves the right to accept purchase amounts below the minimum for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like “managed account” programs.
2    Regardless of frequency, the minimum investment allowed is $50 per fund per month.
3    Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON COVERED CALL & EQUITY INCOME FUND Fund Summary

Share Class/Ticker:	Class A - MENAX	Class C - MENCX	Class Y - MENYX	Class R6 - MENRX
Investment Objective
The Madison Covered Call & Equity Income Fund seeks to provide consistent total return and, secondarily, to provide a high level of income and gains from option premiums.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds. More information about these and other discounts is available from your financial professional, in the “Your Account - Sales Charges and Fees” section on page 107 of the prospectus and in the “More About Purchasing and Selling Shares” section on page 61 of the statement of additional information.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class C	Class Y	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	1.00%[1]	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class Y	Class R6
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.15%	0.15%	0.15%	0.02%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses[2]	1.28%	2.03%	1.03%	0.90%
1 The CDSC is eliminated after 12 months following purchase.

[2]
Total annual fund operating expenses for the period ended October 31, 2014 do not match the financial statements because the financial statements do not include acquired fund fees and expenses. In addition for Class Y shares total annual fund operating expenses do not match the financial statements due to rounding.

Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Redemption				No Redemption
	A	C	Y	R6	A	C	Y	R6
1 Year	$ 698	$ 306	$ 105	$ 92	$ 698	$ 206	$ 105	$ 92
3 Years	958	637	328	287	958	637	328	287
5 Years	1,237	1,093	569	498	1,237	1,093	569	498
10 Years	2,031	2,358	1,259	1,108	2,031	2,358	1,259	1,108
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 139% of the average value of its portfolio.
Principal Investment Strategies
The fund invests, under normal conditions, primarily in common stocks of large- and mid-capitalization issuers that are, in the view of the fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends.
Under normal market conditions, the fund will invest at least 80% of its net assets in common stocks, with at least 65% of this amount invested in common stocks of large capitalization issuers that meet the fund’s selection criteria. In calculating compliance with these percentages, the fund will "look through" to the characteristics of the underlying holdings of any ETF held by the fund. The fund may invest the remainder of its common stock investments in companies that meet the fund’s selection criteria but whose market capitalization is considered to be middle sized or “mid-cap” (generally, stocks with a market capitalization similar to those companies in the Russell Midcap® Index). In addition, the fund may invest up to 15% of its net assets in foreign securities, including American Depository Receipts (“ADRs”) (which represent an interest in the shares of a non-U.S. company that have been deposited with a U.S. bank, trade in U.S. dollars and clear through U.S. settlement systems, thus allowing the holder of an ADR to avoid having to transact in a foreign currency) and emerging market securities. The fund’s investment adviser, Madison Asset Management, LLC (“Madison”), will allocate the fund’s assets among stocks in sectors of the economy based upon Madison’ views on forward earnings growth rates, adjusted to reflect Madison’s views on economic and market conditions and sector risk factors. In general, Madison focuses its investments in the information technology, consumer discretionary, health care and financials sectors, and may invest up to 35% of the fund’s net assets in any one such sector. The fund generally holds 30-50 individual securities in its portfolio at any given time. This reflects

Madison's belief that your money should be invested in Madison's top investment ideas, and that focusing on Madison's best investment ideas is the best way to achieve the fund’s investment objectives.
The fund will employ an option strategy of writing covered call options on a substantial portion of the common stocks in its portfolio. The extent of option writing activity will depend upon market conditions and Madison’s ongoing assessment of the attractiveness of writing call options on the fund’s stock holdings. In addition to providing income, covered call writing helps to reduce the volatility (and risk profile) of the fund by providing downside protection.
In addition to its covered call strategy, the fund may, to a lesser extent (not more than 20% of its net assets), pursue an option strategy that includes the writing of both put options and call options on certain of the common stocks in the fund’s portfolio. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizable short-term or intermediate-term decline, the fund may, to a limited extent (not more than 2% of its total assets) purchase put options or put option debit spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on broad-based securities indices (such as the S&P 500, S&P MidCap 400 or other indices deemed suitable) or certain exchange traded funds (“ETFs”) that trade like common stocks but represent such market indices.
Although Madison believes that, under normal conditions, at least 80% of the fund will be invested in equity securities, Madison believes that when options are exercised and portfolio securities are called away in exchange for cash, it may not be in the interest of the fund to immediately invest its cash. Additionally, during periods when Madison believes the stock markets in general are overvalued or when there is perceived domestic or global economic or political risk or when investments in equity securities bear an above average risk of loss, Madison will delay investment of some or all of the fund’s cash until such periods have ended. Thus, in Madison’s discretion, the fund’s cash may be held for “temporary defensive purposes,” and might represent a material percentage of the fund’s portfolio. These periods may last for a few weeks or even for a few months, until more attractive market conditions exist.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objectives utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objectives may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Market Risk. The share price of the fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Equity Risk. The fund is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Mid-Cap Company Risk. The fund’s investments in mid-capitalization companies may entail greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Some growth-oriented companies may not have established financial histories; often have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.
Option Risk. There are several risks associated with transactions in options on securities, as follows:

•
There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

•
As the writer of a covered call option, the fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

•
The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it may not be able to effect a closing purchase transaction in order to terminate its obligation under the option and must then deliver the underlying security at the exercise price.

•
There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. If the fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

•
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

•
The value of call options will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of events affecting the underlying equity security. A reduction in the exercise price of an option would reduce the fund’s capital appreciation potential on the underlying security.

•
When the fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. Also, while the fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the fund risks a loss equal to the entire value of the stock.

•
If a put option purchased by the fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the fund will lose its entire investment in the option.

The fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. The number of options which the fund may write or purchase may be affected by options written or purchased by other clients of the fund’s investment adviser or its affiliates.
Tax Risk. The fund will generate taxable income and therefore is subject to tax risk. In addition to option premium income, most or all of the gains from the sale of the underlying securities held by the fund on which options are written may be short-term capital gains taxed at ordinary income rates in any particular year. Because the fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the fund to realize capital gains or losses at inopportune times. The fund’s transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), and (vi) cause the fund to recognize income or gain without a corresponding receipt of cash.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Concentration Risk. To the extent that the fund makes substantial investments in a single sector, the fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance, as well as the CBOE S&P 500 BuyWrite Index (BXMSM) which is provided because of the fund’s option writing strategy. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class A Shares
(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	4Q 2011	12.82%
Lowest:	3Q 2011	-10.16%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	Since Inception 10/30/2009	Since Inception 7/31/2012
Class A Shares – Return Before Taxes	-0.14%	6.85%	6.83%	N/A
Return After Taxes on Distributions	-3.66%	3.54%	3.63%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	0.09%	3.98%	4.01%	N/A
Class C Shares – Return Before Taxes	4.27%	N/A	N/A	9.16%
Class Y Shares – Return before Taxes	6.25%	8.38%	8.32%	N/A
Class R6 Shares – Return before Taxes	6.34%	N/A	N/A	10.34%
S&P 500® Index (reflects no deduction for sales charges, account fees, expenses or taxes)	13.69%	15.45%	16.53%	20.61%
CBOE S&P 500 BuyWrite Index (BXMSM) (reflects no deduction for sales charges, account fees, expenses or taxes)	5.64%	7.09%	8.47%	7.37%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class C, Y and R6 shares will vary.

Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. Ray DiBernardo, CFA (Vice President, Portfolio Manager) and Frank Burgess (Chairman of the Board and Founder of Madison Investment Holdings, Inc., the parent company of Madison Asset Management, LLC) co-manage the fund. Messrs. DiBernardo and Burgess have served in this capacity since inception of the fund in November 2009.
Purchase and Sale of Fund Shares
Class A and C Shares. The minimum investment amounts are as follows for Class A and C shares:

Type of Account	To Open an Account[1]	To Add to an Account[1]
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150
1    The fund reserves the right to accept purchase amounts below the minimum for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like “managed account” programs.
2    Regardless of frequency, the minimum investment allowed is $50 per fund per month.
3 Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.
Class Y Shares. The minimum initial investment for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $50; provided that these minimums may be waived in certain situations.
The minimum initial investment for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family members, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor, including their immediate family members, who owned Advisor class shares of the Hansberger International Growth Fund as of July 31, 2014.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.
Class R6 Shares. Class R6 shares may be purchased through participating retirement plans, and the purchase minimums are set by the plan’s administrator or record keeper.  In addition, corporations and other institutions, such as trusts, endowments and foundations, can purchase Class R6 shares with a minimum investment of $500,000.  The minimum to add to an account is $50,000. The fund reserves the right to lower the minimum initial investment amount on a case-by-case basis if deemed to be in the interest of the fund. Class R6 shares are not available to retail non-retirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPS, SARSEPs, SIMPLE IRAs or individual 403(b) plans. Class R6 shares are also not available for purchase under circumstances where the fund’s investment adviser (and/or an affiliate thereof) is contractually required to pay, directly or indirectly, a portion of the revenues it receives from the fund to a third party pursuant to a joint venture, revenue sharing or similar agreement.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON DIVIDEND INCOME FUND Fund Summary

Share Class/Ticker:	Class Y - BHBFX
Investment Objective
The Madison Dividend Income Fund seeks to produce current income while providing an opportunity for capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees: (fees paid directly from your investment)	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management Fees	0.75%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.35%
Total Annual Fund Operating Expenses	1.10%
Less: Management and Service Fee Waivers[1]	-0.15%
Net Annual Fund Operating Expenses (after fee waivers/expense reimbursements)	0.95%
1The investment adviser to the fund, Madison Asset Management, LLC (“Madison”), has contractually agreed to waive 0.10% of its management fee and 0.05% of its service fee until at least February 28, 2016. The fee waiver agreements may be terminated by the Board of Trustees of the fund at any time and for any reason; however, the Board has no intention of terminating these agreements in the next year. Not included in the fee waivers are any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.) or extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit the fund maintains with its custodian or another entity for investment purposes). Any fees waived will not be subject to later recoupment by Madison.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$97	$335	$592	$1,327
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
The fund seeks to achieve its investment objective by investing in equity securities of companies with a market capitalization of over $1 billion and a history of paying dividends, with the ability to increase dividends over time. Under normal market conditions, at least 80% of the fund’s net assets (including borrowings for investment purposes) will be invested in dividend paying equity securities. The adviser will identify investment opportunities by screening for companies that generally have the following characteristics: (i) a dividend yield of at least 100% of the market dividend yield (for this purpose, the “market” is the S&P 500); (ii) a strong balance sheet; (iii) a dividend that has been maintained and which is likely to increase; (iv) trade on the high side of the company’s historical relative dividend yield, due to issues which the adviser views as temporary; and (v) other compelling valuation characteristics. Under normal market conditions, the fund expects to be fully invested in equity securities, but will maintain the flexibility to hold up to 20% of the fund’s assets in investment grade fixed income securities when warranted in the discretion of the adviser. Additionally, the adviser may write (sell) covered call options against equity holdings, not to exceed 25% of the fund’s equity holdings. The fund may also invest up to 25% of its common stock allocation in foreign securities (including American Depository Receipts and emerging market securities). To the extent invested in common stocks, the fund generally invests in 30-60 companies at any given time. This reflects the adviser’s belief that your money should be invested in the adviser’s top investment ideas, and that focusing on the adviser’s best investment ideas is the best way to achieve the fund’s investment objectives.

Madison follows a rigorous three-step process when evaluating companies pursuant to which Madison considers (1) the business model, (2) the management team, and (3) the valuation of each potential investment. When evaluating the business model, Madison looks for sustainable competitive advantages, metrics that demonstrate relatively high levels of profitability, stable and growing earnings, and a solid balance sheet. When assessing management, Madison evaluates its operational and capital allocation track records and the nature of its accounting practices. The final step in the process is assessing the proper valuation for the company. Madison strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows modeling and additional valuation methodologies. Often, Madison finds companies that clear the business model and management team hurdles, but not the valuation hurdle. Those companies are monitored for inclusion at a later date when the price may be more appropriate. Madison seeks to avoid the downside risks associated with overpriced securities. Instead, Madison will invest in the stocks of issuers that Madison believes have a blend of both value and growth potential: what Madison calls “GARP” for “growth at a reasonable price.”
Madison may sell stocks for a number of reasons, including: (i) the price target Madison has set for stock has been achieved, (ii) the fundamental business prospects for the company have materially changed, or (iii) Madison finds a more attractive alternative. In addition, with regard to dividend paying stocks in particular, Madison may sell a stock that has reduced its dividend to a level that brings the yield on the stock to below the market (S&P 500) dividend yield, but only if the reduction in dividend appears to Madison to be a symptom of fundamental difficulties with the company that are other than temporary in nature.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Market Risk. The share price of the fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Equity Risk. The fund is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Capital Gain Realization Risks to Taxpaying Shareholders. Because of the focused nature of the fund’s portfolio, the fund is susceptible to capital gain realization. In other words, when the fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The fund’s sale of just a few positions will represent a larger percentage of the fund’s assets compared with, say, a fund that has hundreds of securities positions.
Growth and Value Risks. Stocks with growth characteristics can experience sharp price declines as a result of earnings disappointments, even small ones. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because the fund generally follows a strategy of holding stocks with both growth and value characteristics, any particular stock’s share price may be negatively affected by either set of risks.
Special Risks Associated with Dividend Paying Stocks.  Raising interest rates have the potential to hurt the value and/or price of higher dividend yielding stocks more so than the overall market.  In addition, higher dividend yielding stocks may go through periods of underperformance as a group versus the broader market.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Option Risk. There are several risks associated with transactions in options on securities, as follows:

•
There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

•
As the writer of a covered call option, the fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

•
The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it may not be able to effect a closing purchase transaction in order to terminate its obligation under the option and must then deliver the underlying security at the exercise price.

•
There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. If the fund is unable to close out a covered call option that it wrote on a security, it would not be able to sell the underlying security unless the option expired without exercise.

Interest Rate Risk. To the extent the fund invests in fixed income securities (i.e., bonds), the fund will be subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class Y Shares

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2009	14.19%
Lowest:	4Q 2008	-12.69%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	10 Years
Class Y Shares – Return Before Taxes	8.81%	11.60%	6.84%
Return After Taxes on Distributions	6.98%	11.04%	6.03%
Return After Taxes on Distributions and Sale of Fund Shares	6.51%	9.71%	5.63%
S&P 500® Index (reflects no deduction for sales charges, account fees, expenses or taxes)	13.69%	15.45%	7.67%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. John Brown, CFA (Vice President, Portfolio Manager), Jay Sekelsky, CFA (Executive Director, Chief Investment Officer), and Drew Justman, CFA (Vice President, Portfolio Manager) co-manage the fund. Mr. Brown has served in this capacity since March 2012, Mr. Sekelsky has served in this capacity since 1990, and Mr. Justman has served in this capacity since April 2013.

Purchase and Sale of Fund Shares
Class Y Shares. The minimum initial investment for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $50; provided that these minimums may be waived in certain situations.
The minimum initial investment for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor, including their immediate family members, who owned Advisor class shares of the Hansberger International Growth Fund as of July 31, 2014.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON LARGE CAP VALUE FUND Fund Summary

Share Class/Ticker:	Class A - MGWAX	Class B - MGWBX	Class Y - MYLVX
Investment Objective
The Madison Large Cap Value Fund seeks long-term capital growth, with income as a secondary consideration.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds. More information about these and other discounts is available from your financial professional, in the “Your Account - Sales Charges and Fees” section on page 107 of the prospectus and in the “More About Purchasing and Selling Shares” section on page 61 of the statement of additional information.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	4.50%[1]	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class Y
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses	1.16%	1.91%	0.91%
1 The CDSC is reduced after 12 months and eliminated after six years following purchase.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Redemption			No Redemption
	A	B	Y	A	B	Y
1 Year	$686	$644	$93	$686	$194	$93
3 Years	922	950	290	922	600	290
5 Years	1,177	1,232	504	1,177	1,032	504
10 Years	1,903	2,038	1,120	1,903	2,038	1,120
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 85% of the average value of its portfolio.
Principal Investment Strategies
The fund will, under normal market conditions, maintain at least 80% of its net assets (including borrowings for investment purposes) in large cap stocks (generally, stocks with a market capitalization of the companies represented in the Russell 1000® Value Index -- as of the most recent reconstitution date, the low end of the range of market capitalizations included in this index was $1.634 billion). The fund follows what is known as a “value” approach, which generally means that the manager seeks to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The fund will diversify its holdings among various industries and among companies within those industries. The fund may also invest in warrants, convertible securities, preferred stocks and debt securities (including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities, including American Depository Receipts (“ADRs”) (which represent an interest in the shares of a non-U.S. company that have been deposited with a U.S. bank, trade in U.S. dollars and clear through U.S. settlement systems, thus allowing the holder of an

ADR to avoid having to transact in a foreign currency) and emerging market securities, and may invest in exchange traded funds (“ETFs”) that are registered investment companies. The fund generally holds 25-60 individual securities in its portfolio at any given time. This reflects the belief of the fund's investment adviser that your money should be invested in the adviser’s top investment ideas, and that focusing on the adviser's best investment ideas is the best way to achieve the fund’s investment objectives.
The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.
The fund’s investment strategy reflects the general “Participate and Protect®” investment philosophy of the fund’s investment adviser, Madison Asset Management, LLC (“Madison”). Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Market Risk. The share price of the fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Equity Risk. The fund is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Value Investing Risk. The fund primarily invests in “value” oriented stocks which may help limit the risk of negative portfolio returns. However, these “value” stocks are subject to the risk that their perceived intrinsic values may never be realized by the market, and to the risk that, although the stock is believed to be undervalued, it is actually appropriately priced or overpriced due to unanticipated problems associated with the issuer or industry.
ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Capital Gain Realization Risks to Taxpaying Shareholders. Because of the focused nature of the fund’s portfolio, the fund is susceptible to capital gain realization. In other words, when the fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The fund’s sale of just a few positions will represent a larger percentage of the fund’s assets compared with, say, a fund that has hundreds of securities positions.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class A Shares
(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2009	14.72%
Lowest:	4Q 2008	-20.88%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	10 Years	Since Inception 6/30/2006
Class A Shares – Return Before Taxes	5.29%	11.81%	5.09%	N/A
Return After Taxes on Distributions	1.74%	10.87%	4.39%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	5.97%	9.45%	3.95%	N/A
Class B Shares – Return Before Taxes	6.52%	12.03%	5.10%	N/A
Class Y Shares – Return before Taxes	11.95%	13.42%	N/A	5.81%
Russell 1000® Value Index (reflects no deduction for sales charges, account fees, expenses or taxes)	13.45%	15.42%	7.30%	6.97%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Y shares will vary.

Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. John Brown, CFA (Vice President, Portfolio Manager) and Drew Justman, CFA (Vice President, Portfolio Manager) co-manage the fund. Mr. Brown has served in this capacity since July 2009 and Mr. Justman has served in this capacity since February 2014.
Purchase and Sale of Fund Shares
Class A and B Shares. The minimum investment amounts are as follows for Class A and B shares:

Type of Account	To Open an Account[1]	To Add to an Account[1]
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150
1    The fund reserves the right to accept purchase amounts below the minimum for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like “managed account” programs.
2    Regardless of frequency, the minimum investment allowed is $50 per fund per month.
3    Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.

Class Y Shares. The minimum initial investment for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $50; provided that these minimums may be waived in certain situations.
The minimum initial investment for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family members, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor, including their immediate family members, who owned Advisor class shares of the Hansberger International Growth Fund as of July 31, 2014.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON INVESTORS FUND Fund Summary

Share Class/Ticker:	Class A - MNVAX	Class Y - MINVX	Class R6 - MNVRX
Investment Objective
The Madison Investors Fund seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds. More information about these and other discounts is available from your financial professional, in the “Your Account - Sales Charges and Fees” section on page 107 of the prospectus and in the “More About Purchasing and Selling Shares” section on page 61 of the statement of additional information.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class Y	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class Y	Class R6
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	None	None
Other Expenses	0.35%	0.35%	0.02%
Total Annual Fund Operating Expenses	1.35%	1.10%	0.77%
Less: Management and Service Fee Waivers[1]	-0.15%	-0.15%	None
Net Annual Fund Operating Expenses (after fee waivers/expense reimbursements)[2]	1.20%	0.95%	0.77%
1 The investment adviser to the fund, Madison Asset Management, LLC (“Madison”), has contractually agreed to waive and/or reimburse the service fee it receives to the extent necessary to maintain total annual fund operating expenses for Class A shares at 1.20% and for Class Y shares at 0.95% until at least February 28, 2016. The fee waiver agreement described above may be terminated by the Board of Trustees of the fund at any time and for any reason; however, the Board has no intention of terminating the agreement in the next year. Not included in the fee waiver are any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.) or extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit the fund maintains with its custodian or another entity for investment purposes). Any fees waived will not be subject to later recoupment by Madison.
2 Total annual fund operating expenses for the period ended October 31, 2014 do not match the financial statements because they have been restated to reflect current fees.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Redemption			No Redemption
	A	Y	R6	A	Y	R6
1 Year	$ 690	$ 97	$ 79	$ 690	$ 97	$ 79
3 Years	964	335	236	964	335	246
5 Years	1,258	592	428	1,258	592	428
10 Years	2,093	1,327	954	2,093	1,327	954
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 52% of the average value of its portfolio.
Principal Investment Strategies
The fund seeks to achieve its investment objective by investing in the common stock of established, high-quality, growth companies selected via bottom-up fundamental analysis. Under normal market conditions, the fund will maintain at least 80% of its net assets (including borrowings for investment purposes) in such securities. The portfolio managers define “high-quality” companies as those businesses that have demonstrated stable revenue and earnings growth patterns and high profitability metrics, and that maintain proportionately low levels of debt. The fund may also invest in exchange traded funds (“ETFs”) that are registered investment companies, warrants, preferred stocks and debt securities, including non-investment grade convertible debt securities, and up to 25% of its assets in foreign securities (including American Depositary Receipts and emerging market securities). To the extent invested in common stocks, the fund generally invests in only 25-40 companies at any given time. This reflects Madison’s belief that your money should be invested in the adviser’s top investment ideas, and that focusing on Madison’s best investment ideas is the best way to achieve the fund’s investment objectives.

Madison follows a rigorous three-step process when evaluating companies pursuant to which Madison considers (1) the business model, (2) the management team, and (3) the valuation of each potential investment. When evaluating the business model, Madison looks for sustainable competitive advantages, metrics that demonstrate relatively high levels of profitability, stable and growing earnings, and a solid balance sheet. When assessing management, Madison evaluates its operational and capital allocation track records and the nature of its accounting practices. The final step in the process is assessing the proper valuation for the company. Madison strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows modeling and additional valuation methodologies. Often, Madison finds companies that clear the business model and management team hurdles, but not the valuation hurdle. Those companies are monitored for inclusion at a later date when the price may be more appropriate. Madison seeks to avoid the downside risks associated with overpriced securities. Instead, Madison will invest in the stocks of issuers that Madison believes have a blend of both value and growth potential: what Madison calls “GARP” for “growth at a reasonable price.”
Madison may sell stocks for a number of reasons, including: (i) the price target Madison has set for stock has been achieved, (ii) the fundamental business prospects for the company have materially changed, or (iii) Madison finds a more attractive alternative.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Market Risk. The share price of the fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Equity Risk. The fund is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Growth and Value Risks. Stocks with growth characteristics can experience sharp price declines as a result of earnings disappointments, even small ones. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because the fund generally follows a strategy of holding stocks with both growth and value characteristics, any particular stock’s share price may be negatively affected by either set of risks.
Capital Gain Realization Risks to Taxpaying Shareholders. Because of the focused nature of the fund’s portfolio, the fund is susceptible to capital gain realization. In other words, when the fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The fund’s sale of just a few positions will represent a larger percentage of the fund’s assets compared with, say, a fund that has hundreds of securities positions.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class Y Shares

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2009	20.90%
Lowest:	4Q 2008	-23.86%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	10 Years	Since Inception 9/23/2013
Class Y Shares – Return Before Taxes	11.54%	12.64%	6.21%	N/A
Return After Taxes on Distributions	5.99%	11.24%	5.04%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	10.19%	10.01%	4.94%	N/A
Class A Shares – Return Before Taxes	4.84%	N/A	N/A	10.19%
Class R6 Shares – Return before Taxes	11.75%	N/A	N/A	15.96%
S&P 500® Index (reflects no deduction for sales charges, account fees, expenses or taxes)	13.69%	15.45%	7.67%	6.89%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class Y shares. After-tax returns for Class A and R6 shares will vary.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. Jay Sekelsky, CFA (Executive Director, Chief Investment Officer), and Matt Hayner, CFA (Vice President, Portfolio Manager), co-manage the fund. Mr. Sekelsky has been involved in the management of the fund since 1990, and has served as co-manager of the fund since 1991, and Mr. Hayner has served as co-manager of the fund from May 2008 until May 2010, and again, since May 2012.
Purchase and Sale of Fund Shares
Class A Shares. The minimum investment amounts are as follows for Class A shares:

Type of Account	To Open an Account[1]	To Add to an Account[1]
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150
1    The fund reserves the right to accept purchase amounts below the minimum for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like “managed account” programs.
2    Regardless of frequency, the minimum investment allowed is $50 per fund per month.
3    Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.

Class Y Shares. The minimum initial investment for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $50; provided that these minimums may be waived in certain situations.
The minimum initial investment for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family members, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor, including their immediate family members, who owned Advisor class shares of the Hansberger International Growth Fund as of July 31, 2014.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.
Class R6 Shares. Class R6 shares may be purchased through participating retirement plans, and the purchase minimums are set by the plan’s administrator or record keeper.  In addition, corporations and other institutions, such as trusts, endowments and foundations, can purchase Class R6 shares with a minimum investment of $500,000.  The minimum to add to an account is $50,000. The fund reserves the right to lower the minimum initial investment amount on a case-by-case basis if deemed to be in the interest of the fund. Class R6 shares are not available to retail non-retirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPS, SARSEPs, SIMPLE IRAs or individual 403(b) plans. Class R6 shares are also not available for purchase under circumstances where the fund’s investment adviser (and/or an affiliate thereof) is contractually required to pay, directly or indirectly, a portion of the revenues it receives from the fund to a third party pursuant to a joint venture, revenue sharing or similar agreement.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON LARGE CAP GROWTH FUND Fund Summary

Share Class/Ticker:	Class A - MCAAX	Class B - MCPBX	Class Y - MYLGX
Investment Objective
The Madison Large Cap Growth Fund seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds. More information about these and other discounts is available from your financial professional, in the “Your Account - Sales Charges and Fees” section on page 107 of the prospectus and in the “More About Purchasing and Selling Shares” section on page 61 of the statement of additional information.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	4.50%[1]	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class Y
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.20%	1.95%	0.95%
1 The CDSC is reduced after 12 months and eliminated after six years following purchase.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Redemption			No Redemption
	A	B	Y	A	B	Y
1 Year	$ 690	$ 648	$ 97	$ 690	$ 198	$ 97
3 Years	934	962	303	934	612	303
5 Years	1,197	1,252	525	1,197	1,052	525
10 Years	1,946	2,080	1,166	1,946	2,080	1,166
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategies
The fund seeks to achieve its investment objective by investing primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its net assets (including borrowings for investment purposes) in such large cap stocks. For this purpose, the term “large cap stock” refers to stocks with a market capitalization of the companies in the Russell 1000® Growth Index (as of the most recent reconstitution date, the low end of the range of market capitalizations included in this index was $1,634 billion). For purposes of the 80% large cap stock allocation discussed above, the stocks selected for the fund will represent primarily well-established companies that have a demonstrated pattern of consistent growth and, to a lesser extent, less established companies that may offer more rapid growth potential. The fund may also invest up to 25% of its assets in foreign securities (including American Depository Receipts and emerging market securities). To the extent invested in common stocks, the fund generally invests in 45-65 companies at any given time. This reflects the belief of the fund’s investment adviser, Madison Asset Management, LLC (“Madison”), that your money should be invested in the adviser’s top investment ideas, and that focusing on the adviser’s best investment ideas is the best way to achieve the fund’s investment objectives.

Madison follows a rigorous three-step process when evaluating companies pursuant to which Madison considers (1) the business model, (2) the management team, and (3) the valuation of each potential investment. When evaluating the business model, Madison looks for sustainable competitive advantages, metrics that demonstrate relatively high levels of profitability, stable and growing earnings, and a solid balance sheet. When assessing management, Madison evaluates its operational and capital allocation track records and the nature of its accounting practices.

The final step in the process is assessing the proper valuation for the company. Madison strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows modeling and additional valuation methodologies. Often, Madison finds companies that clear the business model and management team hurdles, but not the valuation hurdle. Those companies are monitored for inclusion at a later date when the price may be more appropriate. Madison seeks to avoid the downside risks associated with overpriced securities. Instead, Madison will invest in the stocks of issuers that Madison believes have a blend of both value and growth potential: what Madison calls “GARP” for “growth at a reasonable price.”
Madison may sell stocks for a number of reasons, including: (i) the price target Madison has set for stock has been achieved, (ii) the fundamental business prospects for the company have materially changed, or (iii) Madison finds a more attractive alternative.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Market Risk. The share price of the fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Equity Risk. The fund is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Growth Investing Risk. Due to its focus on stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than a large cap value security.
Capital Gain Realization Risks to Taxpaying Shareholders. Because of the focused nature of the fund’s portfolio, the fund is susceptible to capital gain realization. In other words, when the fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The fund’s sale of just a few positions will represent a larger percentage of the fund’s assets compared with, say, a fund that has hundreds of securities positions.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class A Shares
(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2009	14.15%
Lowest:	4Q 2008	-21.48%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	10 Years	Since Inception 6/30/2006
Class A Shares – Return Before Taxes	5.18%	10.52%	5.66%	N/A
Return After Taxes on Distributions	3.23%	9.91%	5.34%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	4.56%	8.36%	4.53%	N/A
Class B Shares – Return Before Taxes	6.25%	10.74%	5.67%	N/A
Class Y Shares – Return before Taxes	11.83%	12.13%	N/A	7.65%
Russell 1000® Growth Index (reflects no deduction for sales charges, account fees, expenses or taxes)	13.05%	15.81%	8.49%	9.52%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Y shares will vary.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. Jay Sekelsky, CFA (Executive Director, Chief Investment Officer), Ray DiBernardo, CFA (Vice President, Portfolio Manager), and Walter Dewey, CFA (Vice President, Portfolio Manager) co-manage the fund. Messrs. Sekelsky, DiBernardo and Dewey have co-managed the fund since April 2013.

Purchase and Sale of Fund Shares
Class A and B Shares. The minimum investment amounts are as follows for Class A and B shares:

Type of Account	To Open an Account[1]	To Add to an Account[1]
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150
1    The fund reserves the right to accept purchase amounts below the minimum for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like “managed account” programs.
2    Regardless of frequency, the minimum investment allowed is $50 per fund per month.
3    Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.
Class Y Shares. The minimum initial investment for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $50; provided that these minimums may be waived in certain situations.
The minimum initial investment for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family members, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor, including their immediate family members, who owned Advisor class shares of the Hansberger International Growth Fund as of July 31, 2014.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.

You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON MID CAP FUND Fund Summary

Share Class/Ticker:	Class A - MERAX	Class B - MERBX	Class Y - GTSGX	Class R6 - MMCRX
Investment Objective
The Madison Mid Cap Fund seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds. More information about these and other discounts is available from your financial professional, in the “Your Account - Sales Charges and Fees” section on page 107 of the prospectus and in the “More About Purchasing and Selling Shares” section on page 61 of the statement of additional information.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class Y	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	4.50%[1]	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class Y	Class R6
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.40%	0.40%	0.40%	0.02%
Total Annual Fund Operating Expenses	1.40%	2.15%	1.15%	0.77%
1 The CDSC is reduced after 12 months and eliminated after six years following purchase.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Redemption				No Redemption
	A	B	Y	R6	A	B	Y	R6
1 Year	$ 709	$ 668	$ 117	$ 79	$ 709	$ 218	$ 117	$ 79
3 Years	993	1,023	365	246	993	673	365	246
5 Years	1,297	1,354	633	428	1,297	1,154	633	428
10 Years	2,158	2,292	1,398	954	2,158	2,292	1,398	954
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
The fund invests generally in common stocks, securities convertible into common stocks and related equity securities of “midsize” companies (for this purpose, “midsize” is defined as those companies with market capitalizations of between $500 million and $40 billion). Under normal market conditions, the fund will maintain at least 80% of its net assets (including borrowings for investment purposes) in such mid cap securities. The fund may also invest in exchange traded funds (“ETFs”) that are registered investment companies, warrants, preferred stocks and debt securities, including non-investment grade convertible debt securities, and up to 25% of its assets in foreign securities (including emerging market securities). The fund generally holds 25-40 individual securities in its portfolio at any given time. This reflects the belief of the fund's investment adviser, Madison Asset Management, LLC ("Madison"), that your money should be invested in the adviser’s top investment ideas, and that focusing on Madison's best investment ideas is the best way to achieve the fund’s investment objective.
The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The fund’s portfolio manager believes in selecting stocks for the fund that show steady, sustainable growth and reasonable valuation.
Madison follows a rigorous three-step process when evaluating companies pursuant to which Madison considers (1) the business model, (2) the management team, and (3) the valuation of each potential investment. When evaluating the business model, Madison looks for sustainable competitive advantages, metrics that demonstrate relatively high levels of profitability, stable and growing earnings, and a solid balance sheet.

When assessing management, Madison evaluates its operational and capital allocation track records and the nature of its accounting practices. The final step in the process is assessing the proper valuation for the company. Madison strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows modeling and additional valuation methodologies. Often, Madison finds companies that clear the business model and management team hurdles, but not the valuation hurdle. Those companies are monitored for inclusion at a later date when the price may be more appropriate. Madison seeks to avoid the downside risks associated with overpriced securities. Instead, Madison will invest in the stocks of issuers that Madison believes have a blend of both value and growth potential: what Madison calls “GARP” for “growth at a reasonable price.”
Madison may sell stocks for a number of reasons, including: (i) the price target Madison has set for the stock has been achieved, (ii) the fundamental business prospects for the company have materially changed, or (iii) Madison finds a more attractive alternative.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Market Risk. The share price of the fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Equity Risk. The fund is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Mid Cap Risk. The fund’s investments in midsize companies may entail greater risks than investments in larger, more established companies. Midsize companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Some midsize companies may not have established financial histories; may have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.
Growth and Value Risks. Stocks with growth characteristics can experience sharp price declines as a result of earnings disappointments, even small ones. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because the fund generally follows a strategy of holding stocks with both growth and value characteristics, any particular stock’s share price may be negatively affected by either set of risks.
ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Capital Gain Realization Risks to Taxpaying Shareholders. Because of the focused nature of the fund’s portfolio, the fund is susceptible to capital gain realization. In other words, when the fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The fund’s sale of just a few positions will represent a larger percentage of the fund’s assets compared with, say, a fund that has hundreds of securities positions.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.

Calendar Year Total Returns for Class Y Shares

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2009	16.96%
Lowest:	4Q 2008	-21.70%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	10 Years	Since Inception 2/29/2012	Since Inception 4/19/2013
Class Y Shares – Return Before Taxes	9.42%	15.76%	7.62%	N/A	N/A
Return After Taxes on Distributions	4.83%	13.85%	6.18%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	8.67%	12.90%	6.31%	N/A	N/A
Class A Shares – Return Before Taxes	2.87%	N/A	N/A	N/A	12.35%
Class B Shares – Return before Taxes	4.41%	N/A	N/A	N/A	13.34%
Class R6 Shares – Return before Taxes	9.81%	N/A	N/A	16.05%	N/A
Russell Midcap® Index (reflects no deduction for sales charges, account fees, expenses or taxes)	13.22%	17.19%	9.56%	18.56%	21.37%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class Y shares. After-tax returns for Class A, B and R6 shares will vary.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. Richard Eisinger (Managing Director, Portfolio Manager) and Haruki Toyama (Vice President, Portfolio Manager) co-manage the fund. Mr. Eisinger has served in this capacity since January 1998 and Mr. Toyama has served in this capacity since February 2015.
Purchase and Sale of Fund Shares
Class A and B Shares. The minimum investment amounts are as follows for Class A and B shares:

Type of Account	To Open an Account[1]	To Add to an Account[1]
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150
1    The fund reserves the right to accept purchase amounts below the minimum for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like “managed account” programs.
2    Regardless of frequency, the minimum investment allowed is $50 per fund per month.
3    Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.

Class Y Shares. The minimum initial investment for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $50; provided that these minimums may be waived in certain situations.
The minimum initial investment for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family members, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor, including their immediate family members, who owned Advisor class shares of the Hansberger International Growth Fund as of July 31, 2014.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.
Class R6 Shares. Class R6 shares may be purchased through participating retirement plans, and the purchase minimums are set by the plan’s administrator or record keeper.  In addition, corporations and other institutions, such as trusts, endowments and foundations, can purchase Class R6 shares with a minimum investment of $500,000.  The minimum to add to an account is $50,000. The fund reserves the right to lower the minimum initial investment amount on a case-by-case basis if deemed to be in the interest of the fund. Class R6 shares are not available to retail non-retirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPS, SARSEPs, SIMPLE IRAs or individual 403(b) plans. Class R6 shares are also not available for purchase under circumstances where the fund’s investment adviser (and/or an affiliate thereof) is contractually required to pay, directly or indirectly, a portion of the revenues it receives from the fund to a third party pursuant to a joint venture, revenue sharing or similar agreement.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON SMALL CAP FUND Fund Summary

Share Class/Ticker:	Class A - MASVX	Class B - MBSVX	Class Y - MYSVX
Investment Objective
The Madison Small Cap Fund seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds. More information about these and other discounts is available from your financial professional, in the “Your Account - Sales Charges and Fees” section on page 107 of the prospectus and in the “More About Purchasing and Selling Shares” section on page 61 of the statement of additional information.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	4.50%[1]	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class Y
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	1.50%	2.25%	1.25%
1 The CDSC is reduced after 12 months and eliminated after six years following purchase.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Redemption			No Redemption
	A	B	Y	A	B	Y
1 Year	$ 719	$ 678	$ 127	$ 719	$ 678	$ 127
3 Years	1,022	1,053	397	1,022	1,053	397
5 Years	1,346	1,405	686	1,346	1,405	686
10 Years	2,263	2,396	1,511	2,263	2,396	1,511
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
The fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. For purposes of this fund, “small cap companies” are those with market capitalizations that are within the range of capitalizations of companies represented in either the S&P SmallCap 600 Index or the Russell 2000® Index (as of the most recent reconstitution date, the range of market capitalizations included in the Russell 2000® index was $169 million to $4.1 billion; the S&P SmallCap 600 Index does not have an annual or semi-annual reconstitution – rather, changes are made as deemed necessary by S&P so that as of 12-31-14, the range of market capitalizations included in the index was $91 million to $4.8 billion). Under normal market conditions, the fund will maintain at least 80% of its net assets (including borrowings for investment purposes) in small cap securities.

The subadviser employs a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of issuers the subadviser believes have attractive valuations. The subadviser focuses on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market. Through fundamental research, the subadviser seeks to identify those companies which possess one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and financial structures that are more conservative than the relevant industry average. The fund may invest up to 25% of its assets in foreign securities, including emerging market securities. The fund may also invest in exchange traded funds (“ETFs”) that are registered investment companies. Under normal circumstances, the fund will generally hold 60-90 individual securities, however, the fund may hold more or less at any given time as deemed appropriate by the portfolio manager.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Market Risk. The share price of the fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Equity Risk. The fund is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Small Cap Risk—Price Volatility. Due to its focus on small cap companies, the fund may experience significant volatility over time. Small companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. The securities of smaller companies also experience greater price volatility than securities of larger capitalization companies.
Small Cap Risk—Illiquidity. During certain periods, the liquidity of the securities of small cap companies may shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions. This liquidity risk could translate into losses for the fund if it has to sell illiquid securities at a disadvantageous time. The costs of purchasing or selling securities of small capitalization companies are often greater than those of more widely traded securities. Securities of smaller capitalization companies can also be difficult to value.
Value Investing Risk. The fund primarily invests in “value” oriented stocks which may help limit the risk of negative portfolio returns. However, these “value” stocks are subject to the risk that their perceived intrinsic values may never be realized by the market, and to the risk that, although the stock is believed to be undervalued, it is actually appropriately priced or overpriced due to unanticipated problems associated with the issuer or industry.
ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Capital Gain Realization Risks to Taxpaying Shareholders. Because of the focused nature of the fund’s portfolio, the fund is susceptible to capital gain realization. In other words, when the fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The fund’s sale of just a few positions will represent a larger percentage of the fund’s assets compared with, say, a fund that has hundreds of securities positions.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to different broad measures of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class A Shares
(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	3Q 2009	21.60%
Lowest:	4Q 2008	-23.99%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	Since Inception 12/27/2006	Since Inception 1/9/2007
Class A Shares – Return Before Taxes	-0.01%	13.80%	7.10%	N/A
Return After Taxes on Distributions	-1.25%	13.00%	6.52%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	1.03%	11.13%	5.65%	N/A
Class B Shares – Return Before Taxes	0.71%	14.01%	7.15%	N/A
Class Y Shares – Return before Taxes	6.32%	15.41%	N/A	8.45%
Russell 2000® Index (reflects no deduction for sales charges, account fees, expenses or taxes)	4.89%	15.55%	6.73%	7.09%
Russell 2000® Value Index (reflects no deduction for sales charges, account fees, expenses or taxes)	4.22%	14.26%	5.07%	5.44%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Y shares will vary.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC (“Madison”). Madison has delegated the day-to-day responsibility of managing the fund to Wellington Management Company LLP (“Wellington Management”). Timothy J. McCormack, CFA (Senior Managing Director and Equity Portfolio Manager of Wellington Management) is the fund’s portfolio manager, and Shaun F. Pedersen (Senior Managing Director and Equity Portfolio Manager of Wellington Management) is involved in portfolio management and securities analysis for the fund. Mr. McCormack has served in this capacity since July 2008, and Mr. Pedersen has served in this capacity since 2006.

Purchase and Sale of Fund Shares
Class A and B Shares. The minimum investment amounts are as follows for Class A and B shares:

Type of Account	To Open an Account[1]	To Add to an Account[1]
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150
1    The fund reserves the right to accept purchase amounts below the minimum for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like “managed account” programs.
2    Regardless of frequency, the minimum investment allowed is $50 per fund per month.
3    Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.
Class Y Shares. The minimum initial investment for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $50; provided that these minimums may be waived in certain situations.
The minimum initial investment for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family members, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor, including their immediate family members, who owned Advisor class shares of the Hansberger International Growth Fund as of July 31, 2014.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON NORTHROAD INTERNATIONAL FUND Fund Summary

Share Class/Ticker:	Class Y - NRIEX	Class R6 - NRRIX
Investment Objective
The Madison NorthRoad International Fund seeks long-term capital appreciation by investing in non-U.S. companies.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees: (fees paid directly from your investment)	Class Y	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y	Class R6
Management Fees	0.80%	0.80%
Distribution and/or Service (Rule 12b-1) Fees	None	None
Other Expenses	0.35%	0.02%
Total Annual Fund Operating Expenses	1.15%	0.82%[1]
1Total annual fund operating expenses for the period ended October 31, 2014 do not match the financial statements due to rounding.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Redemption		No Redemption
	Y	R6	Y	R6
1 Year	$ 117	$ 84	$ 117	$ 84
3 Years	365	262	365	262
5 Years	633	455	633	455
10 Years	1,398	1,014	1,398	1,014
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 30% of the average value of its portfolio.
Principal Investment Strategies
The fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in the stock of foreign companies. For this purpose, a foreign company is one whose principal operations are located outside the U.S., or that is organized outside the U.S., whose securities are principally traded outside of the U.S., and/or whose securities are quoted or denominated in a foreign currency.  The fund may invest in these securities directly, or may invest through American Depository Receipts (“ADRs”) (which represent an interest in the shares of a non-U.S. company that have been deposited with a U.S. bank, trade in U.S. dollars and clear through U.S. settlement systems, thus allowing the holder of an ADR to avoid having to transact in a foreign currency). In addition to investing at least 80% of its net assets in the stock of foreign companies, the fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities.

The fund expects to have a relatively focused portfolio of between 25-50 holdings. This reflects the belief of NorthRoad Capital Management LLC, the fund’s subadviser (“NorthRoad”), that your money should be invested in NorthRoad’s top investment ideas, and that focusing on NorthRoad’s best investment ideas is the best way to achieve the fund’s investment objectives. The fund’s portfolio will typically have the following additional characteristics: (i) portfolio turnover that averages less than 30% per year, reflecting a general five-year time horizon, (ii) high tracking error (or low benchmark sensitivity), meaning that the fund will not normally change its portfolio composition to react to short-term changes in benchmark and similar indices (for this purpose, the benchmark used is the MSCI EAFE Index (net)), and (iii) a defensive pattern of returns, meaning that the fund will focus on securities that NorthRoad believes will participate in the growth of rising markets and protect shareholders during falling markets.

The investment criteria used by NorthRoad is driven by an approach to owning individual businesses that offer the best absolute trade-off between financial productivity and valuation. NorthRoad employs a value-oriented, bottom-up, fundamental approach to the international markets. This investment philosophy is rooted in the belief and observation that over the long term, equity prices reflect a company’s ability to generate returns on its invested capital. High quality companies which can sustain superior rates of return on equity will offer the best returns. This can be further enhanced by paying an attractive price to own those businesses. In selecting equity securities for the fund’s portfolio, NorthRoad looks for companies with the following characteristics: (i) attractive valuations, particularly relative to the profitability and financial productivity of the company, (ii) above-average, sustainable rates of return on equity, and (iii) solid fundamentals (e.g., a strong balance sheet, the ability to generate free cash flow and transparent financial disclosure).
NorthRoad will sell a stock held by the fund if the managers believe its valuation relative to its sustainable return on equity becomes unfavorable, there is a deterioration of its long-term financial productivity, its balance sheet risk significantly increases or if a better investment opportunity exists.
The fund’s investment strategy reflects the “Participate and Protect®” investment philosophy embraced by NorthRoad as well as Madison Asset Management, LLC (“Madison”), the fund’s adviser.  The expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that the expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Market Risk. The share price of the fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Equity Risk. The fund is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Mid Cap Risk. The fund’s investments in midsize companies may entail greater risks than investments in larger, more established companies. Midsize companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Some midsize companies may not have established financial histories; may have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.
Capital Gain Realization Risks to Taxpaying Shareholders. Because of the focused nature of the fund’s portfolio, the fund is susceptible to capital gain realization. In other words, when the fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The fund’s sale of just a few positions will represent a larger percentage of the fund’s assets compared with, say, a fund that has hundreds of securities positions.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class Y Shares

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2009	20.17%
Lowest:	3Q 2011	-17.36%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	Since Inception 12/31/2008	Since Inception 2/29/2012
Class Y Shares – Return Before Taxes	-7.14%	7.11%	10.57%	N/A
Return After Taxes on Distributions	-8.24%	5.90%	9.10%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	-2.74%	6.29%	8.95%	N/A
Class R6 Shares – Return Before Taxes	-6.86%	N/A	N/A	6.66%
MSCI EAFE Index (net) (reflects no deduction for sales charges, account fees, expenses or taxes)	-4.90%	N/A	N/A	7.58%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class Y shares. After-tax returns for Class R6 shares will vary.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. Madison has delegated the day-to-day responsibility of managing the fund to a subadviser – NorthRoad Capital Management LLC – an affiliate of Madison. Chuck Saunders, CFA (Principal of NorthRoad), Jim Shore, CFA (Principal of NorthRoad), and Ray Vars, CFA (Principal of NorthRoad), co-manage the fund. Each of Messrs. Saunders, Shore and Vars has served in this capacity since June 2011.
Purchase and Sale of Fund Shares
Class Y Shares. The minimum initial investment for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $50; provided that these minimums may be waived in certain situations.
The minimum initial investment for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family members, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor, including their immediate family members, who owned Advisor class shares of the Hansberger International Growth Fund as of July 31, 2014.

The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.
Class R6 Shares. Class R6 shares may be purchased through participating retirement plans, and the purchase minimums are set by the plan’s administrator or record keeper.  In addition, corporations and other institutions, such as trusts, endowments and foundations, may purchase Class R6 shares with a minimum investment of $500,000.  The minimum to add to an account is $50,000. The fund reserves the right to lower the minimum initial investment amount on a case-by-case basis if deemed to be in the interest of the fund. Class R6 shares are not available to retail non-retirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPS, SARSEPs, SIMPLE IRAs or individual 403(b) plans. Class R6 shares are also not available for purchase under circumstances where the fund’s investment adviser (and/or an affiliate thereof) is contractually required to pay, directly or indirectly, a portion of the revenues it receives from the fund to a third party pursuant to a joint venture, revenue sharing or similar agreement.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON INTERNATIONAL STOCK FUND Fund Summary

Share Class/Ticker:	Class A - MINAX	Class B - MINBX	Class Y - MINYX
Investment Objective
The Madison International Stock Fund seeks long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds. More information about these and other discounts is available from your financial professional, in the “Your Account - Sales Charges and Fees” section on page 107 of the prospectus and in the “More About Purchasing and Selling Shares” section on page 61 of the statement of additional information.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	4.50%[1]	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class Y
Management Fees	1.05%	1.05%	1.05%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.60%	2.35%	1.35%
1 The CDSC is reduced after 12 months and eliminated after six years following purchase.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Redemption			No Redemption
	A	B	Y	A	B	Y
1 Year	$ 728	$ 688	$ 137	$ 728	$ 238	$ 137
3 Years	1,051	1,083	428	1,051	733	428
5 Years	1,396	1,455	739	1,396	1,255	739
10 Years	2,366	2,499	1,624	2,366	2,499	1,624
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 44% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the fund invests at least 80% of its net assets (including borrowings for investment purposes) in the stock of foreign companies. For this purpose, a foreign company is one whose principal operations are located outside the U.S., or that is organized outside the U.S., whose securities are principally traded outside of the U.S., and/or whose securities are quoted or denominated in a foreign currency. The types of stocks that the fund may invest in include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American Depository Receipts (“ADRs”) (which represent an interest in the shares of a non-U.S. company that have been deposited with a U.S. bank, trade in U.S. dollars and clear through U.S. settlement systems, thus allowing the holder of an ADR to avoid having to transact in a foreign currency), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund usually holds securities of issuers located in at least three countries other than the U.S. and generally holds 60-80 individual securities in its portfolio at any given time.

Typically, a majority of the fund’s assets are invested in relatively large capitalization stocks of issuers located or operating in developed countries. Such securities are those issued by companies located in countries included in the Morgan Stanley Capital International, Europe, Australasia, and Far East (“MSCI EAFE”) Index. The fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The subadviser typically maintains this segment of the fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a “value” approach. It may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Market Risk. The share price of the fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Equity Risk. The fund is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Value Investing Risk. A portion of the fund is invested in “value” oriented stocks which may help limit the risk of negative portfolio returns. However, these “value” stocks are subject to the risk that their perceived intrinsic values may never be realized by the market, and to the risk that, although the stock is believed to be undervalued, it is actually appropriately priced or overpriced due to unanticipated problems associated with the issuer or industry.
Capital Gain Realization Risks to Taxpaying Shareholders. Because of the focused nature of the fund’s portfolio, the fund is susceptible to capital gain realization. In other words, when the fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The fund’s sale of just a few positions will represent a larger percentage of the fund’s assets compared with, say, a fund that has hundreds of securities positions.
Foreign Security and Emerging Market Risk. Investing in foreign securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the fund more volatile than a comparable domestic stock fund. For example, foreign securities are typically subject to:

•	Fluctuations in currency exchange rates.

•	Higher trading and custody charges compared to securities of U.S. companies.

•
Different accounting and reporting practices than U.S. companies. As a result, it is often more difficult to evaluate financial information from foreign issuers. Also, the laws of some foreign countries limit the information that is made available to investors.

•	Less stringent securities regulations than those of the U.S.

•	Potential political instability.

•
Potential economic instability. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to economic fluctuations.

The risks of international investing are higher in emerging markets such as those of Latin America, Africa, Asia and Eastern Europe.

Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.

Calendar Year Total Returns for Class A Shares
(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2009	21.44%
Lowest:	3Q 2011	-18.28%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	10 Years	Since Inception 6/30/2006
Class A Shares – Return Before Taxes	-10.28%	4.81%	4.71%	N/A
Return After Taxes on Distributions	-10.23%	4.80%	4.02%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	-4.82%	4.09%	4.01%	N/A
Class B Shares – Return Before Taxes	-9.75%	4.92%	4.70%	N/A
Class Y Shares – Return before Taxes	-4.67%	6.31%	N/A	3.68%
MSCI EAFE Index (net) (reflects no deduction for sales charges, account fees, expenses or taxes)	-4.90%	5.33%	4.43%	2.50%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Y shares will vary.

Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC (“Madison”). Madison has delegated the day-to-day responsibility of managing the fund to Lazard Asset Management LLC (“Lazard”). Michael Fry (Managing Director and Portfolio Manager of Lazard), Michael Bennett, CPA (Managing Director and Portfolio Manager of Lazard), Kevin Matthews (Director and Portfolio Manager of Lazard), Michael Powers (Managing Director and Portfolio Manager of Lazard), and John Reinsberg (Deputy Chairman of Lazard) co-manage the fund. Messrs. Reinsberg and Bennett have co-managed the fund since its inception; Mr. Fry joined the team in 2002; Mr. Powers joined the team in 2005; and Mr. Matthews joined the team in 2014.

Purchase and Sale of Fund Shares
Class A and B Shares. The minimum investment amounts are as follows for Class A and B shares:

Type of Account	To Open an Account[1]	To Add to an Account[1]
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150
1    The fund reserves the right to accept purchase amounts below the minimum for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like “managed account” programs.
2    Regardless of frequency, the minimum investment allowed is $50 per fund per month.
3    Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.
Class Y Shares. The minimum initial investment for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $50; provided that these minimums may be waived in certain situations.
The minimum initial investment for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family members, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor, including their immediate family members, who owned Advisor class shares of the Hansberger International Growth Fund as of July 31, 2014.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON HANSBERGER INTERNATIONAL GROWTH FUND Fund Summary

Share Class/Ticker:	Class Y – HIGGX	Class I – HITGX
Investment Objective
The Madison Hansberger International Growth Fund seeks to provide high long-term total return.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees: (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y	Class I
Management Fees	0.75%	0.75%
Distribution and/or Service (Rule 12b-1) Fees	None	None
Other Expenses	0.40%	0.25%
Total Annual Fund Operating Expenses[1,2]	1.15%	1.00%
1 The investment adviser to the fund, Madison Asset Management, LLC (“Madison”), has contractually agreed to cap total fund operating expenses on an annual basis for Class Y shares at 1.15% and for Class I shares at 1.00% until at least July 31, 2016. The agreement described above may be terminated by the Board of Trustees of the fund at any time and for any reason; however, the Board has no intention of terminating this agreement prior to the end of its term. Not included in the fee cap are any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit or other leverage facility the fund maintains with its custodian or another entity for investment purposes); or acquired fund fees and expenses.
2 Total annual fund operating expenses for the period ended October 31, 2014 do not match the financial statements because they have been restated to reflect current fees.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$117	$365	$633	$1,398
Class I	102	318	552	1,225
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. For the fiscal year ended December 31, 2013, the fund’s portfolio turnover rate was 48% of the average value of its portfolio which reflects the historical operating results of the predecessor to the fund. Effective as of the close of business on July 31, 2014, the predecessor to the fund was reorganized into the fund and the fiscal year end of the fund changed to October 31.  The portfolio turnover rate for the fund for the 10-month period ended October 31 was 34% of the average value of its portfolio.
Principal Investment Strategies
The fund seeks to achieve its investment objective by investing at least 80% of total assets in the equity securities (including common stock, preferred stock and convertible securities) of companies organized or located outside of the U.S. Even though these companies are based outside of the U.S., their securities may be traded on U.S. securities markets. The fund will invest in at least three different countries and generally expects to be invested in more than three countries, including countries considered to be emerging market countries. The fund anticipates that it will invest primarily in common stock, though the balance of its equity holdings may vary. The fund may also invest in warrants or rights to subscribe to or purchase equity securities, and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and other depositary receipts. The fund may also invest in securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended. The fund expects to hold 50-75 individual securities in its portfolio at any given time.
The portfolio managers anticipate following a flexible investment policy that will allow them to select those investments believed to be best suited to achieve the fund’s investment objective over the long term. The portfolio managers use a disciplined, long-term approach to international investing, focusing primarily on identifying successful companies that have favorable anticipated long-term growth prospects. Securities are selected for the fund’s portfolio on the basis of fundamental company-by-company analysis. The buy and sell decisions are based on a decision framework which has a common set of investment decision criteria. These criteria encompass, among other factors: positive relative fundamentals, attractive valuation, relative performance and expected return. Portfolio holdings are monitored for possible sale on an ongoing basis. Although the fund invests primarily in mid-to-large cap companies, there are no limitations on the size of the companies in which the fund may invest.
The portfolio managers will also consider other factors in making portfolio investment decisions, including country and political risks, and economic and market conditions. The portfolio managers seek to broaden the scope and increase the effectiveness of this fundamental analysis by searching for successful companies in many countries around the world. This global search provides the fund with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of companies with favorable long-term prospects.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Market Risk. The share price of the fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Equity Risk. The fund is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Growth Investment Risk. Growth investing attempts to identify companies that the portfolio managers believe will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.
Mid Cap Risk. The fund’s investments in midsize companies may entail greater risks than investments in larger, more established companies. Midsize companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Some midsize companies may not have established financial histories; may have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.
Capital Gain Realization Risks to Taxpaying Shareholders. Because of the focused nature of the fund’s portfolio, the fund is susceptible to capital gain realization. In other words, when the fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The fund’s sale of just a few positions will represent a larger percentage of the fund’s assets compared with, say, a fund that has hundreds of securities positions.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the fund from selling these illiquid securities at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Illiquid investments also may be difficult to value.
Currency Risk. Fluctuations in the exchange rates between different currencies may negatively affect an investment. The fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the fund to incur losses that would not have been incurred had the risk been hedged. The portfolio managers generally do not intend to hedge against the fund’s currency exposure.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
The performance data presented below for all periods prior July 31, 2014 represents the performance of the Predecessor Fund. Class I share performance data represents Institutional Class performance data for the Predecessor Fund, and Class Y share performance data represents Advisor Class performance data for the Predecessor Fund.
Calendar Year Total Returns for Class I Shares

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2009	31.66%
Lowest:	4Q 2008	-27.14%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	10 Years
Class I Shares – Return Before Taxes	-9.57%	2.56%	4.01%
Return After Taxes on Distributions	-9.85%	2.44%	3.64%
Return After Taxes on Distributions & Sale of Fund Shares	-3.79%	2.34%	3.48%
Class Y Shares – Return Before Taxes	-9.74%	2.34%	3.48%[1]
MSCI ACWI ex USA Index (net) (reflects no deduction for sales charges, account fees, expenses or taxes)	-3.87%	4.43%	5.13%
1 Prior to the inception of Class Y shares on September 13, 2005, performance is that of Class I shares of the Predecessor Fund, restated to reflect the higher net expenses of Class Y shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class Y shares. After-tax returns for Class Y shares will vary.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC (“Madison”). Madison has delegated the day-to-day responsibility of managing the fund to Hansberger Growth Investors, L.P. (“Hansberger”). Hansberger manages the fund using an investment team structure. The members of the investment team are Thomas R.H. Tibbles, CFA (Chief Executive Officer & Chief Investment Officer), Barry A Lockhart, CFA (Deputy Managing Director, Senior VP - Research), and Patrick Tan (Senior VP - Research). Messrs. Tibbles, Lockhart and Tan have co-managed the fund since inception of the fund in June 2003.

Purchase and Sale of Fund Shares
Class Y Shares. The minimum initial investment for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $1,000; provided that these minimums may be waived in certain situations.
The minimum initial investment for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family members, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor, including their immediate family members, who owned Advisor class shares of the Hansberger International Growth Fund as of July 31, 2014.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.
Class I Shares. The minimum initial investment for Class I shares is $1,000,000, with a subsequent minimum investment of $100,000; provided that these minimums may be waived in certain situations.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON TARGET RETIREMENT 2020 FUND Fund Summary

Share Class/Ticker:	Class R6 – MTWRX
Investment Objective
The Madison Target 2020 Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees: (fees paid directly from your investment)	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class R6
Management Fees	0.25%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.05%
Acquired Fund Fees and Expenses	0.25%
Total Annual Fund Operating Expenses	0.55%
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R6	$56	$198	$352	$801

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. The fund commenced investment operations on August 29, 2014. During the period August 29 to October 31, 2014, the fund's portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategies
The fund invests primarily in shares of other registered investment companies (the “underlying funds”) according to an asset allocation strategy developed by Madison for investors planning to retire in or within a few years of 2020. Over time, the fund’s asset allocation will become more conservative until it reaches approximately 15-30% in stock funds and 70-85% in bond funds as illustrated in the cart below.

The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period. Although the actual allocations may vary, as of October 31, 2014, the fund’s asset allocation was as follows:

•	Bond Funds:	57.2%
•	Stock Funds	36.2%
•	Foreign Stock Funds:	4.5%
•	Money Market Funds:	2.1%
On a periodic basis, Madison will evaluate and sometimes revise the fund's asset allocation, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund's investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process. With regard to investments in debt securities, Madison’s bias is toward securities with intermediate and short-term maturities.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including exchange traded funds (“ETFs”). Thus, the fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Market and Financial Risk. The fund is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements. The equity investments of underlying funds also subject the fund to financial risk, which is the risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value.
Equity Risk. The fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Income Volatility, Interest Rate Risk and Credit Risk. The fund, through the underlying funds, is subject to income volatility, interest rate risk and credit risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. Interest rate risk is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk. Credit risk is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due.
Non-Investment Grade Security Risk. To the extent that the fund invests in underlying funds that invest in non-investment grade securities, the fund is subject to above-average credit, market and other risks. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.
ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security and Emerging Market Risk. Investments of underlying funds that invest in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. Performance results for the fund for all periods prior to August 29, 2014 represents the performance of the Ultra Series Fund Madison Target Retirement 2020 Fund Class I shares (the "Predecessor Fund"), which is managed by the same investment adviser and portfolio managers. As of the inception date of the Madison Target Retirement 2020 Fund, the Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Madison Target Retirement 2020 Fund, therefore, the historical returns prior to August 29, 2014 are those of the Predecessor Fund. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class R6 Shares

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2009	15.29%
Lowest	4Q 2008	-19.67%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years
Class R6 Shares – Return Before Taxes	7.09%	7.78%
Return After Taxes on Distributions	6.43%	7.65%
Return After Taxes on Distributions and Sale of Fund Shares	4.22%	6.09%
S&P Target Date To 2020 Index (TR) (reflects no deduction for sales charges, account fees, expenses or taxes)	4.90%	7.82%
Dow Jones Global Target 2020 Index (reflects no deduction for sales charges, account fees, expenses or taxes)	4.81%	7.44%
Effective February 28, 2015 the primary benchmark was changed to the S&P Target Date To 2020 Index (TR) to better reflect the manner in which the fund is being managed.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. David Hottmann, CPA and CFA (Vice President, Portfolio Manager) and Patrick Ryan, CFA (Vice President, Portfolio Manager) co-manage the fund. Messrs. Hottmann and Ryan have served in this capacity since inception of the fund.

Purchase and Sale of Fund Shares
Class R6 Shares. Class R6 shares may be purchased through participating retirement plans, and the purchase minimums are set by the plan’s administrator or record keeper.  In addition, corporations and other institutions, such as trusts, endowments and foundations, can purchase Class R6 shares with a minimum investment of $500,000.  The minimum to add to an account is $50,000. The fund reserves the right to lower the minimum initial investment amount on a case-by-case basis if deemed to be in the interest of the fund. Class R6 shares are not available to retail non-retirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPS, SARSEPs, SIMPLE IRAs or individual 403(b) plans. Class R6 shares are also not available for purchase under circumstances where the fund’s investment adviser (and/or an affiliate thereof) is contractually required to pay, directly or indirectly, a portion of the revenues it receives from the fund to a third party pursuant to a joint venture, revenue sharing or similar agreement.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payment to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON TARGET RETIREMENT 2030 FUND Fund Summary

Share Class/Ticker:	Class R6 – MTIRX
Investment Objective
The Madison Target 2030 Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees: (fees paid directly from your investment)	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class R6
Management Fees	0.25%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.05%
Acquired Fund Fees and Expenses	0.25%
Total Annual Fund Operating Expenses	0.55%
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R6	$56	$198	$352	$801

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. The fund commenced investment operations on August 29, 2014. During the period August 29 to October 31, 2014, the fund's portfolio turnover rate was 44% of the average value of its portfolio.
Principal Investment Strategies
The fund invests primarily in shares of other registered investment companies (the “underlying funds”) according to an asset allocation strategy developed by Madison for investors planning to retire in or within a few years of 2030. Over time, the fund’s asset allocation will become more conservative until it reaches approximately 15-30% in stock funds and 70-85% in bond funds as illustrated in the chart below.

The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period. Although the actual allocations may vary, as of October 31, 2014, the fund’s asset allocation was as follows:

•	Stock Funds:	53.4%
•	Bond Funds:	37.2%
•	Foreign Stock Funds:	4.5%
•	Money Market Funds:	2.1%
On a periodic basis, Madison will evaluate and sometimes revise the fund's asset allocation, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund's investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process. With regard to investments in debt securities, Madison’s bias is toward securities with intermediate and short-term maturities.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including exchange traded funds (“ETFs”). Thus, the fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Market and Financial Risk. The fund is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements. The equity investments of underlying funds also subject the fund to financial risk, which is the risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value.
Equity Risk. The fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Income Volatility, Interest Rate Risk and Credit Risk. The fund, through the underlying funds, is subject to income volatility, interest rate risk and credit risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. Interest rate risk is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk. Credit risk is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due.
Non-Investment Grade Security Risk. To the extent that the fund invests in underlying funds that invest in non-investment grade securities, the fund is subject to above-average credit, market and other risks. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.
ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security and Emerging Market Risk. Investments of underlying funds that invest in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. Performance results for the fund for all periods prior to August 29, 2014 represents the performance of the Ultra Series Fund Madison Target Retirement 2030 Fund Class I shares (the "Predecessor Fund"), which is managed by the same investment adviser and portfolio managers. As of the inception date of the Madison Target Retirement 2030 Fund, the Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Madison Target Retirement 2030 Fund, therefore, the historical returns prior to August 29, 2014 are those of the Predecessor Fund. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class R6 Shares

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2009	16.77%
Lowest	4Q 2008	-21.65%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years
Class R6 Shares – Return Before Taxes	8.03%	9.16%
Return After Taxes on Distributions	7.16%	8.98%
Return After Taxes on Distributions and Sale of Fund Shares	5.03%	7.22%
S&P Target Date To 2030 Index (TR) (reflects no deduction for sales charges, account fees, expenses or taxes)	4.95%	9.11%
Dow Jones Global Target 2030 Index (reflects no deduction for sales charges, account fees, expenses or taxes)	5.50%	9.61%
Effective February 28, 2015 the primary benchmark was changed to the S&P Target Date To 2030 Index (TR) to better reflect the manner in which the fund is being managed.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. David Hottmann, CPA and CFA (Vice President, Portfolio Manager) and Patrick Ryan, CFA (Vice President, Portfolio Manager) co-manage the fund. Messrs. Hottmann and Ryan have served in this capacity since inception of the fund.

Purchase and Sale of Fund Shares
Class R6 Shares. Class R6 shares may be purchased through participating retirement plans, and the purchase minimums are set by the plan’s administrator or record keeper.  In addition, corporations and other institutions, such as trusts, endowments and foundations, can purchase Class R6 shares with a minimum investment of $500,000.  The minimum to add to an account is $50,000. The fund reserves the right to lower the minimum initial investment amount on a case-by-case basis if deemed to be in the interest of the fund. Class R6 shares are not available to retail non-retirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPS, SARSEPs, SIMPLE IRAs or individual 403(b) plans. Class R6 shares are also not available for purchase under circumstances where the fund’s investment adviser (and/or an affiliate thereof) is contractually required to pay, directly or indirectly, a portion of the revenues it receives from the fund to a third party pursuant to a joint venture, revenue sharing or similar agreement.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON TARGET RETIREMENT 2040 FUND Fund Summary

Share Class/Ticker:	Class R6 – MFRRX
Investment Objective
The Madison Target 2040 Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees: (fees paid directly from your investment)	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class R6
Management Fees	0.25%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.05%
Acquired Fund Fees and Expenses	0.25%
Total Annual Fund Operating Expenses	0.55%
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R6	$56	$198	$352	$801
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. The fund commenced investment operations on August 29, 2014. During the period August 29 to October 31, 2014, the fund's portfolio turnover rate was 46% of the average value of its portfolio.
Principal Investment Strategies
The fund invests primarily in shares of other registered investment companies (the “underlying funds”) according to an asset allocation strategy developed by Madison for investors planning to retire in or within a few years of 2040. Over time, the fund’s asset allocation will become more conservative until it reaches approximately 15-30% in stock funds and 70-85% in bond funds as illustrated in the chart below.

The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period. Although the actual allocations may vary, as of October 31, 2014, the fund's assets allocation was as follows:

•	Stock Funds:	61.1%
•	Bond Funds:	27.2%
•	Foreign Stock Funds:	9.6%
•	Money Market Funds:	2.1%
On a periodic basis, Madison will evaluate and sometimes revise the fund's asset allocation, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund's investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process. With regard to investments in debt securities, Madison’s bias is toward securities with intermediate and short-term maturities.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including exchange traded funds (“ETFs”). Thus, the fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Market and Financial Risk. The fund is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements. The equity investments of underlying funds also subject the fund to financial risk, which is the risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value.
Equity Risk. The fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Income Volatility, Interest Rate Risk and Credit Risk. The fund, through the underlying funds, is subject to income volatility, interest rate risk and credit risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. Interest rate risk is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk. Credit risk is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due.
Non-Investment Grade Security Risk. To the extent that the fund invests in underlying funds that invest in non-investment grade securities, the fund is subject to above-average credit, market and other risks. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.
ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security and Emerging Market Risk. Investments of underlying funds that invest in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. Performance results for the fund for all periods prior to August 29, 2014 represents the performance of the Ultra Series Fund Madison Target Retirement 2040 Fund Class I shares (the "Predecessor Fund"), which is managed by the same investment adviser and portfolio managers. As of the inception date of the Madison Target Retirement 2040 Fund, the Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Madison Target Retirement 2040 Fund, therefore, the historical returns prior to August 29, 2014 are those of the Predecessor Fund. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class R6 Shares

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2009	18.13%
Lowest	4Q 2008	-23.55%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years
Class R6 Shares – Return Before Taxes	8.25%	9.78%
Return After Taxes on Distributions	7.23%	9.57%
Return After Taxes on Distributions and Sale of Fund Shares	5.32%	7.73%
S&P Target Date To 2040 Index (TR) (reflects no deduction for sales charges, account fees, expenses or taxes)	4.91%	10.14%
Dow Jones Global Target 2040 Index (reflects no deduction for sales charges, account fees, expenses or taxes)	6.03%	11.08%
Effective February 28, 2015 the primary benchmark was changed to the S&P Target Date To 2040 Index (TR) to better reflect the manner in which the fund is being managed.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. David Hottmann, CPA and CFA (Vice President, Portfolio Manager) and Patrick Ryan, CFA (Vice President, Portfolio Manager) co-manage the fund. Messrs. Hottmann and Ryan have served in this capacity since inception of the fund.

Purchase and Sale of Fund Shares
Class R6 Shares. Class R6 shares may be purchased through participating retirement plans, and the purchase minimums are set by the plan’s administrator or record keeper.  In addition, corporations and other institutions, such as trusts, endowments and foundations, can purchase Class R6 shares with a minimum investment of $500,000.  The minimum to add to an account is $50,000. The fund reserves the right to lower the minimum initial investment amount on a case-by-case basis if deemed to be in the interest of the fund. Class R6 shares are not available to retail non-retirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPS, SARSEPs, SIMPLE IRAs or individual 403(b) plans. Class R6 shares are also not available for purchase under circumstances where the fund’s investment adviser (and/or an affiliate thereof) is contractually required to pay, directly or indirectly, a portion of the revenues it receives from the fund to a third party pursuant to a joint venture, revenue sharing or similar agreement.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MADISON TARGET RETIREMENT 2050 FUND Fund Summary

Share Class/Ticker:	Class R6 – MFTRX
Investment Objective
The Madison Target 2050 Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees: (fees paid directly from your investment)	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class R6
Management Fees	0.25%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.05%
Acquired Fund Fees and Expenses	0.25%
Total Annual Fund Operating Expenses	0.55%
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R6	$56	$198	$352	$801
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. The fund commenced investment operations on August 29, 2014. During the period August 29 to October 31, 2014, the fund's portfolio turnover rate was 52% of the average value of its portfolio.
Principal Investment Strategies
The fund invests primarily in shares of other registered investment companies (the “underlying funds”) according to an asset allocation strategy developed by Madison for investors planning to retire in or within a few years of 2050. Over time, the fund’s asset allocation will become more conservative until it reaches approximately 15-30% in stock funds and 70-85% in bond funds as illustrated in the chart below.

The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period. Although the actual allocations may vary, as of October 31, 2014, the fund’s asset allocation was as follows:

•	Stock Funds:	68.7%
•	Bond Funds:	17.3%
•	Foreign Stock Funds:	11.9%
•	Money Market Funds:	2.1%
On a periodic basis, Madison will evaluate and sometimes revise the fund's asset allocation, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund's investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process. With regard to investments in debt securities, Madison’s bias is toward securities with intermediate and short-term maturities.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including exchange traded funds (“ETFs”). Thus, the fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Market and Financial Risk. The fund is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements. The equity investments of underlying funds also subject the fund to financial risk, which is the risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value.
Equity Risk. The fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Income Volatility, Interest Rate Risk and Credit Risk. The fund, through the underlying funds, is subject to income volatility, interest rate risk and credit risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. Interest rate risk is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk. Credit risk is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due.
Non-Investment Grade Security Risk. To the extent that the fund invests in underlying funds that invest in non-investment grade securities, the fund is subject to above-average credit, market and other risks. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.
ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security and Emerging Market Risk. Investments of underlying funds that invest in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. Performance results for the fund for all periods prior to August 29, 2014 represents the performance of the Ultra Series Fund Madison Target Retirement 2050 Fund Class I shares (the "Predecessor Fund"), which is managed by the same investment adviser and portfolio managers. As of the inception date of the Madison Target Retirement 2050 Fund, the Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Madison Target Retirement 2050 Fund, therefore, the historical returns prior to August 29, 2014 are those of the Predecessor Fund. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class R6 Shares

Highest/Lowest quarter end results during this period were:

Highest:	1Q 2012	8.01%
Lowest	2Q 2012	-2.67%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	3 Years
Class R6 Shares – Return Before Taxes	8.47%	14.31%
Return After Taxes on Distributions	7.60%	12.82%
Return After Taxes on Distributions and Sale of Fund Shares	5.38%	10.70%
S&P Target Date To 2050 Index (TR) (reflects no deduction for sales charges, account fees, expenses or taxes)	4.77%	13.96%
Dow Jones Global Target 2050 Index (reflects no deduction for sales charges, account fees, expenses or taxes)	6.19%	14.91%
Effective February 28, 2015 the primary benchmark was changed to the S&P Target Date To 2050 Index (TR) to better reflect the manner in which the fund is being managed.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. David Hottmann, CPA and CFA (Vice President, Portfolio Manager) and Patrick Ryan, CFA (Vice President, Portfolio Manager) co-manage the fund. Messrs. Hottmann and Ryan have served in this capacity since inception of the fund.

Purchase and Sale of Fund Shares
Class R6 Shares. Class R6 shares may be purchased through participating retirement plans, and the purchase minimums are set by the plan’s administrator or record keeper.  In addition, corporations and other institutions, such as trusts, endowments and foundations, can purchase Class R6 shares with a minimum investment of $500,000.  The minimum to add to an account is $50,000. The fund reserves the right to lower the minimum initial investment amount on a case-by-case basis if deemed to be in the interest of the fund. Class R6 shares are not available to retail non-retirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPS, SARSEPs, SIMPLE IRAs or individual 403(b) plans. Class R6 shares are also not available for purchase under circumstances where the fund’s investment adviser (and/or an affiliate thereof) is contractually required to pay, directly or indirectly, a portion of the revenues it receives from the fund to a third party pursuant to a joint venture, revenue sharing or similar agreement.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

ADDITIONAL RISKS

Unknown Market Risks
Investing in the funds involves risk. In addition to the other risks described in this prospectus, you should understand what we refer to as “unknown market risks.” While investments in stocks and bonds have been keystones in wealth building and management for a hundred years, at times these investments have produced surprises for even the savviest investors. Those who enjoyed growth and income of their investments were rewarded for the risks they took by investing in the markets. When the rare calamity strikes, the word “security” itself seems a misnomer. Although we seek to appropriately address and manage the risks we have identified in this prospectus, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware and, therefore, have not identified in this prospectus. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something you must consider in connection with your investment in the funds. Unforeseen events have the potential to upset the best laid plans, and could, under certain circumstances, produce a material loss of the value of some or all of the funds.
Fixed-Income Market Capacity Risk
While assets in bond mutual funds and ETFs have grown rapidly in recent years, dealer capacity in the fixed income markets appears to have undergone fundamental changes.  Recent analyses indicate that primary dealer inventories of corporate bonds appear to be at an all-time low since the financial crisis of 2008. This apparent reduction in market-making capacity may be a persistent change, to the extent it is resulting from broader structural changes such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements at the holding company level.  A significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the fixed income markets. This may be compounded if and when the U.S. Federal Reserve Board eliminates or reverses its fixed-income purchasing activity and interest rates rise as a result.  Therefore, although funds with income distributions objectives seek to invest in liquid securities, you should be aware that fixed-income market structural deficiencies may cause even the most liquid of securities to become illiquid.  This could negatively affect the price of these securities and the value of an investment in the fund.

YOUR ACCOUNT

The following pages describe the differences between the funds’ share classes offered through this prospectus, and explain how you can invest with Madison Funds® (“Madison Funds” or the “Trust”). Note: most of the information on how to open an account and how to purchase, exchange, or sell shares will not be relevant to you if you invest in the funds through a brokerage account or retirement plan recordkeeper. If you have such an account, simply contact your financial advisor and they will be able to assist you with all your transaction needs. Regardless of the type of account, the first step to investing with Madison Funds is to carefully read this entire prospectus. The funds may only be sold in states where they are notice filed or registered. Some funds and share classes appearing in this prospectus may not be available for purchase in all jurisdictions.
Share Classes and Investment Minimums
The Trust offers six classes of shares through this prospectus: Class A, Class B, Class C, Class Y, Class I and Class R6. Not all share classes are offered by all funds. Each share class offered within a fund represents investments in the same portfolio of securities, but each class has its own expense structure, which allows you to choose the one that best meets your needs. For a description of the expenses imposed on each class, please see the “Fund Summaries - Fees and Expenses” section for the fund in which you are interested. The various share classes and investment minimums are described in more detail below.
When deciding which share class is best for you, carefully consider:

•	how long you plan to own the fund shares;

•	how much you intend to invest;

•	the total expenses you’ll pay for each class; and

•	whether you qualify for any reduction or waiver of sales charges.
Class A Shares. Class A shares typically charge a front-end sales charge or “load” that is deducted from your initial investment. Often, Class A shares offer you discounts (the discount increases as the size of your investment increases), called “breakpoints,” on the front-end sales charge if you: make a large purchase, already hold other mutual funds offered by the same fund family, or have family members (or others with whom you may link according to fund rules) who hold funds in the same fund family. Class A shares also charge a 0.25% Rule 12b-1 service fee that, over time, will increase the cost of investing. Class A share minimum investment amounts are noted in chart below.
Class B Shares. Class B shares do not impose a front-end sales charge that is deducted from your initial investment, but they do impose Rule 12b-1 distribution fees of 0.75% and service fees of 0.25% that will result in higher annual operating expenses than you would incur if you purchased Class A shares. Over time, these fees will increase the cost of investing and may make the Class B charges more than the Class A. For this reason and others, Madison Funds does not normally accept purchase orders of more than $100,000 for Class B shares from a single investor.
Class B shares also impose a CDSC, which you pay if you sell your shares within a certain number of years. The CDSC gets smaller each year and eventually is eliminated after several years. Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on your investment, especially when coupled with the higher annual expenses charged when you hold Class B shares. Class B shares “convert” after a certain number of years. When they convert, they will begin to charge the same annual fund operating expenses as Class A shares as described above. Class B share minimum investment amounts are noted in chart below.
Class C Shares. Class C shares do not impose a front-end sales charge that is deducted from your initial investment, but they do impose Rule 12b-1 distribution fees of 0.75% and service fees of 0.25% that will result in higher annual operating expenses than you would incur if you purchased Class A shares. Over time, these fees will increase the cost of investing and may make the Class C charges more than those for Class A shares. For this reason and others, Madison Funds does not normally accept purchase orders of more than $999,999 for Class C shares from a single investor.
Class C shares also impose a CDSC, which you pay if you sell your shares within one year of purchase. Class C shares do not convert to any other share class. Class C share minimum investment amounts are noted in chart below.
Class A, B and C Shares minimum investment amounts are as follows:

Type of Account	To Open an Account[1,4]	To Add to an Account[1,4]
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150

[1]	The fund reserves the right to accept purchase amounts below the minimum for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like “managed account” programs.

[2]	Regardless of frequency, the minimum investment allowed is $50 per fund per month.

[3]	Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.
4 Class B shares of the Cash Reserves Fund may only be purchased by exchange from Class B and Class C shares of other Madison Funds.

Class Y Shares. Class Y shares do not impose a front-end sales charge, any Rule 12b-1 distribution or service fees, or a contingent deferred sales charge. Class Y shares are generally purchased through fee-based programs or investment dealers that have special arrangements with the fund’s distributor, through certain registered investment advisors and through other intermediaries approved by the fund.
Class Y shares are available for purchase directly from the funds with a minimum initial investment of $25,000 for all account types, and a minimum subsequent investment of $1,000, provided that these minimums may be waived in certain situations. Class Y shares are also available for purchase by the following investors at a reduced minimum initial investment of $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50:

•	Dealers and financial intermediates that have entered into arrangements with the funds’ distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family members, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor, including their immediate family members, who owned Advisor class shares of the Hansberger International Growth Fund as of July 31, 2014.
For the Class Y share reduced investment minimums, the term “immediate family” is defined as you, your spouse or domestic partner as recognized by applicable state law and your children under the age of 21.
The funds reserve the right to accept purchase amounts for Class Y shares below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.
Class I Shares. Class I shares do not impose a front-end sales charge, any Rule 12b-1 distribution or service fees, or a contingent deferred sales charge. Class I shares, which incur lower total annual fund operating expenses than other share classes offered by the funds in this prospectus, may be purchased by institutions and individual investors with a minimum initial investment of $1,000,000 and a minimum subsequent investment of $100,000. The funds reserve the right to lower these minimums on a case-by-case basis if deemed to be in the interest of the funds.
Class R6 Shares. Class R6 shares do not impose a front-end sales charge, any Rule 12b-1 distribution or service fees, or a contingent deferred sales charge. Class R6 shares may be purchased through participating retirement plans, such as 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and other qualified retirement plans, and nonqualified deferred compensation plans. Purchase minimums for any such retirement plan investors are set by the plan’s administrator or record keeper. Class R6 shares are also available for purchase by corporations and other institutions, such as trusts, endowments and foundations, with a minimum initial investment of $500,000 and a minimum subsequent investment of $50,000. The funds reserve the right to lower the minimum initial investment amount on a case-by-case basis if deemed to be in the interest of the funds.
Class R6 shares are not available to retail non-retirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPS, SARSEPs, SIMPLE IRAs or individual 403(b) plans. Class R6 shares are also not available for purchase under circumstances where the funds’ investment adviser (and/or an affiliate thereof) is contractually required to pay, directly or indirectly, a portion of the revenues it receives from the fund(s) to a third party pursuant to a joint venture, revenue sharing or similar agreement.
Each individual’s investment needs are different. You should speak with your financial advisor to review your investment objectives, which will help you decide which share class is right for you.
How to Contact Us
You can reach a Madison Funds shareholder services representative by calling 1-800-877-6089 weekdays, 8:00 a.m. to 7:00 p.m., Central Time. Mail all general inquiries, new account applications and transaction requests as follows:

Regular Mail:	Express, Certified or Registered Mail:
Madison Funds P. O. Box 8390 Boston, MA 02266-8390	Madison Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809
Opening an Account

1.	Carefully read this prospectus.

2.	Determine how much you want to invest.

3.
Carefully complete the appropriate parts of the account application, including the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional form if you want to add privileges later. If you have questions, please contact your financial advisor or the Trust.

When opening a new account, the funds are required by law to obtain certain personal information from you to verify your identity, including name, address, date of birth, and other information that will allow us to identify you. If you do not provide the information, the funds’ transfer agent, on behalf of the funds, may not be able to open your account. If the transfer agent is unable to verify your identity, the funds reserve the right to close your account or take such other action deemed reasonable or required by law.

Purchasing Shares
The following explains how to purchase shares by check, wire, phone, exchange or Internet. You may purchase shares at any time by complying with the minimum investment requirements described in “FUND SUMMARIES—Purchase and Sale of Fund Shares.” Upon request, your shares will be purchased at the next net asset value (“NAV”) calculated after your order is accepted in good order by the fund. “Good order” means that the request includes the information described in the table below.

OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
BY CHECK
Make out a check for the investment, payable to Madison Funds.	Make out a check for the investment amount, payable to Madison Funds.
Deliver the check and your completed application to your financial advisor or mail to Madison Funds.
Complete the detachable investment slip from your account statement. If no slip is available, send a letter specifying the fund name, share class, your account number, the name in which the account is registered, and the amount of your investment to be sent by check. Mail to Madison Funds.

A charge of $30 will be assessed for each returned check occurrence.
BY WIRE
Deliver your completed application to your financial advisor or mail to Madison Funds.	Call Madison Funds at 1-800-877-6089. Provide the fund name, share class, your account number, the name in which the account is registered, and the amount of your investment to be sent by wire.
Obtain your account number by calling your financial advisor or Madison Funds at 1-800-877-6089.

Instruct your financial institution to wire the amount of your investment to State Street Bank & Trust Company, as indicated.

Instruct your financial institution to wire the amount of your investment to State Street Bank & Trust Company:
ABA#: 0110-0002-8
FBO: Madison Funds
DDA#: 9905-510-5 FBO: (Shareholder name/account number)

BY PHONE
Not currently available.
Call Madison Funds at 1-800-877-6089 to verify that these features are in place on your account. You are automatically eligible to purchase shares by phone, upon set-up of ACH electronic funds transfer, unless you indicate otherwise in the account options section of your application.

To place your purchase order, call Madison Funds between 8:00 a.m. and 7:00 p.m., Central Time, or use our automated touchtone services 24-hours a day.
BY EXCHANGE (Available for most accounts and amounts that meet fund minimums.)
Make sure that you have a current prospectus for the Madison Funds, which can be obtained by calling your financial advisor or Madison Funds at 1-800-877-6089.	Make sure that you have a current prospectus for the Madison Funds, which can be obtained by calling your financial advisor or Madison Funds at 1-800-877-6089.
Call your financial advisor, Madison Funds at 1-800-877-6089, or use the Internet at www.madisonfunds.com to request an exchange. You can only open up a new fund position in an existing account by exchange.
Call your financial advisor, Madison Funds at 1-800-877-6089, or use the Internet at www.madisonfunds.com to request an exchange.
BY INTERNET (Access 24 hours a day at www.madisonfunds.com.)
You cannot open a new account on the Internet.
Call Madison Funds at 1-800-877-6089 to verify that these features are in place on your account. You are automatically eligible to purchase shares by Internet, upon set-up of ACH electronic funds transfer, unless you indicate otherwise in the account options section of your application. Alternatively, you may check your profile on the Internet. The feature button will be activated if you are eligible to purchase shares.

Purchase orders received in good order by the fund after the close of regular trading on the New York Stock Exchange
(usually 3:00 p.m., Central Time; 4:00 p.m., Eastern Time), will be processed using the next day’s NAV.
Purchasing by Exchange
Within an account, you may exchange shares of one fund for shares of the same class of another fund subject to the minimum investment requirements of the fund purchased, without paying any additional sales charge, except that exchanges of Class A shares of the Cash Reserves Fund initially purchased without a sales charge will be subject to the appropriate sales charge upon exchange into Class A shares of another Madison Fund. In addition, Class A shares of the Cash Reserves Fund may be exchanged for Class B, C, Y, I or R6 shares of other Madison Funds for dollar cost averaging purposes.

Exchanges of Class B and Class C shares will continue to “age” from the date of original purchase of the Class B shares or Class C shares, respectively, and will retain the same CDSC rate as they had before the exchange. In addition, Class B shares of the Cash Reserves Fund may only be acquired by exchange from Class B and Class C shares of other Madison Funds and will continue to “age” from the date of original purchase.
With the exception of the Cash Reserves Fund, and except as may be approved by the Chief Compliance Officer of the funds, only five (5) exchanges are allowed per fund in a calendar year. If you establish a systematic exchange or automatic account rebalancing program (see the “Your Account -Additional Investor Services” section), those exchanges are not included in the exchange limit or redemption fee policies. The funds reserve the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before an investor is permitted a new exchange. A fund may change its exchange policy at any time upon 60 days’ notice to its shareholders.
It is important to note that additional restrictions may apply if you invest through a financial intermediary. The Trust will work with financial intermediaries, such as broker/dealers, investment advisers and record keepers, to apply the funds’ exchange limit guidelines, but in some instances, the fund is limited in its ability to monitor the trade activity or enforce the funds’ exchange limit guidelines in such accounts. In addition, a different exchange limit may apply for accounts held by certain institutional retirement plans to conform to plan exchange limits.
Sales Charges and Fees
The following discussion explains how sales charges on your purchases of a fund are calculated. Before investing in mutual funds, it is important that you understand the sales charges that you will be charged.
Class A Shares. With the exception of the Cash Reserves Fund, Class A shares are offered at a price that includes an initial “front-end” sales charge that is deducted from your investment at the time you purchase shares. Depending upon the amount you invest, the sales charge may be reduced and/or eliminated for larger purchases as indicated below. Class A shares of the Cash Reserves Fund are sold without an initial sales charge. However, if the shares of the fund are exchanged for Class A shares of another Madison Fund, the sales charge applicable to the other fund will apply as indicated below.

	Conservative Allocation Fund
	Moderate Allocation Fund
	Aggressive Allocation Fund
	Diversified Income Fund
	Covered Call & Equity Income Fund
	Large Cap Value Fund
	Investors Fund
	Large Cap Growth Fund
	Mid Cap Fund
	Small Cap Fund				Core Bond Fund
	International Stock Fund				High Income Fund
	Sales Charge as a % of:		Dealer Commission as a % of Offering Price[2]		Sales Charge as a % of:		Dealer Commission as a % of Offering Price[2]
Investment Amount:	Offering Price[1]	Net Amount Invested		Investment Amount:	Offering Price[1]	Net Amount Invested
Under $25,000	5.75%	6.10%	5.00%	Under $50,000	4.50%	4.71%	4.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%	$50,000 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.50%	3.63%	3.00%	$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%	$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	1.50%	1.52%	1.20%	$500,000 to $999,999	1.50%	1.52%	1.20%
$1 million or more and certain other investments described below	None[3]	None	See Below[4]	$1 million or more and certain other investments described below	None[3]	None	See Below[4]

1 The sales charge you pay may be higher or lower than what is disclosed due to standard industry practice to round the public offering price to two decimal places when calculating the number of shares purchased, and to round the number of shares purchased to three decimal places. Please refer to the SAI for additional information.

[2]
The portion of the sales charge the fund’s distributor, MFD Distributor, LLC (“MFD”), or its agent pays to broker/dealers for selling the funds’ shares. The broker/dealer passes along a portion of this compensation to your financial advisor. From time to time, MFD, at its discretion, may pass along to the broker/dealers the entire sales charge paid as a percentage of offering price as part of a sales program, although it has not done so as of the date of this prospectus.

[3]	A CDSC may be assessed on certain purchases of Class A shares of over $1,000,000 at a rate of 1.00% in the first year and 0.50% in the second year following the purchase.

[4]
MFD may pay a commission up to 0.80% on certain purchases of Class A shares over $1,000,000 on which no initial sales charge was paid, with a maximum commission of 0.50% on purchases over $3,000,000. MFD may also pay a commission up to 0.75% on certain purchases of Class A shares under $1,000,000 on which no initial sales charge was paid, through programs offered by MFD or to dealers that have special arrangements with MFD.

Generally, as the amount of purchase increases, the percentage used to determine the sales load decreases. In addition to a single mutual fund purchase, you may be entitled to receive a discount or qualify to purchase Class A shares without a sales charge based on rights of accumulation or by using a letter of intent as described below.

Class A Sales Charge Reductions and Waivers. In order to ensure that you receive a reduction or waiver of your Class A sales charge, you need to notify your financial advisor or Madison Funds at the time you purchase shares that you qualify for such a reduction or waiver. If notice is not provided, you may not receive the sales charge discount or waiver to which you are otherwise entitled. Madison Funds may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a reduction or waiver of sales charges.
For both the Class A share sales charge reduction and waiver privileges, the term “immediate family” is defined as you, your spouse or domestic partner as recognized by applicable state law and your children under the age of 21.
Class A Sales Charge Reductions. There are several ways investors and certain qualified pension plans may combine multiple purchases to reduce Class A sales charges as indicated below. For the purpose of calculating the sales charge, shares of the Cash Reserves Fund purchased through an exchange, reinvestment or cross-reinvestment from another fund having paid a sales charge qualify; however, direct purchases of Class A shares of the Cash Reserves Fund are excluded.
Rights of Combination. Purchases may be combined to reduce Class A sales charges if made by:
•    you and your immediate family for your own account(s), including individual retirement, custodial and personal trust accounts;
•    a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and
•    groups which qualify for the Group Investment Program as described in the SAI.
Rights of Accumulation. You may add the current market value of your existing holdings in any fund and class of shares of Madison Funds (including combinations), to the amount of your next purchase of Class A shares to qualify for reduced sales charges. Direct purchases of the Cash Reserves Fund are excluded. The current value of existing investments in a variable annuity contract sponsored by CMFG Life Insurance Company may also be taken into account to determine your Class A sales charges.
Letter of Intent. You may purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent (“LOI”). Such an investment must aggregate at least $25,000 if investing in equity funds or at least $50,000 if investing in bond funds during the 13-month period from the date of the LOI. The LOI period starts on the date on which your first purchase is made toward satisfying the LOI. Your accumulated holdings (including combination and accumulation as described above) eligible to be aggregated as of the day immediately before the start date of the LOI period may be credited towards satisfying the LOI. For the purposes of calculating if the total investment amount specified in the LOI has been met, the historical cost of the original shares purchased will be used, and reinvested dividends and capital gains and appreciation of your holdings are not included. A small portion of the initial purchase (approximately 5% of the aggregate) will be held in escrow to cover the difference in Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the sales charge reduction you received. The escrowed shares will be released upon completion of the LOI or at the end of the 13-month period, whichever comes first.
Class A Sales Charge Waivers. Class A shares may be purchased without front-end sales charges by the following individuals and institutions:

•	Credit union employees and their “immediate family,” when purchasing shares for their own personal accounts.

•	Registered representatives of broker/dealers and registered investment advisers authorized to sell the funds when purchasing shares for their own account or for the benefit of their immediate family.

•
Individuals and their immediate family who within the past twelve months were trustees, directors, officers, or employees of CMFG Life Insurance Company or its subsidiaries and affiliates (collectively referred to herein as “CMFG Life”), or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons, provided the purchase is made directly by mail, internet or telephone without the consultation of a registered representative. If the purchase is made through a registered representative, sales charges as described in this prospectus may apply.

•
Individuals and their immediate family who, within the past twelve months, were members of the Board of Trustees of the Trust; directors, officers or employees of the adviser, any subadviser, or service providers of Madison Funds or the Ultra Series Fund; or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

•
Individuals and their immediate family who, within the past twelve months, were trustees, directors, officers or employees of Madison Investment Holdings, Inc. and/or its subsidiaries or affiliated companies; or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

•	Credit union system-affiliated institutional investors and other non-profit organizations as described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”).

•	Credit union employees and employees of non-profit organizations that qualify as tax-exempt under section 501(c) of the Code, when purchasing shares in a 457(b) eligible deferred compensation plan.

•	Certain qualified defined benefit or qualified defined contribution pension plans, including 401(k) plans, with over $250,000 of assets.
In addition, Class A shares may be purchased without front-end sales charges in the following transactions:

•	In fee-based managed account programs with the fund’s distributor or dealers that have a special arrangement with the fund’s distributor or investment adviser.

•
With proceeds from the liquidation of a CMFG Life-affiliated pension product. (For employees of CMFG Life or any of its affiliated companies, the sales charge waiver applies, provided the purchase is made directly by mail, internet or telephone without the consultation of a registered representative. If the purchase is made through a registered representative, sales charges as described in this prospectus may apply.)

•	In Retirement Health Care Funding Program accounts (FAS 106) and Employee Option Plan accounts administered by CMFG Life.

•
By exchange from one fund to another, except exchanges of Class A shares of the Cash Reserves Fund initially purchased without a sales charge will be subject to the appropriate sales charge upon exchange into Class A shares of another Madison Fund.

•	Reinvestment of dividends or capital gains from any fund.

•	Pursuant to the funds’ reinstatement or reinvestment privilege (see the SAI for more information).

•	From the proceeds of shares of another fund account on which a load was already paid.

Class B Shares. Class B shares are sold without any initial sales charge. Direct purchases of Class B shares of the Cash Reserves Fund are not permitted. Class B shares of the Cash Reserves Fund may only be acquired by exchange from Class B and Class C shares of other Madison Funds. With the exception of the Cash Reserves Fund, the fund’s distributor pays a commission equal to 4% of the amount invested to broker/dealers who sell Class B shares. Class B shares automatically convert to Class A shares, based on relative NAV, at the end of month of the eight-year anniversary of the purchase date.

For Class B shares, a CDSC may be applied on shares you sell within six years of purchase as indicated below.

	Purchase Date On or After February 28, 2003
Years After Purchase	1	2	3	4	5	6	7+
CDSC	4.5%	4.0%	3.5%	3.0%	2.0%	1.0%	None
The CDSC is based on the original purchase cost or the current NAV of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC. There is no CDSC on shares acquired through reinvestment of dividends or capital gain distributions. Certain withdrawals, including those made through a systematic withdrawal program, may not be subject to a CDSC. For more information, see the “Class B CDSC Waivers” subsection, below.
For purposes of computing the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. To minimize your CDSC, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell those shares that you have owned for the longest period of time. Specifically, we will sell shares that represent share price increases (if any) first, then dividends, then the oldest-aged shares.
For example, assume that you purchased 100 shares of a fund on January 1, Year 1 for $10 per share, another 100 shares on January 1, Year 2 for $15 per share, and another 100 shares on January 1, Year 3 for $20 per share. Also assume that dividends of $1.50 and $2.00 per share were paid on December 31, Year 1 and Year 2, respectively, and reinvested. Your account can be summarized as:

Date	Transaction	Price Per Share	Shares Purchased	Total Shares	Account Value
January 1, Year 1	Purchased shares	$10	100	100	$1,000
December 31, Year 1	Reinvested dividends	$15	10	110	$1,650
January 1, Year 2	Purchased shares	$15	100	210	$3,150
December 31, Year 2	Reinvested dividends	$20	21	231	$4,620
January 1, Year 3	Purchased shares	$20	100	331	$6,620
Assume further that you sell 200 shares in Year 3 and that the share price as of the end of the day you sell your shares is $20. The $6,620 in your account can be broken down into share price increases of $1,500 (100 shares appreciated from $10 to $20 per share; 100 shares appreciated from $15 to $20 per share; and 100 shares have not appreciated), dividends of $620 ($200, $150 on 12/31 in Year 1 plus $50 in share price increases; and $420 on 12/31 in Year 2), and purchase payments of $4,500 ($1,000 in Year 1, $1,500 in Year 2, and $2,000 in Year 3). You would incur the following CDSC charges:

Type of Shares Sold (in order)	Amount	CDSC (%)	CDSC ($)
Share price increases of purchased shares	$1,500	None	None
Dividends (including share price increases)	$ 620	None	None
Aged Shares (oldest sold first): Purchased January 1, Year 1	$1,000	3.5%	$35.00
Purchased January 1, Year 2	$ 880[2]	4.0%[1]	$35.20
Total	$4,000	1.75%[3]	$70.20

[1]	As a percentage of original purchase payment.

[2]	$620 of the original $1,500 purchase payment would remain available for redemption.
3 As a percentage of the amount redeemed.

Class B CDSC Waivers. In order to ensure you receive a waiver of the CDSC on redemptions of your Class B shares, you need to notify your financial advisor or Madison Funds at the time you redeem the shares that you qualify for such a waiver. If notice is not provided, you may not receive the waiver to which you are otherwise entitled. Madison Funds may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a waiver of sales charges.
The CDSC may be waived on redemptions of Class B shares under the following circumstances:

•	If you have established a systematic withdrawal plan, as long as the redemptions do not exceed 12% of the value of an account annually (calculated at the time of the withdrawal).

•	Due to death or disability.

•
For the following types of transactions in individual retirement accounts (IRAs) or other qualified retirement plans described under section 401(a) of the Code, unless otherwise noted: returns of excess contributions; qualified hardship withdrawals; and required minimum distributions or to effect life expectancy distributions scheduled under the equal periodic payment exception (sometimes referred to as the 72t exception).

•	Pursuant to Madison Funds’ right to liquidate small accounts (see “Your Account - General Policies - Small Accounts”).

Class C Shares. Class C shares are sold without any initial sales charge. The fund’s distributor pays a commission equal to 1% of the amount invested to broker/dealers who sell Class C shares. For Class C shares, a CDSC of 1% may be applied on shares you sell within one year of purchase. Class C shares do not convert to any other share class.
The CDSC is based on the original purchase cost or the current NAV of the shares being sold, whichever is less. There is no CDSC on shares acquired through reinvestment of dividends or capital gain distributions. Certain withdrawals, including those made through a systematic withdrawal program, may not be subject to a CDSC. For more information, see the “Class C CDSC Waivers” subsection, below.
For purposes of computing the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. To minimize your CDSC, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell those shares that you have owned for the longest period of time. Specifically, we will sell shares that represent share price increases (if any) first, then dividends, then the oldest-aged shares. For an example of how the CDSC is calculated, see the “Class B Shares” subsection, above.
Class C shares of the funds are permitted to purchase Class B shares of the Cash Reserves Fund. For more information, see “Your Account - Purchasing by Exchange” above.
Class C CDSC Waivers. In order to ensure you receive a waiver of the CDSC on redemptions of your Class C shares, you need to notify your financial advisor or Madison Funds at the time you redeem the shares that you qualify for such a waiver. If notice is not provided, you may not receive the waiver to which you are otherwise entitled. Madison Funds may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a waiver of sales charges.

The CDSC may be waived on redemptions of Class C shares under the following circumstances:

•	If you have established a systematic withdrawal plan, as long as the redemptions do not exceed 12% of the value of an account annually (calculated at the time of the withdrawal).

•	Due to death or disability.

•
For the following types of transactions in individual retirement accounts (IRAs) or other qualified retirement plans described under section 401(a) of the Code, unless otherwise noted: returns of excess contributions; qualified hardship withdrawals; and required minimum distributions or to effect life expectancy distributions scheduled under the equal periodic payment exception (sometimes referred to as the 72t exception).

•	Pursuant to Madison Funds’ right to liquidate small accounts (see “Your Account - General Policies - Small Accounts”).
Please refer to the SAI or the funds’ website at www.madisonfunds.com for additional information on sales charge reductions and waivers. The SAI is available free of charge, upon request, by calling 1-800-877-6089. The funds’ website includes hyperlinks to the information provided herein and to the additional information that is referenced in the SAI.
Distribution and Service Plans (Rule 12b-1)
Madison Funds has adopted, on behalf of certain funds and share classes, distribution and/or service plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). These plans permit the funds to pay for distribution of their shares and servicing of their shareholders out of fund assets; therefore, the cost of these plans is indirectly borne by all shareholders who own shares of the affected funds and share classes. These plans are described below.
Distribution Fees (Class B and C shares only). Distribution plans have been adopted pursuant to Rule 12b-1 under 1940 Act for Class B and C shares of each of the funds. Under the terms of each plan, each fund pays its principal distributor, MFD, a fee equal to 0.75% of the average daily net assets attributable to Class B and C shares of that fund. MFD may use this fee to cover its distribution-related expenses (including commissions paid to broker/dealers for selling Class B and C shares) or distribution-related expenses of dealers. This fee increases the cost of investment in the Class B and C shares of a fund and, over time, may cost more than paying the initial sales charge for Class A shares.
Service Fees (Class A, B and C shares). Service plans have been adopted pursuant to Rule 12b-1 under the 1940 Act for Class A, B and C shares of each of the funds, other than the Cash Reserves Fund. Under the terms of these plans, each fund pays MFD a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that fund. The service fee is used by MFD to offset costs of servicing shareholder accounts or to compensate other qualified broker/dealers who sell shares of the funds pursuant to agreements with MFD for their costs of servicing shareholder accounts. MFD may retain any portion of the service fee for which there is no broker/dealer of record as partial consideration for its services with respect to shareholder accounts.
Selling Shares
The following explains how to sell your shares by letter, phone, exchange or Internet. You may sell shares at any time. Upon request, your shares will be sold at the next NAV calculated after your order is received in good order by the fund. “Good order” means that the request includes the fund and account number, amount of transaction, signatures of the owners as noted below and a “medallion guarantee” if required.
In certain circumstances, to protect you and the funds, you will need to make your request to sell shares in writing, which may require sending additional documents. In addition, you will need to obtain a medallion guarantee if the redemption is:

•	over $100,000;

•	made payable to someone other than the registered shareholder(s); or

•	mailed to an address other than the address of record, or an address that has been changed within the last 30 days.

You can generally obtain a medallion guarantee from a financial institution, a broker or securities dealer, or a securities exchange or clearing agency. A notary public CANNOT provide a medallion guarantee. The Trust reserves the right to require a medallion guarantee on any redemption.

SELLING SHARES
BY LETTER (Available for accounts of any type and sales of any amount.)
Write a letter of instruction indicating your account number, fund name, the name in which the account is registered and the dollar value or number of shares you wish to sell. Mail your letter, and any other required materials, to Madison Funds. A check will be mailed to the name and address in which the account is registered.

If you are:	A written letter of instruction to sell shares must include:
An owner of an individual, joint, sole proprietorship, UGMA/UTMA (custodial accounts for minors) or general partner account	• The signatures and titles of all persons authorized to sign for the account, exactly as the account is registered. • Medallion guarantee if applicable.

An owner of a corporate or association account	• The signature of the person(s) authorized to sign for the account. • Medallion guarantee required.

An owner or trustee of a trust account	• The signature(s) of the trustee(s). • Medallion guarantee required.

A joint tenancy shareholder whose co-tenant is deceased	• The signature of the surviving tenant. • Tax waiver (if applicable in your state). • Medallion guarantee required.

An executor of a shareholder’s estate	• The signature of the executor. • Tax waiver (if applicable in your state). • Medallion guarantee required.
For other account types not listed above, please call Madison Funds at 1-800-877-6089 for instructions.

BY PHONE (Available for most accounts and sales of up to $100,000 per day.)
To place your redemption order, call Madison Funds between 8:00 a.m. and 7:00 p.m., Central Time, or use our automated touchtone services 24-hours a day. Redemption requests may be placed on all business days (excluding market holidays). Checks are generally mailed the next business day after the redemption request is effective.

Redemption proceeds can be sent by electronic funds transfer (“EFT”) provided that you have pre-authorized banking information on file with Madison Funds. Redemption proceeds from EFT transactions are generally available by the second business day. The Trust does not charge for EFT; however, your financial institution may charge a fee for this service.

Amounts of $1,000 or more can be wired on the next business day, provided that you have pre-authorized the wiring of funds and the needed information is on file with Madison Funds. A $15 fee will be deducted from your account to send the wire; your financial institution may charge an additional fee to accept the wired funds.

BY EXCHANGE (Available for most accounts and amounts that meet fund minimums.)
Make sure that you have a current prospectus for the Madison Funds, which can be obtained by calling your financial advisor or Madison Funds at 1-800-877-6089. Call your financial advisor, Madison Funds, or use the Internet at www.madisonfunds.com to execute the exchange.

BY INTERNET
You cannot redeem your shares on the Internet.
Redemption requests received in good order by the fund after the close of regular trading on the New York Stock Exchange
(usually 3:00 p.m., Central Time; 4:00 p.m., Eastern Time), will be processed using the next day’s NAV.

General Policies
Limitation on Purchases. If you purchase shares by check and your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. A charge of $30 will be assessed for each returned check occurrence. We do not accept third-party checks, starter checks, credit cards, credit card checks, or cash to purchase shares. All purchase payments must be denominated in U.S. dollars and drawn on or from U.S. financial institutions. Additionally, we will not normally accept purchase orders of more than $100,000 for Class B shares from a single investor, nor will we normally accept purchase orders of more than $999,999 for Class C shares from a single investor.
Pricing of Fund Shares. The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3:00 p.m., Central Time) by dividing the net assets of each fund and class by the number of shares outstanding of that fund and class. Transaction requests received after the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time), will be processed using the next day’s NAV. The NAV per share for each fund and class is not determined on days the New York Stock Exchange is closed for trading. The New York Stock Exchange is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
For all funds other than the Cash Reserves Fund, a fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. Because the assets of the Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds (collectively referred to as the “Target Allocation Funds”) and the Target Retirement 2020, Target Retirement 2030, Target Retirement 2040 and Target Retirement 2050 Funds (collectively referred to as the "Target Retirement Funds") consist primarily of shares of the underlying funds, the NAV of each Target Allocation and Target Retirement Fund is determined based on the NAVs of the underlying funds.
Because each Target Allocation and Target Retirement Fund will only invest in underlying funds, government securities and short-term paper, it is not anticipated that Madison will need to “fair” value any of the investments of the Target Allocation and Target Retirement Funds. However, an underlying fund may need to “fair” value one or more of its investments, which may, in turn, require a Target Allocation and Target Retirement Fund to do the same because of delays in obtaining the underlying fund’s NAV. The following fair valuation policy is followed by Madison with respect to the funds that it advises. It is anticipated that unaffiliated underlying funds will have a fair valuation policy that is similar and such policy will be described in the prospectus of the underlying fund, including an explanation of the circumstances under which fair value pricing will be used and the effects of using fair value pricing.
If quotations are not readily available for a security or other portfolio investment, or if it is believed that a quotation or other market price for a security or other portfolio investment does not represent its fair value, Madison may value the security or investment using procedures approved by the Board of Trustees of the Trust that are designed to establish its “fair” value. The fair valuation procedures may be used to value any investment of any fund in the appropriate circumstances. Securities and other investments valued at their “fair” value entail significantly greater valuation risk than do securities and other investments valued at an established market value.
Madison relies on its fair value procedures most often in connection with foreign securities whose principal trading market(s) is outside the U.S. and/or are denominated in a foreign currency. From time to time, events occur that affect the issuers of such foreign securities or the securities themselves, or information about the issuer or securities becomes available, after the close of trading in the securities but before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time). In these situations, the fair value of the foreign security may be something other than the last available quotation or other market price. With regard to such foreign securities, the fair valuation procedures include consultation with an independent “fair value” pricing service. Nonetheless, Madison separately evaluates each such foreign security and may, in conformity with the fair valuation procedures, establish a different fair value than that reached by the independent pricing service or other financial institutions or investment managers.
Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by Madison under the fair valuation procedures for any security or other investment (or underlying fund) may vary from the last quoted sale price or market close price, or from the value given to the same security or investment by: (1) an independent pricing service; (2) other financial institutions or investment managers; or (3) Madison, had it used a different methodology to value the security. The Trust cannot assure that a security or other portfolio investment can be sold at the fair value assigned to it at any time.
The securities held by the Cash Reserves Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument’s maturity, rather than evaluating actual changes in the market value of the instrument. The Cash Reserves Fund’s NAV is normally expected to be $1 per share.
To the extent the funds hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the funds do not price their shares, the NAV of such funds’ shares may change on days when shareholders will not be able to purchase or redeem the funds’ shares.
Buy and Sell Prices. When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC). Purchase orders and redemption and exchange requests will be executed at the price next determined after the order or request is received in good order by the Trust, as described in “Your Account - Purchasing Shares” and “Your Account - Selling Shares.”

Disclosure of Portfolio Information. Portfolio holdings information is available on the funds’ website at www.madisonfunds.com. In addition, a complete description of the funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI. Please see the back cover of this prospectus for information about the SAI.
Execution of Requests. Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received in good order by the Trust. In unusual circumstances, a fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven days or longer, as allowed by federal securities law.
Sales in Advance of Purchase Payments. When you place a request to sell shares for which the purchase payment has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to seven business days after the purchase.
Frequent Purchases and Redemptions of Fund Shares. The Trust discourages investors from using the funds to frequently trade or otherwise attempt to “time” the market. As a result, the funds reserve the right to reject a purchase or exchange request for any reason.
Market Timing. It is the policy of the Madison Funds to block shareholders or potential shareholders from engaging in harmful trading behavior, as described below, in any Madison Fund other than the Cash Reserves Fund. To accomplish this, the funds reserve the right to reject a purchase or exchange request for any reason, without notice. This policy does not affect a shareholder’s right to redeem an account. In addition, the funds have written agreements in place with intermediaries who hold fund shares on behalf of others (e.g., brokers, banks and plan administrators) which give the funds the authority to identify third parties who invest in the funds through such intermediaries so that the funds can prevent them from engaging in harmful frequent trading and market-timing activity as described below.
Identifiable Harmful Frequent Trading and Market-Timing Activity. The Trust defines harmful trading activity as that activity having a negative effect on portfolio management or fund expenses. For example, a fund subject to frequent trading or “market-timing” must maintain a large cash balance in order to permit the frequent purchases and redemptions caused by market-timing activity. Cash balances must be over and above the “normal” cash requirements the fund keeps to handle redemption requests from long-term shareholders, to buy and sell portfolio securities, etc. By forcing a fund’s portfolio manager to keep greater cash balances to accommodate market timing, the fund may be unable to invest its assets in accordance with the fund’s investment objectives. Alternatively, harmful trading activity may require frequent purchase and sale of portfolio securities to satisfy cash requirements. To the extent market-timing activity of this sort requires the affected fund to continually purchase and sell securities, the fund’s transaction costs will increase in the form of brokerage commissions and custody fees. Finally, frequent trading activity results in a greater burden on the affected fund’s transfer agent, increasing transfer agent expenses and, if not actually raising fund expenses, at least preventing them from being lowered.
For all of the above reasons, the funds monitor cash flows and transfer agent activity in order to identify harmful activity. Furthermore, when approached by firms or individuals who request access for market timing activities, the funds decline such requests; when trades are attempted without such courtesy, the funds make every effort to block them and prohibit any future investments from the source of such trades. The funds do not define market-timing by the frequency or amount of trades during any particular time period. Rather, the funds seek to prevent market-timing of any type that harms the funds in the manner described above.
The funds do not currently impose additional fees on market timing activity although the right to do so is reserved upon notice to shareholders in the future. The funds do not specifically define the frequency of trading that will be considered “market timing” because the goal is to prevent any harm to long-term investors that is caused by any out-of-the-ordinary trading or account activity. As a result, when the funds identify any shareholder activity that causes or is expected to cause the negative results described above, the funds will block the shareholder from making future investments. As a practical matter, the Trust’s generally applicable restriction on exchanges per fund to five per year, as described in the “Purchasing By Exchange” section above, limits the occurrence of frequent trading and market-timing activity.
The funds use their discretion to determine whether transaction activity is harmful based on the criteria described above. Except as described below, the funds do not distinguish between shareholders that invest directly with a fund or shareholders that invest with the Trust through a broker (either directly or through an intermediary account), an investment adviser or other third party as long as the account is engaging in harmful activity as described above.
Other Risks Associated with Market Timing. Moving money in and out of funds on short notice is a strategy employed by certain investors who hope to reap profits from short-term market fluctuation. This is not illegal, but is discouraged by many funds since it can complicate fund management and, if successfully employed, have a negative impact on performance. In particular, a successful “market-timer” could, over time, dilute the value of fund shares held by long-term investors by essentially “siphoning off” cash by frequently buying fund shares at an NAV lower than the NAV at which the same shares are redeemed. The funds will block ALL identifiable harmful frequent trading and market-timing activity described above regardless of whether the market-timer is successful or unsuccessful. In any event, investors in any of the Madison Funds (other than the Cash Reserves Fund) should be aware that dilution caused by successful market timing by some shareholders is a risk borne by the remaining shareholders.
Exceptions or Other Arrangements. It is possible that a fund will not detect certain frequent trading or market timing activity in small amounts that, because of the relatively small size of such activity, is subsumed by the normal day-to-day cash flow of the fund (see the section above entitled “Other Risks Associated with Market Timing”). However, the funds believe their procedures are adequate to identify any market timing activity having the harmful effects identified in the section entitled “Identifiable Harmful Frequent Trading and Market-Timing Activity” regardless of the nature of the shareholder or method of investment in the Trust.
Delegation to Certain Intermediaries. The Trust may rely on the short-term trading policies enforced by financial intermediaries if, in the discretion of the Trust’s Chief Compliance Officer, such policies are designed to prevent the harm that these policies are designed to address. Intermediary policies relied upon in this manner must be adequately identified in written agreements enforceable by the Trust or its distributor on behalf of the funds.
Because the funds discourage market timing in general, Madison Funds does not currently, nor does it intend to, have any arrangements or agreements, formal or informal, to permit any shareholders or potential shareholders to directly or indirectly engage in any type of market-timing activities, harmful or otherwise.
Although the funds believe reasonable efforts are made to block shareholders that engage in or attempt to engage in harmful trading activities, the funds cannot guarantee that such efforts will successfully identify and block every shareholder that does or attempts to do this.
Telephone Transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, the Trust will take measures to verify the caller’s identity, such as asking for name, account number, Social Security or taxpayer ID number and other relevant information. The Trust is not responsible for any losses that may occur due to unauthorized telephone calls. Also for your protection, redemption transactions are not permitted via telephone on accounts for which names or addresses have been changed within the past 30 days unless the account has been pre-authorized for EFT or wire redemption privileges to a financial institution account.
Internet Transactions. For your protection, you will need your Social Security and account number to establish access to your account on the Internet. You will be asked to assign a unique password and you will need to use that password on all future visits to verify your identity. Buy and sell prices and valuation of shares procedures are consistent with the policies noted above. The Trust is not responsible for any losses that may occur due to unauthorized access.
Householding. To reduce shareholder service expenses, the Trust intends to send only one copy of its reports per household regardless of the number of investors at the household or the number of accounts held. However, any investor may obtain additional reports upon request to Madison Funds.
Account Statements. In general, you will receive account statements every quarter, as well as after every transaction (except for any dividend reinvestment or systematic transactions) that affects your account balance and after any changes of name or address of the registered owner(s). Every year you should also receive, if applicable, a Form 1099 tax information statement, which will be mailed to you by January 31.
Research and Other fees. Shareholders who need investment records for years prior to the past calendar year may be charged a research fee of $5 per request (with a maximum fee of $25 per request). The funds reserve the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.
Small Accounts. Due to the high fixed cost of maintaining mutual fund accounts, the Trust reserves the right to close any non-retirement accounts (excluding accounts set up with a systematic investment program) that have balances below $1,000. We will mail you a notice asking you to bring the account value up to $1,000 or initiate a systematic investment program. If you do not bring the account value up to $1,000 or initiate a systematic investment program within 60 days, the Trust may sell your shares and mail the proceeds to you at your address of record.
Special Redemptions. Although no fund would normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities held by the fund as prescribed by the Board of Trustees. However, the Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended. Under that rule, each fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the fund’s NAV at the beginning of such period.

Additional Investor Services
Depending on which share class you purchase, you may eligible to establish one or more of the additional account options described below. The minimums vary by share class.
Systematic Investment Program. You may set up regular investments from your financial institution account to the fund of your choice, with the exception of Class B shares of the Cash Reserves Fund which cannot be purchased directly. You determine the frequency (no less than quarterly), day of the month, amount of your investments, and you may terminate the program at any time. Minimum investments per fund are $50 per month for Class A, B and C shares, $1,000 per month for Class Y shares (unless you qualify for a reduced investment minimum as described under the Share Class Availability and Investment Minimums section of this prospectus), $50,000 per month for Class R6 shares and $100,000 per month for Class I shares. To take advantage of the systematic investment program, complete the appropriate parts of the new account application or, for an existing account, the account maintenance form.
Payroll Deduction/Direct Deposit Program. If your employer supports a payroll deduction program, you may set up regular investments from your payroll to the fund of your choice, with the exception of Class B shares of the Cash Reserves Fund which cannot be purchased directly. You determine the frequency (no less than quarterly), day of the month, amount of your investments, and you may terminate the program at any time. Minimum investments may be as little as $25 per fund for Class A, B and C shares, $1,000 per month for Class Y shares (unless you qualify for a reduced investment minimum as described under the Share Class Availability and Investment Minimums section of this prospectus). To take advantage of the payroll deduction program, complete the Madison Funds’ Payroll Deduction/Direct Deposit Form. A new account application must accompany the form if you are opening a new account. This program is not available for direct purchases of Class R6 or Class I shares.
Systematic Withdrawal Program. If your account balance is at least $5,000 for Class A, B and C shares,$25,000 for Class Y shares, $500,000 for Class R6 shares, and $1,000,000 for Class I shares, you may make systematic withdrawals from your account. You determine the frequency (no less than monthly), day of the month, amount of your withdrawals, and you may terminate the program at any time. All payees must be on the same payment schedule. On Class B and Class C share accounts, no CDSC will be charged on systematic withdrawals of no more than 12% of your account’s value annually. To take advantage of the systematic withdrawal program, complete the appropriate sections of the new account application or, for an existing account, the account maintenance form.
Systematic Exchange Program. If your account balance is at least $5,000 for Class A, B and C shares, $25,000 for Class Y shares, $500,000 for Class R6 shares, and $1,000,000 for Class I shares, you may exchange your shares for the same class of shares of another fund under the systematic exchange program. Class A shares of the Cash Reserves Fund may be exchanged for Class B, C, Y, I and R6 shares of other Madison Funds for dollar cost averaging purposes. Exchanges of Class A shares of the Cash Reserves Fund initially purchased without a sales charge will be subject to the appropriate sales charge upon exchange into Class A shares of another fund (see “Your Account - Sales Charges and Fees”). For programs investing in Class B or Class C shares, for the purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase of the Class B shares or Class C shares, respectively, and will not be affected by any permitted exchange. You determine the frequency (no less than monthly), day of the month, amount of your exchanges, and you may terminate the program at any time. Each systematic exchange must be at least $50 per fund for Class A, B and C shares, $1,000 per month for Class Y shares (unless you qualify for a reduced investment minimum as described under the Share Class Availability and Investment Minimums section of this prospectus); $50,000 per month for Class R6 shares and $100,000 per month for Class I shares. To take advantage of the systematic exchange program, complete the appropriate sections of the new account application or, for an existing, the account maintenance form.
Automatic Account Rebalancing. If your Class A share account balance is at least $25,000, you may request automatic account rebalancing on a semi-annual or annual basis. You may select a model fund allocation that Madison Funds has defined, or you may build your own portfolio. To take advantage of the automatic rebalancing program, simply complete Madison Funds' Automatic Account Rebalancing Form or contact your financial advisor. A new account application must accompany the form if you are opening a new account.
Retirement Plans. Shares of the Trust may be used to fund a variety of retirement plans, including IRAs, SEPs, 401(k) plans, 457 non-qualified deferred compensation plans, and other pension and profit sharing plans (availability may vary in Puerto Rico). Using these plans, you may open an account with either a minimum initial investment or by establishing a systematic investment program. To find out more, call Madison Funds at 1-800-877-6089.
Distributions and Taxes
Schedule of Distributions. The funds generally distribute most or all of their net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions, if any, are made as follows:

•	Declared daily and paid monthly: Cash Reserves Fund.

•	Declared monthly and paid monthly: Tax-Free Virginia, Tax-Free National, Government Bond, Core Bond, Corporate Bond, High Income and Diversified Income Funds.

•	Declared quarterly and paid quarterly: Conservative Allocation, High Quality Bond, Covered Call & Equity Income and Dividend Income Funds.

•
Declared annually and paid annually: Moderate Allocation, Aggressive Allocation, Large Cap Value, Investors, Large Cap Growth, Mid Cap, Small Cap, NorthRoad International, International Stock, Hansberger International Growth and Target Retirement Funds.

Distribution Reinvestments. Many investors have their distribution payments reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice on the account application, your distribution payments will be reinvested on the payment date.  Alternatively, you can choose to have a check mailed to you for your distribution payments.  However, if, for any reason, the check is not deliverable, or you do not respond to mailings from Madison Funds with regard to uncashed distribution checks, your distribution payment may be reinvested and no interested will be paid on amounts represented by the check.  In addition, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.
Taxability of Distributions. All distributions that you receive from a fund are generally taxable, whether reinvested or received in cash. Distributions from a fund’s net investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable as ordinary income, unless such distributions are attributable to “qualified dividend” income eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by each fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares. Currently, the maximum rate applicable to long-term capital gains, and thus to qualified dividend income, is set at 15% for most investors, but it is set at 20% for certain high-income investors. Each fund will inform its shareholders of the portion of its dividends (if any) that constitute qualified dividend income.
Generally, “qualified dividend” income includes dividends received during the taxable year from certain domestic corporations and qualified foreign corporations. The portion of a distribution that the fund pays that is attributable to qualified dividend income received by the fund will qualify for such treatment in the hands of the noncorporate shareholders of the fund. If a fund has income of which more than 95% was qualified dividends, all of the fund’s dividends will be eligible for the lower rates on qualified dividends. Certain holding period requirements applicable to both the fund and the shareholder also must be satisfied to obtain qualified dividend treatment.
When a fund makes a distribution, the fund’s NAV decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.
Fund distributions from the Moderate Allocation, Diversified Income, Covered Call & Equity Income, Dividend Income and Target Retirement Funds are expected to be distributions of both net investment company taxable income and net capital gains. Fund distributions from the Aggressive Allocation, Large Cap Value, Investors, Large Cap Growth, Mid Cap, Small Cap, NorthRoad International, International Stock and Hansberger International Growth Funds are expected to be primarily distributions of net capital gains, and fund distributions from the Conservative Allocation, Cash Reserves, Tax-Free Virginia, Tax-Free National, Government Bond, High Quality Bond, Core Bond, Corporate Bond and High Income Funds are expected to be primarily distributions of net investment company taxable income.
Taxability of Transactions. Your redemption of fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares. An exchange of fund shares for shares in any other fund of the Trust generally will have similar tax consequences.
Tax-Free Funds. Distributions of income from the Tax-Free Virginia Fund are generally exempt from federal taxation and will normally be exempt from state income tax for investors in Virginia as well (capital gain distributions from the fund are, however, subject to applicable federal and state taxation, as are redemptions). With regard to the Tax-Free National Fund, normally, the percentage of the fund invested in the shareholder’s home state becomes the percentage of total distributions of income exempt from state taxes and all such distributions are generally exempt from federal taxation. However, in most states, the rest of the distributions of income from the fund will be subject to state income tax. Like the Tax-Free Virginia Fund, capital gain distributions from the Tax-Free National Fund are subject to applicable federal and state taxation, as are redemptions.
Withholding. If you do not furnish the Trust with your correct Social Security Number or Taxpayer Identification Number and/or the Trust receives notification from the Internal Revenue Service requiring back-up withholding, the Trust is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.
This section is not intended to be a full discussion of tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser. Please see the SAI for more information about taxes.

INVESTMENT ADVISER

General
The funds’ investment adviser is Madison Asset Management, LLC (“Madison”), a subsidiary of Madison Investment Holdings, Inc. (“MIH”), both located at 550 Science Drive, Madison, Wisconsin 53711. As of December 31, 2014, MIH, which was founded in 1974, and its affiliate organizations, including Madison, managed in excess of $15 billion in assets, including open-end mutual funds, closed-end funds, separately managed accounts and wrap accounts. Madison is responsible for the day-to-day administration of the funds’ activities. Investment decisions regarding each of the funds can be influenced in various manners by a number of individuals. Generally, all management decisions are the ultimate responsibility of Madison’s Investment Strategy Committee. This committee is comprised of senior officers and managers of Madison.
Investment Advisory Agreement
As payment for its services as the investment adviser, Madison receives an investment advisory (or management fee) based upon the average daily net assets of each fund, which is computed and accrued daily and paid monthly, at the following annual rates (the same rate applies to all share classes of each fund):

Fund	Management Fee[1]	Fund	Management Fee[1]
Conservative Allocation	0.20%	Dividend Income	0.75%[3]
Moderate Allocation	0.20%	Large Cap Value	0.55%
Aggressive Allocation	0.20%	Investors	0.75%[4]
Cash Reserves	0.40%[2]	Large Cap Growth	0.75%
Tax-Free Virginia	0.50%	Mid Cap	0.75%
Tax-Free National	0.50%	Small Cap	1.00%
Government Bond	0.40%[3]	NorthRoad International	0.80%
High Quality Bond	0.30%	International Stock	1.05%
Core Bond	0.50%	Hansberger International Growth	0.75%[5]
Corporate Bond	0.40%	Target Retirement 2020	0.25%
High Income	0.55%	Target Retirement 2030	0.25%
Diversified Income	0.65%	Target Retirement 2040	0.25%
Covered Call & Equity Income	0.85%	Target Retirement 2050	0.25%
1 Except for the Target Allocation,Target Retirement, Tax-Free Virginia, Tax-Free National, Government Bond, High Quality Bond, Corporate Bond, Covered Call & Equity Income, Dividend Income, Investors, and NorthRoad International Funds, each fund’s management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.

[2]
Until at least February 28, 2016, Madison and the fund’s distributor, MFD Distributor, LLC (“MFD”), have agreed to waive fees and reimburse fund expenses, including management, service and 12b-1 fees, to the extent necessary to prevent a negative fund yield. Neither Madison nor MFD has the right to recoup these waived fees.

[3]	A portion of the fund’s annual management fee (0.10%) is being waived by Madison until at least February 28, 2016. Madison does not have the right to recoup these waived fees.

[4]	The management fee for this fund is 0.75% on the first $100 million of net assets, and 0.60% on net assets in excess of $100 million.
5 Madison has contractually agreed to cap total fund operating expenses on an annual basis for Class Y shares at 1.15% and for Class I shares at 1.00% until at least July 31, 2016. The agreement described above may be terminated by the Board of Trustees of the fund at any time and for any reason; however, the Board has no intention of terminating this agreement prior to the end of its term. Not included in the fee cap are any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit or other leverage facility the fund maintains with its custodian or another entity for investment purposes); or acquired fund fees and expenses.
A discussion regarding the basis for approval of the funds’ investment advisory contract by the Board of Trustees is contained in the funds’ annual report to shareholders for the period ended October 31, 2014.

Services Agreement
Under a separate services agreement, Madison provides or arranges for each fund to have all of the necessary operational and support services it needs for a fee. These fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each fund as follows (the same rate applies to all share classes of each fund, except as otherwise noted):

Fund	Service Fee[1]	Fund	Service Fee[1]
Conservative Allocation	0.25%	Dividend Income	0.35%[3]
Moderate Allocation	0.25%	Large Cap Value	0.36%
Aggressive Allocation	0.25%	Investors	0.35%[4]
Cash Reserves	0.15%[2]	Large Cap Growth	0.20%
Tax-Free Virginia	0.35%	Mid Cap	0.40%
Tax-Free National	0.35%	Small Cap	0.25%
Government Bond	0.25%	NorthRoad International	0.35%
High Quality Bond	0.19%	International Stock	0.30%
Core Bond	0.15%	Hansberger International Growth	0.40%[5]
Corporate Bond	0.25%	Target Retirement 2020	0.05%
High Income	0.20%	Target Retirement 2030	0.05%
Diversified Income	0.20%	Target Retirement 2040	0.05%
Covered Call & Equity Income	0.15%	Target Retirement 2050	0.05%

[1]	The annual service fee for Class R6 shares offered by a fund is 0.02%.

[2]
Until at least February 28, 2016, Madison and the fund’s distributor, MFD, have agreed to waive fees and reimburse fund expenses, including management, service and 12b-1 fees, to the extent necessary to prevent a negative fund yield. Neither Madison nor MFD has the right to recoup these waived fees.

3 A portion of the fund’s annual service fee (0.05%) for Class Y shares is being waived by Madison until at least February 28, 2016. Madison does not have the right to recoup these waived fees.
4 Madison has contractually agreed to waive and/or reimburse the service fee it receives to the extent necessary to maintain total annual fund operating expenses for Class A shares at 1.20% and for Class Y Shares at 0.95% until at least September 30, 2015. Not included in the fee cap are any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit or other leverage facility the fund maintains with its custodian or another entity for investment purposes); or acquired fund fees and expenses. Madison does not have the right to recoup these waived fees.
5 Refer to footnote 5 in the “Investment Advisory Agreement” table above.
The fees Madison receives under the services agreement are in addition to and independent of fees received pursuant to the investment advisory agreement. In addition, the funds remain responsible for (i) transaction-related expenses including, but not limited to, brokerage commissions paid in connection with fund transactions, interest or fees in connection with fund indebtedness or taxes paid in connection with portfolio securities held, (ii) Rule 12b-1 distribution and service fees, (iii) acquired fund fees, if any, and (iv) any extraordinary or non-recurring expenses (such as fees and expenses relating to any temporary line of credit the funds maintain for emergency or extraordinary purposes).
Subadvisers
Madison currently manages the assets of all of the funds using a “manager of managers” approach under which Madison may manage some or all of the funds’ assets and may allocate some or all of the funds’ assets among one or more specialist subadvisers. Madison selects subadvisers based on a continuing quantitative and qualitative evaluation of their abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself will not be a significant factor in selecting or terminating subadvisers, and Madison does not expect frequent changes in subadvisers. Madison compensates subadvisers out of its own assets.
Madison monitors the performance of each subadviser to the extent it deems appropriate to achieve a fund’s investment objective, reallocates fund assets among its own portfolio management team and individual subadvisers or recommends to the Board of Trustees that a fund employ or terminate particular subadvisers. The Trust and Madison received an exemptive order from the SEC that permits the Board to appoint or change unaffiliated subadvisers without shareholder approval. If there is a change in subadvisers, you will receive an “information statement” within 90 days after the date of the change. The statement will provide you with relevant information about the reason for the change and information about any new subadvisers.
With regard to the funds discussed in this prospectus, Madison currently uses a subadviser for the High Income, Small Cap, NorthRoad International, International Stock and Hansberger International Growth Funds. A discussion regarding the basis for approval of the sub-advisory contracts for these funds can be found in the funds’ annual report to shareholders for the period ended October 31, 2014.

PORTFOLIO MANAGEMENT

Madison Asset Management, LLC
Madison manages the assets of the funds set forth below without the assistance of a subadviser. On a day-to-day basis, the funds are generally managed by members of the applicable asset allocation, fixed income or equity management teams at the firm. The following individuals are primarily responsible for the day-to-day management of these funds (Note: for the following funds, references to portfolio manager history include their historical management of the respective predecessor fund prior to its reorganization as a series of the Trust: Tax-Free Virginia, Tax-Free National, Government Bond, High Quality Bond, Corporate Bond, Dividend Income, Investors, Mid Cap, NorthRoad International and Hansberger International Growth Funds).
Target Allocation Funds. The Target Allocation Funds are co-managed by David Hottmann, CPA and CFA, and Patrick Ryan, CFA. Mr. Hottmann, Vice President and Portfolio Manager of Madison, has co-managed the funds since September 2009, which is when he joined Madison as a senior member of the firm’s asset allocation management team. Prior to joining the firm, Mr. Hottmann had been the Chief Investment Officer at ACS Johnson Investment Advisors, his employer since 1999. Mr. Ryan, Vice President and Portfolio Manager of Madison, has co-managed the funds since January 2008. Prior to joining Madison in July 2009, Mr. Ryan was a Senior Analyst at MEMBERS Capital Advisors, Inc. (“MCA”), the former investment adviser to the funds. While at MCA, Mr. Ryan had been responsible for conducting manager research and due diligence for MCA’s managed accounts products since 2004.
Tax-Free Virginia Fund. The Tax-Free Virginia Fund is co-managed by Mike Peters, CFA, and Paul Lefurgey, CFA. Mr. Peters, Vice President and Portfolio Manager of Madison, has co-managed the fund since February 1997. Prior to joining Madison in 1997, Mr. Peters was Vice President and Fixed Income Portfolio Manager for Wachovia Asset Management since March 1993. Mr. Lefurgey, Executive Director and Head of Fixed Income Investments of Madison, has co-managed the fund since February 2010. Prior to joining Madison in October 2005, Mr. Lefurgey was Vice President of MCA since 2003.
Tax-Free National Fund. The Tax-Free National Fund is co-managed by Mike Peters, CFA, and Paul Lefurgey, CFA. Mr. Peters has served in this capacity since February 1997 and Mr. Lefurgey has served in this capacity since February 2010. Biographical information for Messrs. Peters and Lefurgey is provided above.
Government Bond Fund. The Government Bond Fund is co-managed by Paul Lefurgey, CFA, and Chris Nisbet, CFA. Mr. Lefurgey, whose biographical information is provided above, has co-managed the fund since 2006. Mr. Nisbet, Vice President and Portfolio Manager of Madison, has co-managed the fund since 1996. Mr. Nisbet has been with Madison since 1992 in various roles, including, during the past five years, fixed income analyst and portfolio manager.
High Quality Bond Fund. The High Quality Bond Fund is co-managed by Paul Lefurgey, CFA, and Chris Nisbet, CFA. Mr. Lefurgey has co-managed the fund since 2006 and Mr. Nisbet has co-managed the fund since the fund’s inception in 2000. Biographical information for Messrs. Lefurgey and Nisbet is provided above.
Core Bond Fund. The Core Bond Fund is co-managed by Paul Lefurgey, CFA, Randy Johnson, CFA, and Greg Poplett, CFA. Mr. Lefurgey, whose biographical information is provided above, has co-managed the fund since July 2009. Mr. Johnson, Vice President and Portfolio Manager of Madison, has co-managed the fund since June 2013, and has been a member of the fixed income team at Madison since 2011. For the 15 years prior to that, he was employed as portfolio manager at Concord Asset Management, LLC in Chicago, IL (an affiliate of Madison). Mr. Poplett, Vice President and Portfolio Manager of Madison, has co-managed the fund since June 2013, and has been a member of the fixed income team at Madison since 2004. Prior to that, he was employed by Voyageur Asset Management in Minneapolis, MN.
Corporate Bond Fund. The Corporate Bond Fund is co-managed by Paul Lefurgey, CFA, and Allen Olson, CFA. Mr. Lefurgey, whose biographical information is provided above, has co-managed the fund since inception of the fund in July 2007. Mr. Olson, Vice President and Portfolio Manager of Madison, has co-managed the fund since November 2010. Mr. Olson has been a member of Madison’s fixed income team since 2002.
Diversified Income Fund. The Diversified Income Fund is co-managed by John Brown, CFA, Paul Lefurgey, CFA, Chris Nisbet, CFA and Drew Justman, CFA. Mr. Brown, Vice President and Portfolio Manager of Madison, has co-managed the equity portion of the fund since 1998. Prior to joining Madison in July 2009, Mr. Brown had been a Managing Director and Portfolio Manager-Equities of MCA since 1998. Mr. Lefurgey, whose biographical information is provided above, has co-managed the fixed income portion of the fund since April 2013. Mr. Nisbet, whose biographical information is provided above, has co-managed the fixed income portion of the fund since June 2013. Mr. Justman, Vice President and Portfolio Manager of Madison, has co-managed the equity portion of the fund since February 2015. Mr. Justman, who joined Madison in July 2005 as a research analyst, specializes in the materials and industrials sectors. Prior to joining Madison, Mr. Justman was with Merrill Lynch. Prior to February 2007, the fund was known as the Balanced Fund and was managed utilizing a different investment strategy than that used currently.
Covered Call & Equity Income Fund. The Covered Call & Equity Income Fund is co-managed by Ray DiBernardo, CFA, and Frank Burgess. Mr. DiBernardo, Vice President and Portfolio Manager of Madison, has co-managed the fund since the fund's inception in November 2009. Prior to joining Madison in 2003, Mr. DiBernardo was employed at Concord Trust in Chicago, IL as well as a Toronto-based international equity firm. Mr. Burgess, Portfolio Manager of Madison, has co-managed the fund since the fund's inception in November 2009. Mr. Burgess founded Madison Investment Holdings, Inc., the parent company of Madison, in 1973, and has been with the company ever since.
Dividend Income Fund. The Dividend Income Fund is co-managed by John Brown, CFA, Jay Sekelsky, CFA, and Drew Justman, CFA. Mr. Brown, whose biographical information is provided above, has co-managed the fund since March 2012. Mr. Sekelsky, who joined Madison in
1990, is an Executive Director, the Chief Investment Officer and the Head of Equity Investments for Madison. He has co-managed the fund since 1990. Mr. Justman, whose biographical information is provided above, has co-managed the fund since April 2013. Prior to March 2012, this fund was known as the Balanced Fund and was managed utilizing a different investment strategy than that used currently.

Large Cap Value Fund. The Large Cap Value Fund is co-managed by John Brown, CFA, and Drew Justman, CFA. Mr. Brown, whose biographical information is provided above, has co-managed the fund since July 2009. Mr. Justman, whose biographical information is provided above, has co-managed the fund since February 2014.
Investors Fund. The Investors Fund is co-managed by Jay Sekelsky, CFA, and Matt Hayner, CFA. Mr. Sekelsky, whose biographical information is provided above, has been involved in the management of the fund since joining Madison in 1990, and has served as co-manager of the fund since 1991. Mr. Hayner, Vice President and Portfolio Manager of Madison, has co-managed the fund from May 2008 until May 2010, and again since May 2012. Mr. Hayner has been a member of Madison’s equity management team since 2002.
Large Cap Growth Fund. The Large Cap Growth Fund is co-managed by Jay Sekelsky, CFA, Ray DiBernardo, CFA, and Walter Dewey, CFA. Messrs. Sekelsky, DiBernardo and Dewey have co-managed the fund since April 2013. Biographical information for Messrs. Sekelsky and DiBernardo is provided above. Mr. Dewey, Vice President and Portfolio Manager, has been with Madison since December 2012. Prior to that, he served as a portfolio manager for Reinhart Partners, Inc. (“Reinhart”), an investment advisory firm, since 2008. For the twenty years prior to joining Reinhart, Mr. Dewey was a portfolio manager for U.S. Bancorp in Madison, WI.
Mid Cap Fund. The Mid Cap Fund is co-managed by Richard Eisinger and Haruki Toyama. Mr. Eisinger, Managing Director and Portfolio Manager of Madison, has co-managed the fund since January 1998. Mr. Eisinger, who is a senior member of Madison’s equity management team, has had primary responsibility for management of the firm’s mid-cap equity portfolios since he joined the firm in 1998. Mr. Toyama, Vice President and Portfolio Manager of Madison, has co-managed the fund since February 2015. Prior to re-joining Madison in 2014, he was co-founder and President of Marcus Asset Management in Milwaukee where he was portfolio manager of a long/short hedge fund. He was previously a member of Madison’s equity team from 2002-2004, and prior to that he served in portfolio management and analyst roles at MFS Investment Management and David L. Babson & Company.
Target Retirement Funds. The Target Retirement Funds are co-managed by David Hottmann, CPA and CFA, and Patrick Ryan, CFA. Mr. Hottmann and Mr. Ryan, whose biographical information is provided above, have co-managed the funds since the funds' inception in August 2014.
Shenkman Capital Management, Inc.
Madison has delegated the day-to-day management of the following fund to Shenkman Capital Management, Inc. (“Shenkman”) 461 Fifth Avenue, 22nd Floor, New York, New York 10017. Shenkman is independently owned by Mark R. Shenkman, the Shenkman family, senior team members and one outside director and focuses exclusively on managing high yield assets. Shenkman manages assets for institutional, endowment, ERISA, foundation, public pension and high net worth individual accounts. As of December 31, 2014, Shenkman managed approximately $27 billion in assets, which included investment advisory services for eight other registered investment companies having aggregate assets of approximately $2.8 billion.
High Income Fund. The High Income Fund is managed under an investment team structure by Mark Shenkman, Eric Dobbin, Justin Slatky, Mark Flanagan, Steven Schweitzer and Robert Kricheff. Mr. Shenkman, as Chief Investment Officer of Shenkman, has the ultimate authority and accountability with respect to decisions made by the high yield bond team. Mr. Dobbin is the lead portfolio manager for the fund and is responsible for reviewing the overall composition of the portfolio and implementing trades based on the credit decisions made by the high yield bond team. Messrs. Slatky, Flanagan, Schweitzer and Kricheff are the remaining members of the high yield bond team. Together with Messrs. Shenkman and Dobbin, they generate investment ideas and provide ongoing evaluation of current fund investments. Mr. Shenkman has been the President and Chief Investment Officer of Shenkman since he founded the company in 1985. Mr. Dobbin, Senior Vice President and Senior Portfolio Manager of Shenkman, joined the firm in 2006 as a portfolio manager. Mr. Slatky, Senior Vice President and Senior Portfolio Manager of Shenkman, joined the firm in 2011. Mr. Flanagan, Executive Vice President and Portfolio Manager of Shenkman, joined the firm in 1992. Mr. Schweitzer, Senior Vice President and Portfolio Manager of Shenkman, joined the firm in 1996. Mr. Kricheff, Senior Vice President and Portfoloio Manager of Shenkman, joined the firm in 2013. Prior to February 2005, the fund was managed by a different subadviser.
Wellington Management Company LLP
Madison has delegated the day-to-day management of the following fund to Wellington Management Company LLP (“Wellington Management”). Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability parternship. As of December 31, 2014, Wellington Management had investment management authority with respect to approximately $914 billion in assets.
Small Cap Fund. The Small Cap Fund is managed by Timothy J. McCormack, CFA. Mr. McCormack, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as the portfolio manager of the fund since July 2008, and has been involved in portfolio management and securities analysis for the fund since 2006. Mr. McCormack joined Wellington Management as an investment professional in 2000. Shaun F. Pedersen, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006. Mr. Pedersen joined Wellington Management as an investment professional in 2004.
NorthRoad Capital Management LLC
Madison has delegated the day-to-day management of the following fund to NorthRoad Capital Management LLC (“NorthRoad”), 295 Madison Avenue, 27th Floor, New York, New York 10017. NorthRoad is an investment advisory firm specializing in international/global equity investing. NorthRoad is an affiliate of Madison and both are under the common control of Madison Investment Holdings, Inc. As of December 31, 2014, NorthRoad, which was founded in 2002, managed approximately $407 million in assets, consisting primarily of institutional accounts.

NorthRoad International Fund. The NorthRoad International Fund is co-managed by Chuck Saunders, Jim Shore and Ray Vars, each of whom is a Principal of NorthRoad and holds the CFA designation. Prior to joining NorthRoad in 2005, Mr. Saunders was responsible for the International Equity Fund for the State of Wisconsin Investment Board. Mr. Saunders was Vice President, Investment Banking, for The Industrial Bank of Japan in Tokyo from 1988-1994. Prior to becoming a founding member of NorthRoad in 2002, Mr. Shore was an international and global Portfolio Manager at Lazard Asset Management. He also spent several years as a global industrials analyst. Before Lazard, he was an international Portfolio Manager/Analyst with Brandes Investment Partners, Inc. Prior to becoming a founding member of NorthRoad in 2002, Mr. Vars was an international and global Portfolio Manager at Lazard Asset Management. He also spent several years as a global auto industry analyst as well as a quantitative analyst. Before joining Lazard in 1995, he was an analyst at Asset Strategy Consulting. Collectively, Messrs. Saunders, Shore and Vars have co-managed the fund since June 2011. Prior to June 2011, the fund was called the Madison Mosaic Small/Mid-Cap Fund and managed by a different team of portfolio managers utilizing a different investment strategy than that used currently.
Lazard Asset Management LLC
Madison has delegated the day-to-day management of the following fund to Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, 59th Floor, New York, New York 10112. Lazard began managing separate account international equity portfolios in 1985. Lazard employs over approximately 230 global investment professionals, with smaller teams responsible for portfolio construction. Lazard is a New York-based subsidiary of Lazard Frères & Co. LLC (“LF & Co.”), a New York limited liability company. Lazard provides its institutional and private clients with a wide variety of investment banking, brokerage management and related services. LF & Co. established Lazard as its investment management division and registered it with the SEC as an investment adviser on May 1, 1970. Investment management services are also provided by Lazard Asset Management Limited, based in London, Lazard Asset Management (Deutschland) GmbH, based in Frankfurt, Lazard Asset Management Italy, based in Milan, Lazard Japan Asset Management KK, based in Tokyo, and Lazard Asset Management Pacific Co., based in Sydney, all of which are controlled by Lazard. Investment research is undertaken on a global basis utilizing the global investment team members worldwide. Net assets under management of Lazard were $178.6 billion as of December 31, 2014. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his or her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like-investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.
International Stock Fund. The International Stock Fund is co-managed by Michael Fry, Michael Bennett, CPA, Kevin Matthews, Michael Powers, and John Reinsberg. Michael Fry is a Managing Director and portfolio manager within Lazard Asset Management Limited in London. Prior to joining the firm in 2005, Mr. Fry held several positions at UBS Global Asset Management, including lead portfolio manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1987. Michael Bennett is a Managing Director of Lazard and a portfolio manager for the International Equity, International Equity Select, European Equity Select, and Global Equity teams. He began working in the investment field in 1987. Prior to joining Lazard in 1992, Mr. Bennett served as an international equity analyst with General Electric Investment Corporation. Previously he was with Keith Lippert Associates and Arthur Andersen & Company. Kevin Matthews is a Director of Lazard and a portfolio manager/analyst on various of Lazard's international equity teams. Mr. Matthews was a research analyst with a background in financial, automotive, aerospace and capital goods sectors. He began working in the investment field in 2001 when he joined Lazard. Michael Powers is a Managing Director of Lazard and a portfolio manager on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1990 when he joined Lazard. Mr. Reinsberg, Deputy Chairman of Lazard, is responsible for international and global products. He also oversees the day-to-day operations of Lazard’s international equity investment team. He began working in the investment field in 1981. Prior to joining Lazard in 1992, Mr. Reinsberg served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. His other past affiliations include Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. Messrs. Reinsberg and Bennett have co-managed the fund since its inception; Mr. Fry joined the team in 2002; Mr. Powers joined the team in 2005; and Mr. Matthews joined the team in 2014.
Hansberger Growth Investors, L.P.
Madison has delegated the day-to-day management of the following fund to Hansberger Growth Investors, L.P. (“Hansberger”), an affiliate of Madison whose principal place of business is the same as Madison’s: 550 Science Drive, Madison, Wisconsin 53711. Hansberger is an investment advisory firm specializing in international/global equity investing. As of December 31, 2014, Hansberger managed approximately $1.3 billion in assets, consisting primarily of institutional accounts.
International Growth Fund. The International Growth Fund is co-managed by a team comprised of Thomas R.H. Tibbles, CFA (Chief Executive Officer & Chief Investment Officer), Barry A Lockhart, CFA (Managing Director, Senior VP -Research), and Patrick Tan (Senior VP - Research). Messrs. Tibbles, Lockhart and Tan have co-managed the fund since inception of the fund in June 2003. Mr. Tibbles joined Hansberger in 1999 (then known as Hansberger Global Investors, Inc., “HGI”) and served as the Chief Investment Officer for its International Growth Strategy and Managing Director-Canada. From 1996 to 1999, Mr. Tibbles was the Head of the Global Equity Team at Indago Capital Management in Toronto, which was an affiliate of Canada Life Assurance Company (“Canada Life”). Mr. Lockhart joined HGI in 1999 and served as its Deputy Managing Director-Canada. Prior to joining HGI in 1999, Mr. Lockhart served as a Portfolio Manager and Senior Investment Analyst with responsibilities in the U.S., Far East, European and Latin American equity markets for Indago Capital Management in Toronto. Mr. Tan joined HGI in 1999, serving as a Senior Vice President, Research. From 1997 to 1999, Mr. Tan was an Analyst at Indago Capital Management in Toronto.
Information regarding the portfolio managers’ compensation, their ownership of securities in the funds and the other accounts they manage can be found in the SAI.

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the funds’ financial performance for the past five years (or since inception of the fund if less than five years). Certain information reflects financial results for a single fund share outstanding for the period presented. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions.
The financial highlights for each of the periods presented below have been derived from the funds’ financial statements and financial highlights which have been audited by an independent registered public accounting firm, whose reports, along with the funds’ financial statements and financial highlights, are incorporated by reference in the SAI and included in the funds’ annual reports, each of which is available upon request.
Deloitte & Touche LLP ("Deloitte") has audited the financial statements and financial highlights of the funds for all periods presented except that:

•
The financial statements and financial highlights of the following funds for fiscal years ending prior to 2013 were audited by another independent registered public account firm: Tax-Free Virginia, Tax-Free National, Government Bond, High Quality Bond, Corporate Bond, Dividend Income, Investors, Mid Cap, and NorthRoad International Funds.

•	The financial statements and financial highlights of the Hansberger International Growth Fund for fiscal years ending prior to 2014 were audited by another independent registered public account firm.

Madison Funds | October 31, 2014
Financial Highlights for a Share of Beneficial Interest Outstanding

	CONSERVATIVE ALLOCATION FUND
	CLASS A					CLASS B					CLASS C
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$10.68	$10.43	$9.94	$10.02	$9.34	$10.71	$10.42	$9.94	$10.03	$9.34	$10.72	$10.43	$9.95	$10.04	$9.35
Income from Investment Operations:
Net investment income[1]	0.15	0.22	0.24	0.25	0.27	0.06	0.15	0.16	0.17	0.20	0.06	0.16	0.16	0.19	0.20
Net realized and unrealized gain on investments	0.50	0.48	0.50	0.04	0.70	0.51	0.47	0.50	0.05	0.71	0.51	0.46	0.50	0.03	0.71
Total from investment operations	0.65	0.70	0.74	0.29	0.97	0.57	0.62	0.66	0.22	0.91	0.57	0.62	0.66	0.22	0.91
Less Distributions:
Distributions from net investment income	(0.14)	(0.45)	(0.25)	(0.37)	(0.29)	(0.05)	(0.33)	(0.18)	(0.31)	(0.22)	(0.05)	(0.33)	(0.18)	(0.31)	(0.22)
Distributions from capital gains	(0.04)	–	–	–	–	(0.04)	–	–	–	–	(0.04)	–	–	–	–
Total distributions	(0.18)	(0.45)	(0.25)	(0.37)	(0.29)	(0.09)	(0.33)	(0.18)	(0.31)	(0.22)	(0.09)	(0.33)	(0.18)	(0.31)	(0.22)
Net increase (decrease) in net asset value	0.47	0.25	0.49	(0.08)	0.68	0.48	0.29	0.48	(0.09)	0.69	0.48	0.29	0.48	(0.09)	0.69
Net Asset Value at end of period	$11.15	$ 10.68	$10.43	$9.94	$10.02	$11.19	$10.71	$10.42	$9.94	$10.03	$11.20	$10.72	$10.43	$9.95	$10.04
Total Return (%)[2]	6.13	6.90	7.60	3.00	10.58	5.41	6.05	6.75	2.19	9.87	5.41	6.05	6.75	2.19	9.86
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$44,438	$42,353	$41,905	$35,293	$33,274	$11,393	$11,569	$9,521	$8,203	$8,363	$18,948	$16,787	$10,813	$5,846	$5,417
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.35	2.09	2.34	2.40	2.79	0.59	1.29	1.61	1.67	2.04	0.57	1.22	1.49	1.76	2.03
Portfolio turnover (%)[3]	96	69	40	26	50	96	69	40	26	50	96	69	40	26	50

	MODERATE ALLOCATION FUND
	CLASS A					CLASS B					CLASS C
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$11.50	$10.35	$9.76	$9.63	$8.77	$11.43	$10.29	$9.70	$9.58	$8.72	$11.44	$10.30	$9.71	$9.58	$8.72
Income from Investment Operations:
Net investment income[1]	0.12	0.17	0.19	0.16	0.18	0.04	0.09	0.11	0.08	0.10	0.03	0.10	0.10	0.08	0.10
Net realized and unrealized gain on investments	0.80	1.23	0.63	0.22	0.83	0.78	1.23	0.63	0.21	0.84	0.79	1.22	0.64	0.22	0.84
Total from investment operations	0.92	1.40	0.82	0.38	1.01	0.82	1.32	0.74	0.29	0.94	0.82	1.32	0.74	0.30	0.94
Less Distributions:
Distributions from net investment income	(0.15)	(0.25)	(0.23)	(0.25)	(0.15)	(0.06)	(0.18)	(0.15)	(0.17)	(0.08)	(0.06)	(0.18)	(0.15)	(0.17)	(0.08)
Total distributions	(0.15)	(0.25)	(0.23)	(0.25)	(0.15)	(0.06)	(0.18)	(0.15)	(0.17)	(0.08)	(0.06)	(0.18)	(0.15)	(0.17)	(0.08)
Net increase in net asset value	0.77	1.15	0.59	0.13	0.86	0.76	1.14	0.59	0.12	0.86	0.76	1.14	0.59	0.13	0.86
Net Asset Value at end of period	$12.27	$11.50	$10.35	$9.76	$9.63	$12.19	$11.43	$10.29	$9.70	$9.58	$12.20	$11.44	$10.30	$9.71	$9.58
Total Return (%)[2]	8.03	13.87	8.55	3.97	11.68	7.18	12.98	7.77	3.19	10.78	7.17	12.97	7.77	3.19	10.89
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$109,148	$104,849	$92,954	$84,321	$79,765	$33,235	$33,070	$29,821	$26,928	$25,002	$8,238	$7,347	$5,253	$3,939	$3,856
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.00	1.55	1.86	1.64	1.98	0.27	0.82	1.11	0.88	1.24	0.21	0.82	1.02	0.90	1.23
Portfolio turnover (%)[3]	89	69	50	20	54	89	69	50	20	54	89	69	50	20	54

[1] Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

Madison Funds | October 31, 2014
Financial Highlights for a Share of Beneficial Interest Outstanding

	AGGRESSIVE ALLOCATION FUND
	CLASS A					CLASS B					CLASS C
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$11.72	$10.01	$9.32	$9.04	$8.12	$11.59	$9.89	$9.23	$8.96	$8.05	$11.60	$9.90	$9.24	$8.97	$8.06
Income from Investment Operations:
Net investment income (loss)[1]	0.09	0.12	0.12	0.07	0.09	0.00[4]	0.04	0.05	0.00[4]	0.03	(0.01)	0.05	0.03	(0.02)	0.03
Net realized and unrealized gain on investments	1.04	1.80	0.70	0.32	0.92	1.02	1.80	0.68	0.32	0.91	1.03	1.79	0.70	0.34	0.91
Total from investment operations	1.13	1.92	0.82	0.39	1.01	1.02	1.84	0.73	0.32	0.94	1.02	1.84	0.73	0.32	0.94
Less Distributions:
Distributions from net investment income	(0.04)	(0.21)	(0.13)	(0.11)	(0.09)	–	(0.14)	(0.07)	(0.05)	(0.03)	–	(0.14)	(0.07)	(0.05)	(0.03)
Total distributions	(0.04)	(0.21)	(0.13)	(0.11)	(0.09)	–	(0.14)	(0.07)	(0.05)	(0.03)	–	(0.14)	(0.07)	(0.05)	(0.03)
Net increase in net asset value	1.09	1.71	0.69	0.28	0.92	1.02	1.70	0.66	0.27	0.91	1.02	1.70	0.66	0.27	0.91
Net Asset Value at end of period	$12.81	$11.72	$10.01	$9.32	$9.04	$12.61	$11.59	$9.89	$9.23	$8.96	$12.62	$11.60	$9.90	$9.24	$8.97
Total Return (%)[2]	9.67	19.56	8.87	4.29	12.50	8.80	18.79	7.99	3.54	11.67	8.79	18.78	7.98	3.54	11.66
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$45,697	$41,526	$33,282	$30,190	$27,823	$13,063	$12,365	$10,787	$9,975	$9,109	$2,547	$2,116	$1,099	$828	$508
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	0.73	1.02	1.22	0.74	1.03	(0.01)	0.34	0.48	(0.00)6	0.30	(0.09)	0.10	0.32	(0.32)	0.34
Portfolio turnover (%)[3]	78	67	67	29	62	78	67	67	29	62	78	67	67	29	62

	CASH RESERVES FUND
	CLASS A					CLASS B
	Year Ended October 31,					Year Ended October 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income (loss)[1]	0.00[4]	0.00[4]	0.00[4]	0.00[4]	(0.00)[4]	0.00[4]	0.00[4]	0.00[4]	0.00[4]	(0.00)[4]
Total from investment operations	0.00[4]	0.00[4]	0.00[4]	0.00[4]	(0.00)[4]	0.00[4]	0.00[4]	0.00[4]	0.00[4]	(0.00)[4]
Net increase (decrease) in net asset value	0.00[4]	0.00[4]	0.00[4]	0.00[4]	(0.00)[4]	0.00[4]	0.00[4]	0.00[4]	0.00[4]	(0.00)[4]
Net Asset Value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)[2]	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$20,570	$24,552	$11,654	$12,298	$11,687	$461	$524	$826	$1,601	$2,056
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.55	0.55	0.55	0.55	0.55	1.30	1.30	1.30	1.30	1.30
After reimbursement of expenses by Adviser (%)	0.07[5]	0.09[5]	0.08[5]	0.10[5]	0.14[5]	0.07[5]	0.10[5]	0.07[5]	0.10[5]	0.14[5]
Ratio of net investment income (loss) to average net assets
After reimbursement and waiver of expenses by Adviser (%)	0.00[5]	(0.00)[5]	0.00[5]	0.00[5]	0.00[5]	0.00[5]	0.00[5]	0.00[5]	0.00[5]	0.00[5]

[1] Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4] Amounts represent less than $0.005 per share.
[5] Ratio is net of fees waived by the adviser and distributor.

Madison Funds | October 31, 2014
Financial Highlights for a Share of Beneficial Interest Outstanding

	TAX-FREE VIRGINIA FUND*						TAX-FREE NATIONAL FUND*
	CLASS Y						CLASS Y
	Year Ended October 31,		Year Ended September 30,				Year Ended October 31,		Year Ended September 30,
	2014	2013[6]	2013	2012	2011	2010	2014	2013[6]	2013	2012	2011	2010
Net Asset Value at beginning of period	$11.54	$11.50	$12.24	$11.92	$11.98	$11.87	$10.73	$10.70	$11.44	$11.05	$11.16	$11.09
Income from Investment Operations:
Net investment income[1]	0.30	0.03	0.32	0.35	0.35	0.37	0.29	0.03	0.32	0.33	0.34	0.36
Net realized and unrealized gain (loss) on investments	0.35	0.04	(0.65)	0.33	—	0.16	0.40	0.03	(0.66)	0.43	(0.02)	0.12
Total from investment operations	0.65	0.07	(0.33)	0.68	0.35	0.53	0.69	0.06	(0.34)	0.76	0.32	0.48
Less Distributions:
Distributions from net investment income	(0.30)	(0.03)	(0.32)	(0.35)	(0.35)	(0.37)	(0.29)	(0.03)	(0.32)	(0.33)	(0.34)	(0.36)
Distributions from capital gains	(0.19)	—	(0.09)	(0.01)	(0.06)	(0.05)	(0.05)	—	(0.08)	(0.04)	(0.09)	(0.05)
Total distributions	(0.49)	(0.03)	(0.41)	(0.36)	(0.41)	(0.42)	(0.34)	(0.03)	(0.40)	(0.37)	(0.43)	(0.41)
Net increase (decrease) in net asset value	0.16	0.04	(0.74)	0.32	(0.06)	0.11	0.35	0.03	(0.74)	0.39	(0.11)	0.07
Net Asset Value at end of period	$11.70	$11.54	$11.50	$12.24	$11.92	$11.98	$11.08	$10.73	$10.70	$11.44	$11.05	$11.16
Total Return (%)[2]	5.82	0.57[4]	(2.77)	5.75	3.10	4.54	6.52	0.52[4]	(3.03)	7.02	3.02	4.43
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$23,100	$23,408	$23,215	$26,117	$25,009	$26,170	$28,415	$27,805	$28,328	$31,526	$31,319	$29,347
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.85	0.85[5]	0.85	0.98	1.03	1.03	0.85	0.85[5]	0.85	1.00	1.06	1.06
After reimbursement of expenses by Adviser (%)	0.85	0.85[5]	0.85	—	—	—	0.85	0.85[5]	0.85	—	—	—
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.63	2.58[5]	2.71	2.88	3.03	3.10	2.65	2.79[5]	2.92	2.97	3.11	3.26
Portfolio turnover (%)[3]	16	–[4]	14	12	7	19	30	6[4]	24	13	13	19

	GOVERNMENT BOND FUND*						HIGH QUALITY BOND FUND*
	CLASS Y						CLASS Y
	Year Ended October 31,		Year Ended September 30,				Year Ended October 31,		Year Ended September 30,
	2014	2013[7]	2012	2011	2010	2009	2014	2013[7]	2012	2011	2010	2009
Net Asset Value at beginning of period	$10.65	$10.80	$10.82	$10.72	$10.63	$10.81	$11.07	$11.21	$11.15	$10.94	$10.68	$10.47
Income from Investment Operations:
Net investment income[1]	0.11	0.11	0.15	0.20	0.26	0.27	0.11	0.09	0.13	0.16	0.19	0.20
Net realized and unrealized gain (loss) on investments	(0.03)	(0.15)	0.01	0.19	0.10	(0.15)	0.01	(0.13)	0.10	0.22	0.27	0.21
Total from investment operations	0.08	(0.04)	0.16	0.39	0.36	0.12	0.12	0.04	0.23	0.38	0.46	0.41
Less Distributions:
Distributions from net investment income	(0.11)	(0.11)	(0.15)	(0.20)	(0.26)	(0.27)	(0.11)	(0.08)	(0.13)	(0.16)	(0.19)	(0.20)
Distributions from capital gains	(0.04)	—	(0.03)	(0.09)	(0.01)	(0.03)	(0.04)	(0.02)	(0.04)	(0.01)	(0.01)	—
Total distributions	(0.15)	(0.11)	(0.18)	(0.29)	(0.27)	(0.30)	(0.15)	(0.10)	(0.17)	(0.17)	(0.20)	(0.20)
Net increase (decrease) in net asset value	(0.07)	(0.15)	(0.02)	0.10	0.09	(0.18)	(0.03)	(0.14)	0.06	0.21	0.26	0.21
Net Asset Value at end of period	$10.58	$10.65	$10.80	$10.82	$10.72	$10.63	$11.04	$11.07	$11.21	$11.15	$10.94	$10.68
Total Return (%)[2]	0.76	(0.41)[4]	1.44	3.65	3.40	1.19	1.12	(0.35)[4]	2.04	3.53	4.35	3.99
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,864	$4,364	$6,123	$5,328	$5,048	$4,300	$118,082	$132,688	$109,694	$104,849	$52,388	$26,382
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.65	0.65[5]	0.61	0.69	0.68	0.69	0.49	0.49[5]	0.49	0.49	0.49	0.49
After reimbursement of expenses by Adviser (%)	0.55	0.55[5]	0.61	—	—	—	0.49	0.49[5]	—	—	—	—
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.99	1.14[5]	1.38	1.81	2.39	2.55	1.00	0.99[5]	1.15	1.48	1.76	2.21
Portfolio turnover (%)[3]	24	14[4]	23	45	20	38	20	30[4]	29	9	21	11

* The Financial Statements presented herein reflect the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.

[1] Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4] Not annualized.
[5] Annualized.
[6] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 1 month of information.
[7] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.

Madison Funds | October 31, 2014
Financial Highlights for a Share of Beneficial Interest Outstanding

	CORE BOND FUND
	CLASS A					CLASS B
	Year Ended October 31,					Year Ended October 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$10.21	$10.66	$10.59	$10.46	$10.11	$10.22	$10.67	$10.59	$10.46	$10.12
Income from Investment Operations:
Net investment income[1]	0.22	0.26	0.26	0.26	0.25	0.14	0.18	0.18	0.19	0.17
Net realized and unrealized gain (loss) on investments	0.09	(0.46)	0.07	0.13	0.35	0.08	(0.46)	0.08	0.12	0.34
Total from investment operations	0.31	(0.20)	0.33	0.39	0.60	0.22	(0.28)	0.26	0.31	0.51
Less Distributions:
Distributions from net investment income	(0.22)	(0.25)	(0.26)	(0.26)	(0.25)	(0.14)	(0.17)	(0.18)	(0.18)	(0.17)
Distributions from capital gains	(0.05)	—	—	—	—	(0.05)	—	—	—	—
Total distributions	(0.27)	(0.25)	(0.26)	(0.26)	(0.25)	(0.19)	(0.17)	(0.18)	(0.18)	(0.17)
Net increase (decrease) in net asset value	0.04	(0.45)	0.07	0.13	0.35	0.03	(0.45)	0.08	0.13	0.34
Net Asset Value at end of period	$10.25	$10.21	$10.66	$10.59	$10.46	$10.25	$10.22	$10.67	$10.59	$10.46
Total Return (%)[2]	3.04	-1.92	3.11	3.81	5.97	2.18	(2.65)	2.43	3.04	5.08
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$33,973	$40,104	$45,671	$43,775	$44,238	$3,445	$4,433	$6,088	$5,678	$8,388
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.90	0.90	0.90	0.90	0.90	1.65	1.65	1.65	1.65	1.65
After reimbursement of expenses by Adviser (%)	0.90	0.90	0.90	0.90	0.90	1.65	1.65	1.65	1.65	1.65
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.10	2.42	2.41	2.54	2.42	1.36	1.68	1.66	1.78	1.68
Portfolio turnover (%)[3]	41	24	6	12	7	41	24	6	12	7

	CORE BOND FUND							CORPORATE BOND FUND*
	CLASS Y					CLASS R6		CLASS Y
	Year Ended October 31,					Year Ended 10/31/14	Inception to 10/31/13[6]	Year Ended October 31,		Year Ended December 31,
	2014	2013	2012	2011	2010			2014	2013[8]	2012	2011	2010	2009
Net Asset Value at beginning of period	$10.19	$10.64	$10.58	$10.46	$10.11	$10.20	$10.53	$11.27	$11.67	$11.27	$10.81	$10.68	$10.16
Income from Investment Operations:
Net investment income[1]	0.23	0.28	0.29	0.29	0.27	0.20	0.14	0.25	0.19	0.24	0.22	0.48	0.53
Net realized and unrealized gain (loss) on investments	0.09	(0.45)	0.06	0.12	0.35	0.13	(0.34)	0.22	(0.38)	0.39	0.61	0.13	0.52
Total from investment operations	0.32	(0.17)	0.35	0.41	0.62	0.33	(0.20)	0.47	(0.19)	0.63	0.83	0.61	1.05
Less Distributions:
Distributions from net investment income	(0.24)	(0.28)	(0.29)	(0.29)	(0.27)	(0.24)	(0.13)	(0.25)	(0.19)	(0.23)	(0.36)	(0.48)	(0.53)
Distributions from capital gains	(0.05)	—	—	—	—	(0.05)	—	—	(0.02)	(0.00)[7]	(0.01)	—	—
Total distributions	(0.29)	(0.28)	(0.29)	(0.29)	(0.27)	(0.29)	(0.13)	(0.25)	(0.21)	(0.23)	(0.37)	(0.48)	(0.53)
Net increase (decrease) in net asset value	0.03	(0.45)	0.06	0.12	0.35	0.04	(0.33)	0.22	(0.40)	0.40	0.46	0.13	0.52
Net Asset Value at end of period	$10.22	$10.19	$10.64	$10.58	$10.46	$10.24	$10.20	$11.49	$11.27	$11.67	$11.27	$10.81	$10.68
Total Return (%)[2]	3.23	-1.65	3.36	4.03	6.23	3.32	(1.86)[4]	4.21	(1.58)[4]	5.72	7.83	5.81	10.58
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$187,790	$109,247	$74,486	$145,125	$164,190	$10	$10	$27,010	$19,743	$19,813	$17,550	$1,069	$987
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.65	0.65	0.65	0.65	0.65	0.54	0.53[5]	0.65	0.65[5]	0.67	0.69	0.06	—
After reimbursement of expenses by Adviser (%)	0.65	0.65	0.65	0.65	0.65	0.54	0.53[5]	0.65	0.65[5]	—	—	—	—
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.30	2.64	2.64	2.79	2.67	1.99	2.71[5]	2.22	2.05[5]	2.04	1.98	4.44	5.05
Portfolio turnover (%)[3]	41	24	6	12	7	41	24[4]	31	10[4]	11	10	14	18

* The Financial Statements presented herein reflect the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.

[1] Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4] Not annualized.
[5] Annualized.
[6] Commenced investment operations at the close of business on April 22, 2013.
[7] Amounts represent less than $0.005 per share.
[8] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.

Madison Funds | October 31, 2014
Financial Highlights for a Share of Beneficial Interest Outstanding

	HIGH INCOME FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$7.15	$7.15	$6.95	$7.10	$6.66	$7.30	$7.26	$7.05	$7.19	$6.74	$7.09	$7.10	$6.92	$7.09	$6.65
Income from Investment Operations:
Net investment income[1]	0.35	0.41	0.45	0.48	0.51	0.30	0.37	0.40	0.44	0.46	1.02	0.45	0.47	0.49	0.52
Net realized and unrealized gain (loss) on investments	—	0.03	0.20	(0.16)	0.43	—	0.03	0.20	(0.17)	0.44	(0.65)	0.01	0.19	(0.16)	0.44
Total from investment operations	0.35	0.44	0.65	0.32	0.94	0.30	0.40	0.60	0.27	0.90	0.37	0.46	0.66	0.33	0.96
Less Distributions:
Distributions from net investment income	(0.36)	(0.44)	(0.45)	(0.47)	(0.50)	(0.30)	(0.36)	(0.39)	(0.41)	(0.45)	(0.38)	(0.47)	(0.48)	(0.50)	(0.52)
Distributions from capital gains	(0.35)	—	—	—	—	(0.35)	—	—	—	—	(0.35)	—	—	—	—
Total distributions	(0.71)	(0.44)	(0.45)	(0.47)	(0.50)	(0.65)	(0.36)	(0.39)	(0.41)	(0.45)	(0.73)	(0.47)	(0.48)	(0.50)	(0.52)
Net increase (decrease) in net asset value	(0.36)	—	0.20	(0.15)	0.44	(0.35)	0.04	0.21	(0.14)	0.45	(0.36)	(0.01)	0.18	(0.17)	0.44
Net Asset Value at end of period	$6.79	$7.15	$7.15	$6.95	$7.10	$6.95	$7.30	$7.26	$7.05	$7.19	$6.73	$7.09	$7.10	$6.92	$7.09
Total Return (%)2	5.20	6.29	9.67	4.61	14.73	4.47	5.60	8.74	3.89	13.86	5.59	6.68	9.92	4.81	15.04
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$28,596	$28,530	$27,061	$25,299	$24,986	$2,267	$2,566	$2,983	$3,023	$4,571	$388	$17,449	$53,121	$81,572	$94,907
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.00	1.00	1.00	1.00	1.00	1.75	1.75	1.75	1.75	1.75	0.75	0.75	0.75	0.75	0.75
After reimbursement of expenses by Adviser (%)	1.00	1.00	1.00	1.00	1.00	1.75	1.75	1.75	1.75	1.75	0.75	0.75	0.75	0.75	0.75
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	5.05	5.63	6.35	6.73	7.38	4.30	4.89	5.60	6.01	6.62	5.36	5.95	6.61	7.00	7.61
Portfolio turnover (%)[3]	52	28	36	55	47	52	28	36	55	47	52	28	36	55	47

	DIVERSIFIED INCOME FUND
	CLASS A					CLASS B					CLASS C
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,		Inception to 10/31/12[4]
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010	2014	2013
Net Asset Value at beginning of period	$13.89	$12.54	$11.68	$11.16	$10.17	$13.98	$12.61	$11.74	$11.22	$10.22	$13.97	$12.61	$12.53
Income from Investment Operations:
Net investment income[1]	0.23	0.24	0.26	0.29	0.34	0.13	0.13	0.18	0.20	0.26	0.13	0.13	0.04
Net realized and unrealized gain on investments	0.90	1.35	0.86	0.52	0.98	0.90	1.37	0.86	0.52	0.99	0.91	1.36	0.08
Total from investment operations	1.13	1.59	1.12	0.81	1.32	1.03	1.50	1.04	0.72	1.25	1.04	1.49	0.12
Less Distributions:
Distributions from net investment income	(0.23)	(0.24)	(0.26)	(0.29)	(0.33)	(0.13)	(0.13)	(0.17)	(0.20)	(0.25)	(0.13)	(0.13)	(0.04)
Total distributions	(0.23)	(0.24)	(0.26)	(0.29)	(0.33)	(0.13)	(0.13)	(0.17)	(0.20)	(0.25)	(0.13)	(0.13)	(0.04)
Net increase in net asset value	0.90	1.35	0.86	0.52	0.99	0.90	1.37	0.87	0.52	1.00	0.91	1.36	0.08
Net Asset Value at end of period	$14.79	$13.89	$12.54	$11.68	$11.16	$14.88	$13.98	$12.61	$11.74	$11.22	$14.88	$13.97	$12.61
Total Return (%)[2]	8.22	12.76	9.69	7.32	13.15	7.37	11.99	8.89	6.47	12.35	7.38	11.91	0.94[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$119,364	$105,521	$86,952	$72,913	$73,040	$14,378	$14,297	$14,387	$15,906	$18,511	$11,545	$6,732	$924
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.10	1.10	1.10	1.10	1.10	1.85	1.85	1.85	1.85	1.85	1.85	1.84	1.83[6]
After reimbursement of expenses by Adviser (%)	1.10	1.10	1.10	1.10	1.10	1.85	1.85	1.85	1.85	1.85	1.85	1.84	1.83[6]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.61	1.75	2.14	2.51	3.10	0.86	1.01	1.42	1.77	2.35	0.83	0.88	0.83[6]
Portfolio turnover (%)[3]	23	18	21	17	24	23	18	21	17	24	23	18	21[5]

[1] Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4] Commenced investment operations July 31, 2012.
[5] Not annualized.
[6] Annualized.

Madison Funds | October 31, 2014
Financial Highlights for a Share of Beneficial Interest Outstanding

	COVERED CALL & EQUITY INCOME FUND[1]
	CLASS A					CLASS C			CLASS Y
	Year Ended October 31,				Inception to 10/31/10[2]	Year Ended October 31,		Inception to 10/31/12[9]	Year Ended October 31,				Inception to 10/31/10[2]
	2014	2013	2012	2011		2014	2013		2014	2013	2012	2011
Net Asset Value at beginning of period	$9.99	$9.76	$9.76	$10.27	$10.00	$9.89	$9.74	$9.66	$10.08	$9.82	$9.81	$10.29	$10.00
Income from Investment Operations:
Net investment income (loss)[3]	0.08	0.02	0.00[8]	0.00[8]	(0.04)	0.08	0.20	0.00[8]	0.22	(0.28)	0.00[8]	0.03	(0.04)
Net realized and unrealized gain on investments	0.77	1.12	0.82	0.50	0.71	0.69	0.86	0.28	0.67	1.45	0.84	0.50	0.73
Total from investment operations	0.85	1.14	0.82	0.50	0.67	0.77	1.06	0.28	0.89	1.17	0.84	0.53	0.69
Less Distributions:
Distributions from net investment income	(0.60)	(0.60)	—	—	—	(0.60)	(0.60)	—	(0.62)	(0.60)	(0.02)	—	—
Distributions from capital gains	(0.32)	(0.31)	(0.82)	(1.01)	(0.40)	(0.32)	(0.31)	(0.20)	(0.32)	(0.31)	(0.81)	(1.01)	(0.40)
Total distributions	(0.92)	(0.91)	(0.82)	(1.01)	(0.40)	(0.92)	(0.91)	(0.20)	(0.94)	(0.91)	(0.83)	(1.01)	(0.40)
Net increase (decrease) in net asset value	(0.07)	0.23	—	(0.51)	0.27	(0.15)	0.15	0.08	(0.05)	0.26	0.01	(0.48)	0.29
Net Asset Value at end of period	$9.92	$9.99	$9.76	$9.76	$10.27	$9.74	$9.89	$9.74	$10.03	$10.08	$9.82	$9.81	$10.29
Total Return (%)[4]	8.90	12.29	8.61	5.22	7.03[5]	8.01	11.44	2.88[5]	9.08	12.60	8.73	5.51	7.23[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$11,373	$7,559	$6,297	$4,072	$2,886	$4,805	$2,258	$527	$43,891	$29,307	$81,779	$63,395	$32,634
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.25	1.25	1.24	1.25	1.25[6]	2.00	2.00	1.96[6]	1.03	1.00	1.00	1.00	1.00[6]
After reimbursement of expenses by Adviser (%)	1.25	1.25	1.24	1.25	1.25[6]	2.00	2.00	1.96[6]	1.03	1.00	1.00	1.00	1.00[6]
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	(0.30)	(0.12)	(0.15)	(0.44)	(0.64)[6]	(0.82)	(0.91)	(0.89)[6]	(0.06)	0.14	0.09	(0.15)	(0.46)[6]
Portfolio turnover (%)[7]	139	100	84	107	58[5]	139	100	84[5]	139	100	84	107	58[5]

	COVERED CALL & EQUITY INCOME FUND[1]			DIVIDEND INCOME FUND*
	CLASS R6			CLASS Y
	Year Ended October 31,		Inception to 10/31/12[9]	Year Ended October 31,		Year Ended December 31,
	2014	2013		2014	2013[10]	2012	2011	2010	2009
Net Asset Value at beginning of period	$10.09	$9.82	$9.72	$21.94	$17.90	$17.17	$17.50	$16.39	$13.29
Income from Investment Operations:
Net investment income[3]	0.13	0.04	0.008	0.38	0.28	0.36	0.20	0.19	0.17
Net realized and unrealized gain on investments	0.78	1.14	0.30	2.29	4.03	1.50	0.10	1.11	3.10
Total from investment operations	0.91	1.18	0.30	2.67	4.31	1.86	0.30	1.30	3.27
Less Distributions:
Distributions from net investment income	(0.62)	(0.60)	—	(0.38)	(0.27)	(0.35)	(0.20)	(0.19)	(0.17)
Distributions from capital gains	(0.32)	(0.31)	(0.20)	(0.64)	—	(0.78)	(0.43)	—	—
Total distributions	(0.94)	(0.91)	(0.20)	(1.02)	(0.27)	(1.13)	(0.63)	(0.19)	(0.17)
Net increase (decrease) in net asset value	(0.03)	0.27	0.10	1.65	4.04	0.73	(0.33)	1.11	3.10
Net Asset Value at end of period	$10.06	$10.09	$9.82	$23.59	$21.94	$17.90	$17.17	$17.50	$16.39
Total Return (%)[4]	9.29	12.75	3.07[5]	12.42	24.18[5]	10.86	1.73	8.02	24.82
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$152	$116	103	$21,518	$18,658	$13,263	$11,189	$12,256	$12,119
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.87	0.87	0.86[6]	1.10	1.10[6]	1.17	1.25	1.24	1.25
After reimbursement of expenses by Adviser (%)	0.87	0.87	0.86[6]	0.95	0.95[6]	1.09	—	—	—
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.10	0.21	0.17[6]	1.66	1.66[6]	1.95	—	—	—
Portfolio turnover (%)7	139	100	84[5]	29	16[5]	61	56	39	57

* The Financial Statements presented herein reflect the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.

[1] Prior to close of business on February 28, 2014, the Fund was known as the Equity Income Fund..
[2] Fund was seeded on October 31, 2009.
[3] Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[4] Total return without applicable sales charge.
[5] Not annualized.
6 Annualized.
[7] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[8] Amounts represent less than $0.005 per share.
[9] Class was launched on July 31, 2012.
[10] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.

Madison Funds | October 31, 2014
Financial Highlights for a Share of Beneficial Interest Outstanding

	LARGE CAP VALUE FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$17.04	$13.99	$12.42	$11.40	$10.57	$16.74	$13.74	$12.21	$11.20	$10.38	$17.06	$14.01	$12.44	$11.42	$10.58
Income from Investment Operations:
Net investment income[1]	0.13	0.18	0.21	0.18	0.12	0.04	0.12	0.16	0.12	0.06	0.19	0.19	0.22	0.23	0.15
Net realized and unrealized gain on investments	2.15	3.07	1.55	0.98	0.85	2.07	2.98	1.47	0.94	0.82	2.14	3.10	1.57	0.97	0.86
Total from investment operations	2.28	3.25	1.76	1.16	0.97	2.11	3.10	1.63	1.06	0.88	2.33	3.29	1.79	1.20	1.01
Less Distributions:
Distributions from net investment income	(0.14)	(0.20)	(0.19)	(0.14)	(0.14)	(0.01)	(0.10)	(0.10)	(0.05)	(0.06)	(0.19)	(0.24)	(0.22)	(0.18)	(0.17)
Total distributions	(0.14)	(0.20)	(0.19)	(0.14)	(0.14)	(0.01)	(0.10)	(0.10)	(0.05)	(0.06)	(0.19)	(0.24)	(0.22)	(0.18)	(0.17)
Net increase in net asset value	2.14	3.05	1.57	1.02	0.83	2.10	3.00	1.53	1.01	0.82	2.14	3.05	1.57	1.02	0.84
Net Asset Value at end of period	$19.18	$17.04	$13.99	$12.42	$11.40	$18.84	$16.74	$13.74	$12.21	$11.20	$19.20	$17.06	$14.01	$12.44	$11.42
Total Return (%)[2]	13.47	23.58	14.37	10.27	9.22	12.61	22.69	13.41	9.52	8.45	13.74	23.86	14.64	10.53	9.58
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$70,495	$67,048	$58,537	$54,271	$53,520	$4,867	$5,222	$5,768	$7,199	$8,863	$128,456	$132,206	$84,545	$78,344	$90,233
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.16	1.16	1.16	1.16	1.16	1.91	1.91	1.91	1.91	1.91	0.91	0.91	0.91	0.91	0.91
After reimbursement of expenses by Adviser (%)	1.16	1.16	1.16	1.16	1.16	1.91	1.91	1.91	1.91	1.91	0.91	0.91	0.91	0.91	0.91
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.69	1.12	1.51	1.44	1.07	(0.06)	0.40	0.79	0.70	0.31	0.92	1.33	1.76	1.69	1.31
Portfolio turnover (%)[3]	85	33	25	39	70	85	33	25	39	70	85	33	25	39	70

	INVESTORS FUND*
	CLASS A		CLASS Y						CLASS R6
	Year Ended 10/31/14	Inception to 10/31/13[6]	Year Ended October 31,		Year Ended December 31,				Year Ended 10/31/14	Inception to 10/31/13[6]
			2014	2013[7]	2012	2011	2010	2009
Net Asset Value at beginning of period	$22.49	$22.06	$22.50	$18.56	$16.40	$16.55	$15.07	$11.31	$22.51	$22.06
Income from Investment Operations:
Net investment income[1]	0.03	—	0.12	0.10	0.13	0.15	0.09	0.05	0.17	—
Net realized and unrealized gain (loss) on investments	3.18	0.43	3.15	3.94	2.17	(0.15)	1.48	3.76	3.16	0.45
Total from investment operations	3.21	0.43	3.27	4.04	2.30	—	1.57	3.81	3.33	0.45
Less Distributions:
Distributions from net investment income	(0.01)	—	(0.02)	(0.10)	(0.14)	(0.15)	(0.09)	(0.05)	(0.02)	—
Distributions from capital gains	(0.68)	—	(0.68)	—	—	—	—	—	(0.68)	—
Total distributions	(0.69)	—	(0.70)	(0.10)	(0.14)	(0.15)	(0.09)	(0.05)	(0.70)	—
Net increase (decrease) in net asset value	2.52	0.43	2.57	3.94	2.16	(0.15)	1.48	3.76	2.63	0.45
Net Asset Value at end of period	$25.01	$22.49	$25.07	$22.50	$18.56	$16.40	$16.55	$15.07	$25.14	$22.51
Total Return (%)[2]	14.55	1.95[4]	14.84	21.78[4]	14.05	—	10.44	33.73	15.10	2.04[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,340	$280	$166,819	$196,164	$35,176	$36,339	$42,882	$39,684	$5,200	$7,234
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.28	1.20[5]	1.02	1.04[5]	1.05	0.99	0.99	1.00	0.69	0.65[5]
After reimbursement of expenses by Adviser (%)	1.13	1.06[5]	0.87	0.89[5]	0.97	—	—	—	0.64	0.56[5]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.15	(0.22)[5]	0.43	0.41[5]	0.75	—	—	—	0.65	0.23[5]
Portfolio turnover (%)[3]	52	34[4]	52	34[4]	47	36	41	74	52	34[4]

* The Financial Statements presented herein reflect the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.

[1] Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4] Not annualized.
[5] Annualized.
[6] Class was launched on September 20, 2013.
[7] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.

Madison Funds | October 31, 2014
Financial Highlights for a Share of Beneficial Interest Outstanding

	LARGE CAP GROWTH FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$21.06	$17.18	$16.00	$15.20	$13.15	$19.02	$15.61	$14.64	$13.99	$12.16	$21.24	$17.33	$16.11	$15.30	$13.23
Income from Investment Operations:
Net investment income (loss)[2]	0.05	0.07	0.01	(0.01)	0.02	(0.17)	(0.12)	(0.12)	(0.13)	(0.08)	0.09	0.11	0.06	0.04	0.07
Net realized and unrealized gain on investments	3.17	3.88	1.17	0.83	2.08	2.92	3.56	1.09	0.78	1.91	3.22	3.91	1.18	0.82	2.08
Total from investment operations	3.22	3.95	1.18	0.82	2.10	2.75	3.44	0.97	0.65	1.83	3.31	4.02	1.24	0.86	2.15
Less Distributions:
Distributions from net investment income	—	(0.07)	—	(0.02)	(0.05)	—	(0.03)	—	—	—	(0.05)	(0.11)	(0.02)	(0.05)	(0.08)
Distributions from capital gains	(0.78)	—	—	—	—	(0.78)	—	—	—	—	(0.78)	—	—	—	—
Total distributions	(0.78)	(0.07)	—	(0.02)	(0.05)	(0.78)	(0.03)	—	—	—	(0.83)	(0.11)	(0.02)	(0.05)	(0.08)
Net increase in net asset value	2.44	3.88	1.18	0.80	2.05	1.97	3.41	0.97	0.65	1.83	2.48	3.91	1.22	0.81	2.07
Net Asset Value at end of period	$23.50	$21.06	$17.18	$16.00	$15.20	$20.99	$19.02	$15.61	$14.64	$13.99	$23.72	$21.24	$17.33	$16.11	$15.30
Total Return (%)[3]	15.63	23.05	7.38	5.39	15.96	14.76	22.08	6.63	4.65	15.05	15.94	23.33	7.72	5.63	16.26
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$64,468	$59,187	$49,824	$48,068	$48,389	$4,726	$5,102	$5,731	$7,581	$9,698	$118,009	$92,067	$63,956	$61,122	$94,475
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.20	1.20	1.20	1.20	1.20	1.95	1.95	1.95	1.95	1.95	0.95	0.95	0.95	0.95	0.95
After reimbursement of expenses by Adviser (%)	1.20	1.20	1.20	1.20	1.20	1.95	1.95	1.95	1.95	1.95	0.95	0.95	0.95	0.95	0.95
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	0.20	0.34	0.08	(0.05)	0.13	(0.54)	(0.37)	(0.68)	(0.79)	(0.62)	0.44	0.57	0.33	0.22	0.38
Portfolio turnover (%)[6]	40	58	71	77	79	40	58	71	77	79	40	58	71	77	79

	MID CAP FUND*
	CLASS A		CLASS B		CLASS Y						CLASS R6
	Year Ended 10/31/14	Inception to 10/31/13[1]	Year Ended 10/31/14	Inception to 10/31/13[1]	Year Ended October 31,		Year Ended December 31,				Year Ended October 31,		Year Ended 12/31/12[7,9]
					2014	2013[8]	2012[7]	2011[7]	2010[7]	2009[7]	2014	2013[8]
Net Asset Value at beginning of period	$9.48	$8.41	$8.55	$7.62	$9.66	$8.31	$7.45	$7.40	$6.11	$4.91	$9.68	$8.30	$7.42
Income from Investment Operations:
Net investment income (loss)[2]	(0.04)	(0.03)	(0.14)	(0.06)	(0.02)	(0.02)	—	(0.01)	(0.02)	(0.02)	0.02	0.01	0.08
Net realized and unrealized gain on investments	1.01	1.10	0.95	0.99	1.03	2.11	1.17	0.39	1.31	1.22	1.03	2.11	1.12
Total from investment operations	0.97	1.07	0.81	0.93	1.01	2.09	1.17	0.38	1.29	1.20	1.05	2.12	1.20
Less Distributions:
Distributions from net investment income	—	—	—	—	—	—	—	—	—	—	—	(0.01)
Distributions from capital gains	(0.67)	—	(0.67)	—	(0.67)	(0.74)	(0.31)	(0.33)	—	—	(0.67)	(0.74)	(0.31)
Total distributions	(0.67)	—	(0.67)	—	(0.67)	(0.74)	(0.31)	(0.33)	—	—	(0.67)	(0.74)	(0.32)
Net increase in net asset value	0.30	1.07	0.14	0.93	0.34	1.35	0.86	0.05	1.29	1.20	0.38	1.38	0.88
Net Asset Value at end of period	$9.78	$9.48	$8.69	$8.55	$10.00	$9.66	$8.31	$7.45	$7.40	$6.11	$10.06	$9.68	$8.30
Total Return (%)[3]	10.65	12.72[4]	9.89	12.20[4]	10.88	22.68[4]	15.69	5.10	21.15	24.51	11.29	23.05[4]	7.34[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$57,117	$56,578	$4,235	$5,476	$224,181	$255,263	$168,428	$160,328	$159,413	$140,548	$5,118	$6,270	$4,856
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.40	1.40[5]	2.15	2.15[5]	1.15	1.15[5]	1.20	1.25	1.25	1.26	0.77	0.77[5]	0.76[5]
After reimbursement of expenses by Adviser (%)	1.40	1.40[5]	2.15	2.15[5]	1.15	1.15[5]	—	—	—	—	0.77	0.77[5]	—
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	(0.42)	(0.64)[5]	(1.19)	(1.39)[5]	(0.17)	(0.29)[5]	—	(0.20)	(0.26)	(0.36)	0.20	0.11[5]	1.19[5]
Portfolio turnover (%)[6]	33	21[4]	33	21[4]	33	21[4]	28	32	57	63	33	21[4]	28[4]

* The Financial Statements presented herein reflect the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.

[1] For accounting purposes, the Mid-Cap Fund Class A & B are treated as having commenced investment operations at the close of business on April 19, 2013.
[2] Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[3] Total return without applicable sales charge.
[4] Not annualized.
[5] Annualized.
[6] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[7] The financial highlights prior to April 22, 2013 are those of the Madison Mosaic Mid Cap Fund, the accounting survivor of the reorganization of the Madison Mid Cap and Madison Mosaic Mid Cap Funds. The net asset values and other per share information of the Madison Mosaic Mid Cap Fund have been restated by the conversion ratio of 1.5634 for Class Y shares and 1.5696 for Class R6 shares to reflect those of the legal survivor of the reorganization, the Madison Mosaic Mid Cap Fund, which was renamed the Madison Mid Cap Fund after reorganization.

[8] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.
[9] Class was launched on February 29, 2012.

Madison Funds | October 31, 2014
Financial Highlights for a Share of Beneficial Interest Outstanding

	SMALL CAP FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$14.87	$11.81	$10.79	$9.93	$8.24	$14.38	$11.45	$10.55	$9.78	$8.18	$14.88	$11.82	$10.77	$9.91	$8.22
Income from Investment Operations:
Net investment income (loss)[2]	0.06	0.02	0.06	0.04	0.007	(0.05)	(0.06)	(0.02)	(0.06)	(0.07)	0.07	0.02	0.10	0.07	0.03
Net realized and unrealized gain on investments	0.88	3.68	1.31	0.86	1.70	0.85	3.56	1.27	0.86	1.67	0.91	3.71	1.30	0.85	1.69
Total from investment operations	0.94	3.70	1.37	0.90	1.70	0.80	3.50	1.25	0.80	1.60	0.98	3.73	1.40	0.92	1.72
Redemption Fees	—	—	—	0.01	—	—	—	—	—	—	—	—	—	—	—
Less Distributions:
Distributions from net investment income	—	(0.09)	—	(0.05)	(0.01)	—	(0.02)	—	(0.03)	—	(0.00)[7]	(0.12)	—	(0.06)	(0.03)
Distributions from capital gains	(0.60)	(0.55)	(0.35)	—	—	(0.60)	(0.55)	(0.35)	—	—	(0.60)	(0.55)	(0.35)	—	—
Total distributions	(0.60)	(0.64)	(0.35)	(0.05)	(0.01)	(0.60)	(0.57)	(0.35)	(0.03)	—	(0.60)	(0.67)	(0.35)	(0.06)	(0.03)
Net increase in net asset value	0.34	3.06	1.02	0.86	1.69	0.20	2.93	0.90	0.77	1.60	0.38	3.06	1.05	0.86	1.69
Net Asset Value at end of period	$15.21	$14.87	$11.81	$10.79	$9.93	$14.58	$14.38	$11.45	$10.55	$9.78	$15.26	$14.88	$11.82	$10.77	$9.91
Total Return (%)[3]	6.45	32.85	13.08	9.12	20.60	5.66	31.92	12.21	8.20	19.56	6.72	33.17	13.39	9.29	20.90
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,639	$4,566	$3,941	$3,201	$2,540	$522	$497	$318	$266	$262	$60,279	$45,217	$13,808	$17,039	$29,240
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.50	1.50	1.50	1.50	1.50	2.25	2.25	2.25	2.25	2.25	1.25	1.25	1.25	1.25	1.25
After reimbursement of expenses by Adviser (%)	1.50	1.50	1.50	1.50	1.50	2.25	2.25	2.25	2.25	2.25	1.25	1.25	1.25	1.25	1.25
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	0.35	0.14	0.53	0.33	0.04	(0.40)	(0.62)	(0.22)	(0.42)	(0.72)	0.59	0.28	0.77	0.69	0.29
Portfolio turnover (%)[6]	29	22	15	15	40	29	22	15	15	40	29	22	15	15	40

	NORTHROAD INTERNATIONAL FUND*
	CLASS Y						CLASS R6
	Year Ended October 31,		Year Ended December 31,				Year Ended October 31,		Inception to 12/31/12[1]
	2014	2013[8]	2012	2011	2010[9]	2009[9]	2014	2013[8]
Net Asset Value at beginning of period	$12.25	$10.39	$9.28	$13.30	$11.92	$10.00	$12.28	$10.39	$9.28
Income from Investment Operations:
Net investment income (loss)[2]	0.19	0.19	0.19	0.04	0.00[7]	(0.03)	0.24	0.22	0.19
Net realized and unrealized gain (loss) on investments	(0.41)	1.67	1.09	(1.03)	2.20	3.01	(0.43)	1.67	1.11
Total from investment operations	(0.22)	1.86	1.28	(0.99)	2.20	2.98	(0.19)	1.89	1.30
Less Distributions:
Distributions from net investment income	(0.20)	—	(0.17)	(0.04)	(0.00)[7]	—	(0.20)	—	(0.19)
Distributions from capital gains	(0.29)	—	—	(2.99)	(0.82)	(1.06)	(0.29)	—	—
Total distributions	(0.49)	—	(0.17)	(3.03)	(0.82)	(1.06)	(0.49)	—	(0.19)
Net increase (decrease) in net asset value	(0.71)	1.86	1.11	(4.02)	1.38	1.92	(0.68)	1.89	1.11
Net Asset Value at end of period	$11.54	$12.25	$10.39	$9.28	$13.30	$11.92	$11.60	$12.28	$10.39
Total Return (%)[3]	(1.91)	17.90[4]	13.76	(6.43)	18.42	29.66	(1.66)	18.19[4]	6.70[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$36,751	$32,616	$28,856	$1,621	$1,763	$1,056	$8,674	$12	$11
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.15	1.15[5]	1.15	1.20	1.25	1.24	0.83	0.83[5]	0.83[5]
After reimbursement of expenses by Adviser (%)	1.15	1.15[5]	—	—	—	—	0.83	0.83[5]	—
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	1.68	2.01[5]	1.94	0.43	0.02	(0.31)	2.67	2.33[5]	2.33[5]
Portfolio turnover (%)[6]	30	15[4]	12	129	61	74	30	15[4]	12[4]

* The Financial Statements presented herein reflect the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.

[1] Class was launched on February 29, 2012.
[2] Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3] Total return without applicable sales charge.
[4] Not annualized.
[5] Annualized.
[6] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[7] Amounts represent less than $0.005 per share.
[8] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.
[9] Prior to June 30, 2011, the NorthRoad International Fund was known as the Small/Mid-Cap Fund. Inception of the fund was December 31, 2008.

Madison Funds | October 31, 2014
Financial Highlights for a Share of Beneficial Interest Outstanding

	INTERNATIONAL STOCK FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$13.16	$10.81	$10.12	$10.58	$9.94	$12.87	$10.58	$9.92	$10.39	$9.76	$13.18	$10.82	$10.13	$10.59	$9.95
Income from Investment Operations:
Net investment income[2]	0.16	0.13	0.14	0.16	0.12	0.10	0.07	0.09	0.08	0.05	0.73	0.13	0.18	0.21	0.22
Net realized and unrealized gain (loss) on investments	(0.02)	2.35	0.76	(0.47)	0.77	(0.06)	2.28	0.72	(0.47)	0.75	(0.56)	2.38	0.75	(0.49)	0.69
Total from investment operations	0.14	2.48	0.90	(0.31)	0.89	0.04	2.35	0.81	(0.39)	0.80	0.17	2.51	0.93	(0.28)	0.91
Less Distributions:
Distributions from net investment income	(0.10)	(0.13)	(0.21)	(0.15)	(0.25)	(0.02)	(0.06)	(0.15)	(0.08)	(0.17)	(0.13)	(0.15)	(0.24)	(0.18)	(0.27)
Total distributions	(0.10)	(0.13)	(0.21)	(0.15)	(0.25)	(0.02)	(0.06)	(0.15)	(0.08)	(0.17)	(0.13)	(0.15)	(0.24)	(0.18)	(0.27)
Net increase (decrease) in net asset value	0.04	2.35	0.69	(0.46)	0.64	0.02	2.29	0.66	(0.47)	0.63	0.04	2.36	0.69	(0.46)	0.64
Net Asset Value at end of period	$13.20	$13.16	$10.81	$10.12	$10.58	$12.89	$12.87	$10.58	$9.92	$10.39	$13.22	$13.18	$10.82	$10.13	$10.59
Total Return (%)[4]	1.09	23.11	9.23	(3.00)	9.01	0.31	22.26	8.39	(3.77)	8.26	1.29	23.44	9.61	(2.85)	9.28
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$23,012	$24,571	$21,002	$20,763	$23,505	$2,061	$2,946	$3,206	$3,872	$4,854	$7,938	$34,634	$23,294	$44,358	$74,421
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.60	1.60	1.60	1.60	1.60	2.35	2.35	2.35	2.35	2.35	1.35	1.35	1.35	1.35	1.35
After reimbursement of expenses by Adviser (%)	1.60	1.60	1.60	1.60	1.60	2.35	2.35	2.35	2.35	2.35	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.13	1.02	1.35	1.45	1.19	0.29	0.28	0.59	0.72	0.43	1.65	1.26	1.36	1.70	1.42
Portfolio turnover (%)[9]	44	53	41	44	52	44	53	41	44	52	44	53	41	44	52

	HANSBERGER INTERNATIONAL GROWTH FUND*
	CLASS I					CLASS Y
	Year Ended 10/31/14[1]	Year Ended December 31,				Year Ended 10/31/14[1]	Year Ended December 31,
		2013	2012	2011	2010		2013	2012	2011	2010
Net Asset Value at beginning of period	$17.88	$15.42	$13.11	$16.16	$15.02	$17.89	$15.42	$13.11	$16.16	$15.01
Income from Investment Operations:
Net investment income[2]	0.26	0.17[3]	0.21[3]	0.21[3]	0.15[3]	0.14	0.13[3]	0.17[3]	0.19[3]	0.12[3]
Net realized and unrealized gain (loss) on investments	(1.44)	2.52	2.33	(3.06)	1.14	(1.35)	2.53	2.32	(3.07)	1.15
Total from investment operations	(1.18)	2.69	2.54	(2.85)	1.29	(1.21)	2.66	2.49	(2.88)	1.27
Less Distributions:
Distributions from net investment income	—	(0.23)	(0.23)	(0.20)	(0.15)	—	(0.19)	(0.18)	(0.17)	(0.12)
Total distributions	—	(0.23)	(0.23)	(0.20)	(0.15)	—	(0.19)	(0.18)	(0.17)	(0.12)
Net increase (decrease) in net asset value	(1.18)	2.46	2.31	(3.05)	1.14	(1.21)	2.47	2.31	(3.05)	1.15
Net Asset Value at end of period	$16.70	$17.88	$15.42	$13.11	$16.16	$16.68	$17.89	$15.42	$13.11	$16.16
Total Return (%)[4]	(6.60)[5]	17.46	19.37	(17.61)	8.63	(6.76)[5]	17.26	19.01	(17.82)	8.44
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$153,839	$262,627	$518,186	$548,110	$608,571	$2,942	$3,928	$4,410	$5,907	$9,398
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.95[6]	0.94	0.89	0.86	0.87	1.85[6]	1.67	1.45	1.05	1.10
After reimbursement of expenses by Adviser (%)	0.95[6]	0.94[7]	0.89[8]	0.86	0.87	1.16[6]	1.17[10]	1.15[11]	1.05	1.10
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.40[6]	1.05	1.44	1.39	1.05	1.22[6]	0.78	1.15	1.22	0.83
Portfolio turnover (%)[9]	34[5]	48	47	62	52	34[5]	48	47	62	52

* The Financial Statements presented herein reflect the historical operating results of the Hansberger International Series International Growth Fund through July 31, 2014.
[1] Effective at the close of business on July 31, 2014, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.
[2] Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[3] Per share net investment income has been calculated using the average shares outstanding during the period.
[4] Total return without applicable sales charge.
[5] Not annualized.
[6] Annualized.
[7] Includes interest expense of 0.02%. Without this expense the ratio of net expenses would have been 0.92%.
[8] Includes interest expense of 0.01%. Without this expense the ratio of net expenses would have been 0.88%.
[9] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[10] Includes interest expense of 0.02%. Without this expense the ratio of net expenses would have been 1.15%.
[11] Includes interest expense of less than 0.01%.

Madison Funds | October 31, 2014
Financial Highlights for a Share of Beneficial Interest Outstanding

	TARGET RETIREMENT 2020 FUND	TARGET RETIREMENT 2030 FUND	TARGET RETIREMENT 2040 FUND	TARGET RETIREMENT 2050 FUND
	CLASS R6	CLASS R6	CLASS R6	CLASS R6
	Inception to 10/31/14[1]	Inception to 10/31/14[1]	Inception to 10/31/14[1]	Inception to 10/31/14[1]
Net Asset Value at beginning of period	$10.00	$10.00	$10.00	$10.00
Income from Investment Operations:
Net investment income[2]	0.03	0.03	0.03	0.03
Net realized and unrealized loss on investments	(0.03)	(0.04)	(0.05)	(0.05)
Total from investment operations	—	(0.01)	(0.02)	(0.02)
Net decrease in net asset value	—	(0.01)	(0.02)	(0.02)
Net Asset Value at end of period	$10.00	$9.99	$9.98	$9.98
Total Return (%)[3]	–[4]	(0.10)[4]	(0.20)[4]	(0.20)[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$61,964	$82,852	$58,903	$21,266
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.32[5]	0.32[5]	0.32[5]	0.32[5]
After reimbursement of expenses by Adviser (%)	0.32[5]	0.32[5]	0.32[5]	0.32[5]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.82[5]	1.87[5]	1.84[5]	1.72[5]
Portfolio turnover (%)[6]	48[4]	44[4]	46[4]	52[4]

[1] Commenced investment operations August 29, 2014..
[2] Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[3] Total return without applicable sales charge.
[4] Not annualized.
[5] Annualized.
[6] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

MORE INFORMATION ABOUT MADISON FUNDS

The following documents contain more information about the funds and are available free upon request:
Statement of Additional Information. The SAI contains additional information about the funds. A current SAI has been filed with the SEC and is incorporated herein by reference.
Annual and Semi-Annual Reports. The funds’ annual and semi-annual reports provide additional information about the funds’ investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund’s performance during the last fiscal year (other than the Cash Reserves Fund).
Requesting Documents. You may request a copy of the SAI and the annual and semi-annual reports, make shareholder inquiries, without charge, or request further information about the funds by contacting your financial advisor or by contacting the funds at: Madison Funds, P.O. Box 8390, Boston, MA 02266-8390; telephone: 1-800-877-6089; Internet: www.madisonfunds.com.
Public Information. You can review and copy information about the funds, including the SAI, at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-1520. Reports and other information about the funds also are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549-1520.

Madison Funds®
Post Office Box 8390
Boston, MA 02266-8390
1-800-877-6089
www.madisonfunds.com

Investment Company
File No. 811-08261

STATEMENT OF ADDITIONAL INFORMATION
Madison Funds®
550 Science Drive
Madison, Wisconsin 53711

Ticker Symbol
Fund	Class A	Class B	Class C	Class Y	Class R6	Class I
Madison Conservative Allocation Fund	MCNAX	MCNBX	MCOCX	N/A	N/A	N/A
Madison Moderate Allocation Fund	MMDAX	MMDRX	MMDCX	N/A	N/A	N/A
Madison Aggressive Allocation Fund	MAGSX	MAGBX	MAACX	N/A	N/A	N/A
Madison Cash Reserves Fund	MFAXX	MFBXX	N/A	N/A	N/A	N/A
Madison Tax-Free Virginia Fund	N/A	N/A	N/A	GTVAX	N/A	N/A
Madison Tax-Free National Fund	N/A	N/A	N/A	GTFHX	N/A	N/A
Madison Government Bond Fund	N/A	N/A	N/A	MADTX	N/A	N/A
Madison High Quality Bond Fund	N/A	N/A	N/A	MIIBX	N/A	N/A
Madison Core Bond Fund	MBOAX	MBOBX	N/A	MBOYX	MCBRX	N/A
Madison Corporate Bond Fund	N/A	N/A	N/A	COINX	N/A	N/A
Madison High Income Fund	MHNAX	MHNBX	N/A	MHNYX	N/A	N/A
Madison Diversified Income Fund	MBLAX	MBLNX	MBLCX	N/A	N/A	N/A
Madison Covered Call & Equity Income Fund	MENAX	N/A	MENCX	MENYX	MENRX	N/A
Madison Dividend Income Fund	N/A	N/A	N/A	BHBFX	N/A	N/A
Madison Large Cap Value Fund	MGWAX	MGWBX	N/A	MYLVX	N/A	N/A
Madison Investors Fund	MNVAX	N/A	N/A	MINVX	MNVRX	N/A
Madison Large Cap Growth Fund	MCAAX	MCPBX	N/A	MYLGX	N/A	N/A
Madison Mid Cap Fund	MERAX	MERBX	N/A	GTSGX	MMCRX	N/A
Madison Small Cap Fund	MASVX	MBSVX	N/A	MYSVX	N/A	N/A
Madison NorthRoad International Fund	N/A	N/A	N/A	NRIEX	NRRIX	N/A
Madison International Stock Fund	MINAX	MINBX	N/A	MINYX	N/A	N/A
Madison Hansberger International Growth Fund	N/A	N/A	N/A	HIGGX	N/A	HITGX
Madison Target Retirement 2020 Fund	N/A	N/A	N/A	N/A	MTWRX	N/A
Madison Target Retirement 2030 Fund	N/A	N/A	N/A	N/A	MTIRX	N/A
Madison Target Retirement 2040 Fund	N/A	N/A	N/A	N/A	MFRRX	N/A
Madison Target Retirement 2050 Fund	N/A	N/A	N/A	N/A	MFTRX	N/A
___________________________________________________________________________
N/A    Fund does not offer this share class.

This is not a prospectus. This statement of additional information (“SAI”) should be read in conjunction with the currently effective prospectus (the “prospectus”) for Madison Funds (the “Trust”), which is referred to herein. The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the Trust’s prospectus dated February 28, 2015, please call 1-800-877-6089 or write Madison Funds, P.O. Box 8390, Boston, MA 02266-8390.
The audited financial statements for the funds are incorporated herein by reference to the funds’ most recent annual report, which has been filed with the Securities and Exchange Commission (the “SEC”) and provided to all shareholders. For a copy, without charge, of the funds’ most recent annual report to shareholders, please call the Trust at 1-800-877-6089 or visit our website at www.madisonfunds.com.
The date of this SAI is February 28, 2015

i

ii

GENERAL INFORMATION	GENERAL INFORMATION
The Trust is a diversified, open-end management investment company consisting of separate investment portfolios or funds (each, a “fund” and collectively, the “funds”), each of which has a different investment objective and policies. Each fund is a diversified, open-end management investment company, commonly known as a mutual fund. The funds described in this SAI are as follows: Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds (collectively, the “Target Allocation Funds”); Cash Reserves Fund; (Tax-Free Virginia and Tax-Free National Funds (collectively, the “Tax-Free Funds”); Government Bond, High Quality Bond, Core Bond, Corporate Bond, and High Income Funds (collectively, the “Income Funds”); Diversified Income, Covered Call & Equity Income, Dividend Income, Large Cap Value, Investors, Large Cap Growth, Mid Cap, and Small Cap Funds (collectively, the “Equity Funds”); NorthRoad International, International Stock, and Hansberger International Growth Funds (collectively, the “International Funds”); and Target Retirement 2020, Target Retirement 2030, Target Retirement 2040, and Target Retirement 2050 Funds (collectively, the "Target Retirement Funds").
The Trust was organized under the laws of the state of Delaware on May 21, 1997 and is a Delaware statutory trust. As a Delaware statutory trust, the operations of the Trust are governed by its Amended and Restated Declaration of Trust (the “Declaration of Trust”) and its Certificate of Trust (the “Certificate”). The Certificate is on file with the Office of the Secretary of State in Delaware. Each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time, upon such shareholder’s initial purchase of shares of beneficial interest in any one of the funds. Prior to February 2013, the Trust was known as MEMBERS Mutual Funds.

INVESTMENT PRACTICES
The prospectus describes the investment objective and policies of each of the funds. The following information is provided for those investors wishing to have more comprehensive information than that contained in the prospectus.
Since each Target Allocation and Target Retirement Fund will invest in shares of other investment companies, except as disclosed in the prospectus, to the extent that an investment practice noted below describes specific securities, if a Target Allocation and Target Retirement Fund invests in those securities, it does so indirectly, through its investment in underlying funds.
Lending Portfolio Securities
Each fund, except the Cash Reserves and the Target Allocation and Target Retirement Funds, may lend portfolio securities. Loans will be made only in accordance with guidelines established by the Board of Trustees of the Trust (the “Board” or the “Board of Trustees”) and on the request of broker-dealers or institutional investors deemed qualified, and only when the borrower agrees to maintain cash or other liquid assets as collateral with a fund equal at all times to at least 102% of the value of the securities. A fund will continue to receive interest or dividends on the securities loaned and will, at the same time, earn an agreed-upon amount of interest on the collateral which will be invested in readily marketable short-term obligations of high quality. A fund will retain the right to call the loaned securities and may call loaned voting securities if important shareholder meetings are imminent. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 33⅓% of the value of a fund’s assets. The fund may terminate such loans at any time. The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is not sufficient to replace the full amount of the loaned securities. To mitigate the risk, loans will be made only to firms deemed by the funds’ investment adviser, Madison Asset Management, LLC (“Madison”), to be in good financial standing and will not be made unless, in Madison’s judgment, the consideration to be earned from such loans would justify the risk.
Restricted and Illiquid Securities
Each fund may invest in illiquid securities up to the percentage limits described below in the “Higher-Risk Securities and Practices” section. Madison or a fund’s subadviser (collectively referred to herein as the “Investment Adviser”) is responsible for determining the value and liquidity of investments held by each fund. Thus, it is up to the Investment Adviser to determine if any given security is illiquid. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Illiquid investments often include repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and assets used to cover such options), participation interests in loans and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”).
Each fund may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and are determined to be liquid by the Board of Trustees or by the Investment Adviser under Board-approved procedures. Such guidelines would take into account trading activity for such securities, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a fund’s holdings of those securities may become illiquid. Purchases by the funds of securities of foreign issuers offered and sold outside the U.S., in reliance upon the exemption from registration provided by Regulation S under the 1933 Act, also may be determined to be liquid even though they are restricted.
Foreign Transactions
Foreign Securities. With the exception of the Tax-Free Funds, each fund may invest in foreign securities; provided, however, that the Cash Reserves Fund is limited to U.S. dollar-denominated foreign money market securities (as defined below). Investing in foreign securities is a principal investment strategy of the International Funds (refer to the prospectus for more information). The percentage limitations on each fund’s investment in foreign securities are set forth in the prospectus and below in the “Higher-Risk Securities and Practices” section.

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Foreign securities refers to securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and (iii) quoted or denominated in a foreign currency (“non-dollar securities”).
Foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers or dollar-denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation, more income or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to invest in foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.
Investing in foreign securities involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the fund making the investment, or political or social instability or diplomatic developments which could affect investments in those countries. Investments in short-term debt obligations issued either by foreign issuers or foreign financial institutions or by foreign branches of U.S. financial institutions (collectively, “foreign money market securities”) present many of the same risks as other foreign investments. In addition, foreign money market securities present interest rate risks similar to those attendant to an investment in domestic money market securities.
Investments in ADRs, EDRs and GDRs. Many securities of foreign issuers are represented by American depository receipts (“ADRs”), European depository receipts (“EDRs”) and Global depository receipts (“GDRs”). With the exception of the Tax-Free Funds, each fund may invest in ADRs and, except for the Cash Reserves Fund and Tax-Free Funds, in GDRs and EDRs.
ADRs are receipts typically issued by a U.S. financial institution or trust company which represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASDAQ Global Market. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.
EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are typically issued in bearer form and are designed for trading in the European markets. GDRs, issued either in bearer or registered form, are designed for trading on a global basis. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.
Depository receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such depository receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depository receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales.
Investments in Emerging Markets. Each fund, except the Cash Reserves Fund and Tax-Free Funds, may invest in securities of issuers located in countries with emerging economies and/or securities markets, often referred to as “emerging markets.” For this purpose, emerging markets are those not normally associated with generally recognized developed markets identified by industry observers such as S&P or MSCI. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a fund’s investments in those countries and the availability to the fund of additional investments in those countries.

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The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in more developed markets, and the funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.
A fund’s purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a fund, Madison or its affiliates, a subadviser and its affiliates, and each such person’s respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a fund.
Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve a fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a fund to value its portfolio assets and could cause a fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the fund has delivered or due to the fund’s inability to complete its contractual obligations.
Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market related risks will be available at the times when the Investment Adviser of the fund wishes to use them.
Sovereign Debt. The Core Bond and Hansberger International Growth Funds may invest in sovereign debt, which may trade at a substantial discount from face value. The funds may hold and trade sovereign debt of emerging market countries in appropriate circumstances and participate in debt conversion programs. Emerging country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control sovereign debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the International Monetary Fund (the “IMF”) and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. In certain instances, the International Growth Fund may invest in sovereign debt that is in default as to payments of principal or interest. Under these circumstances, the funds may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing its rights thereunder.
Supranational Entities. The Core Bond and Hansberger International Growth Funds may invest in securities issued by supranational entities, such as the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank. The governmental members of these supranational entities are “stockholders” that typically make capital contributions to support or promote such entities’ economic reconstruction or development activities and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supranational entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent governments will be able or willing to honor their commitments to those entities, with the result that the entity may be unable to pay interest or repay principal on its debt securities, and the fund may lose money on such investments. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described in the section “Foreign Currency Transactions.”
Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because each fund, except the Cash Reserves Fund and Tax-Free Funds, may have currency exposure independent of their securities positions, the value of the assets of these funds, as measured in U.S. dollars, will be affected by changes in foreign currency exchange rates. An issuer of securities purchased by a fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted.
Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a fund’s net asset value (“NAV”) to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is

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available for currency instruments traded on an exchange. To the extent that a substantial portion of a fund’s total assets, adjusted to reflect the fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the fund will be more susceptible to the risk of adverse economic and political developments within those countries.
In addition to investing in securities denominated or quoted in a foreign currency, certain of the funds may engage in a variety of foreign currency management techniques. These funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the fund’s Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. These funds will incur costs in connection with conversions between various currencies.
Forward Foreign Currency Exchange Contracts. Each fund, except the Cash Reserves Fund and Tax-Free Funds, may also purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund’s Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the fund’s portfolio. In addition, these funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates and may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the fund’s Investment Adviser determines that there is a pattern of correlation between the two currencies.
These funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. They may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a fund if the value of the hedged currency increased.
If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid securities in a segregated account with the fund’s custodian in an amount equal to the value of the fund’s total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of a fund’s commitment with respect to the contract.
Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price. A fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the fund’s Investment Adviser.
Forward foreign currency exchange contract transactions are considered transactions in derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
Options on Foreign Currencies. Each fund, except the Cash Reserves Fund and Tax-Free Funds, may also purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a fund’s position, the fund may forfeit the entire amount of the premium plus related transaction costs. In addition, these funds may purchase call or put options on currency to seek to increase total return when the fund’s Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the fund’s portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by these funds will be traded on U.S. and foreign exchanges or over-the-counter. See the “Options on Securities and Securities Indices–Risks Associated with Options Transactions” section, below, for a discussion of the liquidity risks associated with options transactions.
Foreign currency options are considered derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to identify the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

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There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.
Each fund, except the Cash Reserves Fund and Tax-Free Funds, may purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities. See the “Higher-Risk Securities and Practices” section, below, for each fund’s limitations on investments in restricted securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by a fund.
The amount of the premiums which a fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.
Options on Securities and Securities Indices
Writing Options. Each fund, except the Cash Reserves Fund, may write (sell) covered call and put options on any securities in which it may invest. A call option written by a fund obligates such fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that such fund will effectively own the securities subject to the option so long as the option is outstanding. It should be noted that a principal investment strategy of the Covered Call & Equity Income Fund is to write covered call put options (see the prospectus for more information). A fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a fund may forgo the opportunity to profit from an increase in the market price of the underlying security.
A put option written by a fund would obligate such fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a fund would be covered, which means that such fund would have deposited with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a fund. However, in return for the option premium, a fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
In addition, in the Investment Adviser’s discretion, a written call option or put option may be covered by maintaining cash or liquid securities (either of which may be denominated in any currency) in a segregated account with the fund’s custodian, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a fund’s net exposure on its written option position.
Each fund, except the Cash Reserves Fund, may also write and sell covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A fund may cover call and put options on a securities index by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account with its custodian. Writing and selling options on securities indices is considered transacting in derivative securities. Except for the Covered Call & Equity Income Fund, the Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
A fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase” transactions.
Purchasing Options. Each fund, except the Cash Reserves Fund, may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.
A fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a fund would realize a loss on the purchase of the call option.
A fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund’s securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a fund would realize no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

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A fund would purchase put and call options on securities indices for the same purpose as it would purchase options on individual securities.
Yield Curve Options. The Tax-Free Funds, Income Funds and Diversified Income Fund may enter into options on the yield “spread,” or yield differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
These three funds may purchase or write yield curve options for the same purposes as other options on securities. For example, a fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield between the two securities. A fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Investment Adviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.
Yield curve options written by the Tax-Free Funds, Income Funds and Diversified Income Funds will be “covered.” A call (or put) option is covered if a fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid securities sufficient to cover the fund’s net liability under the two options. Therefore, a fund’s liability for such a covered option is generally limited to the difference between the amount of the fund’s liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.
Yield curve options are considered derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
Each fund, except the Cash Reserves Fund, may purchase and sell both options that are traded on U.S. and foreign exchanges (however, the Tax-Free Funds cannot purchase/sell options traded on foreign exchanges) and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the funds will treat purchased over-the counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
Transactions by a fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.
Futures Contracts and Options on Futures Contracts
The Core Bond Fund, may purchase and sell futures contracts and purchase and write options on futures contracts. The fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or for

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purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission (the “CFTC”), including applicable registration requirements. All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.
Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
When interest rates are rising or securities prices are falling, a fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. Funds can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that such fund has acquired or expects to acquire.
Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a fund’s futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the fund to do so. A clearing corporation (associated with the exchange on which futures on a security or currency are traded) guarantees that, if still open, the sale or purchase will be performed on the settlement date.
Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainty of (than would otherwise be possible) the effective price, rate of return or currency exchange rate on securities that the fund owns or proposes to acquire. The fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a fund or securities with characteristics similar to those of the fund’s portfolio securities. Similarly, the fund may sell futures contracts on a currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.
If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for the fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund’s securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, the fund may take a “long” position by purchasing such futures contracts. This would be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund’s assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
Other Considerations. Where permitted, the fund will engage in futures transactions and in related options transactions for hedging purposes or to seek to increase total return. The fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which it expects to purchase. Except as stated below, each fund’s futures transactions will be entered into for traditional hedging purposes, that is to say, futures contracts will be used to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the fund expects that on most of the occasions on which it takes a long futures or option position (involving the purchase of a futures

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contract), the fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.
The CFTC, a federal agency, regulates trading activity in futures contracts and related options contracts pursuant to the Commodity Exchange Act, as amended (the “CEA”). The CFTC requires the registration of a commodity pool operator (“CPO”), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility. The Core Bond Fund, which may invest in futures transactions and related options transactions, has filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, is not subject to registration or regulation as a CPO under the CEA. Prior to engaging in such transactions, should the eligibility for continuing the claim of exclusion no longer be available, the fund may be subject to registration or regulation as a CPO if no other exclusion from these requirements are then available.
As permitted, the fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for maintaining its qualification as a regulated investment company for federal income tax purposes (see the “Distributions and Taxes” section, below).
Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a fund to purchase securities or currencies, require the fund to segregate with its custodian cash or liquid securities in an amount equal to the underlying value of such contracts and options.
While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss.
Perfect correlation between the fund’s futures positions and portfolio positions may be difficult to achieve. The only futures contracts available to hedge a fund’s portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a fund to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.
Swap Agreements
Each of the Core Bond Fund and High Income Fund may enter into interest rate, credit default, index, currency exchange rate and total return swap agreements for hedging purposes in attempts to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded the desired return, and to seek to increase the fund’s total return. The funds may also enter into special interest rate swap arrangements such as caps, floors and collars for both hedging purposes and to seek to increase total return. The funds would typically use interest rate swaps to shorten the effective duration of their portfolios.
Swap agreements are contracts entered into by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A fund’s obligations (or rights) under a swap agreement are equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party (the “net amount”). A fund’s obligations under a swap agreement are accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty are covered by the maintenance of a segregated assets.
Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Credit default swaps involve a contract by a fund with another party to transfer the credit exposure of a specific commitment between the parties. Currency swaps involve the exchange by a fund with another party of their respective rights to make or receive payments in specified currencies. A total return swap involves an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying asset that is used is usually an equities index, loan or a basket of assets. The purchase of an interest rate cap entitles the purchaser to receive from the seller of the cap payments of interest on a notional amount equal to the amount by which a specified index exceeds a stated interest rate. The purchase of an interest rate floor entitles the purchaser to receive from the seller of the floor payments of interest on a notional amount equal to the amount by which a specified index falls below a stated interest rate. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a stated range of interest rates. Since interest rate swaps, currency swaps and interest rate caps, floors and collars are individually negotiated, the funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions entered into for hedging purposes.

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The funds may only enter into interest rate swaps on a net basis, which means the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, a fund’s risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
To the extent the funds engage in such activity, the Trust would maintain in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of each fund’s obligations over its entitlements with respect to swap transactions. The funds will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is considered investment grade by the funds’ Investment Adviser. If there is a default by the other party to such a transaction, the funds will have contractual remedies pursuant to the agreement related to the transaction.
The use of interest rate, credit default and currency swaps (including caps, floors and collars) is a highly specialized activity which involves investment techniques and risks different from those associated with traditional portfolio securities activities. If the funds’ Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the funds would be less favorable than it would have been if this investment technique were not used.
In as much as swaps are entered into for good faith hedging purposes or are offset by segregated assets, the funds’ Investment Adviser does not believe that swaps constitute senior securities as defined in the 1933 Act, and, accordingly, will not treat swaps as being subject to the funds’ borrowing restrictions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid compared with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the staff of the SEC takes the position that currency swaps are illiquid investments subject to a fund’s 15% limitation on such investments.
The SEC and the CFTC recently have adopted rules creating a new, comprehensive regulatory framework for swaps transactions. Under the new rules, certain swaps transactions are required to be executed on a regulated trading platform and cleared through a derivatives clearing organization. Additionally, the new rules impose other requirements on the parties entering into swaps transactions, including requirements relating to posting margin, and reporting and documenting swaps transactions. Funds engaging in swaps transactions may incur additional expense as a result of these new regulatory requirements. For these reasons, the Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in swap transactions for the Core Bond Fund and High Income Fund.
Bank Loans
The High Income Fund may invest in bank loans to below-investment grade rated corporate issuers via loan participations and assignments. These bank loans may be secured or unsecured. The bank loans in which the fund intends to invest are generally rated below investment grade by a nationally recognized rating service or not rated by any nationally recognized rating service. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender.
If the fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The fund may participate in such syndications, or can buy part of a loan via an assignment, becoming a part lender. When purchasing loan participations, the fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the fund were determined to be subject to the claims of the agent bank’s general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the fund does not receive scheduled interest or principal payments on such indebtedness, the fund’s share price and yield could be adversely affected. Loans that are fully secured offer the fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

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The fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments (i.e., below investment grade). Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the fund bears a substantial risk of losing the entire amount invested.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the fund’s Investment Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and, accordingly, may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the fund’s limitation on illiquid investments.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.
Loan participations are considered derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type for the High Income Fund.
Certain Bond Fund Practices
The Income Funds and Diversified Income Fund may invest all or a portion of their assets in debt securities. As stated in the prospectus, all but the High Income Fund will emphasize investment grade securities. The High Income Fund may invest all of its assets in non-investment grade securities. See the “Lower-Rated Corporate Debt Securities” section, below, for a description of these securities and their attendant risks, as well as Appendix B.
These funds may also make use of certain derivatives, such as options, to manage risks and returns, including the risk of fluctuating interest rates. These instruments will be used to control risk and obtain additional income and not with a view toward speculation. Except for the High Income Fund, the funds will invest only in options which are exchange-traded or sold over-the-counter; the High Income Fund may invest in any non-U.S. options.
In the debt securities market, purchases of some issues are occasionally made under firm (forward) commitment agreements. The purchase of securities under such agreements can involve risk of loss due to changes in the market rate of interest between the commitment date and the settlement date. As a matter of operating policy, no fund will commit itself to forward commitment agreements in an amount in excess of 25% of total assets and will not engage in such agreements for leveraging purposes.
Lower-Rated Corporate Debt Securities
Each fund, except the Cash Reserves Fund, Tax-Free Funds, Government Bond Fund and High Quality Bond Fund, may make certain investments in corporate debt obligations that are unrated or rated below investment grade (i.e., ratings of BB or lower by Standard & Poor’s or Ba or lower by Moody’s). Bonds rated BB or Ba or below by Standard & Poor’s or Moody’s (or comparable unrated securities) are commonly referred to as “lower-rated” or “high yield” securities, or as “junk bonds,” and are considered speculative with regard to principal and interest payments. In some cases, such bonds may be highly speculative with a high probability of default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor’s or Aaa, Aa, A or Baa by Moody’s). See Appendix B for more information.
Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a fund’s NAV to the extent it invests in such securities. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.
The secondary market for junk bond securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a fund’s Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund’s NAV.
Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

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Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund’s NAV.
Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings and in comparable non-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. A fund’s Investment Adviser will attempt to reduce these risks through diversification of these funds’ portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.
Foreign Government Debt Securities
Each fund, except the Cash Reserves Fund and Tax-Free Funds, may invest in debt obligations of foreign governments and governmental agencies, including those of countries with emerging economies and/or securities markets. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the funds may have limited recourse in the event of a default. Periods of economic uncertainty or market stress may result in the volatility of market prices of sovereign debt, and in turn the fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.
Convertible Securities
Each fund, except the Cash Reserves Fund, may invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated conversion rate into common stock of the issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock. In evaluating a convertible security, a fund’s Investment Adviser gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the High Income Fund invests are not subject to any minimum rating criteria. The convertible debt securities in which any other fund may invest are subject to the same rating criteria as that fund’s investments in non-convertible debt securities. Convertible debt securities, the market yields of which are substantially below prevailing yields on non-convertible debt securities of comparable quality and maturity, are treated as equity securities for the purposes of a fund’s investment policies or restrictions.
U.S. Government Securities
Each fund may purchase U.S. Government securities (subject to certain restrictions regarding mortgage-backed securities described in the “Mortgage-Backed (Mortgage Pass-Through) Securities” section, below). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.
Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association (“Ginnie Mae”) certificates, are backed by the full faith and credit guarantee of the U.S. Government. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, do not have the full faith and credit guarantee of the U.S. Government, but may be supported by the right of the issuer to borrow from the U.S. Treasury.
Pass-through securities that are issued by Ginnie Mae, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and the Federal National Mortgage Association (“Fannie Mae”) are mortgage-backed securities which provide monthly payments which are, in effect, a “pass-through” of the monthly interest and principal payments (including any prepayments) made by individual borrowers on the pooled mortgage loans.
Collateralized mortgage obligations (“CMOs”) in which a fund may invest are securities that are collateralized by a portfolio of mortgages or mortgage-backed securities. Each fund may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).
Each fund may acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.

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Other Debt Securities
Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds. The Income Funds and Diversified Income Fund may invest in zero coupon bonds as well as in capital appreciation bonds (“CABs”), deferred interest and pay-in-kind bonds. Zero coupon, deferred interest, pay-in-kind and CABs are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.
Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until maturity. CABs are distinct from traditional zero coupon bonds because the investment return is considered to be in the form of compounded interest rather than accreted original issue discount. For this reason, the initial principal amount of a CAB would be counted against a municipal issuer’s statutory debt limit, rather than the total par value, as is the case for a traditional zero coupon bond.
Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest or principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.
Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, the fund will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, the fund may obtain no return at all on its investment. In addition, the fund’s investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.
While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund’s distribution obligations.
Structured Securities. The Income Funds and Diversified Income Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.
Structured securities are considered transactions in derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
Mortgage-Backed (Mortgage Pass-Through) Securities
The Income Funds and Diversified Income Fund may invest in mortgage-backed, or mortgage pass-through, securities, which are securities representing interests in “pools” of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of these securities are variable when issued because their average lives depend on interest rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayments. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the holder of a pass-through security may be different than the quoted yield on such security. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise, the value of a mortgage pass-though security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed income securities due to increased principal prepayments.
Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their

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mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by Ginnie Mae), are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owned on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.
The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae, which is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or Veteran’s Administration (VA)-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. Ginnie Mae securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.
Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.
Freddie Mac was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues Participation Certificates (“PCs”) which represent interest in conventional mortgages (i.e., not federally insured or guaranteed) from Freddie Mac’s national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.
The obligations of Fannie Mae and Freddie Mac are not guaranteed by the U.S. Government.
Credit unions, commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The High Income Fund may also buy mortgage-related securities without insurance or guarantees.
Other Securities Related to Mortgages
CMOs and Multiclass Pass-Through Securities. The Income Funds and Diversified Income Fund may invest a portion of their assets in CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The following is a description of CMOs and types of CMOs but is not intended to be an exhaustive or exclusive list of each type of CMO a fund may invest in. Typically, CMOs are collateralized by certificates issued by Ginnie Mae, Fannie Mae or Freddie Mac, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as “Mortgage Assets”). The funds listed above may also invest a portion of their assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including credit unions, savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”).
In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal pre-payments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See the “–Stripped Mortgage-Backed Securities” subsection, below, for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.

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The funds listed above may also invest in parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.
CMOs and multiclass pass-through securities are considered derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
Stripped Mortgage-Backed Securities. The Income Funds and Diversified Income Fund may invest a portion of their assets in stripped mortgage-backed securities (“SMBS”) which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while another class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive an “IO” (the right to receive all of the interest) while the other class will receive a “PO” (the right to receive all of the principal). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.
Stripped mortgage-backed securities are considered transactions in derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
Mortgage Dollar Rolls. The Income Funds and Diversified Income Fund may enter into mortgage “dollar rolls” in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a fund loses the right to receive principal and interest paid on the securities sold. However, a fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase as well as from the receipt of any associated fee income plus interest earned on cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. A fund will hold and maintain until the settlement date segregated cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. These funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.
Mortgage dollar rolls are considered transactions in derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
Municipal Securities
With regard to the Tax-Free Funds, Madison’s principal investment strategy is to invest in municipal securities. In addition, the Income Funds may, from time to time, invest in municipal bonds. However, there are many different kinds of municipal securities and Madison must make various decisions in its efforts to follow this principal investment strategy. The market for municipal securities is diverse and constantly changing. The following is therefore not necessarily a complete description of all types of municipal securities Madison may purchase for these funds.

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Who Issues Municipal Securities in General? The term “municipal securities” includes a variety of debt obligations that are issued for public purposes by or on behalf of states, territories and possessions of the United States, their political subdivisions, the District of Columbia, Guam, Puerto Rico and other territories. They are also issued by the duly constituted authorities, agencies, public corporations and other instrumentalities of these jurisdictions.

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What are Municipal Securities Used For? Municipal securities may be used for many public purposes, including constructing public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal securities may also be used to refund outstanding obligations, to obtain funds to lend to other public institutions and certain private borrowers or for general operating expenses.

•	How are Municipal Securities Classified by Purpose? Municipal securities are usually classified as either “general obligation,” “revenue” or “industrial development.”

a.
General Obligation. General obligation securities are the obligations of an issuer with taxing power and are payable from the issuer’s general unrestricted revenues. These securities are backed by the full faith, credit and taxing power of the issuer for the payment of

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principal and interest. They are not limited to repayment from any particular fund or revenue source. For example, a bond issued directly by the State of Missouri is a general obligation bond.

b.
Revenue. Revenue securities are repayable only from revenues derived from a particular facility, local agency, special tax, facility user or other specific revenue source. Certain revenue issues may also be backed by a reserve fund or specific collateral. Ordinary revenue bonds are used to finance income producing projects such as public housing, toll roads and bridges. The investor bears the risk that the project will produce insufficient revenue and have insufficient reserves to cover debt service on the bonds.

c.
Industrial Development. Industrial development securities are revenue obligations backed only by the agreement of a specific private sector entity to make regular payments to the public authority in whose name they were issued. Collateral may or may not be pledged. States or local authorities generally issue industrial development securities on behalf of private organizations for the purpose of attracting or assisting local industry. These securities usually have no credit backing from any public body. Industrial development securities include pollution and environmental control revenue bonds. Industrial revenue bonds are used to finance privately-operated facilities for business, manufacturing, housing, sports and other purposes and are limited to $10 million per issuer, except when used for certain exempted purposes. Pollution and environmental control revenue bonds are used to finance air and water pollution control facilities required by private users. Repayment of revenue bonds issued to finance privately used or operated facilities is usually dependent entirely on the ability of the private beneficiary to meet its obligations and on the value of any collateral pledged.

•	How are Municipal Securities Further Classified? Municipal securities may be classified according to maturity as “notes” if up to about two years in term, or as “bonds” if longer in term.

a.
Callable Bonds. Callable municipal bonds are municipal bonds that contain a provision in the bond indenture permitting the issuer to redeem bonds prior to maturity. A bond indenture is the legal document that contains the important terms of the security. Callable bonds are generally subject to call during periods of declining interest rates. If the proceeds of a called bond under such circumstances are reinvested, the result may be a lower overall yield due to lower interest rates. If, when purchased, Madison paid a premium for the bond, some or all of that premium may not be recovered, depending on the call price.

b.	Notes. Notes are generally used to meet short-term financing needs and include the following specific types:

•	Tax Anticipation Notes. Normally, these are general obligation issues that are issued to meet cash needs prior to collecting taxes and generally are payable from specific future tax revenues.

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Bond Anticipation Notes. Like tax anticipation notes, these also are normally general obligation issues. They are issued to provide interim financing in anticipation of sales of long-term bonds and generally are payable from the proceeds of a specific proposed bond issue.

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Revenue Anticipation Notes. These may be general obligation issues and are issued to provide cash prior to receipt of expected non-tax revenues from a specific source, such as scheduled payments due from the federal government.

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Project Notes. Local authorities issue these notes to finance various local redevelopment and housing projects conducted under sponsorship of the federal government. Project notes are guaranteed and backed by the full faith and credit of the United States.

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Construction Loan Notes. These notes provide interim financing for construction projects. They are frequently issued in connection with federally insured or guaranteed mortgage financing and may also be insured or guaranteed by the federal government.

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Tax-Exempt Commercial Paper. These notes (sometimes called “municipal paper”) are similar to conventional commercial paper, but are tax-free. Municipal paper may be either a general obligation or a revenue issue, although the latter is more common. These issues may provide greater flexibility in scheduling maturities than other municipal notes.

c.
Municipal Lease Obligations. Municipalities issue municipal lease obligations to finance their obligation to pay rent on buildings or equipment they use. Madison intends to limit its investments in such obligations to those that represent liquid securities for purposes of each fund’s limitation on investments in illiquid securities. Madison will make daily determinations of the liquidity and appropriate valuation of each such obligation, basing its decision on all relevant facts including: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential buyers; (4) the willingness of dealers to make a market in the security; and (5) the nature of the marketplace. With regard to the nature of the marketplace, Madison will consider the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

A municipal lease obligation will not be considered liquid unless there is reasonable assurance that its marketability will be maintained throughout the time Madison holds the instrument for the funds. Madison must conclude that the obligation is liquid considering: (1) whether the lease can be cancelled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee’s general credit; (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality; and (5) Madison’s legal recourse in the event of failure to appropriate.

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How Can You Tell the Identity of the Issuer? From time to time, Madison must make determinations as to the identity of the issuer of a particular municipal security. Madison will make this determination considering its understanding of the assets and revenue principally backing the issue and the most significant source of repayment of principal and interest for the issue. If the specific securities are backed by assets and revenues that are independent or separate from the assets and revenues of the jurisdiction or agency in whose name they were issued, then Madison will normally consider those securities to have a separate issuer.

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What are the Risks of Geographic Concentration of Investments? If the credit standing of a particular state or type of issuer generally declined, then a fund could be more adversely affected than if its investments were more diversified. This risk is greatest in the Tax-Free Virginia Fund since it is expected to invest principally in the securities of one state.

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What are the Risks of Investing in Various Municipal Securities? Municipal securities generally are subject to possible default, bankruptcy or insolvency of the issuer. Principal and interest repayment may be affected by federal, state and local legislation, referendums, judicial decisions and executive acts. The tax-exempt status of municipal securities may be affected by future changes in the tax laws, litigation involving the tax status of the securities and errors and omissions by issuers and their counsel. Madison will not attempt to make an independent determination of the present or future tax-exempt status of municipal securities acquired for the funds.

While most municipal securities have a readily available market, a variety of factors, including the scarcity of issues and the fact that tax-free investments are inappropriate for significant numbers of investors, limit the depth of the market for these securities. Accordingly, it may be more difficult for the funds to sell large blocks of municipal securities advantageously than would be the case with comparable taxable securities.

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Summary of the Economy of Virginia (applicable to the Tax-Free Virginia Fund only). The Virginia economy is based primarily on manufacturing, government, agriculture, transportation, mining and tourism. Because of its proximity to Washington, DC, Virginia’s economy has been more sensitive than other states to federal spending reductions. Furthermore, given the heavy concentration of military installations and its proximity to the nation’s capital, the federal/military sector plays an important role in Virginia’s economy.

Virginia’s overall economic performance continues on its slow path to recovery. While the recession has affected Virginia, the Commonwealth’s economic performance has held up better than many other states. Factors contributing to this strength are its diverse economy and sizable military presence as a job provider and stabilizing factor. However, these are also areas that present potential challenges in light of the Budget Control Act of 2011 and the implementation, unless changed by Congress, of sequestration starting in January 2013.
Since December 2012, Virginia’s payrolls have been running 0.80% higher year-over-year. All sectors of the economy, except information, construction and manufacturing, are experiencing year-over-year growth. The Bureau of Labor Statistics reports that unemployment peaked at 7.2% in February 2010 before gradually declining to 5.70% in October 2012. Currently at 5.5% as of December 2012, unemployment levels have fallen steadily in the state. Since 2000, Virginia’s annual unemployment rate has ranged from 1.5-2.7% below the national average (which was 7.7% as of December 2012).
Virginia has a manageable debt burden with low debt service carrying charges. As of June 30, 2011, the Commonwealth had approximately $12.2 billion in tax-supported debt and an additional $684 million in moral obligation debt outstanding. Payout of general obligation debt is rapid, with approximately 62% of tax-supported debt retired in 10 years. Debt ratios are moderate, with overall general obligation net debt per capita at $1,524 for all tax-supported debt. Total tax-supported debt to personal income was also moderate at about 3.41% and 3.01% as a percentage of state GDP. The Virginia constitution mandates a balanced budget and contains certain restrictions on the creation of debt. Virginia’s pension systems are 72% funded as of June 30, 2011, the date of the latest valuation. The funding level has declined from 80% funded at fiscal year-end 2009. Virginia’s postemployment benefits total unfunded actuarial liability is estimated at $5 billion.
As of the date of this SAI, bonds representing general obligations of the Commonwealth of Virginia carry ratings of AAA with a stable outlook by Standard & Poor’s (“S&P”) and Aaa with a negative outlook by Moody’s.
S&P’s stable outlook reflects its opinion that Virginia will likely continue to demonstrate conservative fiscal management as it navigates through the early stages of economic recovery. Although the Commonwealth’s recovery has been robust compared with that of other states, the pace of this recovery could be significantly affected by federal budget reductions. Virginia has historically demonstrated active budget management to alleviate projected deficits, which will be especially important in light of the potential for additional economic and budgetary pressures that might result from the implementation of the Budget Control Act of 2011. Should the federal reductions be so large or have a disproportionate effect on Virginia’s economy as to undermine its revenue performance, and if Virginia is unable to make sufficient adjustments to its budget, the rating given by S&P could be adjusted downward.
Moody’s negative outlook reflects its assessment of Virginia’s exposure to “indirect linkages” to the federal government. Moody’s has determined that issuers with indirect linkages, such as Virginia, have some combination of economies that are highly dependent on federal employment and spending. Given the federal government's weakened credit profile, Moody’s feels that a negative outlook is appropriate.
Privately Arranged Loans and Participations
Madison may make or acquire participations in privately negotiated loans to municipal borrowers on behalf of the Tax-Free Funds. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured. If Madison engages in this type of investment strategy, Madison will rely on the opinion of tax or bond counsel to the borrower as to the tax status of these loans. Such

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transactions may provide an opportunity to achieve higher tax-free yields than would be available from municipal securities offered and sold to the general public.
Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be illiquid. In most cases, Madison will only be able to sell such loans through a provision requiring repayment following demand by the funds. Such loans made by the funds will normally have a demand provision permitting the funds to require repayment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each fund’s limitation on investments in illiquid securities. Recovery of an investment in any private loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period. The demand period is normally seven days or less (unless Madison determines that a particular loan issue, unlike most such loans, has a readily available market). If appropriate, Madison will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to honor contractual payment obligations.
Repurchase Agreements
Each fund may enter into repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the seller at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System, U.S. Central Credit Union and with “primary dealers” in U.S. Government securities. A fund’s Investment Adviser will continuously monitor the creditworthiness of the parties with whom the funds enter into repurchase agreements.
The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.
Reverse Repurchase Agreements
Each fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by a fund entering into them. Reverse repurchase agreements involve the risk that the market value of securities purchased by a fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A fund that has entered into a reverse repurchase agreement will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, each fund will establish and maintain with the Trust’s custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. No fund will enter into reverse repurchase agreements and other borrowings (except from banks as a temporary measure for extraordinary emergency purposes) in amounts in excess of 30% of the fund’s total assets (including the amount borrowed) taken at market value. No fund will use leverage to attempt to increase income. No fund will purchase securities while outstanding borrowings exceed 5% of the fund’s total assets. Each fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Board of Trustees. Under procedures established by the Board of Trustees, a fund’s Investment Adviser will monitor the creditworthiness of the banks involved.
Forward Commitment and When-Issued Securities
Each fund may purchase securities on a when-issued or forward commitment basis. “When-issued” refers to securities whose terms are specified and for which a market exists, but which have not been issued. Each fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.
When a fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in a fund’s losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.
On the date a fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the fund will segregate cash or liquid securities, of any type or maturity, equal in value to the fund’s commitment. These assets will be valued daily at market, and additional cash or securities will be segregated to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns.

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Real Estate Investment Trusts
Each fund, except the Cash Reserves Fund and Tax-Free Funds, may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a fund.
Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks inherent in the financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the “1940 Act”). REITs (especially mortgage REITS) are also subject to interest rate risk.
Exchange-Traded Funds
Each fund may invest in exchange-traded funds (“ETFs”), which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international. ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track.
ETFs are also subject to certain additional risks, including (i) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track, and (ii) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange-traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based. The fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the fund’s expenses (i.e., management fees and operating expenses), shareholders of the fund may also indirectly bear similar expenses of an ETF.
Shares of Other Investment Companies
Each fund, other than the Target Allocation and Target Retirement Funds, may invest up to 10% of its assets in shares of other investment companies. Each fund, other than the Target Allocation and Target Retirement Funds, complies with the general statutory limits for such investments prescribed by the 1940 Act. The statutory limits are that immediately after any investment: (i) not more than 5% of a fund’s total assets are invested in the securities of any one investment company; (ii) not more than 10% of a fund’s total assets are invested in the aggregate in securities of investment companies as a group; (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the fund; and (iv) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the fund and other investment companies advised by Madison, or any of its affiliates. Notwithstanding the foregoing, each fund may invest in shares of money market funds in excess of the above-described statutory limitations, in accordance with the exemption contained in Rule 12d1-1 under the 1940 Act.
The Trust, Madison and entities affiliated with them have obtained an order from the SEC to permit the Target Allocation and Target Retirement Funds to invest in underlying funds in amounts in excess of the statutory limits described above. The Target Allocation and Target Retirement Funds may invest up to 100% of their assets in shares of other investment companies and will invest substantially all of their assets in shares of both affiliated and unaffiliated investment companies.
As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including advisory fees, general fund expenses, trading, custodial and interest expenses and distribution/shareholder servicing fees (if any). These expenses would be in addition to the advisory and other expenses that a fund bears directly in connection with its own operations and may represent a duplication of fees to shareholders of the fund.
Temporary Defensive Positions
Although each fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, each fund (other than the Cash Reserves Fund) may invest up to 100% in money market securities as a defensive tactic in abnormal market conditions (with regard to the Tax-Free Funds, the funds may invest up to 100% in tax-free money market securities for this purpose).
With regard to the Tax-Free Funds, under normal market conditions, Madison does not intend to invest in any taxable securities on behalf of the funds. Madison may decide, however, that extraordinary conditions require it to purchase taxable investments. The “taxable investments” that Madison may purchase for the funds are limited to the following U.S. dollar denominated investments: (i) U.S. Government securities; (ii) obligations of banks having total assets of $750 million or more; (iii) commercial paper and other investment grade corporate debt securities; and (iv) repurchase agreements involving any of the foregoing securities or municipal securities. Maturities of taxable investments may exceed one year in extraordinary circumstances when Madison has determined to invest more than 20% of a fund’s assets in taxable securities.

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To the extent any fund engages in a temporary defensive position in this manner, it would not be invested in accordance with its stated investment objectives.
Types of Investment Risk
Active or Frequent Trading Risk. The risk of the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the performance.
Asset Allocation Risk. The risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Call Risk. The risk that the issuer of a security will retire or redeem (“call”) the security with a higher rate of interest before the scheduled maturity date when interest rates have declined.
Correlation Risk. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).
Counterparty Risk. The risk that the counterparty under an agreement will not live up to its obligations.
Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.
Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.
Cybersecurity Risk. The risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the funds, the Investment Adviser, the funds’ Subadvisers, and other service providers, their systems, networks, or devices could potentially be breached. The funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the funds.
Extension Risk. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security’s value.
Hedging Risk. When a fund hedges an asset it holds (typically by using a derivative contract or derivative security), any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it will also reduce or eliminate the potential for investment gains.
Information Risk. The risk that key information about a security or market is inaccurate or unavailable.
Interest Rate Risk. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.
Interest Rate Policy Risk. The risks associated with the Federal Reserve System’s program to stabilize the economy (the “quantitative easing program”) in the wake of the financial crisis that began in 2007. As a result of the quantitative easing program, the United States is experiencing historically low interest rate levels. A low interest rate environment can pose risks to a fund, because low yields on the fund’s portfolio holdings may have an adverse impact on the fund’s ability to provide a positive yield to its shareholders and pay expenses out of fund assets. However, continued economic recovery and the cessation of the quantitative easing program increase the risk that interest rates will rise in the near future and that the funds will face a heightened level of interest rate risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund’s investments and share price to decline. A fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a fund that does not invest in derivatives.
Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A fund’s gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A fund may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.
Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them.
Management Risk. The risk that a strategy used by a fund’s Investment Adviser may fail to produce the intended result. This risk is common to all mutual funds.
Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.
Money Market Regulation Risk. The risks associated with the SEC’s July 23, 2014 amendments to Rule 2a-7 of the 1940 Act, other rules and forms. The amendments may affect the manner in which money market funds are structured and operated, and may impact fund expenses, returns and

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liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors. The amendments have staggered compliance dates, but compliance with many of these amendments will be required by October 14, 2016. The precise nature of such impact and effects has not yet been determined.
Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events.
Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments.
Political Risk. The risk of losses directly attributable to government actions or political events of any sort, including military actions and/or expropriation of assets.
Prepayment Risk. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security’s return.
Speculation Risk. Speculation is the assumption of risk in anticipation of gain but recognizing a higher than average possibility of loss. To the extent that a derivative contract or derivative security is used speculatively (i.e., not used as a hedge), a fund is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security’s original cost.
Valuation Risk. The risk that a fund could not sell a security or other portfolio investment for the market value or fair value established for it at any time. Similarly, the risk that the fair valuation of securities or other portfolio investments may result in greater fluctuation in their value from one day to the next than would be the case if the market values were available.
Higher-Risk Securities and Practices

Security or Practice	Description	Related Risks
ADRs
ADRs are receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers. Generally, ADRs are in registered form and are designed for trading in U.S. markets.
Market, currency, information, natural event, and political risks (i.e., the risks of foreign securities).
Borrowing	The borrowing of money from financial institutions or through reverse repurchase agreements.	Leverage, interest rate policy, and credit risks.
Emerging Market Securities
Any foreign securities primarily traded on exchanges located in or issued by companies organized or primarily operating in countries that are considered lesser developed than countries like the U.S., Australia, Japan, or those of Western Europe.
Credit, market, currency, information, liquidity, interest rate, valuation, natural event, interest rate policy, and political risks.
EDRs and GDRs
EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.
Market, currency, information, natural event, and political risks (i.e., the risks of foreign securities).
Foreign Money Market Securities	Short-term debt obligations issued either by foreign financial institutions or by foreign branches of U.S. financial institutions or foreign issuers.	Market, currency, information, interest rate, interest rate policy, natural event, and political risks.
Foreign Securities
Securities issued by companies organized or whose principal operations are outside the U.S., securities issued by companies whose securities are principally traded outside the U.S., or securities denominated or quoted in foreign currency. The term “foreign securities” includes ADRs, EDRs, GDRs, and foreign money market securities.
Market, currency, information, natural event, and political risks.
Forward Foreign Currency Exchange Contracts	Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.	Currency, liquidity, and leverage risks. When used for hedging, also has hedging, correlation, and opportunity risks. When used speculatively, also has speculation risks.
Illiquid Securities	Any investment that may be difficult or impossible to sell within seven days for the price at which the fund values it.	Liquidity, valuation and market risks.
Mortgage-Backed Securities	Securities backed by pools of mortgages, including passthrough certificates, PACs, TACs, CMOs, and when available, pools of mortgage loans generated by credit unions.	Credit, extension, prepayment, interest rate, and interest rate policy risks.
Non-Investment Grade Securities	Investing in debt securities rated below BBB/Baa (i.e., “junk” bonds).	Credit, market, interest rate, interest rate policy, liquidity, valuation, and information risks.

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Security or Practice	Description	Related Risks
Options
In general, an option is the right to buy (called a “call”) or sell (called a “put”) property for an agreed-upon price at any time prior to an expiration date. Both call and put options may be either written (i.e., sold) or purchased on securities or indices.
Market, hedging or speculation, leverage, correlation, liquidity, credit, and opportunity risks.
Repurchase Agreements	The purchase of a security that the seller agrees to buy back later at the same price plus interest.	Credit risk.
Restricted Securities	Securities originally issued in a private placement rather than a public offering. These securities often cannot be freely traded on the open market.	Liquidity, valuation, and market risks.
Reverse Repurchase Agreements	The lending of short-term debt securities; often used to facilitate borrowing.	Leverage and credit risks.
Securities Lending	The lending of securities to financial institutions, which provide cash or government securities as collateral.	Credit risk.
Shares of Other Investment Companies	The purchase of shares issued by other investment companies. These investments are subject to the fees and expenses of the underlying investment company(s).	Market risks and the layering of fees and expenses.
Short-Term Trading	Selling a security soon after purchase or purchasing it soon after it was sold (a fund engaging in short-term trading will have higher turnover and transaction expenses).	Market, liquidity and opportunity risks.
Smaller Capitalization Companies
The purchase of securities issued by a company with a market capitalization (For purposes of the Trust, market capitalization is the value of a corporation determined by multiplying total outstanding shares by the current market price. Total outstanding shares include common stock, non-restricted exchangeable shares and partnership units/membership interests where applicable. Exchangeable shares are shares which may be exchanged at any time, at the holder’s option, on a one-for-one basis for common stock. Membership or partnership units/interests represent an economic interest in a limited liability company or limited partnership. Market capitalization does not include preferred or convertible preferred stock, participating preferred stock, restricted or redeemable shares, warrants, rights or trust receipts.) within the range of those companies represented in either the S&P Small Cap 600 Index or the Russell 2000® Index.
Market and liquidity risk.
Swaps
The entry into interest rate, credit default, index, currency exchange rate and total return swap agreements whereby the parties agree to exchange rates of return (or differentials therein) earned or realized on predetermined investments or instruments.
Market, liquidity, currency, credit, counterparty, leverage. interest rate policy, and opportunity risks.
When-Issued Securities and Forward Commitments	The purchase or sale of securities for delivery at a future date; market value may change before delivery.	Market, opportunity, and leverage risks.

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Higher-Risk Securities and Practices Table. The following table shows each fund’s investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets. A number in the column indicates the maximum percentage of total assets that the fund is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the fund’s annual and semi-annual reports.

	Target Alloc. Funds	Cash Reserves	Tax Free Funds	Gov’t Bond	Core Bond	High Quality Bond	Corp. Bond	High Income	Diversified Income	Dividend Income	Covered Call & Equity Income	Invstrs	Large Cap Value	Large Cap Growth	Mid Cap	Small Cap	North Road Int’l	Int’l Stock	Hansb. Int'l Growth	Target Retir. Funds
Borrowing	30	30	30	30	30	30	30	30	30	30	30	30	30	30	30	30	30	30	30	30
Repurchase Agreements	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
Securities Lending	X	X	33⅓	33⅓	33⅓	33⅓	33⅓	33⅓	33⅓	33⅓	33⅓	33⅓	33⅓	33⅓	33⅓	33⅓	33⅓	33⅓	33⅓	X
Short-Term Trading	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
When-Issued Securities; Forward Commitments	**	25	25	25	25	25	25	25	25	25	25	25	25	25	25	25	25	25	25	**
Shares of Other Investment Companies[1]	100	10	10	10	10	10	10	10	10	10	10	10	10	10	10	10	10	10	10	100
Non-Investment Grade Securities	**	X	X	X	20	X	20	*	20	20**	20**	20**	20**	20**	20**	30**	20**	20**	20**	**
Foreign Securities	**	25 [2]	X	10**	25	10**	25**	50	25	25	15	25	25	25	25	25	*	*	*	**
Emerging Market Securities	**	X	X	10**	20	10**	10**	25	15	15	15	15	15	15	15	15	30	30	30	**
Illiquid Securities[3]	**	5	15	15	15	15	15	15	15	15	15	15	15	15	15	15	15	15	15	**
Restricted Securities	**	5**	15	15	15	15	15	50	15	15	15	15	15	15	15	15	15	15	15	**
Mortgage-Backed Securities	**	X	X	10**	25***	10**	10**	30	25***	X	X	X	X	X	X	X	X	X	X	**
Futures Contracts[4]	X	X	X	X	5	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Options on Future Contracts[4]	X	X	X	X	5	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Options on Securities, Indices or Currencies	**	X	10**	10**	10**	X	10**	10	15**	25	*	20**	20**	20**	20**	25**	10**	10**	10**	**
Forward Foreign Currency Exchange Contracts	**	X	X	10**	10**	X	10**	10	10**	10**	10**	10**	10**	10**	10**	10**	10**	10**	10**	**
1 Includes ETFs.
2 U.S. dollar-denominated foreign money market securities only.
3 Numbers in this row refer to net, rather than total, assets.
4 Financial futures contracts are related options only, including futures, contracts and options on future contracts and on currencies.

Legend

*
One asterisk means that there is no policy limitation on the fund’s usage of that practice or type of security, and that the fund may be currently using that practice or investing in that type of security.

**	Two asterisks mean that the fund is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis or in an amount that exceeds 5% of fund assets.

***	Excluding government sponsored agency paper.

X	An “X” mark means that the fund is not permitted to use that practice or invest in that type of security.

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FUND NAMES
In the judgment of Madison, the Tax-Free Funds, Income Funds, Dividend Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap and International Funds have names that suggest a focus on a particular industry, group of industries or type of investment. In accordance with the provisions of Rule 35d-1 of the 1940 Act, each of these funds will, under normal circumstances, invest at least 80% of its assets in the particular industry, group of industries, or type of investment of the type suggested by its name (the “80% policy”). For this purpose, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. Bonds that are subject to the federal alternative minimum tax are not considered “tax-free” for purposes of the requirement of the Tax-Free Funds to invest at least 80% of their assets in securities that generate tax-exempt income.
Except as provided below with regard to the Tax-Free Funds, a fund’s 80% policy is not a “fundamental” one, which means that it may be changed without the vote of a majority of the fund’s outstanding shares as defined in the 1940 Act. Accordingly, the names of these funds may be changed at any time by a vote of the Board of Trustees. As required by Rule 35d-1, shareholders of funds subject to Rule 35d-1 will receive a 60-day written notice of any change to the investment policy describing the type of investment that the name suggests.
With regard to the Tax-Free Funds, the funds’ 80% policy is, in fact, a “fundamental” one, which means that it may not be changed without the vote of a majority of the respective fund’s outstanding shares as defined in the 1940 Act.

INVESTMENT LIMITATIONS
The Trust has adopted the following restrictions and policies relating to the investment of assets and the activities of each fund. The policies listed below are fundamental and may not be changed for a fund without the approval of the holders of a majority of the outstanding votes of that fund (which for this purpose and under the 1940 Act means the lesser of (i) sixty-seven percent (67%) of the outstanding votes attributable to shares represented at a meeting at which more than fifty percent (50%) of the outstanding votes attributable to shares are represented or (ii) more than fifty percent (50%) of the outstanding votes attributable to shares). Except as noted below, none of the funds within the Trust may:

1.
with respect to 75% of the fund’s total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the fund’s total assets taken at market value to be invested in the securities of such issuer or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund;

2.
invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities); provided that each Target Allocation and Target Retirement Fund may invest more than 25% of its assets in any one underlying affiliated fund;

3.
borrow money, except that it may (a) borrow from any lender for temporary purposes in amounts not in excess of 5% of its total assets and (b) borrow from banks in any amount for any purpose, provided that immediately after borrowing from a bank the fund’s aggregate borrowings from any source do not exceed 33 1/3% of the fund’s total assets (including the amount borrowed). If, after borrowing from a bank, a fund’s aggregate borrowings later exceed 33 1/3% of the fund’s total assets, the fund will, within three days after exceeding such limit (not including Sundays or holidays), reduce the amount of its borrowings to meet the limitation. A fund may make additional investments while it has borrowings outstanding. A fund may make other borrowings to the extent permitted by applicable law;

4.
make loans, except through (a) the purchase of debt obligations in accordance with the fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

5.	underwrite securities issued by others, except to the extent that the sale of portfolio securities by the fund may be deemed to be an underwriting;

6.
purchase, hold or deal in real estate, although a fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a fund as a result of the ownership of securities;

7.	invest in commodities or commodity contracts, except that the fund may invest in currency, and financial instruments and contracts that are commodities or commodity contracts; or

8.	issue senior securities to the extent such issuance would violate applicable law.
With regard to fundamental policy 2 above, as it relates to the Target Allocation and Target Retirement Funds, Madison looks through to the assets held by affiliated underlying funds for purposes of the industry concentration limit, and for unaffiliated underlying funds, Madison applies the test the same way based on what Madison knows about the underlying fund.
With regard to fundamental policy 8 above, Section 18(f) of the 1940 Act prohibits an investment company from issuing a “senior security” except under certain circumstances. A “senior security” is any security or obligation that creates a priority over any other class to a distribution of assets or payment of a dividend. Permissible “senior securities” include, among other things, a borrowing from a bank where the fund maintains an asset coverage ratio of at least 300% while the borrowing is outstanding.

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In addition to the fundamental policies listed above, the investment objective of each fund is a fundamental policy that cannot be changed without the approval of a majority of the fund’s outstanding voting securities.
The following restrictions are not fundamental policies and may be changed without the approval of the shareholders in the affected fund:

1.	no fund will sell securities short or maintain a short position, except for short sales against the box;

2.
no fund will purchase any security which is not readily marketable if more than 15% (5% for the Cash Reserves Fund) of the net assets of the fund taken at market value, would be invested in such securities;

3.
with regard to the fundamental policy on industry concentration as it relates to the Tax-Free Funds, (i) in addition to U.S. Government securities, obligations which provide income exempt from federal income taxes are also excluded for purposes of the 25% limitation; (ii) the general obligations of governmental units are not considered related to any industry;[1] and (iii) industrial revenue obligations are classified by the industry of the private user;

4.
with regard to the Tax-Free Funds and the Government Bond, Core Bond, High Quality Bond, Corporate Bond, Dividend Income, Investors, and NorthRoad International Funds, no such fund will invest more than 5% of the value of its total assets (determined as of the date of purchase) in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits), and Madison will not purchase, on behalf of any such fund, any securities when, as a result, more than 10% of the voting securities of the issuer would be held by the fund. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security;

5.
with regard to the Tax-Free Funds, to the extent either of the funds invest in fixed income securities, only investment grade fixed income securities shall be purchased, with the lowest rated securities purchased by the Tax-Free Virginia Fund being those rated BBB or Baa;

6.	with regard to the Cash Reserves, Government Bond and High Quality Bond Funds, only investment grade securities shall be purchased;

7.	with regard to the Core Bond Fund, at least 65% of the fund’s assets must be invested in investment grade securities; and

8.	with regard to the Corporate Bond Fund, at least 80% of the fund’s assets must be invested in investment grade securities.

9.
with regard to the Hansberger International Growth Fund only, the fund will not invest more than 15% of its net assets in securities of issuers identified as tobacco companies as identified by Global Industry Classification Standards (GICS).

_____________________
1However, revenue obligations backed by particular projects are considered related to the industry classifications of the associated projects.

Except for the limitations on borrowing from banks, if the above percentage restrictions, or any restrictions elsewhere in this SAI or in the prospectus covering fund shares, are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

Notwithstanding the foregoing investment limitations, the underlying funds in which the Target Allocation and Target Retirement Funds may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting a Target Allocation and Target Retirement Fund to engage indirectly in investment strategies that may be prohibited under the investment limitations listed above. The investment restrictions of each underlying fund are set forth in the prospectus and SAI for that underlying fund.

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PORTFOLIO TURNOVER
While the Cash Reserves Fund is not subject to specific restrictions on portfolio turnover, it generally does not seek profits by short-term trading. However, it may dispose of a portfolio security prior to its maturity where disposition seems advisable because of a revised credit evaluation of the issuer or other considerations.
Each fund will trade securities held by it whenever, in the Investment Adviser’s view, changes are appropriate to achieve the stated investment objectives. The Investment Adviser does not anticipate that unusual portfolio turnover will be required and intends to keep such turnover to moderate levels consistent with the objectives of each fund. Although the Investment Adviser makes no assurances, it is expected that the annual portfolio turnover rate for each fund will be generally less than 100%. This would mean that normally less than 100% of the securities held by the fund would be replaced in any one year.
For each of the two fiscal years ended October 31, portfolio turnover for each fund was as follows:

Fund	2014	2013	Fund	2014	2013
Conservative Allocation	96%	69%	Dividend Income[1,3]	29%	16%
Moderate Allocation	89%	69%	Large Cap Value	85%	33%
Aggressive Allocation	78%	67%	Investors[1,3]	52%	34%
Tax-Free Virginia[1,2]	16%	14%	Large Cap Growth	40%	58%
Tax-Free National[1,2]	30%	24%	Mid Cap[1,3]	33%	21%
Government Bond[1,3]	24%	14%	Small Cap	29%	22%
High Quality Bond[1,3]	20%	30%	NorthRoad International[1,3]	30%	15%
Core Bond	41%	24%	International Stock	44%	53%
Corporate Bond[1,3]	31%	10%	Hansberger International Growth[4]	34%	48%
High Income	52%	28%	Target Retirement 2020[5]	48%	N/A
Diversified Income	23%	18%	Target Retirement 2030[5]	44%	N/A
Covered Call & Equity Income	139%	100%	Target Retirement 2040[5]	46%	N/A
1 Data shown for 2013 represents the portfolio turnover for the accounting survivor resulting from the April 2013 reorganization of this fund and a corresponding Madison Mosaic Fund (the "Predecessor Fund"). For all of these funds, the accounting survivor in each transaction was the applicable Predecessor Fund.
2 Data shown for 2013 reflects the fund’s previous fiscal year ended September 30. Effective as of the close of business on April 19, 2013, the predecessor to the fund was reorganized into the fund and the fiscal year end of the fund changed to October 31. The portfolio turnover rate for the Tax-Free Virginia Fund and Tax-Free National Fund for the one month period ended October 31, 2013 was 0% and 6% respectively.

[3]	Data shown for 2013 reflects the 10 month period ended October 31.
4 Data shown for 2013 represents the portfolio turnover for the accounting survivor resulting from the July 2014 reorganization of this fund and the Hansberger International Growth Fund, a series of Hansberger International Series (the “Predecessor Fund”). The accounting survivor was the Predecessor Fund, which had a December 31 fiscal year end, therefore, the data shown reflects the Predecessor Fund’s fiscal year ended December 31. Data shown for 2014 reflects the 10 month period ended October 31.
5 Because this fund is new, the data shown for 2014 reflects the period inception of the fund on August 29, 2014 to October 31.

25

MANAGEMENT OF THE TRUST

Trustees and Officers
The Trust is governed by the Board of Trustees. The Board has the duties and responsibilities set forth under the applicable laws of the State of Delaware, including but not limited to the management and supervision of the funds.
The Board of Trustees, from time to time, may include individuals who may be deemed to be affiliated persons of Madison. At all times, however, a majority of Board members will not be affiliated with Madison or the funds (collectively referred to herein as the “Independent Trustees”). Board members serve indefinite terms, while officers of the Trust are elected annually.
The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing Board members, changing fundamental policies, approving certain management contracts, approving or amending a 12b-1 plan, or as otherwise required by the 1940 Act or the Declaration of Trust.
The address of each Trustee and officer is 550 Science Drive, Madison, Wisconsin 53711, except for Mr. Mason for which it is 8777 N. Gainey Center Drive, #220, Scottsdale, Arizona 85258.
Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/ Trustee[1]	Other Directorships Held by Director/ Trustee During Past Five Years
Katherine L. Frank[2] 1960	Trustee and President, 2009 – Present
Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 – Present; Managing Director and Vice President, 1986 – 2010
Madison Asset Management, LLC (“Madison”), Executive Director and Chief Operating Officer, 2010 – Present; Vice President, 2004 – 2010
Madison Investment Advisors, LLC (“MIA”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 – Present; Vice President, 1996 – 2010
Madison Strategic Sector Premium Fund (closed end fund), President, 2005 – Present; Ultra Series Fund (16) (mutual funds), President, 2009 – Present; Madison Covered Call & Equity Strategy Fund (closed end fund), President, December 2012 – Present
			38	Madison Strategic Sector Premium Fund, 2005 – Present; Ultra Series Fund (16), 2009 – Present
Jay R. Sekelsky 1959	Vice President, 2009 – Present
MIH, Executive Director and Chief Investment Officer, 2010 – Present; Managing Director and Vice President, 1990 – 2010
Madison, Executive Director and Chief Investment Officer, 2010 – Present
MIA, Executive Director and Chief Investment Officer, 2010 – Present; Vice President, 1996 – 2010
Madison Strategic Sector Premium Fund, Vice President, 2005 – Present; Ultra Series Fund (16), Vice President, 2009 – Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 – Present
			N/A	N/A
Paul Lefurgey 1964	Vice President, 2009 – Present
MIH, Executive Director and Head of Fixed Income Investments, 2013 – Present; Managing Director and Head of Fixed Income Investments, 2005 – 2013; Madison and MIA, Executive Director and Head of Fixed Income Investments, 2013 – Present; Managing Director and Head of Fixed Income Investments, 2010 – 2013
MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President, 2003 – 2005
Madison Strategic Sector Premium Fund, Vice President, 2010 – Present; Ultra Series Fund (16), Vice President, 2009 – Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 – Present
			N/A	N/A
Greg D. Hoppe 1969	Treasurer, 2009 – Present
MIH and MIA, Vice President, 1999 – Present; Madison, Vice President, 2009 – Present
Madison Strategic Sector Premium Fund, Treasurer, 2009 – Present; Chief Financial Officer, 2005 – 2009; Ultra Series Fund (16), Treasurer, 2009 – Present; Madison Covered Call & Equity Strategy Fund, Treasurer, December 2012 – Present
			N/A	N/A

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Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/ Trustee[1]	Other Directorships Held by Director/ Trustee During Past Five Years
Holly S. Baggot 1960	Secretary, 1999 – Present Assistant Treasurer, 1999 – 2007; 2009 – Present
MIH and MIA, Vice President, 2010 – Present; Madison, Vice President, 2009 – Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 – Present
MCA, Director-Mutual Funds, 2008-2009; Director-Mutual Fund Operations, 2006-2008; Operations Officer-Mutual Funds, 2005-2006; Senior Manager-Product & Fund Operations, 2001-2005
Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 – Present; Ultra Series Fund (16), Secretary, 1999-Present and Treasurer, 2008-2009 and Assistant Treasurer, 1997-2007 and 2009-Present; Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, December 2012 – Present
			N/A	N/A
W. Richard Mason 1960	Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 – Present
MIH, MIA, Madison and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 – Present; General Counsel and Chief Compliance Officer, 1996 – 2009
MFD, Principal, 1998 – Present; Concord Asset Management, LLC (“Concord”) (an affiliated investment advisory firm of Madison), General Counsel, 1996 – 2009; NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 – Present
Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 – Present; Secretary, General Counsel and Chief Compliance Officer, 2005 – 2009; Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, December 2012 – Present
Ultra Series Fund (16), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 – Present
			N/A	N/A
1 As of the date of this SAI, the fund complex consists of Madison Funds with 26 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 44 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.
2 “Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of Madison Funds.

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Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/ Trustee[2]	Other Directorships Held by Director/Trustee During Past Five Years
Philip E. Blake 1944	Trustee, 2009 – Present	Retired Investor Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001 Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 – 2000	39
Edgewood College, 2003 – Present; Chairman of the Board, 2010 – 2012
Nerites Corporation (technology company), 2004 –Dec. 2013
Madison Strategic Sector Premium Fund, 2005 – Present;
Ultra Series Fund (16), 2009 – Present;
Madison Covered Call & Equity Strategy Fund, 2005 – August 2009, and December 2012 – Present

James R Imhoff, Jr. 1944	Trustee, 2009 – Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 – Present	39	Park Bank, 1978 – Present Madison Strategic Sector Premium Fund, 2005 – Present; Madison Covered Call & Equity Strategy Fund, 2005 – Present; Ultra Series Fund (16), 2009 – Present
Steven P. Riege 1954	Trustee, 2005 – Present	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 – Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 – 2001	37	Forward Service Corporation (employment training non-profit), 2010 – Present Stanek Tool Corp., 1990 – Present Ultra Series Fund (16), 2005 – Present
Richard E. Struthers 1952	Trustee, 2004 – Present	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chair and Chief Executive Officer, 1998 – Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 – 2012 IAI Mutual Funds, Minneapolis, MN, President and Director, 1992-1997	37	Park Nicolet Health Services, 2001 – 2012 HealthPartners, 2013 – Present Ultra Series Fund (16), 2004 – Present

[1]	Independent Trustees serve in such capacity until reaching the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

[2]
As of the date of this SAI, the fund complex consists of Madison Funds with 26 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 44 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.

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Trustee Compensation

During the fiscal year ended October 31, 2014, the Trustees were compensated as follows:

Trustee Name	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex[1]
Steven P. Riege	$35,000	$70,000
Richard E. Struthers	$35,000	$70,000
Lorence D. Wheeler [1]	$35,000	$88,000
James R Imhoff, Jr.	$35,000	$88,000
Philip E Blake	$35,000	$88,000
Katherine L. Frank[2]	None	None

[1]	Mr. Wheeler retired effective February 6, 2015 having reached the established mandatory retirement age for members of the Board of Trustees.
2 Non-compensated interested Trustee.

The funds do not have any sort of pension or retirement plans for the benefit of Trustees. However, as an employee of Madison, Ms. Frank participates in a profit sharing plan sponsored by Madison for the benefit of its employees. No part of such plan is secured or funded by the funds.
There have been no arrangements or understandings between any trustee or officer and any other person(s) pursuant to which (s)he was selected as a Trustee or officer.
Board Qualifications
The members of the Board of Trustees each have experience that led fund management to the conclusion that each should serve as a member of the Board, both at the time of the person’s appointment and continuing as of the date of this SAI. Ms. Frank, the sole member of the Board who is considered an “interested person” under the 1940 Act, has been with MIH for more than 20 years and has held executive management positions during her tenure with the firm. Regarding the Independent Trustees, all four have substantial experience operating and overseeing a business, whether it be the newspaper business (for Mr. Blake), the real estate business (for Mr. Imhoff), the management consulting business (for Mr. Riege), and the investment management business (for Mr. Struthers). As a result of this experience, each has unique perspectives regarding the operation and management of the funds and the Board of Trustees’ oversight function. They use this collective experience to oversee the funds for the benefit of fund shareholders. Moreover, each of the Independent Trustees has served as a trustee of one or more mutual funds for many years. They bring substantial and material experience and expertise to their roles as Trustees of the funds.
Board Committees
The Board of Trustees has established two standing committees to help manage the funds, as follows: an Audit Committee and a Nominating and Governance Committee.
Audit Committee. The Audit Committee is responsible for reviewing the results of each audit of the funds by the funds’ independent registered public accounting firm and for recommending the selection of independent auditors for the coming year. The Audit Committee members are the Independent Trustees of the Funds: Philip Blake (Chairman), James Imhoff, Jr., Steven Riege, and Richard Struthers. The Audit Committee meets at least quarterly and more often as necessary. The Committee met four times during the funds’ last fiscal year.
Nominating and Governance Committee. The Nominating and Governance Committee is responsible for nominating Trustees and officers to fill vacancies, evaluating their qualifications and for determining Trustee compensation. The Committee is also responsible for periodically reviewing the effectiveness of the Board of Trustees. The members of the Nominating and Governance Committee are the same as the members of the Audit Committee: James Imhoff, Jr. (Chairman), Philip Blake, Steven Riege, and Richard Struthers. Like the Audit Committee, the Nominating and Governance Committee meets at least quarterly and more often as necessary. The Committee met four times during the funds’ last fiscal year. The Nominating Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the fund’s Secretary at the following address: 550 Science Drive, Madison, Wisconsin 53711.
Leadership Structure of the Board
The Board of Trustees is relatively small (with five members, as noted in the table above) and operates in a collegial atmosphere.  Although no member is formally charged with acting as Chairman, Ms. Frank generally acts as the Chairperson during meetings.  All Board members are expected to provide their input into establishing the Board’s meeting agenda.  Likewise, each Board of Trustee meeting contains a standing agenda item for any Board member to raise new or additional items he or she believes is important in connection with fund governance.  The Board of Trustees has charged Mr. Imhoff with acting as the Lead Independent Trustee for purposes of communicating with Madison, the Chief Compliance Officer, counsel to the Independent Trustees and fund counsel on matters relating to the Board as a whole.  The Independent Trustees often meet in executive session without representatives of Madison present (including meetings with counsel, the Chief Compliance Officer and the independent registered public accountant).

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As adviser to the funds, Madison is responsible for the overall risk management for the funds, including supervising their affiliated and third-party service providers and identifying and mitigating possible events that could impact the funds’ business, operations or performance. Risks to the funds include investment, legal, compliance and regulatory risks, as well as the risk of operational failure or lack of business continuity. The Board of Trustees oversees risk management of the funds’ investment programs through the Audit Committee and through oversight by the Board itself. The Chief Compliance Officer, who reports to the Independent Trustees, provides the Board of Trustees with quarterly updates and a comprehensive annual report regarding the processes and controls in place to address regulatory, compliance, legal and operational risk. The Board of Trustees exercises its oversight in conjunction with Madison, the Chief Compliance Officer, fund counsel and counsel to the Independent Trustees by requesting reports and presentations at regular intervals throughout the year. Additionally, the Audit Committee receives periodic reports from the funds’ independent accountants. The Board’s committee structure requires an Independent Trustee to serve as chairman of the Nominating and Governance and the Audit Committees.
Given the small size of the Board of Trustees, its committee structure lead by Independent Trustees, the openness of Board meetings to active input by all Board members, its utilization of executive sessions, the role of the Lead Independent Trustee and its quarterly focus on compliance and risk management, the Board of Trustees has determined that its current leadership structure is adequate for the protection of fund investors.
Trustees’ Holdings
Trustees’ holdings in the Fund Complex as of December 31, 2014 was as follows:

Name of Trustee	Fund	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in Fund Complex[1,2]
Steven P. Riege	Aggressive Allocation Small Cap	$1-$10,000 $1-$10,000	$1-$10,000
Richard E. Struthers	International Stock	$50,001-$100,000	$50,001-$100,000
Philip E. Blake	Dividend Income High Income Large Cap Value Large Cap Growth Mid Cap Small Cap NorthRoad International	$1-$10,000 $10,001-$50,000 $50,001-$100,000 $50,001-$100,000 over $100,000 $50,001-$100,000 $10,001-$50,000	over $100,000
James R. Imhoff, Jr.	Investors Mid Cap	over $100,000 $50,001-$100,000	over $100,000
Katherine L. Frank	Dividend Income Investors Mid Cap NorthRoad International	over $100,000 over $100,000 over $100,000 over $100,000	over $100,000
1 Dollar ranges are as follows: none; $1–$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.
2 Fund Complex as defined above.

SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST
Class A shares may be offered without front-end sales charges to individuals (and their “immediate family,” as described in the prospectus) who, within the past twelve months, were (i) trustees, directors, officers, or employees of CMFG Life Insurance Company or its subsidiaries and affiliates (collectively referred to herein as “CMFG Life”); (ii) trustees, directors, officers or employees of Madison Investment Holdings, Inc. and/or its subsidiaries or affiliated companies; (iii) members of the Board of Trustees of the Trust or of the board of trustees of the Ultra Series Fund; and (iv) any trust, pension, profit sharing or other benefit plan which beneficially owns shares for these persons. Board members of the Trust and the Ultra Series Fund are offered Class A shares without front-end sales charges as an incentive for them to invest in the funds for which they serve as Trustees.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST’S SECURITIES
Based upon their investments, the Target Allocation Funds of the Ultra Series Fund, an affiliated investment company which is managed by the same investment adviser as the Madison Funds, own more than 25% of the shares of certain funds, and the Target Retirement Funds of the Ultra Series Fund own 100% of the shares of the Madison Target Retirement Funds, as indicated in the charts below and may be deemed to control such funds. Until their ownership is diluted by the sale of shares to other shareholders or the redemption of their investments, these funds may each be able to significantly influence the outcome of any shareholder vote of such funds.
The following tables set forth 5% or more beneficial ownership (unless otherwise stated) of shares of each class of each fund, if applicable, as of January 31, 2015.
Class A shares

Shareholder	Investors
Madison Investment Holdings Inc., Madison, WI	7.49%
Pershing LLC, Jersey City, NJ*	5.50%
* Represents ownership of record rather than beneficial ownership.
Class B shares

Shareholder	Cash Reserves	High Income	Small Cap
State Street as Custodian R/O IRA FBO Humberto Prieto, Miami, FL	13.27%
State Street as Custodian IRA FBO Burnice J. Cobb, Camden, SC	10.57%
Edward Riddle, UT	7.62%
State Street as Custodian R/O IRA FBO Arthur R. Kissmer, Ronkonkoma, NY	7.59%
Vernon Pinkney, Fayetteville, NC	5.50%
State Street as Custodian IRA FBO Bennie J. Pokemire, Sanford, NC	5.47%
Pershing LLC., Jersey City, NJ*		6.28%
LPL Financial, San Diego, CA*			7.05%
State Street as Custodian Roth IRA FBO Melanie Keete, Tampa, FL			6.55%
*Represents ownership of record rather than beneficial ownership.
Class C shares

Shareholder	Aggressive Allocation
William W. Goddard TTEE Family Trust of William W. Goddard, Riverside, CA	9.10%
PACUL Services Inc., Corinne Sherman 457(f) Plan, Harrisburg, PA	6.31%
Pennsylvania CU Association FBO Michael A. Wishnow 457(f) Plan, Harrisburg, PA	5.94%
*Represents ownership of record rather than beneficial ownership.
Class Y shares

Shareholder	Tax- Free VA	Tax- Free Nat’l	Core Bond	Corp Bond	Gov Bond	High Inc	High Qlty Bond	Div Inc	Cov Call & Eq Inc	Large Cap Value	Invst	Large Cap Growth	Mid Cap	Small Cap	North Road Int’l	Int’l Stock	Hans. Int'l Growth
Madison Conservative Allocation Fund, Madison, WI			8.20%	19.05%
Madison Moderate Allocation Fund, Madison, WI			11.24%							13.37%		14.81%			9.79%
Madison Aggressive Allocation Fund, Madison, WI										7.07%		7.54%
Ultra Series Conservative Allocation Fund, Madison, WI			21.47%	56.73%			7.62%			12.25%		11.08%			8.99%

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Shareholder	Tax- Free VA	Tax- Free Nat’l	Core Bond	Corp Bond	Gov Bond	High Inc	High Qlty Bond	Div Inc	Cov Call & Eq Inc	Large Cap Value	Invst	Large Cap Growth	Mid Cap	Small Cap	North Road Int’l	Int’l Stock	Hans. Int'l Growth
Ultra Series Moderate Allocation Fund, Madison, WI			26.08%	20.52%						34.53%	13.77%	34.43%			32.49%
Ultra Series Aggressive Allocation Fund, Madison, WI										15.12%	7.58%	15.88%			12.64%
Transamerica Madison Balanced Allocation VP, St. Petersburg, FL			11.96%				7.39%		12.11%	9.06%		7.58%				72.04%
Transamerica Madison Conservative Allocation VP, St. Petersburg, FL			9.70%						9.50%							27.26%
Charles Schwab & Co – Special Custodial Account for Benefit of Customers, San Francisco, CA*					19.42%	44.07%	19.05%	23.97%	12.48%				16.13%		7.25%
National Financial Services LLC Exclusive Benefit of our Customers, New York, NY*	5.21%				19.94%	12.98%		17.82%							10.13%		78.59%
LPL Financial A/C 1000-0005, San Diego, CA*									8.96%
Goldman Sachs & Co., Salt Lake City, UT*														70.54%
Mitra & Co FBO 98 c/o BMO Harris Bank NA. Milwaukee, WI*														9.15%
Morgan Stanley Smith Barney, Jersey City, NJ*													25.68%
TD Ameritrade FBO Exclusive Benefit for our Clients, Omaha, NE*						20.99%											7.43%
State Street Bank IRA FBO Timothy W Halfman, Birmingham, AL						17.10%

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Shareholder	Tax- Free VA	Tax- Free Nat’l	Core Bond	Corp Bond	Gov Bond	High Inc	High Qlty Bond	Div Inc	Cov Call & Eq Inc	Large Cap Value	Invst	Large Cap Growth	Mid Cap	Small Cap	North Road Int’l	Int’l Stock	Hans. Int'l Growth
Outrider Foundation Inc., Madison, WI											24.56%		15.77%
John H Rys Sr & Virginia M Rys JTWROS POA John H Rys Jr, Kansas City, MO		6.97%
Wayne G Johns, Alexandria, VA	21.19%
Wells Fargo Bank NA FBO Charles Denny Rev Trust Agent/Trustee, Minneapolis, MN																	5.67%
*Represents ownership of record rather than beneficial ownership.
Class R6 shares

Shareholder	Core Bond	Cov Call & Eq Inc	Investors	Mid Cap	North Road Int’l	Target 2020	Target 2030	Target 2040	Target 2050
Charles Schwab & Co – Special Custodial Account for Benefit of Customers, San Francisco, CA*	97.74%	59.69%	75.27%	79.50%	8.71%
Madison Investment Holdings Inc., Madison, WI		33.77%
SEI Private Trust Company, ID 370, Oaks, PA*		6.54%
CMFG Pension Plan for Non Represented Employees, Madison, WI					65.95%
CMFG Pension Plan for Represented Employees, Madison, WI					25.21%
Ultra Series Madison Target Retirement 2020 Fund, Madison, WI						100.00%
Ultra Series Madison Target Retirement 2030 Fund, Madison, WI							100.00%
Ultra Series Madison Target Retirement 2040 Fund, Madison, WI								100.00%
Ultra Series Madison Target Retirement 2050 Fund, Madison, WI									100.00%
*Represents ownership of record rather than beneficial ownership.
Class I shares

Shareholder	Hans. Int'l Growth
Philip Pahigian, Lewis R Sifford & Charles Koppelman TTEES United States Gympsum Personal Injury U/A, Washington, DC	27.38%
National Financial Services LLC Exclusive Benefit of our Customers, New York, NY*	25.28%
US Bank FBO WEA Hansberger Global Investors, Milwaukee, WI	15.10%
Fairfield University, Fairfield, CT	14.24%
Capinco C/O US Bank NA, Milwaukee, WI*	12.90%
*Represents ownership of record rather than beneficial ownership.
As of December 31, 2014, the Trust’s trustees and officers, as a group, owned less than one percent of the outstanding voting securities of each fund.

PORTFOLIO MANAGEMENT
Madison Asset Management, LLC
Background. The investment adviser to the Trust, Madison Asset Management, LLC (“Madison”), is a registered investment adviser located at 550 Science Drive, Madison, WI 53711. Madison is jointly owned by Madison Investment Holdings, Inc. (“MIH”), 550 Science Drive, Madison, WI 53711, and CMFG Life Insurance Company (“CMFG Life”), 5910 Mineral Point Road, Madison, WI 53705, although MIH has a controlling interest in Madison (CMFG Life’s interest in Madison is a non-voting equity interest). Madison shares investment personnel with Madison Investment Advisors, LLC, a wholly owned subsidiary of Madison. MIH is a registered investment adviser founded in 1973 that operates primarily as a holding company. In addition to Madison, the other firms under the MIH umbrella are: Madison Scottsdale, LC (a registered investment adviser providing portfolio

33

management services to insurance companies), located in Scottsdale, AZ; Madison Investment Advisors, LLC (a registered investment adviser providing portfolio management services to wrap accounts and separately managed accounts), located in Madison, WI; NorthRoad Capital Management, LLC (a registered investment adviser specializing in international/global equity strategies), located in New York, NY; and Hansberger Growth Investors, L.P. (a registered investment adviser specializing in international/global equity strategies), located in Madison, WI with a branch office in Ontario, Canada. Frank E. Burgess, who is the founder of MIH, owns a controlling interest in MIH.
Investment Advisory Agreement. Madison has entered into an Investment Advisory Agreement with the Trust (the “Advisory Agreement”) that requires Madison to provide continuous professional investment management of the investments of the Trust, including establishing an investment program complying with the investment objectives, policies, and restrictions of each fund. Under the Advisory Agreement, Madison is also generally responsible for the other operations of the Trust. As compensation for its services under the Advisory Agreement, the Trust pays Madison a fee computed at an annualized percentage rate of the average daily value of the net assets of each fund.
During each of the three fiscal years ended October 31, the Trust paid the following investment advisory fees to Madison:

Fund	Advisory Fee[1]	2014	2013	2012
Conservative Allocation	0.20%	$145,885	$134,351	$110,318
Moderate Allocation	0.20%	298,066	271,670	241,308
Aggressive Allocation	0.20%	119,129	100,681	85,662
Cash Reserves[2]	0.40%	143	654	0
Tax-Free Virginia[5,6]	0.50%	116,091	123,756	150,506
Tax-Free National[5,6]	0.50%	140,212	151,198	187,551
Government Bond[5,7]	0.40%[3]	16,392	17,141	22,795
Core Bond	0.50%	936,232	655,162	749,548
High Quality Bond[5,7]	0.30%	376,518	283,966	329,901
Corporate Bond[5,7]	0.40%	94,871	65,705	75,349
High Income	0.55%	227,932	334,746	555,384
Diversified Income	0.65%	888,147	737,286	618,698
Dividend Income[5,7]	0.75%[3]	153,153	101,071	93,769
Covered Call & Equity Income	0.85%	347,708	541,673	803,273
Investors[5,7]	0.75%[4]	1,371,411	366,524	270,608
Large Cap Value	0.55%	1,188,849	948,347	792,125
Large Cap Growth	0.75%	1,219,387	970,472	930,773
Mid Cap[5,7]	0.75%	2,320,443	1,742,666	1,326,185
Small Cap	1.00%	554,636	294,652	196,287
NorthRoad International[5,7]	0.80%	338,723	204,440	190,018
International Stock	1.05%	601,051	567,553	535,920
Hansberger International Growth[8]	0.75%[9]	1,352,845	2,649,557	4,150,629
Target Retirement 2020[10]	0.25%	26,880	N/A	N/A
Target Retirement 2030[10]	0.25%	35,508	N/A	N/A
Target Retirement 2040[10]	0.25%	25,136	N/A	N/A
Target Retirement 2040[10]	0.25%	8,944	N/A	N/A

[1]
Except for the Target Allocation and Target Retirement Funds, Tax-Free Funds, Government Bond Fund, High Quality Bond Fund, Corporate Bond Fund, Investors Fund, NorthRoad International Fund, Dividend Income Fund, and Covered Call & Equity Income Fund, each fund’s management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.

[2]
The amounts shown reflect a waiver of advisory fees of $90,424 for the year ended October 31, 2014, $77,572 for the year ended October 31, 2013, and $53,154 for the year ended October 31, 2012; for the purpose of maintaining a one-day yield of zero. This fee waiver agreement is in place until February 28, 2016.

[3]	A portion of the fund’s annual investment advisory fee (0.10%) is being waived by Madison until February 28, 2016.

[4]	The investment advisory fee for this fund is 0.75% on the first $100 million of net assets, and 0.60% on net assets in excess of $100 million.

[5]
Data shown in the table for this fund for 2013 and 2012 represents the investment advisory fees paid by the accounting survivor resulting from the April 19, 2013 reorganization of this fund and a corresponding Madison Mosaic Fund (the "Predecessor Fund"). For all of these funds the accounting survivor in each transaction was the applicable Predecessor Fund.

[6]
Data shown in 2013 and 2012 reflects the fund’s previous fiscal years ended September 30. Effective as of the close of business on April 19, 2013, the predecessor to the fund was reorganized into the fund and the fiscal year end of the fund changed to October 31.

[7]
Effective as of the close of business on April 19, 2013, the predecessor to the fund was reorganized into the fund and the fiscal year end of the fund changed to October 31. Data shown in 2013 represents the 10 month period ended October 31. Data shown in 2012 reflects the fund’s previous fiscal years ended December 31.

[8]
Data shown in this table for this fund for 2013 and 2012 represents the investment advisory fees paid by the accounting survivor resulting from the July 31, 2014 reorganization of this fund and the Hansberger International Growth Fund, a series of Hansberger International Series (the "Predecessor Fund"). The accounting survivor was the Predecessor Fund, which had a December 31 fiscal year end, therefore, the data shown reflects the Predecessor Fund's fiscal year ended December 31. Data shown for 2014 reflects the 10-month period ended October 31. The amounts shown reflect a waiver of investment advisory fees by the Predecessor Fund of $19,694 for the 10-month period ended October 31, 2014, $19,912 for the year ended December 31, 2013, and $14,686 for the year ended December 31, 2012.

9 Madison has contractually agreed until July 31, 2016 to cap total fund operating expenses on an annual basis for Class Y shares at 1.15% and for Class I shares at 1.00%. The fee waiver agreement described above may be terminated by the Board of Trustees of the fund at any time and for any reason; however, the Board has no intention of terminating this agreement prior to the end of its term. Not included in the fee cap are any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit the fund maintains with its custodian or another entity for investment purposes); or acquired fund fees and expenses.
10Because the fund is new, data shown in 2014 represents the period inception of the fund August 29, 2014 through October 31.
Madison does not have the right to recoup any waived management fees.

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Services Agreement. Madison has entered into a Services Agreement with the Trust (the “Services Agreement”) that obligates Madison to provide or otherwise arrange for the Trust to have all operational and support services it needs. Such services include:

•	Handling bookkeeping and portfolio accounting for the Trust.

•	Handling telephone inquiries, cash withdrawals and other customer service functions (including monitoring wire transfers).

•	Providing appropriate supplies, equipment and ancillary services necessary to conduct the Trust’s affairs.

•	Arranging for and paying the custodian, fund transfer agent, fund accountant and fund administrator.

•	Arranging for and paying the Trust’s independent registered public accountants, legal counsel and outside counsel to the Independent Trustees.

•	Registering the Trust and its shares with the SEC and notifying any applicable state securities commissions of the sale of such shares in their jurisdiction.

•	Printing and distributing prospectus and periodic financial reports to current shareholders.

•	Paying for trade association membership.

•	Preparing shareholder reports, proxy materials and holding shareholder meetings.

•	Paying the Independent Trustees’ meeting fees and out-of-pocket expenses.
Madison provides all these services for a fee calculated as a percentage of each fund’s average daily net assets. This fee is reviewed and approved at least annually by the Board of Trustees and is compared with the fee paid by other mutual funds of similar size and investment objective to determine if it is reasonable. In providing or arranging for the provision of the various services covered by the Services Agreement, Madison negotiates for the best services at the best price available from the Trust’s unaffiliated service providers. Because fund expenses have historically exceeded the service fee levels noted below, Madison is currently subsidizing fund expenses in excess of such levels for some or all funds. Accordingly, at the current time, to the extent Madison is able to negotiate discounts from service providers, these discounts are not passed onto the Trust. If and when fund expenses from unaffiliated service providers decrease below the service fees being charged, the level of service fees may also decrease. The Board of Trustees considers the reasonableness of service fees when it considers the compensation paid to the Investment Adviser under the Advisory Agreement.
During each of the last three fiscal years ended October 31, the Trust paid the following service fees to Madison:

Fund	Service Fee[1]	2014	2013	2012
Conservative Allocation	0.25%	$182,356	$167,939	$137,898
Moderate Allocation	0.25%	372,583	339,588	301,636
Aggressive Allocation	0.25%	148,912	125,851	107,077
Cash Reserves[2]	0.15%	16,052	17,534	10,688
Tax-Free Virginia[5,6]	0.35%	81,263	86,629	88,309
Tax-Free National[5,6]	0.35%	98,148	105,839	119,202
Government Bond[5,7]	0.25%	10,245	10,712	15,023
Core Bond	0.15%	280,858	196,543	224,864
High Quality Bond[5,7]	0.19%	238,461	179,845	208,937
Corporate Bond[6,7]	0.25%	59,295	41,066	51,536
High Income	0.20%	82,884	121,726	201,958
Diversified Income	0.20%	273,276	226,857	190,369
Dividend Income[5,7]	0.35%[3]	71,471	47,166	52,444
Covered Call & Equity Income	0.15%	61,201	95,379	141,721
Investors[5,7]	0.35%[4]	694,263	177,273	106,553
Large Cap Value	0.36%	778,155	620,736	518,481
Large Cap Growth	0.20%	325,170	258,793	248,206
Mid Cap[5,7]	0.40%	1,218,486	911,601	787,027
Small Cap	0.25%	138,659	73,663	49,072
NorthRoad International[5,7]	0.35%	124,481	89,412	83,107
International Stock	0.30%	171,729	162,158	153,120
Hansberger International Growth[8]	0.40%[9]	121,615	N/A	N/A
Target Retirement 2020[10]	0.05%	5,376	N/A	N/A
Target Retirement 2030[10]	0.05%	7,101	N/A	N/A
Target Retirement 2040[10]	0.05%	5,027	N/A	N/A
Target Retirement 2040[10]	0.05%	1,789	N/A	N/A
1 The service fees set forth in this table are for all but the Class R6 shares. The service fee for the Class R6 shares is 0.02% annually.
2 The amount shown reflects a waiver of $17,911 of service fees for the year ended October 31, 2014; $11,801 of service fees for the year ended October 31, 2013; and $9,245 of service fees for the year ended October 31, 2012, for the purpose of maintaining a one-day yield of zero. This fee wavier agreement is in place until February 28, 2016.

[3]	A portion of the fund's annual service fee (0.05%) is being waived by Madison until February 28, 2016.
4 Madison has contractually agreed to waive and/or reimburse the service fee it receives to the extent necessary to maintain total annual fund operating expenses for Class A shares at 1.20% and for Class Y shares at 0.95% until at least February 28, 2016. The fee waiver agreement described above may be terminated by the Board of Trustees of the fund at any time and for any reason; however, the Board has no intention of terminating the agreement in the next year. Not included in the fee waiver are any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); or extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit the fund maintains with its custodian or another entity for investment purposes). Any fees waived will not be subject to later recoupment by Madison.

[5]
Data shown in the table for 2013 and 2012 represents the service fees paid by the accounting survivor resulting from the April 2013 reorganization of this fund and a corresponding Madison Mosaic Fund (the "Predecessor Fund"). For all of these funds the accounting survivor in each transaction is the applicable Predecessor Fund.

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6 Data shown in 2013 and 2012 reflects the fund’s previous fiscal years ended September 30. Effective as of the close of business on April 19, 2013, the predecessor to the fund was reorganized into the fund and the fiscal year end of the fund changed to October 31.
7 Effective as of the close of business on April 19, 2013, the predecessor to the fund was reorganized into the fund and the fiscal year end of the fund changed to October 31. Data shown in 2013 represents the 10 month period ended October 31. Data shown in 2012 reflects the fund’s previous fiscal years ended December 31.
8 Data shown in this table for this fund for 2014 represents the services fees paid by the fund under this agreement for the period July 31 through October 31, 2014. The Predecessor Fund did not have a similar services fees agreement, therefore, there is no data to report for 2013 and 2012 for the Predecessor Fund.
9 Refer to footnote 9 in the “Investment Advisory Agreement” table above.
10Because the fund is new, data shown in 2014 represents the period inception of the fund August 29, 2014 through October 31.

Madison does not have the right to recoup any waived service fees.
The fees Madison receives under the Services Agreement are in addition to and independent of fees received pursuant to the Advisory Agreement. In addition, the Trust remains responsible for (i) transaction-related expenses including, but not limited to, brokerage commissions paid in connection with fund transactions, interest or fees in connection with fund indebtedness or taxes paid in connection with portfolio securities held, (ii) Rule 12b-1 distribution and service fees disclosed in the prospectus of the Trust, (iii) acquired fund fees, if any, and (iv) any extraordinary or non-recurring expenses it incurs.
Subadvisory Agreements. As described in the prospectus, Madison manages the assets of the High Income, Small Cap, NorthRoad International, International Stock and Hansberger International Growth Funds using a “manager of managers” approach under which Madison allocates the fund’s assets among one or more “specialist” subadvisers (each, a “Subadviser”). The Trust and Madison have received an order from the SEC that permits the hiring of unaffiliated Subadvisers without shareholder approval. If Madison hires a new Subadviser pursuant to the order, shareholders will receive an “information statement” within 90 days after a change in Subadvisers that will provide relevant information about the reason for the change and any new Subadviser(s).
Even though Subadvisers have day-to-day responsibility over the management of the High Income, Small Cap, NorthRoad International, International Stock and Hansberger International Growth Funds, Madison retains the ultimate responsibility for the performance of these funds and will oversee the Subadvisers and recommend their hiring, termination and replacement to the Trust’s Board of Trustees.
Madison may, at some future time, employ a subadvisory or “manager of managers” approach to other new or existing funds in addition to the High Income, Small Cap, NorthRoad International, International Stock and Hansberger International Growth Funds.
Shenkman Capital Management, Inc. (High Income Fund)
As of the date hereof, Shenkman Capital Management, Inc. (“SCM”) is the only Subadviser managing the assets of the High Income Fund. For its services to the fund, SCM receives a management fee from Madison, computed and accrued daily and paid monthly, based on the average daily net assets in the fund. SCM received the following management fees for its services during the fiscal years noted:

Fiscal year ended October 31	Amount
2014	$155,318
2013	$239,564
2012	$377,672
Wellington Management Company LLP (Small Cap Fund)
As of the date hereof, Wellington Management Company LLP (“Wellington Management”) is the only Subadviser managing the assets of the Small Cap Fund. For its services to the fund, Wellington Management receives a management fee from Madison, computed and accrued daily and paid monthly, based on the average daily net assets in the fund. Wellington Management received the following management fees for its services during the fiscal years noted:

Fiscal year ended October 31	Amount
2014	$370,436
2013	$183,868
2012	$137,395
NorthRoad Capital Management LLC (NorthRoad International Fund)
As of the date hereof, NorthRoad Capital Management LLC (“NorthRoad”) is the only Subadviser managing the assets of the NorthRoad International Fund. For its services to the fund, NorthRoad receives a management fee from Madison, computed and accrued daily and paid monthly, based on the average daily net assets in the fund. NorthRoad received the following management fees for its services during the fiscal years noted:

Fiscal year ended October 31	Amount
2014	$338,723
2013	$204,440[1]
2012	$190,018[1,2]
1These fees were paid by the accounting survivor resulting from the April 2013 reorganization of this fund and a corresponding Madison Mosaic Fund. The accounting survivor in this transaction is the applicable Madison Mosaic Fund.
2The data shown reflects the fund’s fiscal years ended December 31.

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Lazard Asset Management LLC (International Stock Fund)
As of the date hereof, Lazard Asset Management LLC (“Lazard”) is the only Subadviser managing the assets of the International Stock Fund. For its services to the fund, Lazard receives a management fee from Madison, computed and accrued daily and paid monthly, based on the average daily net assets in the fund. Lazard received the following management fees for its services during the fiscal years noted:

Fiscal year ended October 31	Amount
2014	$309,815
2013	$289,827
2012	$278,675
Hansberger Growth Investors, L.P. (Hansberger International Growth Fund)
As of the date hereof, Hansberger Growth Investors, L.P. (“Hansberger”) is the only Subadviser managing the assets of the International Growth Fund. For its services to the fund, Hansberger receives a management fee from Madison, computed and accrued daily and paid monthly, based on the average daily net assets in the fund.

Fiscal year ended October 31	Amount
2014[1]	$361,392
1Reflects fees paid since reorganization of the fund on July 31, 2014 to October 31, 2014.

PORTFOLIO MANAGERS

Madison Asset Management, LLC
Compensation. Madison believes portfolio managers should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm. As such, portfolio managers receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below). The manager also participates in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan. Madison believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.
With regard to incentive compensation, the incentive pools for the asset allocation, equity and fixed-income teams are calculated based on a percentage of revenue from each investment strategy.  Equity and fixed income teams managers are rewarded for performance relative to their benchmark(s) over both a one- and three-year period (measured on a pre-tax basis).  The asset allocation team managers are rewarded for performance relative to their benchmark(s) over a one-, three- and five-year period (measured on a pre-tax basis), which is based on a risk-adjusted return. Incentive compensation earned is paid out over a two year period, so that if a portfolio manager leaves the employ of Madison, he or she forfeits a percentage of his or her incentive compensation.  The purpose of this structured payout is to aid in the retention of investment personnel.  All incentive compensation must be approved by the compensation committee.  With the exception of Mr. Burgess, all portfolio managers are eligible to participate in the incentive compensation pool.
The incentive compensation pool shared by the members of the firm’s asset allocation and equity management teams is based on the performance of the firm’s various asset allocation and equity composites (or some combination of such composites and the relevant mutual fund(s)) measured against the appropriate index benchmarks. All firm asset allocation and equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics.
The incentive compensation pool shared by the members of the firm’s fixed-income management team is based on the performance of the firm’s various fixed-income composites measured against the appropriate index benchmarks. All firm fixed-income accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations regarding duration, spreads and other fixed-income characteristics.
There is no difference in the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account). Instead, compensation is based on the entire employment relationship, not on the performance of any single account or type of account.

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Other Accounts Managed (as of December 31, 2014):
David Hottmann – Target Allocation and Target Retirement Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	9	$1,068,895,699	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6,606	$1,307,234,386	0	$0

Patrick Ryan – Target Allocation and Target Retirement Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	9	$1,068,895,699	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6,606	$1,307,234,386	0	$0
Mike Peters – Tax-Free Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	7,471	$3,998,054,300	0	$0
Chris Nisbet – Government Bond, High Quality Bond and Diversified Income (fixed income portion) Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	3	$498,870,837	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	7,471	$3,998,054,300	0	$0

Allen Olson – Corporate Bond Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	7,471	$3,998,054,300	0	$0

Randy Johnson – Core Bond Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$272,199,996	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	7,471	$3,998,054,300	0	$0

Greg Poplett – Corporate Bond Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$272,199,996	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	7,471	$3,998,054,300	0	$0

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Paul Lefurgey – Tax-Free, Government Bond, Core Bond, High Quality Bond, Corporate Bond and Diversified Income (fixed income portion) Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	3	$750,608,949	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	7,471	$3,998,054,300	0	$0
John Brown – Diversified Income (equity portion), Dividend Income and Large Cap Value Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	3	$976,804,949	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2,463	$1,322,699,519	0	$0
Drew Justman – Diversified Income, Dividend Income and Large Cap Value Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$498,395,997	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2,463	$1,322,699,519	0	$0

Jay Sekelsky – Dividend Income, Investors and Large Cap Growth Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	2	$836,496,664	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2,463	$1,322,699,519	0	$0

Frank Burgess – Covered Call & Equity Income Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	2	$259,784,555	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Ray DiBernardo – Covered Call & Equity Income and Large Cap Growth Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	3	$597,885,222	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2,463	$1,322,699,519	0	$0
Walter Dewey – Large Cap Growth Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$338,100,667	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	353	$242,326,115	0	$0

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Richard Eisinger – Mid Cap Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$301,817,313	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2,463	$1,322,699,519	0	$0

Haruki Toyama – Mid Cap Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2,463	$1,322,699,519	0	$0
Matt Hayner – Investors Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$301,817,313	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2,463	$1,322,699,519	0	$0

Material Conflicts of Interest: Potential conflicts of interest may arise because Madison engages in portfolio management activities for clients other than the funds. For example, portfolio managers at Madison and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of wealthy individuals as well as institutions such as pension funds, colleges and universities, insurance companies and foundations), subadvised accounts that we manage for other investment advisers and model accounts for which we only provide recommendations to our clients and do not have discretion to actually trade the accounts.

Our portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. Likewise, we may purchase securities for one portfolio and sell the same security from another. To address the potential conflicts that occur as a result, Madison adopted a variety of portfolio security aggregation, brokerage and trade allocation policies which are designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients. Likewise, Madison has policies to address “cross selling” from one account to another. In this manner, we seek to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

In connection with the management of the Target Allocation Funds, Trustees and officers of the Target Allocation Funds and the underlying affiliated mutual funds in which they invest (the “Underlying Madison Funds”) and certain directors and officers of Madison and its affiliates also serve in similar positions with most of the Underlying Madison Funds. Therefore, if the interests of the Target Allocation Funds and the Underlying Madison Funds were ever to diverge, it is possible that a conflict of interest could arise and affect how fund Trustees and officers fulfill their fiduciary duties to these funds. Trustees of the Target Allocation Funds believe they have structured these funds to avoid these concerns. However, a situation could conceivably occur where proper action for the Target Allocation Funds could be adverse to the interests of an Underlying Madison Fund, or the reverse could occur. If such a possibility arises, Trustees and officers of the affected funds and the directors and officers of Madison will carefully analyze the situation and take all steps they believe are reasonable to minimize and, where possible, eliminate the potential conflict.

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Fund Ownership: As of December 31, 2014, the portfolio managers’ ownership in fund shares was as follows:

Portfolio Manager	Fund	Range
David Hottmann	Conservative Allocation Covered Call & Equity Income	$10,001 - $50,000 $10,001 - $50,000
Patrick Ryan	None	None
Mike Peters	Conservative Allocation Moderate Allocation Core Bond High Quality Bond Corporate Bond High Income Diversified Income Dividend Income Investors Mid Cap	$50,001 - $100,000 $10,001 - $50,000 $100,001 - $500,000 $50,001 - $100,000 $50,001 - $100,000 $50,001 - $100,000 $50,001 - $100,000 $50,001 - $100,000 $100,001 - $500,000 $10,001 - $50,000
Chris Nisbet	None	None
Randy Johnson	None	None
Allen Olson	None	None
Drew Justman	Dividend Income Large Cap Value	$10,001 - $50,000 $100,001 - $500,000
Paul Lefurgey	Investors Core Bond High Quality Bond	$100,000 - $500,000 $1 - $10,000 $1 - $10,000
John Brown	Dividend Income Large Cap Value Large Cap Growth Mid Cap	$500,001 - $1 million $500,001 - $1 million $1 - $10,000 $1 - $10,000
Jay Sekelsky	Dividend Income Investors Large Cap Value Large Cap Growth Mid Cap NorthRoad International	$100,001 - $500,000 over $1 million $100,001 - $500,000 $100,001 - $500,000 $500,001 - $1 million $100,001 - $500,000
Frank Burgess	Cash Reserves Covered Call & Equity Income High Quality Bond Investors Mid Cap NorthRoad International	$100,001 - $500,000 $100,001 - $500,000 $50,001 - $100,000 Over $1 million Over $1 million $100,001 - $500,000
Ray DiBernardo	Covered Call & Equity Income	$10,001 - $50,000
Greg Poplett	Core Bond Investors	$100,001 - $500,000 $50,001 - $100,000
Walter Dewey	Large Cap Growth NorthRoad International Small Cap	$100,001 - $500,000 $100,001 - $500,000 $1 - $10,000
Richard Eisinger	Investors Mid Cap	$100,001 - $500,000 Over $1 million
Haruki Toyama	Investors Mid Cap	$10,001 - $50,000 $50,001 - $100,000
Matt Hayner	Investors Mid Cap	$100,001 - $500,000 $100,001 - $500,000
Shenkman Capital Management, Inc.
Compensation: SCM offers a highly competitive total compensation package. All team members receive a complete benefits package, base salary, and an annual bonus predicated on individual and firm performance. The percentage of compensation from salary and bonus varies by a team member’s merit. Typically, a bonus is a larger percentage of annual compensation for team members that have made contributions to the firm and achieved a long tenure with the firm.
Messrs. Shenkman, Flanagan, Slatky, Dobbin, Schweitzer and Kricheff serve as co-portfolio managers for the High Income Fund. Portfolio managers represent the majority of the firm’s senior management. Their compensation is not formally tied to a specific list of criteria. They are compensated based on their ability to implement the firm’s investment strategy, their ability to effectively perform their respective managerial functions, the overall investment performance of the firm, as well as the firm’s growth and profitability. All of the senior portfolio managers are owners of the firm.
The portfolio managers’ compensation is not based on the performance of the High Income Fund or the value of assets held in its portfolio.

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Other Accounts Managed (as of October 31, 2014):
Mark Shenkman – High Income Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	8	$2,893,797,947	0	$0
Other Pooled Investment Vehicles	24	$7,881,736,985	8	$2,704,301,060
Other Accounts	237	$16,886,131,658	0	$0

Eric Dobbin – High Income Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	2	$1,852,788,986	0	$0
Other Pooled Investment Vehicles	2	$176,114,103	1	$16,931,491
Other Accounts	33	$4,163,686,549	0	$0

Justin Slatky – High Income Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$283,772,685	1	$196,463,685
Other Accounts	6	$888,444,121	0	$0

Mark Flanagan – High Income Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$1,559,380,458	0	$0
Other Accounts	5	$249,857,058	0	$0

Steven Schweitzer – High Income Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	34	$4,997,440,151	0	$0
Robert Kricheff - High Income Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$1,276,820,701	0	$0
Other Accounts	29	$2,057,751,345	0	$0
Material Conflicts of Interest: As a general matter, SCM attempts to minimize conflicts of interest. To that end, SCM has implemented policies and procedures for the identification of conflicts of interest, a full copy of which is set forth in the firm’s compliance manual. In accordance with this policy, SCM has identified certain potential conflicts of interest in connection with its management of the High Income Fund.
A potential conflict of interest may arise as a result of SCM’s management of other accounts with varying investment guidelines. SCM adheres to a systematic process for the approval, allocation and execution of trades. It is SCM’s basic policy that investment opportunities be allocated among client accounts with similar investment objectives fairly over time. Because of the differences in client investment objectives and strategies, risk tolerances, tax status and other criteria, there may, however, be differences among clients in invested positions and securities held. Moreover, SCM may purchase a security for one client account while appropriately selling that same security for another client account. Furthermore, SCM may sell securities for only some client accounts without selling the same securities for other client accounts. Certain accounts managed by SCM may also be permitted to sell securities short. Accordingly, SCM and its employees may take short positions in equity securities of certain issuers for their own

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account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are held long in client accounts. When SCM or its employees engages in short sales of securities they could be seen as harming the performance of one or more clients, including the High Income Fund, for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, SCM and its employees may take long positions in equity securities of certain issuers for their own account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are sold out of client accounts. SCM also acts as investment manager to companies that have, or may in the future have, non-investment grade securities outstanding. SCM may purchase these securities for its client accounts, including for the High Income Fund. Additionally, SCM is not precluded from investing in securities of a company held in some of its client accounts in which such other of its clients have senior or subordinated rights relative to the other, or vice versa.
From time to time, SCM may have arrangements with brokers and/or affiliates of brokers who may recommend SCM’s products or services to their respective clients (in such capacity, “Sponsors/Consultants”). Generally, SCM does not compensate Sponsors/Consultants in connection with any such arrangements (to the extent SCM does compensate Sponsors/Consultants, the terms of such arrangements are disclosed in accordance with Rule 206(4)-3 under the Investment Advisers Act of 1940). A conflict of interest may arise because SCM may execute securities transactions on behalf of its clients, including the High Income Fund, through brokers who are, or who have affiliates who are, Sponsors/Consultants. As a fiduciary, SCM has an obligation to obtain best execution for its clients. The allocation of transactions to brokers who are (or that have affiliates who are) Sponsors/Consultants is subject at all times to SCM’s obligation to obtain best execution under the circumstances. SCM’s Chief Compliance Officer periodically monitors SCM’s arrangements with Sponsors/Consultants and its trading activity with brokers who are (or who have affiliates who are) Sponsors/Consultants to ensure that SCM has obtained best execution in accordance with its policies and procedures.
From time to time, it may be appropriate for SCM to aggregate client orders for the purchase or sale of securities. SCM engages in this practice to achieve more favorable execution prices for clients by buying and selling securities in greater quantities. In aggregating client orders for securities, including any orders placed for private investment vehicles, SCM will ensure that no investment advisory client will be favored over any other investment advisory client; and each client that participates in an aggregated order shall typically participate on an average price basis for SCM’s transactions in that security on a relevant day and transaction costs (if any) shall be shared among clients on an equitable basis.
SCM permits its team members to trade securities for their own accounts. Investment personnel, through their position with the firm, are in a position to take investment opportunities for themselves before such opportunities are executed on behalf of clients. Thus, SCM has an obligation to assure that its team members do not “front-run” trades for clients or otherwise favor their own accounts. To that end, SCM maintains a personal trading policy that includes pre-clearance procedures that require team members to pre-clear all securities trades as well as shares of mutual funds for which SCM acts as subadviser.
SCM may share in performance-based compensation, manage both client accounts that are charged performance-based compensation and accounts that are charged only an asset-based fee (i.e., a non-performance based fee). In addition, certain client accounts may have higher asset-based fees or more favorable performance based compensation arrangements than other accounts. When SCM and its investment personnel manage more than one client account a potential exists for one client account to be favored over another client account. SCM and its investment personnel have a greater incentive to favor client accounts that pay it (and indirectly certain investment personnel) performance-based compensation or higher fees, particularly with respect to “new issue” investments. SCM maintains procedures to review the holdings of each account periodically to assure that all securities in the account comply with the investment and risk parameters of such account. SCM believes that if it charges a performance fee on accounts that receive new issues, SCM may have a potential conflict of interest in allocating new issues to these accounts. SCM states that it maintains an allocation policy and the Chief Compliance Officer oversees a periodic review of allocations of new issues periodically to ensure that they are being allocated among all eligible accounts in a fair and equitable manner.
SCM may execute transactions between or among client accounts (including rebalancing trades between client accounts) by executing simultaneous purchase and sale orders for the same security. Even in situations where SCM believes there is no disadvantage to its clients, these “cross trade” transactions may nonetheless create an inherent conflict of interest. When engaging in cross transactions, SCM will act in good faith and ensure that cross transactions are fair and in the best interests of all participating client accounts.
Fund Ownership: As of October 31, 2014, no portfolio manager beneficially owned any fund shares.
Wellington Management Company LLP
Compensation. Wellington Management receives a fee based on the assets under management of the Small Cap Fund, as set forth in the Subadvisory Agreement between Wellington Management and Madison. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Small Cap Fund. The following information relates to the fiscal year ended October 31, 2014.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Small Cap Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Small Cap Fund (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a "Partner") of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by the Investment Professional and generally each other account managed by such Investment Professional.

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Each Investment Professional’s incentive payment relating to the Small Cap Fund is linked to the gross pre-tax performance of the portion of the Small Cap Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded, tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. McCormack and Pedersen are Partners.

Fund	Benchmark Index and/or Peer Group for the Incentive Period
Small Cap Fund	Russell 2000® Index

Other Accounts Managed (as of October 31, 2014):
Timothy J. McCormack – Small Cap Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	10	$2,083,721,085	0	$0
Other Pooled Investment Vehicles	7	$1,576,410,855	1	$203,008,834
Other Accounts	25	$1,996,569,632	0	$0
Shaun F. Pedersen – Small Cap Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	10	$2,083,721,085	0	$0
Other Pooled Investment Vehicles	9	$1,735,700,547	2	$238,973,715
Other Accounts	26	$2,047,685,011	0	$0
Material Conflicts of Interest: Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Small Cap Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Small Cap Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Small Cap Fund. The Investment Professionals make investment decisions for each account, including the Small Cap Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Small Cap Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Small Cap Fund.
An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Small Cap Fund, or make investment decisions that are similar to those made for the Small Cap Fund, both of which have the potential to adversely impact the Small Cap Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Small Cap Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Small Cap Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Small Cap Fund. Messrs. McCormack and Pedersen also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

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Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Fund Ownership: As of October 31, 2014, no portfolio manager beneficially owned any fund shares.
NorthRoad Capital Management LLC

Compensation: Please refer to the equity team disclosure under the heading “—Madison Asset Management, LLC,” above, for a discussion of the compensation structure applicable to NorthRoad portfolio management staff.

Other Accounts Managed (as of December 31 2014):
Chuck Saunders – NorthRoad International Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$54,967,289	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	998	$310,096,138	0	$0

Jim Shore – NorthRoad International Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$54,967,289	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	998	$310,096,138	0	$0

Ray Vars – NorthRoad International Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$54,967,289	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	998	$310,096,138	0	$0

Material Conflicts of Interest: Please refer to the material conflicts of interest disclosure under the heading “—Madison Asset Management, LLC,” above.

Fund Ownership: As of December 31, 2014, the portfolio managers’ ownership in fund shares was as follows1:

Portfolio Manager	NorthRoad International
Chuck Saunders	$10,001-$50,000
Jim Shore	$50,001-$100,000
Ray Vars	$100,001-$500,000
1 Dollar ranges are as follows: none; $1–$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1 million; and over $1 Million.
Lazard Asset Management LLC
Compensation: Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the International Stock Fund. Portfolio managers responsible for managing the fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.
Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Various factors are considered in

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the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork and commitment.
Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.
Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. For purposes of measuring the performance of the portfolio managers who manage the International Stock Fund, the predetermined benchmark is the MSCI EAFE Index. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.
Other Accounts Managed (as of October 31, 2014):
John Reinsberg – International Stock Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	12	$8,992,420,583	0	$0
Other Pooled Investment Vehicles	5	$799,604,360	0	$0
Other Accounts	82	$13,153,721,575	1	$94,002,076
Kevin Matthews - International Stock Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	10	$6,386,645,754	1	$3,133,854,464
Other Pooled Investment Vehicles	4	$1,137,739,792	0	$0
Other Accounts	182	$12,733,576,507	1	$94,002,076

Michael Bennett – International Stock Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	13	$12,134,801,782	1	$3,133,854,464
Other Pooled Investment Vehicles	6	$1,586,953,856	0	$0
Other Accounts	230	$19,153,857,582	1	$94,002,076

Michael Fry – International Stock Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	10	$6,386,645,754	1	$3,133,854,464
Other Pooled Investment Vehicles	4	$1,137,739,792	0	$0
Other Accounts	182	$12,733,576,507	1	$94,002,076

Michael Powers – International Stock Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	10	$6,386,645,754	1	$3,133,854,464
Other Pooled Investment Vehicles	4	$1,137,739,792	0	$0
Other Accounts	182	$12,733,576,507	1	$94,002,076
Material Conflicts of Interest: Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the fund (“Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the fund is not disadvantaged, including procedures regarding trade allocations

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and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
Potential conflicts of interest may arise because of Lazard’s management of the fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the fund.
A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the fund invests, Lazard could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, portfolio managers/analysts and portfolio management teams are generally not permitted to manage long-only assets alongside long/short assets, although may from time to time manage both hedge funds and long-only accounts, including open-end and closed-end registered investment companies.
The preceding chart includes information regarding the members of the portfolio management team responsible for managing the fund. Specifically, it shows the number of other portfolios and assets (as of the most recent fiscal year end) managed by each team member. As noted in the chart, the portfolio managers managing the fund may also individually be members of management teams that are responsible for managing Similar Accounts. A significant proportion of these Similar Accounts may be within separately managed account programs, where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as previously described.
Fund Ownership: As of October 31, 2014, no portfolio manager beneficially owned any fund shares.
Hansberger Growth Investors, L.P.
Compensation: Hansberger recognizes the need to maintain a competitive compensation program to attract, retain and motivate investment professionals of the highest caliber. At the same time, Hansberger seeks to reward performance in a manner which aligns the interests of its investment professionals with those of the company and its clients. As of December 31, 2014, the compensation package for investment professionals generally consists of a competitive base salary, participation in the firm’s incentive bonus programs, and a competitive retirement package. Each investment professional’s compensation consists of the following elements:

•
Base Salary. Each portfolio manager is paid a base salary which is determined by the manager’s experience and performance in the role. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

•
Discretionary Cash Bonus Plan. Hansberger’s portfolio managers have the opportunity to participate in a bonus pool linked to the direct profits of the investment team. A portfolio manager’s allocation in the pool is discretionary and determined through a subjective process that evaluates numerous qualitative and quantitative factors including, but not limited to, pre-tax performance of the fund and other accounts managed relative to expectations for how those funds and accounts should have performed as compared to appropriate benchmarks given their objectives, policies, strategies and limitations, and the market environment during the most recently completed calendar year. This performance factor is not based on the value of assets held in the fund’s portfolio or any single client account. Additional factors include the portfolio manager’s contributions to the investment management functions within the firm, contributions to the development of other investment professionals and supporting staff, and overall contributions to client development and service and strategic planning for the organization. The target bonus is expressed as a percentage of the total bonus pool. The actual bonus paid may be more or less than the target bonus, based on how well the portfolio manager satisfies the aforementioned objectives.

•
Retirement Savings. All eligible employees qualify for participation in the firm’s retirement savings plan, by which retirement account contributions are made to each employee on behalf of the company. These contributions are expressed as a percentage of employees’ base salaries.

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Other Accounts Managed (as of December 31, 2014):
Thomas R.H. Tibbles - International Growth Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$7,319,382	0	$0
Other Accounts	268	$1,211,850,165	0	$0
Barry A. Lockhart - International Growth Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$7,319,382	0	$0
Other Accounts	268	$1,211,850,165	0	$0
Patrick Tan - International Growth Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$7,319,382	0	$0
Other Accounts	268	$1,211,850,165	0	$0
Material Conflicts of Interest: Potential conflicts of interest may arise from a portfolio manager’s management of, or the firm’s management of, other clients. Such conflicts could arise based on differing fee arrangements with other clients. Differing fee arrangements could cause an incentive to favor one client over another in the allocation of investment opportunities, particularly if one client has a performance fee that could be significantly higher (or lower) than a straight base fee. Also, conflicts could arise for a portfolio manager to favor one client over another depending how a portfolio manager is compensated. Finally, material conflicts could arise from the portfolio manager’s knowledge of the size, timing and possible market impact of fund trades, whereby a portfolio manager could try to use this information to the advantage of other accounts or personally in his or her personal securities transaction.
Hansberger has implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing accounts for multiple clients. Hansberger also monitors for compliance with account guidelines and allocation of IPOs. Hansberger also has implemented and monitors compliance with its code of ethics that is designed to prevent employees from trading to the detriment of clients. Finally, Hansberger periodically monitors investment returns of client accounts within the same style or approach, including dispersion of client account returns, to ensure that material dispersions are based upon something other than preferential treatment being accorded to other accounts in the same style or approach (such as investment policies or restrictions or cash inflows or outflows).
Fund Ownership: As of December 31, 2014, no portfolio manager beneficially owned any fund shares.

TRANSFER AGENT

Boston Financial Data Services (“BFDS”), 2000 Crown Colony Drive, Quincy, Massachusetts 02169, is the funds’ transfer agent. As transfer agent, BFDS maintains the funds’ shareholder records and reports. Shareholders can reach a Trust representative at 1-800-877-6089. Shareholder inquiries and transaction requests should be sent to:

Regular Mail: Madison Funds P.O. Box 8390 Boston, MA 02266-8390	Express, Certified or Registered Mail: Madison Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

CUSTODIAN
State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the securities and cash of the funds.
In its capacity as custodian, State Street holds all securities and cash owned by the funds and receives all payments of income, payments of principal or capital distributions with respect to securities owned by the funds. Also, the custodian receives payment for the shares issued by the funds. The custodian releases and delivers securities and cash upon proper instructions from the funds. Pursuant to, and in furtherance of, a

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custody agreement with State Street, the funds use automated instructions and a cash data entry system to transfer monies to and from the funds’ account at the custodian.

DISTRIBUTION
Principal Distributor and Distribution of Fund Shares
MFD Distributor, LLC (f/k/a Mosaic Funds Distributor, LLC) (the “Distributor”), 550 Science Drive, Madison, WI 53711, acts as the Trust’s principal distributor pursuant to a Distribution Agreement between the Trust, on behalf of each fund, and the Distributor. The Distributor is a wholly owned subsidiary of MIH. Shares of the funds are offered continuously by the Distributor on behalf of the funds and are purchased and redeemed at NAV, plus the applicable sales charge (if any) on purchases and less the applicable contingent deferred sales charge (if any) on redemptions. The Distribution Agreement provides that the Distributor will use its best efforts to render services to the funds, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, it will not be liable to the funds or any shareholder for any error of judgment or mistake of law or any act or omission or for any losses sustained by the funds or the funds’ shareholders.
The aggregate dollar amount of underwriting commission (i.e., front-end sales loads) paid to the Distributor for the fiscal years ended October 31, 2014, 2013, and 2012 was $1,375,674 $1,566,188, and $1,441,278, respectively. Of these amounts, the Distributor retained $169,035, $193,977, and $180,535 respectively.
The aggregate dollar amount of compensation on redemptions (i.e., contingent deferred sales charges) paid to the Distributor for the fiscal years ended October 31, 2014, 2013, and 2012 was $140,757, $154,989, and $145,874, respectively. Of these amounts, the Distributor retained $140,747, $154,989, and $145,874, respectively, and forwarded the remainder to unaffiliated selling brokers.
The table below shows the commissions and other compensation received by each principal underwriter, who is an affiliated person of the Trust or an affiliated person of that affiliated person, directly or indirectly, from the Trust during the fiscal year ended October 31, 2014:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions[1]	Compensation on Redemptions and Repurchases[2]	Brokerage Commissions	Other Compensation[3]
MFD Distributor, LLC	$169,035	$140,757	None	$2,874,266
1 Reflects amount paid from front-end sales loads.
2 Reflects amount paid from contingent deferred sales charges.
3 Reflects amount paid under the distribution plans discussed below.
Distribution and Service Plans
Under the Distribution Agreement, the Distributor is obligated to use its best efforts to sell shares of the Trust. Shares of the Trust may be sold by selected broker-dealers (the “Selling Brokers”) which have entered into selling agency agreements with the Distributor. The Distributor accepts orders for the purchase of the shares of the Trust at the NAV next determined, plus any applicable sales charge. In connection with the sale of Class A shares of the Trust, the Distributor and Selling Brokers receive compensation from a sales charge imposed at the time of sale. In connection with the sale of Class B and Class C shares of the Trust, the Distributor and Selling Brokers receive compensation from a sales charge imposed on a deferred basis.
The Board of Trustees has also adopted distribution and/or service plans with respect to the Trust’s Class A, Class B and Class C shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, with the exception of the Cash Reserves Fund, the Trust will pay service fees for Class A, Class B and Class C shares at an aggregate annual rate of 0.25% of each fund’s daily net assets attributable to the respective class of shares. The Trust will also pay distribution fees for Class B and Class C shares at an aggregate annual rate of 0.75% of each fund’s daily net assets attributable to Class B and Class C, respectively. The distribution fees will be used to reimburse the Distributor for its distribution expenses with respect to Class B and Class C shares, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others engaged in the sale of fund shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares and (iii) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. Because Madison is required to reimburse the Distributor for any expenses incurred by the Distributor that exceed the revenue it receives, in the event that the Distributor is not fully reimbursed by the Trust for expenses it incurs under either the Class B Plan or the Class C Plan in any fiscal year, Madison will reimburse the Distributor for such excess expenses.
The Plans are “compensation plans” which means that payments under the Plans are based upon a percentage of daily net assets attributable to the respective class of shares of each fund, regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event may such payments exceed the maximum allowable fee. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. In the event that fees payable to the Distributor under a Plan are less than the amount of expenses the Distributor incurs under the Plan in any fiscal year, the Distributor may carry these expenses forward, provided, however, that the Board may terminate the Plan and thus the Trust’s obligation to make further payments at any time. Accordingly, the Trust does not treat such expenses as a liability.
A fund may engage in joint distribution activities with other series of the Trust and to the extent the expenses are not allocated to a specific fund, expenses will be allocated based on the fund’s net assets.

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The Plans must be approved annually by a majority of the Board, including a majority of Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans (the “Independent Trustees”), by votes cast in person at meetings called for the purpose of voting on such Plans.
Pursuant to the Plans, at least quarterly, the Distributor provides the Trust with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Board of Trustees reviews these reports on a quarterly basis to determine their continued appropriateness.
The Plans provide that they continue in effect only so long as their continuance is approved at least annually by a majority of both the Board and the Independent Trustees. Each Plan provides that it may be terminated without penalty: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to a fund’s outstanding shares of the applicable class in each case upon 60 days’ written notice to the Distributor; and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the votes attributable to the outstanding shares of the class of the Trust which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of both the Board and the Independent Trustees. The holders of Class A shares, Class B shares and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares.
In adopting the Plans, the Board of Trustees concluded that, in its judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the fund by increasing overall fund assets. The Board of Trustees determined that shareholders will benefit from an increase in fund assets in several ways, including: (i) providing the funds’ Investment Adviser greater presence in the marketplace; (ii) reducing the potential adverse impact of redemptions on the Investment Adviser to carry out each fund’s investment strategy; (iii) increasing each fund’s economies of scale by spreading fixed costs over a larger shareholder base; (iv) simplifying compliance with the diversification rules of the1940 Act and the Code; and (v) improving the image of the funds, making them more marketable.
The table below shows the dollar amounts spent by the Trust under the Plans for the fiscal year ended October 31, 2014 for each of the following items:

	Class A Plan	Class B Plan	Class C Plan
Advertising	0	0	0
Printing and mailing of prospectus to other than current shareholders	0	0	0
Compensation to underwriters	$2,584	0	0
Compensation to selling brokers	$1,507,138	$952,366	$412,178
Compensation to sales personnel		0	0
Interest, carrying, or other financing charges	0	0	0
Total	$1,509,722	$952,366	$412,178

BROKERAGE
Madison and the Subadvisers are responsible for: (1) decisions to buy and sell securities for each of the funds, (2) the selection of brokers and dealers to effect such transactions and (3) the negotiation of brokerage commissions, if any, charged on such transactions.
In general, Madison seeks to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling fund securities. In determining the best price and execution, Madison may take into account a dealer’s operational and financial capabilities, the type of transaction involved, the dealer’s general relationship with Madison and any statistical, research or other services the dealer provides it, including payment for Madison’s use of research services. This may include brokerage and research provided by third parties that is paid for by so-called “soft dollars” earned as a result of fund brokerage transactions (to the extent permitted by law or regulation). Research and statistical information regarding securities may be used by Madison for the benefit of all members of the mutual funds and other clients of MIH, Madison and their affiliates. Therefore, the funds may not be Madison’s only client that benefits from its receipt of research and brokerage from the brokers and dealers the funds use for their trading needs. However, as a policy matter, Madison will not pay higher commissions to any particular broker that provides it soft dollar brokerage or research benefits than Madison would pay to any other full-service institutional broker that did not provide such benefits (although “full service” commission rates are generally higher than “execution only” commission rates). Madison considers brokerage and research benefits earned through soft dollars in determining whether it is obtaining best execution of securities transactions for the funds. In the event that any non-price factors are taken into account and the execution price paid is increased, it would only be in reasonable relation to the benefit of such non-price factors to the Trust as Madison determines in good faith.
What is the “research” that is paid for with soft dollars? Research refers to services and/or products provided by a broker, the primary use of which must directly assist Madison in its “investment decision-making process” and not in the management of Madison. The term “Investment Decision-Making Process” refers to the quantitative and qualitative processes and related tools Madison uses in rendering investment advice to the funds and its other clients, including financial analysis, trading and risk analysis, securities selection, broker selection, asset allocation, and suitability analysis.

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Research may be proprietary or third party. Proprietary research is provided directly from a broker (for example, research provided by broker analysts and employees about a specific security or industry or region, etc.). Third party research is provided by the payment by a broker, in full or in part, for research services provided by third parties. Both types of research may involve electronically and facsimile provided research and electronic portfolio management services and computer software supporting such research and services.
Typical third party research providers include, by way of example, First Call Notes, Bloomberg, Research Direct, First Call Earnings Per Share Estimates, Baseline, Bondedge, ISI, Bank Credit Analysis, S&P Creditweek, Global Sector Review, etc. For example, a tool that helps Madison decide what might happen to the price of a particular bond following a specific change in interest rates is considered research because it affects Madison’s decision making process regarding that bond.
Madison may receive from brokers products or services which are used by Madison both for research and for administrative, marketing or other non-research purposes. In such instances, Madison makes a good faith effort to determine the relative proportion of its use of such product/service that is for research. Only that portion of the research aspect of the cost of obtaining such product/service may be paid for using soft dollars. Madison pays the remaining portion of the cost of obtaining the product or service in cash from its own resources.
Although Madison believes that all its clients and those of its affiliates, including the funds, benefit from the research received by it from brokers, Madison may not necessarily use such research or brokerage services in connection with the accounts that paid commissions to or otherwise traded with the brokers providing such research or services in any given period.
Brokers or dealers who execute portfolio transactions for the funds may also sell fund shares; however, any such sales will not be either a qualifying or disqualifying factor in selecting brokers or dealers. Such activity is not considered when making portfolio brokerage decisions.
In addition to transactions on which Madison pays commissions, Madison may also engage in portfolio transactions directly with a dealer acting as a principal. As a result, the transaction will not involve payment of commissions. However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group.
With respect to the Target Allocation and Target Retirement Funds, shares of underlying funds, except for ETFs, will be purchased in principal transactions directly from the issuer of the underlying fund and brokers will not be used. The Target Allocation and Target Retirement Funds will not incur any commissions or sales charges when they purchase shares of the underlying funds, except for ETFs, as they are traded on securities exchanges.
Madison monitors the brokerage policies and procedures of the Subadvisers on a periodic basis to ensure that such policies and procedures are generally consistent with the foregoing and that they comply with applicable law.
Madison’s policy and procedures with respect to brokerage is and will be reviewed by the Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing policies and practices may be changed, modified or eliminated without prior notice to shareholders.

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For each of the three fiscal years ended October 31, the Trust paid aggregate brokerage commissions as follows:

Fund	2014	2013	2012
Conservative Allocation	$19,588	$14,116	$1,297
Moderate Allocation	48,148	41,798	5,214
Aggressive Allocation	22,318	20,735	3,039
Cash Reserves	0	0	0
Tax-Free Virginia[1,2]	0	0	0
Tax-Free National[1,2]	0	0	0
Government Bond[1,3]	0	0	0
Core Bond	0	0	0
High Quality Bond[1,3]	0	0	0
Corporate Bond[1,3]	0	0	0
High Income	0	0	0
Diversified Income	21,559	22,091	21,387
Dividend Income[1,3]	6,394	4,433	10,864
Covered Call & Equity Income[6]	65,311	118,519	130,599
Investors[1,3,7]	118,934	30,586	35,765
Large Cap Value[8]	207,864	82,431	71,089
Large Cap Growth[9]	43,823	93,586	132,998
Mid Cap[1,3]	152,075	106,289	111,386
Small Cap	26,568	19,334	7,768
NorthRoad International[1,3,10]	54,828	12,036	57,259
International Stock	61,944	66,089	64,878
Hansberger International Growth[4]	318,293	577,372	749,524
Target Retirement 2020[5]	14,010	N/A	N/A
Target Retirement 2030[5]	16,740	N/A	N/A
Target Retirement 2040[5]	13,919	N/A	N/A
Target Retirement 2050[5]	7,276	N/A	N/A
1 Data shown in the table for 2012 and 2013 represents the brokerage commissions paid by the accounting survivor resulting from the April 2013 reorganization of this fund and a corresponding Madison Mosaic Fund (the "Predecessor Fund"). For all of these funds, the accounting survivor in each transaction was the applicable Predecessor Fund.
2 Data shown in 2012 reflects the fund’s previous fiscal year ended September 30.

[3]	Data shown in 2012 reflects the fund’s previous fiscal year ended December 31.
4 Data shown in table for 2012 and 2013 represents the brokerage commissions paid by the accounting survivor resulting from the July 2014 reorganization of this fund and the Hansberger International Growth Fund, a series of Hansberger International Series (the “Predecessor Fund”). The accounting survivor was the Predecessor Fund, which had a December 31 fiscal year end, therefore, the data shown reflects the Predecessor Fund’s fiscal year ended December 31. Data shown for 2014 reflects the 10 month period ended October 31. Significant changes in brokerage commissions paid by the fund from year to year may result from changing asset levels throughout the year.
5 Because the fund is new, data shown in 2014 reflects the period inception of the fund August 29, 2014 to October 31.
6 Commissions were lower in 2014 because asset levels were more stable than in prior years which resulted in less trading.
7 Commissions were higher in 2014 because fund assets were significantly higher in 2014 resulting in correspondingly higher commissions.
8 Commission were higher in 2014 because the fund repositioned its securities holdings in response to market conditions.
9 Commission were lower in 2014 because the portfolio management team that replaced the then-existing day-to-day portfolio managers in 2013 seeks to achieve the fund's investment objectives with lower turnover than the prior portfolio manager.
10Commission were higher in 2014 because the fund experienced increased cash flows and concurrently increased trading in ordinary shares of companies listed on foreign exchange rather than ADRs listed on U.S. exchanges.

During the fiscal year ended October 31, 2014, the Trust paid $798,448 in brokerage commissions to firms for providing research services involving approximately $1,683,441,310 of transactions. The provision of third party research services was not necessarily a factor in the placement of all of this business with such firms; however, as a general matter, trades may be placed on behalf of the funds with firms that provide research, subject to seeking to achieve best execution and compliance with applicable laws and regulations.

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The following table indicates the value of each of the fund’s aggregate holdings of the securities of its regular brokers or dealers or their parents that derive more than 15% of gross revenues from securities-related activities for the fiscal year ended October 31, 2014 (including data relating to the Former Madison Mosaic Funds).

Fund	Name of Regular Broker or Dealer of Parent (Issuer)	IRS Number	Type of Security Owned	Value Owned as of October 31, 2014
Core Bond Fund	Bank of America Corp	56-0906609	Debt	$1,199,000
Diversified Income Fund	Morgan Stanley	36-3145972	Debt	$226,000
NorthRoad International Fund	Credit Suisse Securities (USA) LLC	05-0546650	Equity	$894,000

PROXY VOTING POLICIES, PROCEDURES AND RECORDS
The Trust, on behalf of each of the funds, has adopted the proxy voting policies and procedures of Madison and the applicable Subadvisers, the summaries of which may be found in Appendix A hereto. The policies and procedures are used to determine how to vote proxies relating to the funds’ portfolio securities. Included in the policies and procedures are procedures that are used on behalf of the funds when a vote presents a conflict of interest between the interests of: (1) the funds’ shareholders and (2) Madison, the funds’ Subadvisers (if any) and the Distributor.
Form N-PX, which contains the proxy voting records for each of the funds for the most recent twelve-month period ended June 30, is available to shareholders at no cost by calling 1-800-877-6089 or by logging onto the SEC’s web site at www.sec.gov.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS
The funds’ portfolio holdings must be adequately protected to prevent the misuse of that information by a third party to the potential detriment of the shareholders. Accordingly, the funds have adopted, and the Board of Trustees has approved, policies and procedures designed to ensure that the disclosure of the funds’ portfolio holdings is in the best interest of the funds’ shareholders in the manner described below. Various non-fund advisory clients of Madison may hold portfolio securities substantially similar to those held by the funds. Although Madison has also adopted policies and procedures regarding the selective disclosure of the contents of those other clients’ portfolios and representative account portfolios, those policies and procedures may contain different procedures and limitations than the policies and procedures that apply to the disclosure of the funds’ portfolio holdings.
The funds’ portfolio holdings are made public, as required by law, in the funds’ annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant fiscal period. In addition, as required by law, the funds’ portfolio holdings as of fiscal quarter end are reported to the SEC within 60 days after the end of the funds’ first and third fiscal quarters and are available to any interested person. Also, with regard to the Cash Reserves Fund, portfolio holdings are disclosed on a monthly basis within five business days after the end of each month through the filing of Form N-MFP with the SEC. Such information is also posted to the following website: www.madisonfunds.com, at the same time.
The funds’ portfolio holdings information may be disseminated more frequently, or as of different periods, than as described above only when legitimate business purposes of the funds are served and the potential and actual conflicts of interest between the interests of fund shareholders and those of the funds’ affiliates are reviewed and considered. Selective disclosures could be considered to serve the legitimate business purposes of the funds, if (1) done to further the interests of the funds and (2) the disclosure is not expected to result in harm to the funds (such harm could occur by permitting third parties to trade ahead of, or front run, the funds or to effect trades in shares of the funds with information about portfolio holdings that other potential investors do not have). For example, the funds may provide portfolio holdings information to certain vendors that provide services that are important to the operations of the funds, or that assist Madison in providing services to the funds or in conducting its investment management business activities in general. Potential and actual conflicts of interest between the funds and their affiliates must also be reviewed and considered. For example, there may be situations where the disclosure facilitates portfolio management activities or the potential growth of the funds, which could legitimately serve the common interests of both the funds and Madison. However, selective disclosures will not be made for the benefit of Madison or its affiliates unless the disclosure would be in the interests of the funds or, at a minimum, result in no harm to the funds.
Currently, the funds’ portfolio holdings information is disseminated in the manner set forth above as required by law, and as set forth below. Neither the Trust, nor Madison or its affiliates, may receive any compensation in connection with an arrangement to make available information about the funds’ portfolio holdings.
With the exception of the Target Allocation and Target Retirement Funds, each fund’s top ten holdings are made public on the Trust’s website on a quarterly basis, typically 15 days after the end of the quarter (which is concurrent with disclosure of applicable “fund summary” sheets). Unless made publicly available as described below, the Trust may distribute, on a monthly basis, portfolio holdings to mutual fund evaluation services such as Morningstar or Lipper Analytical Services; consultants to retirement plans such as Mercer; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Trust, for the purpose of efficient trading and receipt of relevant research, provided that (a) a minimum of 30 days has passed since the end of the applicable month, and (b) the recipient does not regularly distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the information becomes public.

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The Target Allocation and Target Retirement Funds invest primarily in other mutual funds and ETFs. Since the conflicts associated with front running, trading ahead of, or effecting trades in shares of the securities held has been mitigated due to the fund of funds structure, the Target Allocation and Target Retirement Funds holdings will be made public ten days after each month end.
Notwithstanding the above, if, in the discretion of the Trust’s Chief Compliance Officer and the applicable portfolio manager(s) for any series of the Trust, more frequent and earlier public dissemination of portfolio holdings (to the Trust’s website) would not harm the Trust and would serve to further the interest of its shareholders (by, for example, encouraging additional investments in the applicable series of the Trust), then such holdings may be made public as early as seven days (five business days) after each month end.
The funds may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the funds’ custodians, auditors, investment advisers, administrator, printers, proxy voting services and each of their respective affiliates and advisers. In connection with providing investment advisory services to its clients, Madison may utilize nonproprietary portfolio analytic tools offered by third party service providers to analyze portfolio composition.  Madison also provides portfolio information to Morningstar and Lipper (after at least a 30 day lag unless publicly disclosed sooner as described above) – for mutual fund analysis.
In addition, Wellington Management has ongoing arrangements to disclose non-public portfolio holdings information relating to the Small Cap Fund to the following parties: Brown Brothers Harriman & Co. (performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis); FactSet Research Systems, Inc. (provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis); Glass, Lewis & Co. (provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis); Investment Technology Group, Inc. (provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis); Markit WSO Corporation (performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis); and State Street Bank and Trust Company (performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis).
SCM discloses portfolio holdings of the High Income Fund to the following service providers for the sole purpose of assisting SCM in performing its services as subadviser to the High Income Fund: FactSet Research Systems, Inc. – analytics (daily); Kynex, Inc. – convertible securities analysis (daily); Bloomberg, L.P. – trade order management system (daily); and Electra Information Systems, Inc. – portfolio reconciliation (daily).
Any exceptions to the above disclosure rules must be pre-approved by the Trust’s chief compliance officer. There can be no assurance that the funds’ policies and procedures on disclosure of portfolio holdings will protect the funds from misuse of such information by individuals or entities that come into possession of the information.

CODES OF ETHICS
The Trust, Madison and the Distributor have adopted a joint code of ethics under Rule 17j-1 of the 1940 Act that covers the conduct (including the personal securities transactions) of each of their respective officers, trustees and employees. Each of the funds’ Subadvisers has likewise adopted a code of ethics that covers the conduct and personal securities transactions of its officers, managers, and employees.
In general, the codes of ethics restrict purchases or sales of securities being purchased or sold, or being considered for purchase or sale, on behalf of the Trust by any person subject to the code. In addition, the codes restrict such persons in their purchases of securities in an initial public offering and in private offerings of securities. The codes of ethics also establish certain “blackout periods” during which persons subject to the code, or certain classes of persons, may not effect personal securities transactions. Certain specified transactions are exempt from the provisions of the codes of ethics.
The codes of ethics generally prohibit employees from engaging in personal securities transactions in any security that a Madison client might trade within seven days before or after the employee. Employees must request preclearance to trade any securities that are not otherwise specifically exempted from this preclearance requirement. Securities exempt from preclearance are mutual funds, U.S. Treasury securities and certain securities identified by Madison’s preclearance officer as securities that will not be held in any client (or fund) portfolio. Madison (or its affiliates) may manage accounts of its employees in the same manner as other clients pursuant to a particular model or strategy. When managing employee accounts, in order to address potential conflicts of interest, Madison must trade the employee account at the conclusion of trading of all other clients managed pursuant to the same strategy (including any fund portfolio managed pursuant to a particular strategy) and employee accounts must be managed in the same manner as the applicable strategy model without exceptions. Likewise, employees may establish accounts with independent asset managers and are not required to obtain preclearance for transactions in their accounts as long as the independent asset manager provides written confirmation to Madison that Madison’s employees are prohibited from exercising any discretion over the account.

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SHARES OF THE TRUST
Shares of Beneficial Interest
The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Board of Trustees has the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Board of Trustees has authorized shares of each of the series or funds described in the prospectus. Additional series may be added in the future. The Declaration of Trust also authorizes the Board of Trustees to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Board of Trustees has authorized the issuance of six classes of shares of the funds, designated as Class A, Class B, Class C, Class Y, Class I and Class R6. Additional classes of shares may be offered in the future.
The shares of each class of each fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective class of shares. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.
Dividends paid by each fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees relating to Class A, Class B and Class C shares will be borne exclusively by that class; (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares; and (iii) each of the share classes will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service (the “IRS”) on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on which share class is purchased.
In the event of liquidation, shareholders of each class of each fund are entitled to share pro rata in the net assets of the class of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per dollar value of shares, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.
Share certificates will not be issued.
Voting Rights
Each fund share is entitled to one vote and fractional shares are entitled to fractional votes. Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Fund shareholders may remove a trustee by the affirmative vote of at least two-thirds of the Trust’s votes attributable to the outstanding shares and the Board of Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the votes attributable to the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of Trustees holding office were elected by the shareholders, the Board will call a special meeting of shareholders for the purpose of electing trustees.
Limitation of Shareholder Liability
Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust’s shareholders could possibly be subject to personal liability.
To guard against this risk, the Declaration of Trust: (1) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its trustees; (2) provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of the Trust or any fund; and (3) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder is remote.
Limitation of Trustee and Officer Liability
The Declaration of Trust further provides that the Trust shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

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Limitation of Interseries Liability
All persons dealing with a fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither Trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a fund or the Trust. No fund is liable for the obligations of any other fund. Since the funds use more than one combined prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the prospectus regarding another fund with which its disclosure is combined.

NET ASSET VALUE OF SHARES
The NAV per share for all classes of shares is calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time) on each day on which the New York Stock Exchange is open for trading. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities (including shares of other investment companies), cash, receivables, and other assets and subtracting liabilities. Since the assets of each Target Allocation and Target Retirement Fund consist primarily of shares of underlying funds, the NAV of each Target Allocation and Target Retirement Fund is determined based on the NAVs of the underlying funds. Shares will be sold and redeemed at the NAV per share next determined after receipt in good order of the purchase order or request for redemption.
Cash Reserves Fund
The Board of Trustees has determined that the best method currently available for determining the NAV for the Cash Reserves Fund is the amortized cost method. The Board will utilize this method pursuant to Rule 2a-7 of the 1940 Act. Rule 2a-7 obligates the Board of Trustees, as part of its responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the fund’s investment objectives, to stabilize the NAV per share as computed for the purpose of maintaining an NAV of $1.00 per share. The procedures include periodically monitoring, as deemed appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the NAV per share based upon available market quotations. The Board of Trustees will consider what steps should be taken, if any, in the event of a difference of more than ½ of one percent (0.5%) between the two. The Board will take such steps as it considers appropriate (e.g., redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. Rule 2a-7 requires that the Cash Reserves Fund limit its investments to instruments which Madison determines will present minimal credit risks and which are of high quality as determined by a major rating agency, or, in the case of any instrument that is not so rated, of comparable quality as determined by Madison. It also calls for the Cash Reserves Fund to maintain a dollar weighted average portfolio maturity (not more than 60 days) appropriate to its objective of maintaining a stable NAV of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 60 days, the Cash Reserves Fund will invest its available cash in such manner as to reduce such maturity to 60 days or less as soon as reasonably practicable.
It is the normal practice of the Cash Reserves Fund to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the Cash Reserves Fund will realize the par value of the security. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation. In periods of declining interest rates, the indicated daily yield on shares of the Cash Reserves Fund (computed by dividing the annualized daily income by the NAV) will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield of shares the Cash Reserves Fund (if any) will tend to be lower than if the valuation were based upon market prices and estimates.
Portfolio Valuation
Equity securities, including closed-end investment companies, American Depository Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and ETFs listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price (“NOCP”)). If no sale occurs, equities traded on a U.S. exchange , foreign exchange or on NASDAQ are valued at the bid price.  Debt securities purchased (other than short-term obligations) with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measurements based on valuation technology commonly employed in the market for such investments.
Municipal debt securities are traded via a network among dealers and brokers that connect buyers and sellers. Liquidity in the tax-exempt market has been reduced as a result of overall economic conditions and credit tightening. There may be little trading in the secondary market for particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange ((the “NYSE”) usually 4:00 p.m. Eastern Standard Time) on each day on which the NYSE is open for business.  NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of

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calculation.  Because the assets of the Target Allocation and Target Retirement Funds consist primarily of shares of underlying funds, the NAV of each of these funds is determined based on the NAV’s of the underlying funds.  Total net assets are determined by adding the current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Cash Reserves Fund are valued on an amortized cost basis, which approximates market value.
Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day.  If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchangetraded options are valued at the mean of the best bid and ask prices across all option exchanges.  Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Trust’s Pricing Committee (the “Committee”) shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts.  Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors are valued at the average of the closing bids obtained daily from at least one dealer.
The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.
 All other securities for which either quotations are not readily available, no other sales have occurred, or in the opinion of the Investment Adviser, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Committee and under the general supervision of the Board of Trustees.  When fair value pricing of securities is employed, the prices of securities used by the funds to calculate NAV may differ from market quotations or NOCP. Because the Target Allocation and Target Retirement Funds primarily invest in underlying funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these funds.  However, an underlying fund may need to “fair value” one or more of its investments, which may, in turn, require a Target Allocation or Target Retirement Funds to do the same because of delays in obtaining the underlying fund’s NAV.
A fund’s investments (or underlying fund) will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following:  (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector.  In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to:  fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold.  The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.
The Pricing Committee is comprised of the following employees of Madison:  Greg Hoppe (Treasurer of the funds), Paul Lefurgey (Portfolio Manager), Jay Sekelsky (Portfolio Manager), Adam Sweet (Equity Analyst), Dale Wettlaufer (Equity Analyst), Alan Shepard (Fixed Income Analyst) and Mike Sanders (Fixed Income Analyst).

DISTRIBUTIONS AND TAXES
Distributions
It is the intention of the Trust to distribute substantially all of the net income, if any, of each fund thereby avoiding the imposition of any fund-level income or excise tax, as described below. Distributions shall be made in the following manner:

(i)
Distributions of net investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions) with respect to the Cash Reserves Fund will be declared and paid daily and reinvested monthly in additional full and fractional shares of such fund, unless otherwise directed;

(ii)
Distributions of net investment company taxable income, if any, with respect to the Tax-Free Virginia, Tax-Free National, Government Bond, Core Bond, Corporate Bond, High Income and Diversified Income Funds will be declared and reinvested monthly in additional full and fractional shares of the respective fund, unless otherwise directed; and

(iii)
Distributions of net investment company taxable income, if any, with respect to the Conservative Allocation, High Quality Bond, Dividend Income and Covered Call & Equity Income Funds will be declared and reinvested quarterly in additional full and fractional shares of the fund, unless otherwise directed; and

(iv)
Distributions of net investment company taxable income, if any, with respect to the Moderate Allocation, Aggressive Allocation, Investors, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap, NorthRoad International, International Stock and Hansberger International Growth Funds, and the Target Retirement 2020, Target Retirement 2030, Target Retirement and Target Retirement 2050 Funds will be declared and reinvested annually in additional full and fractional shares of the respective fund, unless otherwise directed; and

(v)
All net realized short-term and long-term capital gains of each fund, if any, will be declared and distributed at least annually, but in any event, no more frequently than allowed under SEC rules, to the shareholders of each fund to which such gains are attributable.

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Federal Tax Status of the Funds
Qualification as Regulated Investment Company. Each fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by each fund.
Each fund intends to meet the requirements of Subchapter M of the Code applicable to regulated investment companies. In the event a fund fails to qualify as a “regulated investment company” under Subchapter M (and is ineligible for, or chooses not to take advantage of, available remediation provisions), it will be treated as a regular corporation for federal income tax purposes. Accordingly, such fund would be subject to federal income taxes on the full amount of its taxable income and gains, and any distributions that such fund makes would not qualify for the dividends paid deduction. This would increase the cost of investing in such fund for shareholders and would make it more economical for shareholders to invest directly in securities held by such fund instead of investing indirectly in securities through such fund. Given these risks, compliance with the above requirements is carefully monitored by Madison and each fund intends to comply with these requirements as they exist or as they may be modified from time to time.
A fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a “qualified publicly traded partnership;” and (2) at the close of each quarter of the fund’s taxable year, (a) at least 50% of the value of the fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the fund may consist of such other securities of any one issuer, and the fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.”
A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98.2% of its capital gain net income for the 12 months ended on October 31 of that calendar year and (3) any ordinary income or net capital gain income not distributed in prior years. To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each fund must make (and the Trust intends that each will make) the foregoing distributions.
Each fund generally will endeavor to distribute (or be deemed to distribute) to its respective shareholders all of such fund’s net investment company taxable income and net capital gain, if any, for each taxable year so that such fund will not incur federal income or excise taxes on its earnings. However, no assurances can be given that these anticipated distributions will be sufficient to eliminate all taxes.
Capital Loss Carryforward. As of October 31, 2014, the following funds had capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

	Carryover Expiring in:			No Expiration Date
Fund	2016	2017	2018	Short Term	Long Term
Cash Reserves	-	$16	$5	$1	-
Diversified Income	-	$464,665	-	-	-
Mid Cap[1]	$2,489,386	-	-	-	-
Small Cap[1]	$1,351,789	-	-	-	-
International Stock	-	-	$1,106,894	-	-
Hansberger International Growth[1]	-	$49,306,213	-	-	-

[1]	The capital loss carryfowards for these funds are subject to certain limitations upon availability, to offset future gains, pursuant to Section 382 of the Internal Revenue Code.
Investments in Foreign Securities. If a fund purchases foreign securities, interest and dividends received by the fund may be subject to income withholding or other taxes imposed by foreign countries and U.S. possessions that could reduce the return on these securities. Tax treaties and conventions between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a fund would be subject. Also, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The effective rate of foreign tax cannot be predicted since the amount of fund assets to be invested within various countries is uncertain. However, the Trust intends to operate so as to qualify for treaty-reduced tax rates when applicable.
A fund may invest in the stock of certain foreign companies that constitute passive foreign investment companies (“PFICs”). There are several elections available under federal law to determine how the fund’s shareholders will be taxed on PFIC investments. Depending upon the election the fund selects, the fund’s shareholders may be subject to federal income taxes (either capital or ordinary) with respect to a taxable year attributable to

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a PFIC investment, even though the fund receives no distribution from the PFIC and does not dispose of the PFIC investment during such year, and/or the fund’s shareholders may be subject to federal income taxes upon the disposition of the PFIC investments. Any fund that acquires stock in foreign corporations may limit and/or manage its holdings in PFICs to minimize its tax liability.
If more than 50% of the value of a fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, a fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each fund will report to its shareholders shortly after each taxable year their respective share of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns. The International Funds anticipate that they may qualify for and make this election in most, but not necessarily all, of their taxable years.
Investments with Original Issue Discount. Each fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each fund must meet the 90% distribution requirement to qualify as a regulated investment company and each fund seeks to avoid any imposition of the excise tax, a fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.
Federal Tax Treatment of Options and Foreign Currency Transactions. Certain option transactions have special tax results for the funds. Expiration of a call option written by a fund will result in short-term capital gain. If the call option is exercised, the fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.
If a fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Code, or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.
A fund’s investment in Section 1256 contracts, such as most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All Section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a fund.
The preceding rules regarding options and foreign currency transactions may cause a fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company, the Trust seeks to monitor transactions of each fund, seeks to make the appropriate tax elections on behalf of each fund and seeks to make the appropriate entries in each fund’s books and records when the fund acquires any option, futures contract or hedged investment.
The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.
Shareholder Taxation
The following discussion applies to all funds, except the Tax-Free Funds:

•
Distributions. Distributions from a fund’s net investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable as ordinary income whether reinvested or received in cash, unless such distributions are attributable to “qualified dividend” income eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral. Currently, the maximum rate applicable to long-term capital gains, and thus to qualified dividend income, is set at 15%.

Generally, “qualified dividend” income includes dividends received during the taxable year from certain domestic corporations and “qualified foreign corporations.” PFICs and corporations incorporated in a country that does not have an income tax treaty and an exchange of information program with the U.S. are not qualified foreign corporations. The portion of a distribution that the fund pays that is attributable to qualified dividend income received by the fund will qualify for such treatment in the hands of the noncorporate shareholders of the fund. If a fund has income of which more than 95% was qualified dividends, all of the fund’s dividends will be eligible for the lower rates on qualified dividends. Certain holding period requirements applicable to both the fund and the shareholder also must be satisfied to obtain qualified dividend treatment.

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Distributions of non-qualified dividend income, interest income, other types of ordinary income, and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer whether reinvested or received in cash. Distributions paid by each fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares.
Any dividend declared by a fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

•
Dividends Received Deduction. Assuming a fund qualifies as regulated investment company, the dividends received deduction for shareholders of such fund who are corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the fund if such fund were a regular corporation, and to the extent designated by the fund as so qualifying.

The following discussion applies to the Tax-Free Funds only:

•
Distributions. Shareholders of a fund will be subject to federal income tax on any ordinary net income and net capital gains realized by the fund and distributed to them as regular or capital gains dividends. It does not matter whether the dividend is distributed in cash or in the form of additional shares. Generally, dividends declared by the funds during October, November or December of any calendar year and paid to shareholders before February 1 of the following year will be treated for tax purposes as received in the year the dividend was declared. Exemption from federal income tax of dividends derived from municipal securities does not necessarily result in an exemption under the tax laws of any state or local taxing authority. A shareholder may be exempt from state and local taxes on dividends derived from municipal securities issued by entities located within the shareholder’s state of residence, but the shareholder may be subject to state or local tax on dividends derived from other obligations. Shareholders will receive a breakdown of dividends by state on an annual basis for the Tax-Free National Fund. Shareholders should consult with their own tax advisors about the status of distributions from the funds in their tax jurisdiction.

•
Pass Through of Tax-Exempt Dividends. The Code permits mutual funds with at least 50% of the value of their assets invested in tax-exempt securities as of the close of each fiscal quarter to “flow through” to shareholders the tax-exempt character of the interest paid. The funds intend to qualify under this provision so that dividends paid to shareholders will be treated as “exempt-interest dividends” in the same proportion as each fund’s annual net investment income is derived from tax-exempt sources. This means that, to the extent a fund’s dividends are exempt-interest dividends, shareholders may treat them for federal income tax purposes as if they were interest excluded from gross income.

•
Dividends Received Deduction. No portion of the dividends paid by the funds to shareholders is expected to be eligible for the dividends received deduction for corporation shareholders (70% of dividends received).

•
Alternative Minimum Tax Considerations. Madison may purchase bonds for a fund on which the interest received may be subject to the federal “alternative minimum tax” (“AMT”). Under the Code, interest received on certain otherwise tax-exempt securities is subject to AMT. AMT will apply to interest received on “private activity” bonds issued after August 7, 1986 that are used to finance activities other than those generally performed by governmental units (for example, bonds issued to finance commercial enterprises or reduced interest rate home mortgage loans). Interest income received on AMT bonds will be a “tax preference item” that may make shareholders liable for payment of AMT. Deductions and preference items such as state and local taxes, excess depletion and excess intangible drilling costs (in addition to interest on AMT bonds) are among the items that are added to taxable income to determine whether AMT is due in place of ordinary income tax. Corporations that are shareholders may be subject to AMT based in part on certain differences between their taxable income adjusted for other tax preference items and their “adjusted current earnings.”

•
Distribution of Market Discount. If Madison buys a security for a fund at a “market discount”, the amount of gain earned by the fund when Madison sells it may be considered ordinary taxable income. Such income earned as a result of “market discount” will be distributed to shareholders and may not qualify as tax-exempt.

The following discussion applies to all funds:

•
Gains and Losses on Redemption and Sales. A redemption or sale of fund shares may result in a taxable gain or loss to a shareholder, depending on whether the proceeds are more or less than the shareholder’s basis in the redeemed shares. An exchange of fund shares for shares in any fund of the Trust will have similar tax consequences. Any gain or loss arising from the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain distribution with respect to any share of a fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain distribution, is treated as a long-term capital loss.

•
Deduction of Capital Losses. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate

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shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

•
Buying a Dividend. Purchasing shares shortly before a distribution may not be advantageous. Since such shares are unlikely to substantially appreciate in value in the short period before the distribution, if the distribution is taxable, it will essentially result in a taxable return of a portion of the purchase price.

•
Reports to Shareholders. The Trust sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

•
Backup Withholding. If a shareholder does not furnish the Trust with a correct social security number or taxpayer identification number and/or the Trust receives notification from the IRS requiring back-up withholding, the Trust is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds, currently at a rate of 28% for U.S. citizens and residents. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

This section is not intended to be a full discussion of tax laws and the effect of such laws on a fund or an investor. There may be other federal, state, local or foreign tax considerations applicable to a particular fund or investor. Investors are urged to consult their own tax advisors.

MORE ABOUT PURCHASING AND SELLING SHARES

The following discussion expands upon the section entitled “Your Account” in the prospectus.
Minimum Investments
The Trust reserves the right to change or waive the funds’ minimum investment requirements and to reject any order to purchase shares (including any purchase by exchange) when in the judgment of Madison, such rejection is in the funds’ best interest.
Offering Price
Shares of each fund are offered at a price equal to their NAV next determined after receipt in good order of the purchase order for such shares (see the “Net Asset Value of Shares” section, above) plus a sales charge which, depending upon the class of shares purchased, may be imposed either at the time of purchase (Class A shares) or on a contingent deferred basis (Class B and Class C shares). Class Y, Class I and Class R6 shares are sold without the imposition of a sales charge.
Calculation of the Sales Charge
The sales charge percentage that you pay may be higher or lower than what is disclosed in the prospectus due to standard industry practice to round the public offering price to two decimal places (i.e., to the nearest penny) and rounding the number of shares purchased to three decimal places.
For example, assume that you purchased $10,000 of the Class A shares of the Core Bond Fund.
Prospectus Sales Charge: 4.50%
NAV: $10.04
Offering Price: $10.51 [calculated as $10.04/(1-0.0450) = $10.513089 which rounds to $10.51]
Shares Purchased: 951.475 ($10,000/$10.51 = 951.47478 which rounds to 951.475)
Account Balance: 951.475 x $10.04 (NAV) = $9,552.80
Statement and Confirm Sales Charge:
$10,000 - $9,552.80 = $447.20
$447.20/$10,000 = 4.472%, which rounds to 4.47%
Sales Charge on Class A Shares
Initial Sales Charge. With the exception of the Cash Reserves Fund, Class A shares are offered at a price that includes an initial “front-end” sales charge that is deducted from your investment at the time you purchase shares. Depending upon the amount you invest, the sales charge may be reduced and/or eliminated for larger purchases. The sales charges applicable to purchases of Class A shares of the funds are described in the relevant prospectus.
Class A shares may be offered without front-end sales charges to various individuals and institutions, or issued or purchased in specific transactions as described in the prospectus. Class A shares may also be offered without a front-end sales charge pursuant to the funds’ reinstatement or reinvestment privilege (see the “Additional Investor Services” section, below).

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In addition, there are several ways investors may combine multiple purchases to reduce Class A sales charges as disclosed in the prospectus and further described below. For the purpose of calculating the sales charge, shares of the Cash Reserves Fund purchased through an exchange, reinvestment or cross-reinvestment from another fund having paid a sales charge qualify; however, direct purchases of the Class A shares of the Cash Reserves Fund are excluded.
Rights of Combination. Purchases may be combined to reduce Class A sales charges if made by:

•	you and your immediate family for your own account(s), including individual retirement, custodial and personal trust accounts;

•	a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and

•	groups which qualify for the “Group Investment Program,” described below.
Group Investment Program. Certain qualified pension plans or non-qualified group investment plan participants may be eligible for rights of combination. This would include a 401(k) plan with less than $250,000 in assets and 457(f) plans.
Rights of Accumulation. For the purpose of calculating the sales charge on Class A shares, you may add the current market value of your existing holdings in any fund and class of shares of the Trust (including combinations), to the amount of your next purchase of Class A shares to qualify for reduced sales charges. Direct purchases of the Cash Reserves Fund are excluded. The current value of existing individual holdings, as of the week prior to your investment, in your MEMBERS® variable annuity contract may also be taken into account to determine your Class A sales charges.
Letter of Intent. The reduced sales charges are also applicable to investments made pursuant to a Letter of Intent (“LOI”), which should be read carefully prior to its execution by an investor, pursuant to which investors make their investment over a period of thirteen (13) months. Such an investment must aggregate at least $25,000 if investing in equity funds or at least $50,000 if investing in bond funds during the 13-month period from the date of the LOI. The LOI period starts on the date on which your first purchase is made toward satisfying the LOI.  Your accumulated holdings (including combination and accumulation as described above) eligible to be aggregated as of the day immediately before the start date of the LOI period may be credited towards satisfying the LOI.  The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, excluding reinvested dividends and capital gains, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the 13-month period, the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.
The LOI authorizes the Trust to hold in escrow sufficient Class A shares (approximately 5% of the purchase) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes the Trust to act as the investor’s attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Trust to sell, any additional shares and may be terminated at any time.
In order to ensure that you receive a reduction or waiver of your Class A sales charge, you need to inform your financial representative or the Trust at the time you purchase shares that you qualify for such a reduction or waiver. If notification is not provided, you may not receive the sales charge discount or waiver to which you are otherwise entitled. The Trust may require evidence, including account statements of all relevant accounts invested in the Trust and reserves the right to request additional documentation, to verify you are eligible for a reduction or waiver of sales charges.
Sales Charge on Class B and Class C Shares
Deferred Sales Charge. Investments in Class B and Class C shares are purchased at their NAV per share without the imposition of an initial sales charge so the fund will receive the full amount of the purchase payment. With the exception of the Cash Reserves Fund, the funds’ distributor pays a commission equal to 4% of the amount invested to broker/dealers who sell Class B shares. Direct purchases of Class B shares of the Cash Reserves Fund are not permitted. Class B shares of the Cash Reserves Fund may only be acquired by exchange from Class B shares or Class C shares of other funds. The funds’ distributor pays a commission equal to 1% of the amount invested to broker/dealers who sell Class C shares.
Class B shares that are redeemed within six years of purchase and Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge (“CDSC”) at the rates set forth in the prospectus. The amount of the CDSC, if any, will vary depending on the number of years from time of purchase until the time of redemption, and will be calculated using the methodology described in the prospectus. A hypothetical example is provided in the prospectus for further clarification.
Unless otherwise requested, redemption requests will be “grossed up” by the amount of any applicable CDSC charge and/or transaction charges such that the investor will receive the net amount requested.
Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to the Trust in connection with the sale of the Class B shares and Class C shares, such as the payment of the 4% commission to broker/dealers who sell Class B shares and the 1% commission to broker/dealers who sell Class C shares. The combination of the CDSC and distribution and service fees facilitates the ability of the Trust to sell Class B shares and Class C shares without a sales charge being deducted at the time of the purchase.
Waiver of Deferred Sales Charge. The CDSC may be waived on redemptions of Class B shares and Class C shares. The chart that follows is a restatement of the waivers found in the prospectus.

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Class B and Class C CDSC Waiver Chart

	ERISA Plans	Non-ERISA Plans
Type of Distribution	401(a) Plan, 401(k) Plan or 403(b) Plan	Supplemental 403(b) Plan	457 Plan	IRA or IRA Rollover	Non-Retirement Plan
Death or Disability	Waived	Waived	Waived	Waived	Waived
Over 70½	Waived	Waived	Waived	Waived for mandatory distributions or up to 12% of account value annually in periodic payments	Waived for up to 12% of account value annually in periodic payments
Between 59½ and 70½	Waived	Waived	Waived	Waived for Life Expectancy or up to 12% of account value annually in periodic payments	Waived for up to 12% of account value annually in periodic payments
Under 59½	Waived	Waived for annuity payments (72t) or up to 12% of account value annually in periodic payments	Waived for annuity payments (72t) or up to 12% of account value annually in periodic payments	Waived for annuity payments (72t) or up to 12% of account value annually in periodic payments	Waived for up to 12% of account value annually in periodic payments
Termination of Plan	Not Waived	Not Waived	Not Waived	Not Waived	N/A
Hardships	Waived	Waived	Waived	N/A	N/A
Return of Excess	Waived	Waived	Waived	Waived	N/A
Small Balance Accounts	N/A	N/A	N/A	N/A	Waived
In order to ensure you receive a waiver of the CDSC on redemption of your Class B shares and Class C shares, you need to notify your financial representative or the Trust that you qualify for such a waiver at the time you redeem the shares. If notice is not provided, you may not receive the waiver to which you are otherwise entitled. The Trust may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a waiver of sales charges.
Selling Shares
The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting Madison Funds directly, any such request must be signed by the registered shareholders. To contact Madison Funds via overnight mail or courier service, see “How to Contact Us."
A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.
Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.
If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.
Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (which may take up to seven business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.
In-Kind Redemptions
Although no fund would normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities held by the fund as prescribed by the Board of Trustees. If the shareholder were to sell portfolio securities received in this fashion, the shareholder would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, each fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the fund’s NAV at the beginning of such period.

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ADDITIONAL INVESTOR SERVICES
The following discussion expands upon the section entitled “Additional Investor Services” in the prospectus.
Systematic Investment Program
As explained in the prospectus, the Trust makes available to shareholders a systematic investment program. The investments under the program will be drawn on or about the day of the month indicated by the shareholder. Any shareholder’s privilege of making investments through the systematic investment program may be revoked by the Trust without prior notice if any investment by the shareholder is not honored by the shareholder’s financial institution. The program may be discontinued by the shareholder either by calling the Trust or upon written notice to the Trust which is received at least five (5) business days prior to the due date of any investment.
Systematic Withdrawal Program
As explained in the prospectus, the Trust makes available to shareholders a systematic withdrawal program. Payments under this program represent proceeds arising from the redemption of fund shares. The maintenance of a systematic withdrawal program concurrently with purchases of additional shares of the fund could be disadvantageous to a shareholder because of the sales charges that may be imposed on new purchases. Therefore, a shareholder should not purchase shares of a fund at the same time as a systematic withdrawal program is in effect for such shareholder with respect to that fund. The Trust reserves the right to modify or discontinue the systematic withdrawal program for any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice to the Trust.
Exchange Privilege and Systematic Exchange Program
As explained in the prospectus, within an account, you may exchange shares of one fund for shares of the same class of another fund, subject to the minimum investment requirements of the fund purchased, without paying any additional sales charge , except that (i) exchanges of Class A shares of the Cash Reserves Fund initially purchased without a sales charge will be subject to the appropriate sales charge upon exchange into Class A shares of another series of the Trust, and (ii) Class Y, Class I and Class R6 shares may be exchanged for Class A shares of the Cash Reserves Fund.
Exchanges of Class B and Class C shares will continue to “age” from the date of original purchase of the Class B shares or Class C shares, respectively, and will retain the same CDSC rate as they had before the exchange. In addition, Class B shares of the Cash Reserves Fund may only be acquired by exchange from Class B and Class C shares of other series of the Trust and will continue to “age” from the date of the original purchase.
With the exception of the Cash Reserves Fund and except as may be approved by the Chief Compliance Officer of the funds, only five (5) exchanges are allowed per fund in a calendar year. If you establish a systematic exchange or account rebalancing program, those exchanges are not included in the exchange limit policy. The funds reserve the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before an investor is permitted a new exchange. A fund may change its exchange policy at any time upon 60 days’ notice to its shareholders. The Trust may refuse any exchange order.
As explained in the prospectus, the Trust makes available to shareholders a systematic exchange program. The Trust reserves the right to modify or discontinue the systematic exchange program for any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice to the Trust.
Reinstatement or Reinvestment Privilege
After fund shares have been redeemed, a shareholder has a one-time right to reinvest any part of the proceeds, subject to the minimum investment of the fund, within 90 days of the redemption, at the current NAV. This privilege must be requested in writing when the proceeds are sent to the Trust.
For shareholders who exercise this privilege after redeeming Class A shares, the proceeds may be reinvested in Class A shares without a sales charge in the same fund and account from which the redemption was made.
For shareholders who exercise this privilege after redeeming Class B shares or Class C shares and paying a CDSC on the redemption, the proceeds may be reinvested in Class A shares without a sales charge in the same fund and account from which the redemption was made. The account will not be credited with the CDSC paid. If Class B shares or Class C shares were redeemed and no CDSC was paid, the proceeds may be reinvested in Class B shares or Class C shares in the same fund and account, respectively, from which the redemption was made. The holding period of the shares purchased will be “aged” back to the original purchase date.
To protect the interests of other investors in the funds, the Trust may cancel the reinvestment privilege of any parties that, in the opinion of the Trust, are using market timing strategies or making more than five exchanges per owner or controlling party per calendar year above and beyond any systematic or automated exchanges. Also, the Trust may refuse any reinvestment request.

64

The Trust may change or cancel its reinvestment policies at any time.
A redemption or exchange of fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of fund shares will be treated for tax purposes as described under the “Distributions and Taxes” section, above.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees has appointed Deloitte & Touche LLP, independent registered public accounting firm, located at 555 East Wells Street, Suite 1400, Milwaukee, Wisconsin 53202 to perform the annual audits of the funds.

FINANCIAL STATEMENTS
The funds’ audited financial statements, including the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, and financial highlights included in the funds’ 2014 annual reports to shareholders, are incorporated herein by reference. Copies of the annual reports may be obtained free of charge by writing to Madison Funds, P.O. Box 8390, Boston, Massachusetts 02266-8390, or by calling 1-800-877-6089.

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APPENDIX A - SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES
Each of the funds has adopted the proxy voting policies and procedures of its investment adviser, Madison Asset Management, LLC (“Madison”), and/or its respective subadviser: Shenkman Capital Management, Inc. (“SCM”) in the case of the High Income Fund; Wellington Management Company LLP (“Wellington Management”) in the case of the Small Cap Fund; NorthRoad Capital Management LLC (“NorthRoad”) in the case of the NorthRoad International Fund; Lazard Asset Management LLC (“Lazard”) in the case of the International Stock Fund; and Hansberger Growth Investors, L.P. ("Hansberger") in the case of of the Hansberger International Growth Fund.

The proxy voting policies and procedures for Madison, SCM, Wellington Management, NorthRoad and Lazard are found below, and collectively constitute the proxy voting policies and procedures of Madison Funds (the “Trust”).

Note: Because NorthRoad and Hansberger are affiliated with Madison, their proxy voting policies and procedures are subsumed within Madison’s policies and procedures described below. In particular, please refer to “Separate Provisions Regarding NorthRoad Capital Management Voting Recommendations” and "Separate Provisions Regarding Hansberger Growth Investors General Proxy Voting Guidelines" below.

MADISON ASSET MANAGEMENT, LLC
PROXY VOTING POLICIES AND PROCEDURES
Madison’s policies regarding voting the proxies of securities held in client accounts depend on the nature of its relationship to the client. When Madison is an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when Madison votes client proxies, it must do so in the client’s best interests as described below by these policies.
Regular Accounts
Madison does not assume the role of an active shareholder when managing client accounts. If Madison is dissatisfied with the performance of a particular company, it will generally reduce or terminate the fund’s position in the company rather than attempt to force management changes through shareholder activism.
Making the Initial Decision on How to Vote the Proxy
As stated above, Madison’s goal and intent is to vote all proxies in the client’s best interests. For practical purposes, unless Madison makes an affirmative decision to the contrary, when it votes a proxy as the board of directors of a company recommends, it means Madison agrees with the board that voting in such manner is in the interests of its clients as shareholders of the company for the reasons stated by the board. However, if Madison believes that voting as the board of directors recommends would not be in a client’s best interests, then Madison must vote against the board’s recommendation.
As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless Madison is not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, Madison must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by Madison inadvertently, promptly forward them to the client.
Documenting Madison’s Decisions
In cases where a proxy will NOT be voted or, as described below, voted against the board of directors recommendation, Madison’s policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, because Madison may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining Madison’s action or inaction, as the case may be.
Alternatively, or in addition to such notation, Madison may include a copy of the rationale for such decision in the appropriate equity correspondence file.
Why would voting as the board recommends NOT be in the client’s best interests?
Portfolio management must, at a minimum, consider the following questions before voting any proxy:
1. Is the board of directors recommending an action that could dilute or otherwise diminish the value of the client’s position? (This question is more complex than it looks: Madison must consider the time frames involved for both the client and the issuer. For example, if the board of directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, Madison would vote as the board recommended for if Madison is holding the security for clients as a long-term investment. However, if the investment is close to Madison’s valuation limits and Madison is anticipating eliminating the position in the short-term, then it would be in its clients’ best interests to vote against management’s recommendation.)
2. If so, would Madison be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management’s proposal?
3. Is the board of directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market? (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if Madison were to liquidate the position. In such a situation, Madison might vote against management’s recommendation if Madison believe a “No” vote could help prevent future share price depreciation resulting from management’s proposal or if Madison believe the value of the investment will appreciate if management’s proposal fails. A typical recent example of this type of decision is the case of a board recommendation not to expense stock options, where Madison would vote against management’s recommendation because Madison believes expensing such options will do more to enhance shareholder value going forward.)
4. Would accepting the board of directors recommendation cause Madison to violate its client’s investment guidelines? (For example, a board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any U.S. exchange or in U.S. dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible Madison would, nevertheless, vote in favor of a board’s recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean Madison will consider any client-provided proxy voting guidelines. Madison’s policy is that client investment guidelines may not include proxy voting guidelines if Madison will vote account proxies. Rather, Madison will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)
Essentially, Madison must “second guess” the board of directors to determine if their recommendation is in the best interests of its clients, regardless of whether the board thinks its recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect Madison’s clients’ investment.
In making its decisions, to the extent Madison relies on any analysis outside of the information contained in the proxy statements, Madison must retain a record of such information in the same manner as other books and records (two years in the office, five years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC’s EDGAR database, Madison must keep a copy of the proxy statement.
Addressing Conflicts of Interest
Although it is not likely, in the event there is a conflict of interest between Madison and its client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) Madison has a significant business relationship with the issuer such that voting in a particular manner could jeopardize this client and/or business relationship), Madison’s policy is to alert affected client(s) of the conflict before voting and indicate the manner in which Madison will vote. In such circumstances, Madison’s client(s) may instruct it to vote in a different manner. In any case, Madison must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund Madison manages, then Madison must present the material conflict to the board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then Madison may present the conflict to the wrap sponsor, as its agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, Madison is seeking the auditor as a client or Madison has a significant business relationship with the auditor), electing an uncontested board of directors, etc.
In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, or at the request of the applicable fund board, Madison will employ the services of an independent third party “proxy services firm” to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.
Once any member of the relevant portfolio management team determines that it would be in Madison’s clients’ best interests to vote AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from Madison’s general policy of voting with management. Such ratification need not be in writing.
The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between Madison and clients that would affect the manner by which Madison votes a proxy. Madison maintains a “conflicted list” for proxy voting purposes.
As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above.
Voting Proxies of Securities No Longer Owned
We may be entitled to vote a proxy because a security was held in a client portfolio on the record date but have subsequently sold the security from the client’s account prior to the meeting date to which the proxy relates.  In such situations, our vote has no economic value to the client who is not a shareholder of the company soliciting the proxy vote.  Therefore, our policy is to vote proxies of securities no longer owned in accordance with management recommendation or, if practical, not vote them at all.

Special Considerations for Sub-Advised Funds
The proxy voting policy and procedures of the Trust reflect the policies and procedures of the Trust’s investment advisor, Madison Asset Management, LLC (“Madison”), and are incorporated into Madison’s written compliance and procedures manual.  In addition, the Trust’s policies incorporate the proxy voting policies and procedures of Madison’s current subadvisers: Shenkman Capital Management, Inc., Lazard Asset Management LLC, NorthRoad Capital Management LLC, and Wellington Management Company LLP.
With respect to the proxy voting function relative to the Trust, the Board of Trustees has delegated this function to Madison. In general, with respect to proxies to be voted on behalf of the Trust’s sub-advised funds, or portions of such funds, Madison currently intends to delegate its voting responsibilities hereunder, such that that the respective subadvisers of such funds, or portions of such funds, will vote such proxies in accordance with their own proxy voting policies and procedures. Notwithstanding the foregoing, Madison reserves the right at any time to reassume the responsibility of voting proxies relative to one or more of the sub-advised portfolios of the Trust. Madison currently intends to monitor, by requesting periodic certifications from each of the subadvisers, the voting of each of the subadvisers to confirm consistency with each such subadviser’s proxy voting policies and procedures and to seek assurance that conflicts of interest have been adequately monitored and resolved. Madison will use reasonable efforts to ensure that the Board of Trustees is timely notified of any material changes to the proxy voting policies and procedures of each of the subadvisers as the relevant subadvisers have specifically brought to the attention of Madison, if, in Madison’s judgment, such notification is necessary for the Board’s fulfillment of its responsibilities hereunder.
Madison recognizes that there may be instances where the responsibility for voting proxies with respect to a single security is vested in two or more subadvisers (e.g., when more than one fund, or two managed portions of the same fund, hold voting securities of a single issuer). Under these circumstances, there is the possibility that the application of relevant proxy voting policies will result in proxies being voted inconsistently. It is Madison’s position that such circumstances will not be deemed to suggest improper action on the part of any subadviser, and that neither Madison nor the Trust will be required to take any action with respect to such instances, in the absence of other compelling factors that would necessitate such action.
Special Considerations for International Securities
Certain foreign companies may impose restrictions on the transfer, exchange or other matters in connection with shareholder voting. As a result, there may be instances when we will not vote a proxy of a foreign or international security because doing so might adversely affect our client’s rights relating to the security, including our ability to sell the securities for a specific time period.
ERISA Fiduciary Accounts
As a general rule, an ERISA plan Trustee is required to vote proxies. However, the fiduciary act of managing plan assets includes the responsibility to vote proxies on plan-owned stock when the named fiduciary has delegated management responsibility to an investment manager. Therefore, unless another named fiduciary (Trustee, another investment manager, consultant, plan administrator, employer, etc.) for any ERISA client expressly reserves the right to vote proxies, Madison is required to do so. In most cases, the plan document will specify who is required to vote proxies.
It is important that Madison’s investment management agreement (or the ERISA client’s plan document) (collectively, the “Contracts”) address the issue of who is responsible for voting proxies.
1. If the Contracts expressly preclude Madison from voting proxies, then the Trustee must vote proxies attributable to its ERISA client’s accounts.
2. On the other hand, if the Contracts are silent or simply state that Madison “may” vote proxies, then it is its fiduciary duty to affirmatively vote under ERISA.
ERISA requires Madison, when it is responsible for voting proxies:
1. To maintain voting records for review by the named fiduciary of the plan; and
2. Ensure that the custodian (or plan Trustee, as the case may be) forwards to Madison all proxies received so that Madison may vote them in a timely manner.
Madison’s general policy is to vote all ERISA plan proxies received in the same manner as Madison vote non-ERISA plan proxies described above. Again, as a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet).
Additional Recordkeeping Rules Related to Proxy Voting
Madison must keep any written documents (including email) Madison prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for its decision). As noted above, Madison need not keep a copy of the actual proxy statements Madison received if they are available on the SEC’s EDGAR database.
Madison must keep in the applicable client file records of written client requests for proxy voting information. Madison must, of course, also keep a copy in the client file of any of its written responses to clients who asked for such information either in writing or orally.
Madison retained the services of ProxyEdge to maintain the records of the proxy votes Madison cast on behalf of clients. To the extent Madison votes any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

Separate Provisions Regarding NorthRoad Capital Management Voting Recommendations
In the absence of specific voting guidelines from the client, NorthRoad will vote proxies in the best interests of each particular client. NorthRoad’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on NorthRoad’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities. The firm retained an independent their party proxy voting service (Glass Lewis) to provide voting recommendations for securities held in client accounts. Although NorthRoad considers the rationale behind and the recommendations made by the service, such recommendations are not binding unless the firm has a conflict of interest. Having considered the recommendations of the proxy voting service:

1.
NorthRoad will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

2.	NorthRoad will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

3.	In reviewing proposals, NorthRoad will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

4.
NorthRoad may determine that voting a proxy is not in the client's best interest based on cost or other factors, including the potential that, by voting, the liquidity of the client’s investment may be impaired.

Separate Provisions Regarding Hansberger Growth Investors General Proxy Voting Guidelines
The proxy voting guidelines below summarize Hansberger Growth Investors (“HGI”) position on various issues of concern to investors and give a general indication of how portfolio securities held in client accounts will be voted. The guidelines are not exhaustive and do not include all potential voting issues. In addition, because proxy voting issues and circumstances of individual companies are so varied, there may be instances when HGI may not vote in strict adherence to these guidelines as outlined below. The following guidelines are grouped according to the types of proposals generally presented to shareholders.
(i) Board of Directors Issues
HGI will generally vote for all Board of Directors nominees unless certain actions by the Directors warrant votes to be withheld. These instances include Directors who:

•	Attend less than 75% of the board and committee meetings; and

•	Are also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
HGI also feels that the following conflicts of interest may hinder a director’s performance and will therefore typically withhold votes from a candidate who is a:

•	CFO who presently sits on the board;

•	Director who presently sits on an excessive number of boards;

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years;

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals with the company, including perquisite type grants from the company; and

•	Director with an interlocking directorship.
(ii) Auditors
HGI will generally vote for proposals to ratify auditors. However, HGI will generally vote against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:

•
When audit fees added to audit-related fees total less than one-third of the total fees paid to the auditor by a company; When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error);

•	When the company has aggressive accounting policies;

•	When the company has poor disclosure or lack of transparency in financial statements;

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders; or

•
When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

(iii) Executive and Director Compensation
HGI will generally support executive compensation plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders. HGI will also support resolutions regarding director’s fees.

In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business, and total compensation to those covered by the plan should be in line with compensation paid by the Company's peers.
In general, HGI will determine votes for the following on a case-by-case basis:

•	Stock-based incentive plans;

•	Performance-based stock option proposals;

•	Stock plans in lieu of cash;

•	Proposals to ratify or cancel executive severance agreements; and

•	Management proposals seeking approval to re-price options.
HGI will generally vote against:

•	Retirement plans for non-employee directors;

•	Shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or forms of compensation; and

•	Shareholder proposals requiring director fees to be paid in stock only.
(iv) Takeover/Tender Offer Defenses
Anti-takeover proposals are analyzed on a case-by-case basis. However, since investors customarily, in our view, suffer a diminution of power as a result of the adoption of such proposals, they are generally opposed by HGI unless structured in such a way that they give shareholders the ultimate decision on any proposal or offer. Specifically, HGI will under normal circumstances oppose:

•	Dual class exchange offers and dual class recapitalizations (unequal voting rights);

•	Proposals to require a supermajority shareholder vote to approve charter and by-law amendments;

•	Proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations; and

•	Fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
(v) Capital Structure and Shareholder Rights
This category consists of broad issues concerning capital structure and shareholder rights. These types of issues generally call for revisions to the corporate by-laws, which will impact shareholder ownership rights. All items are reviewed and voted on a case-by-case basis; however, HGI endeavors to balance the ownership rights of shareholders and their best interests with providing management of each corporation the greatest operational latitude.
(vi) Social and Political Responsibility Issues
In the case of social and political responsibility issues that in HGI’s view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of HGI’s clients. HGI generally votes in accordance with the recommendations of its proxy voting service on these social and political issues, although HGI sometimes may abstain from voting on these issues.

Last updated July 2014

SHENKMAN CAPITAL MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

Set forth below are the policies and procedures of Shenkman Capital with respect to proxy voting. This statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. Although this statement expressly addresses proxy voting, the policies and procedures set forth herein apply to any solicitation of votes with respect to securities held in a fully discretionary client account, such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.

I.	Policy
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Shenkman Capital has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with this statement.

II.	Proxy Voting Procedures

(a)
Shenkman Capital will instruct each custodian for a discretionary client account to deliver to Shenkman Capital all proxy solicitation materials received with respect to the account. Shenkman Capital will review the securities held in its discretionary client accounts on a regular basis to confirm that it receives copies of all proxy solicitation materials concerning such securities. Shenkman Capital will vote all proxies on behalf of discretionary client accounts after carefully considering all proxy solicitation materials and other information and facts it deems relevant. A Portfolio Manager will make all voting decisions on behalf of a discretionary client account based solely on his/her determination of the best interests of that account. Shenkman Capital will use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

(b)	All proxies received by Shenkman Capital will be sent to the Portfolio Administration Department for processing as follows:

(1)	maintain a record of each proxy received;

(2)	determine which accounts managed by Shenkman Capital hold the security to which the proxy relates;

(3)
forward the proxy to a Portfolio Manager together with a list of accounts that hold the security, the number of votes each account controls (reconciling any duplications), and the date by which Shenkman Capital must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer via the custodian prior to the vote taking place;

(4)
absent material conflicts (see Section IV), a Portfolio Manager will determine how Shenkman Capital should vote the proxy. The Portfolio Manager will send its decision on how Shenkman Capital will vote a proxy to the Portfolio Administration Department, which will be responsible for making sure the proxy has been completed and returned to issuer and/or the custodian in a timely and appropriate manner.

Shenkman Capital’s General Counsel shall monitor the firm’s processing of proxy statements to assure that all proxy statements are handled and processed in accordance with this statement. The General Counsel will designate one or more team members of the firm to be responsible for insuring that all proxy statements are received and that Shenkman Capital responds to them in a timely manner.

III.	Voting Guidelines
Shenkman Capital will review all proxy solicitation materials it receives concerning securities held in a discretionary client account. Shenkman Capital will evaluate all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when Shenkman Capital considers it appropriate and when it is reasonably available.

In the absence of specific voting guidelines from the client, Shenkman Capital will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Shenkman Capital believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Generally, Shenkman Capital will vote FOR a proposal when it believes that the proposal serves the best interests of the discretionary client account whose proxy is solicited because, on balance, the following factors predominate:

(a)	the proposal has a positive economic effect on shareholder value;

(b)	the proposal poses no threat to existing rights of shareholders;

(c)	the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

(d)	the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

Generally, Shenkman Capital will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

(a)	the proposal has an adverse economic effect on shareholder value;

(b)	the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

(c)	the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

(d)	the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

(e)	the proposal is a shareholder initiative that Shenkman Capital believes wastes time and resources of the company or reflects the grievance of one individual.

Shenkman Capital will ABSTAIN from voting proxies when it believes that it is appropriate. Usually, this occurs when Shenkman Capital believes that a proposal will not have a material effect on the investment strategy it pursues for its discretionary client accounts.
IV.    Conflicts of Interest
Due to the size and nature of Shenkman Capital’s operations and its limited affiliations in the securities industry, Shenkman Capital does not expect that material conflicts of interest will arise between it and a discretionary client account over proxy voting. Shenkman Capital recognizes, however, that such conflicts may arise from time to time, such as, for example, when Shenkman Capital or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, Shenkman Capital will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Under no circumstances will Shenkman Capital place its own interests ahead of the interests of its discretionary client accounts in voting proxies.

If Shenkman Capital determines that the proxy voting policies do not adequately address a material conflict or interest related to a proxy, Shenkman Capital will provide the affected client with copies of all proxy solicitation materials received by Shenkman Capital with respect to that proxy, notify that client of the actual or potential conflict of interest, and of Shenkman Capital’s intended response to the proxy request (which response will be in accordance with the policies set forth in this statement), and request that the client consent to Shenkman Capital’s intended response. If the client consents to Shenkman Capital’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, Shenkman Capital will vote the proxy as described in the notice. If the client objects to Shenkman Capital’s intended response, Shenkman Capital will vote the proxy as directed by the client.

V.	Disclosure
(a)    Shenkman Capital will disclose in its Form ADV, Part II that clients may contact Shenkman Capital (via e-mail or telephone) in order to obtain information on how Shenkman Capital voted such client’s proxies, and to request a copy of this statement. If a client requests this information, Shenkman Capital will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about: (i) the name of the issuer; (ii) the proposal voted upon, and (iii) how Shenkman Capital voted the client’s proxy.
(b)    A concise summary of this statement will be included in Shenkman Capital’s Form ADV, Part II, and will be updated whenever these policies and procedures are updated. Shenkman Capital will arrange for a copy of this summary to be sent to all existing clients as part of its annual distribution of its Form ADV, Part II.

VI.	Recordkeeping
Shenkman Capital will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Shenkman Capital. Records of the following will be included in the files:

(a)	copies of these proxy voting policies and procedures, and any amendments thereto;

(b)
a copy of each proxy statement that it receives; provided, however, that Shenkman Capital may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

(c)	a record of each vote that Shenkman Capital casts;

(d)	a copy of any document Shenkman Capital created that was material to making a decision how to vote proxies, or that memorializes that decision; and

(e)
a copy of each written client request for information on how Shenkman Capital voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how Shenkman Capital voted its proxies.

Dated: September 2011

WELLINGTON MANAGEMENT COMPANY LLP
GLOBAL PROXY POLICIES AND PROCEDURES
INTRODUCTION
Wellington Management Company LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.
STATEMENT OF POLICY
Wellington Management:
1) Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2) Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.
3) Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
RESPONSIBILITY AND OVERSIGHT
Investor and Counterparty Services (“ICS”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Day-to-day administration of the proxy voting process is the responsibility of ICS, which also acts as a resource for portfolio managers and research analysts on proxy matters, as needed. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.
PROCEDURES
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank To deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, ICS conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by ICS and voted in accordance with the Guidelines.

•
Issues identified as “case-by-case” in the Guidelines are further reviewed by ICS. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•
Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact ICS about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.
OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
ADDITIONAL INFORMATION
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: January 1, 2015

LAZARD ASSET MANAGEMENT LLC
PROXY VOTING POLICY

A. Introduction
Lazard Asset Management LLC and Lazard Asset Management (Canada), Inc. (together, “Lazard”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.
Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.
B. Responsibility to Vote Proxies
Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.
As discussed more fully in Section G of this Policy, there may be times when Lazard determines that it would be in the best interests of its clients to abstain from voting proxies.
C. General Administration
1. Overview
Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal / Compliance Department and by a Proxy Committee currently consisting of Managing Directors, LAM’s General Counsel and Chief Compliance Officer, portfolio managers and other investment personnel of Lazard. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal / Compliance Department must be present at all Proxy Committee meetings.
2. Role of Third Parties
To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.
ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.
3. Voting Process
Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.
Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, the Manager of ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Manager of ProxyOps will consult with Portfolio Management to determine when it would be appropriate to abstain from voting.
In seeking Portfolio Management’s recommendation, the Manager of ProxyOps provides ISS’ recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to certain strategy-specific situations or situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Sections F and G below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation. If necessary, and in cases where there is a possibility of a split vote among Portfolio Management teams as described in Section G.1. below, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote.
Subject to certain strategy-specific situations, ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management with both the Approved Guideline, as well as ISS’ recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest or certain strategy-specific situations, in which case an alternative approach may be followed. (See Sections F and G, below.)
D. Specific Proxy Items
Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.
Certain strategy-specific considerations may result in Lazard voting proxies other than according to Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters or other differences from how Lazard votes or handles its proxy voting. These considerations are discussed in more detail in Section G, below.
1. Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

•	routine election or re-election of directors;

•	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

•	issues relating to the timing or conduct of annual meetings; and

•	name changes.
2. Corporate Governance and Shareholder Rights Matters
Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.
a. Board of Directors and Its Committees
Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors. Lazard believes that in most instances, a board and the issuer’s management are in the best position to make the determination how to best increase a board’s effectiveness. Lazard does not believe that establishing burdensome requirements regarding a board will achieve this objective. Lazard has Approved Guidelines to vote:

•	For the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

•	For a requirement that a substantial majority (e.g. 2/3) of a US or UK company’s directors be independent;

•	On a case-by-case basis regarding the election of directors where the board does not have independent “key committees” or sufficient independence;

•	For proposals that a board’s committees be comprised solely of independent directors or consist of a majority of independent directors;

•
For proposals to limit directors’ liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is on a case-by-case basis;

•	For proposals seeking to de-classify a board and Against proposals seeking to classify a board;

•	On a case-by-case basis on all proposals relating to cumulative voting;

•
Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees.

•	Against shareholder proposals seeking union or special-interest representation on the board;

•	Against shareholder proposals seeking to establish term limits or age limits for directors;

•	On a case-by-case basis on shareholder proposals seeking to require that the issuer’s chairman and chief executive officer be different individuals;

•	Against shareholder proposals seeking to establish director stock-ownership requirements; and

•	Against shareholder proposals seeking to change the size of a board, requiring women or minorities to serve on a board, or requiring two candidates for each board seat.
b. Anti-takeover Measures
Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares. Consequently, Lazard has adopted Approved Guidelines to vote:

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

•	On a case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”) and For proposals seeking to require all poison pill plans be submitted to shareholder vote;

•	Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;

•	Against “blank check” preferred stock; and

•	On a case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.
c. Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

•	Against proposals to adjourn meetings;

•	Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	For proposals providing for confidential voting;

•	Against efforts to eliminate or restrict right of shareholders to act by written consent;

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, and

•	On a case-by-case basis on changes to quorum requirements.
3. Changes to Capital Structure
Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

•	For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	For stock splits and reverse stock splits;

•	On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

•	On a case-by-case basis on management proposals to issue a new class of common or preferred shares;

•	For management proposals to adopt or amend dividend reinvestment plans;

•	Against changes in capital structure designed to be used in poison pill plans; and

•	On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.
4. Stock Option Plans and Other Executive Compensation Issues
Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

•	On a case-by-case basis regarding all stock option plans;

•	Against restricted stock plans that do not involve any performance criteria;

•	For employee stock purchase plans;

•	On a case-by-case basis for stock appreciation rights plans;

•	For deferred compensation plans;

•	Against proposals to approve executive loans to exercise options;

•	Against proposals to re-price underwater options;

•
On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5. Mergers and Other Significant Transactions
Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.
6. Social and Political Issues
Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.
Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote on a case-by-case basis for most social and political issue proposals. Lazard will generally vote for the approval of anti-discrimination policies.
E. Voting Non-U.S. Securities
Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.
There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below). Due to the nature of the strategy, a decision to refrain from voting proxies for securities held by the Korea Corporate Governance strategy managed by Lazard (“KCG”), certain Japanese securities or emerging market securities will generally be determined by Portfolio Management. (See Section G.1. below.)

F. Conflicts of Interest
1. Overview
Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.
Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

•
Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker-dealer, or an investment banking affiliate has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.
2. General Policy and Consequences of Violations
All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates. ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal / Compliance Department. No other officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between an officer or employee of LF&Co. and an officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.
3. Monitoring for Conflicts and Voting When a Material Conflict Exists
ProxyOps monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to LAM’s Chief Compliance Officer or General Counsel.
a. Where Approved Guideline Is For or Against
Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If there is no material conflict, the proxy will be voted as outlined in this Policy. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline.
b. Where Approved Guideline Is Case-by-Case
In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist. If a conflict exists, and Lazard policy is to vote “case-by-case”, then ProxyOps will vote in accordance with the concurring recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service. If the two ISS services’ recommendations are contrary to each other, ProxyOps will obtain a recommendation from a third independent source that provides voting advisory services, and will defer to the majority recommendation. If a recommendation from the Proxy Committee approved third independent source is not available, Lazard will follow the recommendation of ISS’ Proxy Advisor service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will vote shares for or against the proposal in proportion to shares voted by other shareholders.

G.Other Matters
1.Issues Relating to Management of Specific Lazard Strategies
Due to the nature of certain strategies managed by Lazard, specifically its emerging markets and KCG strategies, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. With respect to the KCG strategy, Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases ProxyOps will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines.

Additionally, particularly with respect to certain Japanese securities, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard's obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives (e.g., the KCG strategy and an emerging-markets strategy), one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the KCG team to determine what action would be in the best interests of its clients. However, under unusual circumstances, the votes may be split between the two teams. In such event, a meeting of the Proxy Committee will be held to determine whether it would be appropriate to split the votes.
2. Stock Lending
As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and ProxyOps will vote the proxies in accordance with the Approved Guidelines.
H. Review of Policy
The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

Last updated: September 2012

APPENDIX B – QUALITY RATINGS
Any investment Madison makes for the funds will have a “quality rating” determined principally by ratings assigned by a nationally recognized statistical rating organization (an “NRSRO”). Otherwise, Madison will assign a rating according to comparable standards when there is no published rating or when published ratings differ or are considered obsolete.
Quality ratings will often be determined by referring to the ratings assigned by the two primary NRSROs that rate securities: Moody’s Investors Service, Inc. (“Moody’s”) and Standard and Poor’s Corporation (“S&P”). In addition, Madison may also refer to the ratings assigned by Fitch, Inc. (“Fitch”), another NRSRO. In cases where more than one NRSRO rates an issue, it will be graded according to whichever rating Madison deems appropriate. In cases where no organization rates an issue, Madison will grade it using the following standards that it believes are comparable to those followed by the NRSROs.
Bonds. Moody’s uses ratings Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C; S&P uses ratings AAA, AA, A, BBB, BB, B, CCC, CC and C; and Fitch uses ratings AAA, AA, A, BBB, BB, B, CCC, CC, C and D. Bonds rated Aaa or AAA are judged to be of the best quality; interest and principal are secure and prices respond only to market rate fluctuations. Bonds rated Aa or AA are also judged to be of high quality, but margins of protection for interest and principal may not be quite as good as for the highest rated securities.
Bonds rated A are considered upper medium grade by each organization. Protection for interest and principal is deemed adequate but susceptible to future impairment, and market prices of such obligations, while moving primarily with market rate fluctuations, also may respond to economic conditions and issuer credit factors.
Bonds rated Baa or BBB are considered medium grade obligations. Protection for interest and principal is adequate over the short term, but these bonds may have speculative characteristics over the long term and therefore may be more susceptible to changing economic conditions and issuer credit factors than they are to market rate fluctuations.
Notes and bonds rated Ba or BB are considered to have immediate speculative elements and their future cannot be considered well assured; protection of interest and principal may be only moderate and not secure over the long term; the position of these bonds is characterized as uncertain.
Notes and bonds rated B or lower by each organization are generally deemed to lack desirable investment characteristics; there may be only small assurance of payment of interest and principal or adherence to the original terms of issue over any long period.
Obligations rated Baa or above by Moody’s or rated BBB or above by S&P are considered “investment grade” securities, whereas lower rated obligations are considered “speculative grade” securities.
Bond ratings may be further enhanced by the notation “+” or “-.” For purposes of the funds and their investment policies and restrictions, such notations shall be disregarded. Thus, for example, bonds rated BBB- are considered investment grade while bonds rated BB+ are not.
Notes. Moody’s rates shorter term issues with “Moody’s Investment Grade” or “MIG” designations, MIG-1, MIG-2 and MIG-3; it assigns separate “VMIG” ratings, VMIG-1, VMIG-2 and VMIG-3, to variable rate demand obligations for which the issuer or a third-party financial institution guarantees to repurchase the obligation upon demand from the holder.
MIG-1 and VMIG-1 notes are of the best quality, enjoying strong protection from established cash flows for debt service or well established and broadly based access to the market for refinancing. MIG-2 and VMIG-2 notes are of high quality, with ample margins of protection, but not as well protected as the highest rated issues. MIG-3 and VMIG-3 notes are of favorable quality, having all major elements of security, but lacking the undeniable strength of the higher rated issues and having less certain access to the market for refinancing.
S&P assigns the ratings, SP-1, SP-2, and SP-3, and Fitch assigns the ratings F1, F2 and F3, to shorter term issues, which are comparable to Moody’s MIG-1, MIG-2 and MIG-3 ratings, respectively.
Commercial Paper. Commercial paper, only some of which may be tax-exempt, is rated by Moody’s with “Prime” or “P” designations, as P-1, P-2 or P-3, all of which are considered investment grades. In assigning its rating, Moody’s considers a number of credit characteristics of the issuer, including: (1) industry position; (2) rates of return; (3) capital structure; (4) access to financial markets; and (5) backing by affiliated companies.
P-1 issuers have superior repayment capacity and credit characteristics; P-2 issuers have strong repayment capacity but more variable credit characteristics; and P-3 issuers have acceptable repayment capacity, but highly variable credit characteristics and may be highly leveraged.
S&P rates commercial paper as A-1, A-2 or A-3. To receive a rating from S&P, the issuer must have adequate liquidity to meet cash requirements, long-term senior debt rated A or better (except for occasional situations in which a BBB rating is permitted), and at least two additional channels of borrowing. The issuer’s basic earnings and cash flow must have an upward trend (except for unusual circumstances) and typically, the issuer has a strong position in a well-established industry. S&P assigns the individual ratings A-1, A-2 and A-3 based on its assessment of the issuer’s relative strengths and weakness within the group of ratable companies.

B-1

PART C
OTHER INFORMATION
Madison Funds
Item 23. Exhibits
See “Exhibit Index.”
Item 24. Persons Controlled by or Under Common Control With Registrant
None.
Item 25. Indemnification
As a Delaware statutory trust, Registrant’s operations are governed by its Amended and Restated Declaration of Trust dated March 1, 2014 (the “Declaration of Trust”). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “DSTA”) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DSTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.
To protect Registrant’s shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.
The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.
Registrant also maintains directors’ and officers’ liability insurance for the benefit of Registrant’s trustees and as well as the officers and directors of the Registrant’s advisor and its affiliates (referred to as an “Insured” or the “Insureds”). The policy does not protect against any liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of an Insured’s office.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to any provision of the Registrant’s Declaration of Trust, the Registrant and its officers and Trustees have been advised that in the opinion of the Securities and Exchange Commission (the “SEC”), such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities

(other than the payment by the Registrant of expenses incurred or paid by a Trustee, director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by an Insured in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, subject to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 26. Business and Other Connections of Investment Adviser
The investment adviser for Registrant is Madison Asset Management, LLC (“MAM”). See the section in Part A entitled “Investment Adviser” for a more complete description.
To the best of Registrant’s knowledge, none of the officers and directors of MAM is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years (other than their association with MAM and its affiliates, including Madison Investment Holdings, Inc.(“MIH”)). See the section in Part B entitled “Management of the Trust - Trustees and Officers” for more information regarding the officers and directors of MAM. Also refer to Part I of MAM’s Uniform Application for Investment Advisor Registration on Form ADV, as filed with the SEC.
Item 27. Principal Underwriter

a.
MFD Distributor, LLC (“MFD”), a registered broker‑dealer, is the principal distributor of Registrant’s shares. MFD does not act as principal underwriter, distributor, depositor or investment adviser for any investment company other than Registrant and the Ultra Series Fund. The principal business address for MFD is 550 Science Drive, Madison, WI 53711. MFD is a wholly owned subsidiary of MIH.

b.	The officers and directors of MFD are as follows:

Name and Principal Business Address	Positions and Offices with the Underwriter	Positions and Offices with Registrant
W. Richard Mason(1)	General Securities Principal, Chief Compliance Officer and Financial Operations Principal	Chief Compliance Officer, Corporate Counsel and Assistant Secretary
Elizabeth A. Dettman(2)	Corporate Accountant	None
David J. DeVito (2)	General Securities Principal	None
Steven A. Carl(2)	General Securities Principal	None
Holly Nellessen(2)	Branch Manager & General Securities Principal	Assistant Secretary
Holly S. Baggot(2)	Vice President	Secretary and Assistant Treasurer
Katherine L. Frank(2)	Manager; Chief Operating Officer of Sole Member(3)	Trustee and President
(1) The principal business address of this person is: 8777 North Gainey Center Drive, Scottsdale, AZ 85258.

(2)	The principal business address of these persons is: 550 Science Drive, Madison, WI 53711.

(3)	Ms. Frank is the Chief Operating Officer of MIH, which is the sole member of MFD.

c.	There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.

Item 28. Location of Accounts and Records
The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by:
a. Madison Asset Management, LLC
550 Science Drive

Madison, WI 53711

b.	MFD Distributor, LLC
550 Science Drive
Madison, WI 53711
c. Boston Financial Data Services
2000 Crown Colony Drive
Quincy, MA 02169

d. State Street Bank & Trust Company
801 Pennsylvania
Kansas City, MO 64105

Item 29. Management Services
Not applicable.
Item 30. Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, State of Wisconsin, on this 27th day of February, 2015.

Madison Funds

By: (signature) Katherine L. Frank
Katherine L. Frank
President

Pursuant to the requirements of the Securities Act, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

Signatures	Title	Date
/s/Katherine L. Frank	President and Trustee (Principal	February 27, 2015
Katherine L. Frank	Executive Officer)
/s/Greg D. Hoppe	Treasurer (Principal Financial	February 27, 2015
Greg D. Hoppe	Officer)
*	Trustee	February 27, 2015
James R. Imhoff, Jr.
*	Trustee	February 27, 2015
Philip E. Blake
*	Trustee	February 27, 2015
Steven P. Riege
*	Trustee	February 27, 2015
Richard E. Struthers

*By: (signature) W. Richard Mason
*Pursuant to Power of Attorney (see Exhibit (q) to this Registration Statement)

EXHIBIT INDEX

	Exhibit	Incorporated by Reference to	Filed Herewith
(a.1)	Amended and Restated Declaration of Trust dated March 1, 2014	Initial Filing of Form N-14 Registration Statement filed by Registrant on April 28, 2014

(a.2)	Certificate of Trust	Post-Effective Amendment (“PEA”) No. 23 to this Form N-1A Registration Statement filed on December 26, 2007

(b)	Not Applicable

(c)	Incorporated by reference to the Declaration of Trust

(d.1)	Form of Amended and Restated Investment Advisory Agreement with Madison Asset Management, LLC (“MAM”)		X

(d.2)	Investment Sub-Advisory Agreement with Lazard Asset Management effective July 1, 2009	PEA No. 27 to this Form N-1A Registration Statement filed on October 9, 2009

(d.3)	Investment Sub-Advisory Agreement with Wellington Management Company, LLP effective July 1, 2009	Form N-14 Registration Statement filed on September 30, 2009

(d.4)	Investment Sub-Advisory Agreement with Shenkman Capital Management effective July 1, 2009	PEA No. 27 to this Form N-1A Registration Statement filed on October 9, 2009

(d.5)	Investment Sub-Advisory Agreement with NorthRoad Capital Management LLC effective April 19, 2013	PEA No. 37 to this Form N-1A Registration Statement filed on January 2, 2013

(d.6)	Form of Investment Sub-Advisory Agreement with Hansberger Growth Investors, L.P.	Initial Filing of Form N-14 Registration Statement filed by Registrant on April 28, 2014

(e.1)	Amended and Restated Distribution Agreement with MFD Distributor, LLC effective April 19, 2013	PEA No. 37 to this Form N-1A Registration Statement filed on January 2, 2013

(e.2)	Form of Dealer Agreement and 22c-2 Addendum (as revised effective May 30, 2013)	PEA No. 43 to this Form N-1A Registration Statement filed on July 8, 2013

(f)	Not Applicable

(g)	Custodian Agreement with State Street Bank and Trust Company dated January 1, 2013	PEA No. 38 to this Form N-1A Registration Statement filed on February 28, 2013

(h.1)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. dated January 1, 2013	PEA No. 38 to this Form N-1A Registration Statement filed on February 28, 2013

(h.2)	Form of Amended and Restated Services Agreement with MAM		X

(i.1)	Opinion and Consent of Sutherland, Asbill & Brennan LLP dated November 12, 1997	Pre-Effective Amendment No. 2 to this Form N-1A Registration Statement filed on November 12, 1997

(i.2)	Opinion and Consent of Sutherland, Asbill & Brennan LLP dated February 17, 2000	PEA No. 5 to this Form N-1A Registration Statement filed on February 23, 2000

(i.3)	Opinion and Consent of Sutherland, Asbill & Brennan LLP dated February 22, 2001	PEA No. 7 to this Form N-1A Registration Statement filed on February 23, 2001

(i.4)	Opinion and Consent of Steven R. Suleski dated February 28, 2008	PEA No. 24 to this Form N-1A Registration Statement filed on February 28, 2008

(j)	Consent of Deloitte & Touche LLP		X

(k)	Not Applicable

(l.1)	Subscription Agreement with CUNA Mutual Insurance Society dated November 7, 1997	Pre-Effective Amendment No. 2 to this Form N-1A Registration Statement filed on November 12, 1997

(1.2)	Subscription Agreement with CUNA Mutual Life Insurance Company dated November 7, 1997	Pre-Effective Amendment No. 2 to this Form N-1A Registration Statement filed on November 12, 1997

(1.3)	Subscription Agreement with CUNA Mutual Life Insurance Company dated February 19, 2001	PEA No. 7 to this Form N-1A Registration Statement filed on February 23, 2001

(1.4)	Subscription Agreement with CUNA Mutual Life Insurance Company dated June 16, 2006	PEA No. 17 to this Form N-1A Registration Statement filed on December 8, 2006

(l.5)	Subscription Agreement with CUNA Mutual Life Insurance Company dated November 30, 2006	PEA No. 17 to this Form N-1A Registration Statement filed on December 8, 2006

(l.6)	Subscription Agreement with CUMIS Insurance Society, Inc. dated November 7, 1997	PEA No. 2 to this Form N-1A Registration Statement filed on February 10, 1999

(1.7)	Subscription Agreement with CUMIS Insurance Society, Inc. dated February 17, 2007	PEA No. 5 to this Form N-1A Registration Statement filed on February 23, 2000

(l.8)	Subscription Agreement with MEMBERS Capital Advisors, Inc. dated December 17, 2007	PEA No. 23 to this Form N-1A Registration Statement filed on December 26, 2007

(l.9)	Subscription Agreement with Frank Burgess dated October 30, 2009	PEA No. 28 to this Form N-1A Registration Statement filed on December 22, 2009

(l.10)	Subscription Agreement with MAM effective April 19, 2013	PEA No. 37 to this Form N-1A Registration Statement filed on January 2, 2013

(1.11)	Subscription Agreement with MAM effective September 23, 2013	PEA No. 43 to this Form N-1A Registration Statement filed on July 8, 2013

(1.12)	Form of Subscription Agreement with MAM For New Target Date Funds	PEA No. 51 to this Form N-1A Registration Statement filed on May 5, 2014

(m.1)	Amended and Restated Service Plan for Class A Shares dated September 23, 2013	PEA No. 43 to this Form N-1A Registration Statement filed on July 8, 2013

(m.2)	Amended and Restated Distribution and Service Plan for Class B Shares dated April 19, 2013	PEA No. 37 to this Form N-1A Registration Statement filed on January 2, 2013

(m.3)	Amended and Restated Distribution and Service Plan for Class C Shares dated April 19, 2013	PEA No. 37 to this Form N-1A Registration Statement filed on January 2, 2013

(n)	Amended and Restated Plan for Multiple Classes of Shares (Pursuant to Rule 18f-3) dated May 20, 2014	Initial Filing of Form N-14 Registration Statement filed by Registrant on April 28, 2014

(o)	Reserved

(p.1)
Madison Investment Holdings, Inc., Madison Investment Advisors, LLC, Madison Asset Management, LLC, NorthRoad Capital Management, LLC, Hansberger Growth Investors, L.P., MFD Distributor, LLC and Madison Funds Code of Ethics effective August 2014
X

(p.2)	Lazard Asset Management LLC Code of Ethics dated September 2012	PEA No. 37 to this Form N-1A Registration Statement filed on January 2, 2013

(p.3)	Wellington Management Company, LLP Code of Ethics dated August 1, 2013	PEA No. 48 to this Form N-1A Registration Statement filed on February 26, 2014

(p.4)	Shenkman Capital Management, Inc. Code of Ethics dated November 2013	PEA No. 48 to this Form N-1A Registration Statement filed on February 26, 2014

(q)	Powers of Attorney for each Trustee of Madison Funds	PEA No. 28 to this Form N-1A Registration Statement filed on December 22, 2009
____________________
X    Filed herewith.